UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3759

Variable Insurance Products Fund IV
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Consumer Discretionary Portfolio
(formerly Consumer Industries Portfolio)

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Consumer Discretionary Portfolio

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Consumer Discretionary, shareholders approved narrowing the fund's policies to focus on companies engaged in the manufacture and distribution of consumer discretionary products and services. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies. The fund is now benchmarked to the MSCI US Investable Market Consumer Discretionary Index.

Annual Report

VIP Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Consumer Discretionary - Initial Class	12.63%	5.84%	4.79%
VIP Consumer Discretionary - Investor Class B	12.62%	5.82%	4.77%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Discretionary Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Consumer Discretionary Portfolio

VIP Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Comments from Martin Zinny, who became sole manager of VIP Consumer Discretionary Portfolio on October 2, 2006

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund underperformed the 16.79% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index and the 20.21% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final three months1. The new supplemental benchmark and simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to just consumer discretionary issues. During the same 12-month period, the fund also lagged the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) For the first nine months of the period, the portfolio underperformed the Goldman Sachs benchmark. Out-of-index holdings in Internet firms eBay and Yahoo encountered difficulties and were sold. Not owning cable operator Comcast during that period also proved detrimental to results, as the index component soared on strong profits. On the positive side, the stock of Federated Department Stores did well as it acquired May Department Stores and investors applauded the merger plan. Out-of-index Swiss food conglomerate Nestle also helped results, as did our avoidance of index component Home Depot, whose stock was hurt by a slowdown in the housing market. By the end of the 12-month period, however Comcast and Home Depot were in the portfolio, but the position in Nestle had been sold to lock in profits. The fund underperformed the MSCI index during the final three months of the period, hurt by lowered investor expectations for many of our retail holdings. Federated Department Stores' merger plan did not produce results as quickly as investors had hoped, and its stock price retreated. Women's retailer Coldwater Creek also saw its stock stumble. I had expected electronics retailers Best Buy and Circuit City to be buoyed by strong sales of high-definition TVs, but instead they were hurt by price competition that lowered profits. Elsewhere in retail, however, our investments in high-end apparel retailers helped results, as Saks, Polo Ralph Lauren and Coach all delivered strong performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Consumer Industries Index, which returned 8.81% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Consumer Discretionary Index, which returned 10.48% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 20.21%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Consumer Discretionary Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,104.10	$ 6.10**
Hypothetical A	$ 1,000.00	$ 1,019.41	$ 5.85**
Investor Class
Actual	$ 1,000.00	$ 1,105.00	$ 6.63**
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.15%**
Investor Class	1.25%**

** If changes to voluntary expense limitations, effective February 1, 2007 had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Initial Class	1.00%
Actual		$ 5.30
Hypothetical A		$ 5.09
Investor Class	1.15%
Actual		$ 6.10
Hypothetical A		$ 5.85

A 5% return per year before expenses

VIP Consumer Discretionary Portfolio

VIP Consumer Discretionary Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Department Stores, Inc.	6.4	1.9
News Corp. Class A	6.0	1.5
Time Warner, Inc.	5.9	0.0
Comcast Corp. Class A	3.7	0.0
McDonald's Corp.	3.3	0.0
Target Corp.	3.1	2.9
JCPenney Co., Inc.	3.0	1.1
Polo Ralph Lauren Corp. Class A	3.0	0.7
McGraw-Hill Companies, Inc.	3.0	1.1
Saks, Inc.	3.0	0.3
	40.4
Top Industries (% of fund's net assets)
As of December 31, 2006
Specialty Retail	24.0%
Media	22.9%
Multiline Retail	17.3%
Hotels, Restaurants & Leisure	13.5%
Textiles, Apparel & Luxury Goods	8.5%
All Others*	13.8%

As of June 30, 2006
Specialty Retail	13.6%
Hotels, Restaurants & Leisure	12.5%
Internet Software & Services	12.0%
Media	9.3%
Multiline Retail	8.8%
All Others*	43.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Consumer Discretionary Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
AUTOMOBILES - 1.3%
Automobile Manufacturers - 1.3%
Renault SA	800	$ 96,111
Toyota Motor Corp. sponsored ADR	1,000	134,310
		230,421
COMPUTERS & PERIPHERALS - 1.7%
Computer Hardware - 1.7%
Hewlett-Packard Co.	7,700	317,163
DIVERSIFIED CONSUMER SERVICES - 1.5%
Specialized Consumer Services - 1.5%
Sotheby's Class A (ltd. vtg.)	8,500	263,670
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Specialized Finance - 1.7%
Moody's Corp.	4,400	303,864
FOOD & STAPLES RETAILING - 1.0%
Food Retail - 1.0%
Tesco PLC	5,000	39,612
Tesco PLC Sponsored ADR	5,900	142,780
		182,392
HOTELS, RESTAURANTS & LEISURE - 13.5%
Casinos & Gaming - 4.8%
Ameristar Casinos, Inc.	2,500	76,850
Boyd Gaming Corp.	3,700	167,647
International Game Technology	5,800	267,960
Las Vegas Sands Corp. (a)	1,500	134,220
Penn National Gaming, Inc. (a)	2,800	116,536
Wynn Resorts Ltd.	1,100	103,235
		866,448
Hotels, Resorts & Cruise Lines - 2.0%
Accor SA	2,600	201,489
Marriott International, Inc. Class A	3,500	167,020
		368,509
Restaurants - 6.7%
McDonald's Corp.	13,700	607,321
Starbucks Corp. (a)	5,600	198,352
Tim Hortons, Inc.	1,754	50,796
Wendy's International, Inc.	11,000	363,990
		1,220,459
TOTAL HOTELS, RESTAURANTS & LEISURE		2,455,416
HOUSEHOLD DURABLES - 0.7%
Homebuilding - 0.3%
D.R. Horton, Inc.	2,000	52,980
Household Appliances - 0.4%
Whirlpool Corp.	1,000	83,020
TOTAL HOUSEHOLD DURABLES		136,000

	Shares	Value (Note 1)
INTERNET & CATALOG RETAIL - 2.1%
Catalog Retail - 1.6%
Coldwater Creek, Inc. (a)	12,000	$ 294,240
Internet Retail - 0.5%
Blue Nile, Inc. (a)	2,300	84,847
TOTAL INTERNET & CATALOG RETAIL		379,087
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
Google, Inc. Class A (sub. vtg.) (a)	500	230,240
MEDIA - 22.9%
Broadcasting & Cable TV - 4.9%
Comcast Corp. Class A	16,000	677,280
Grupo Televisa SA de CV (CPO) sponsored ADR	7,700	207,977
		885,257
Movies & Entertainment - 13.4%
Live Nation, Inc. (a)	300	6,720
News Corp.:
Class A	50,741	1,089,917
Class B	1,700	37,842
The Walt Disney Co.	4,700	161,069
Time Warner, Inc.	49,300	1,073,754
Viacom, Inc. Class B (non-vtg.) (a)	1,500	61,545
		2,430,847
Publishing - 4.6%
McGraw-Hill Companies, Inc.	7,900	537,358
R.H. Donnelley Corp.	4,700	294,831
		832,189
TOTAL MEDIA		4,148,293
MULTILINE RETAIL - 17.3%
Department Stores - 14.2%
Federated Department Stores, Inc.	30,500	1,162,962
JCPenney Co., Inc.	7,100	549,256
Kohl's Corp. (a)	900	61,587
Nordstrom, Inc.	1,000	49,340
Saks, Inc.	29,900	532,818
Sears Holdings Corp. (a)	1,300	218,309
		2,574,272
General Merchandise Stores - 3.1%
Target Corp.	9,900	564,795
TOTAL MULTILINE RETAIL		3,139,067
PERSONAL PRODUCTS - 0.7%
Personal Products - 0.7%
Bare Escentuals, Inc.	3,900	121,173
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - 24.0%
Apparel Retail - 12.2%
Abercrombie & Fitch Co. Class A	2,300	$ 160,149
Aeropostale, Inc. (a)	1,300	40,131
American Eagle Outfitters, Inc.	5,350	166,974
Casual Male Retail Group, Inc. (a)	7,200	93,960
Charlotte Russe Holding, Inc. (a)	1,950	59,963
Gap, Inc.	5,800	113,100
Gymboree Corp. (a)	7,700	293,832
Hot Topic, Inc. (a)	1,800	24,012
Limited Brands, Inc.	13,900	402,266
Ross Stores, Inc.	2,500	73,250
The Children's Place Retail Stores, Inc. (a)	900	57,168
TJX Companies, Inc.	17,500	499,100
Tween Brands, Inc. (a)	1,600	63,888
Urban Outfitters, Inc. (a)	1,700	39,151
Zumiez, Inc. (a)	4,200	124,068
		2,211,012
Computer & Electronics Retail - 4.5%
Best Buy Co., Inc.	10,150	499,279
Circuit City Stores, Inc.	6,800	129,064
RadioShack Corp.	10,900	182,902
		811,245
Home Improvement Retail - 2.6%
Home Depot, Inc.	7,400	297,184
Lowe's Companies, Inc.	5,700	177,555
		474,739
Specialty Stores - 4.7%
Office Depot, Inc. (a)	3,300	125,961
OfficeMax, Inc.	3,100	153,915
PETsMART, Inc.	1,600	46,176
Staples, Inc.	16,050	428,535
Tiffany & Co., Inc.	2,500	98,100
		852,687
TOTAL SPECIALTY RETAIL		4,349,683
TEXTILES, APPAREL & LUXURY GOODS - 8.5%
Apparel, Accessories & Luxury Goods - 6.7%
Coach, Inc. (a)	10,900	468,264

	Shares	Value (Note 1)
Phillips-Van Heusen Corp.	3,900	$ 195,663
Polo Ralph Lauren Corp. Class A	7,000	543,620
		1,207,547
Footwear - 1.8%
Deckers Outdoor Corp. (a)	2,100	125,895
Iconix Brand Group, Inc. (a)	1,900	36,841
NIKE, Inc. Class B	1,000	99,030
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,962	65,354
		327,120
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,534,667
TOTAL COMMON STOCKS (Cost $16,310,055)		17,791,136
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 5.37% (b) (Cost $417,698)	417,698	417,698
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $16,727,753)		18,208,834
NET OTHER ASSETS - (0.5)%		(87,620)
NET ASSETS - 100%		$ 18,121,214
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,702
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $299,913 all of which will expire on December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $16,310,055)	$ 17,791,136
Fidelity Central Funds (cost $417,698)	417,698
Total Investments (cost $16,727,753)		$ 18,208,834
Receivable for investments sold		294,970
Dividends receivable		11,779
Interest receivable		555
Prepaid expenses		46
Receivable from investment adviser for expense reductions		1,476
Other receivables		298
Total assets		18,517,958

Liabilities
Payable for investments purchased	$ 344,797
Accrued management fee	8,681
Other affiliated payables	2,043
Other payables and accrued expenses	41,223
Total liabilities		396,744

Net Assets		$ 18,121,214
Net Assets consist of:
Paid in capital		$ 16,987,185
Undistributed net investment income		24,654
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(371,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,481,128
Net Assets		$ 18,121,214

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($13,865,636 ÷ 1,080,029 shares)	$ 12.84

Investor Class: Net Asset Value, offering price and redemption price per share ($4,255,578 ÷ 331,628 shares)	$ 12.83

See accompanying notes which are an integral part of the financial statements.

VIP Consumer Discretionary Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 130,965
Special dividends		88,800
Interest		80
Income from Fidelity Central Funds		16,702
Total income		236,547

Expenses
Management fee	$ 65,645
Transfer agent fees	16,003
Accounting fees and expenses	4,586
Custodian fees and expenses	13,759
Independent trustees' compensation	40
Audit	40,378
Legal	380
Miscellaneous	1,583
Total expenses before reductions	142,374
Expense reductions	(8,342)	134,032
Net investment income (loss)		102,515
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,366,601
Foreign currency transactions	(103)
Total net realized gain (loss)		1,366,498
Change in net unrealized appreciation (depreciation) on: Investment securities	(45,476)
Assets and liabilities in foreign currencies	54
Total change in net unrealized appreciation (depreciation)		(45,422)
Net gain (loss)		1,321,076
Net increase (decrease) in net assets resulting from operations		$ 1,423,591

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 102,515	$ (20,318)
Net realized gain (loss)	1,366,498	700,317
Change in net unrealized appreciation (depreciation)	(45,422)	(445,638)
Net increase (decrease) in net assets resulting from operations	1,423,591	234,361
Distributions to shareholders from net investment income	(77,653)	-
Share transactions - net increase (decrease)	6,814,768	(2,334,340)
Redemption fees	5,302	4,414
Total increase (decrease) in net assets	8,166,008	(2,095,565)

Net Assets
Beginning of period	9,955,206	12,050,771
End of period (including undistributed net investment income of $24,654 and $0, respectively.)	$ 18,121,214	$ 9,955,206

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.45	$ 11.12	$ 10.17	$ 8.13	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.11 F	(.02)	(.04)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.33	.35	.99	2.07	(1.56)
Total from investment operations	1.44	.33	.95	2.04	(1.59)
Distributions from net investment income	(.06)	-	-	-	(.01)
Redemption fees added to paid in capital C	.01	- H	- H	- H	.01
Net asset value, end of period	$ 12.84	$ 11.45	$ 11.12	$ 10.17	$ 8.13
Total Return A, B	12.63%	2.97%	9.34%	25.09%	(16.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.20%	1.19%	1.35%	1.72%	1.30%
Expenses net of fee waivers, if any	1.15%	1.14%	1.35%	1.50%	1.30%
Expenses net of all reductions	1.14%	1.12%	1.31%	1.46%	1.27%
Net investment income (loss)	.90% F	(.19)%	(.42)%	(.34)%	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,866	$ 9,616	$ 12,051	$ 10,959	$ 12,176
Portfolio turnover rate E	189%	74%	145%	108%	129%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 11.49
Income from Investment Operations
Net investment income (loss) E	.10 H	(.01)
Net realized and unrealized gain (loss)	1.33	(.04)
Total from investment operations	1.43	(.05)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 12.83	$ 11.44
Total Return B, C, D	12.62%	(.44)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.41%	1.61% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.24%	1.23% A
Net investment income (loss)	.80% H	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,256	$ 339
Portfolio turnover rate G	189%	74%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .03%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Consumer Discretionary Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Consumer Discretionary Portfolio (the Fund) (formerly VIP Consumer Industries Portfolio) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,728,401
Unrealized depreciation	(319,114)
Net unrealized appreciation (depreciation)	1,409,287
Undistributed ordinary income	24,654
Capital loss carryforward	(299,913)

Cost for federal income tax purposes	$ 16,799,547

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 77,653	$ -

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $28,384,869 and $21,778,362, respectively.

VIP Consumer Discretionary Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 10,821
Investor Class	5,182
$ 16,003

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $104 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.15%	$ 4,886
Investor Class	1.25%	2,707
		$ 7,593

Effective February 1, 2007 the expense limitations changed to 1.00% and 1.15% for VIP Consumer Discretionary Portfolio Initial Class and VIP Consumer Discretionary Portfolio Investor Class, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $587 for the period.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 59,733	$ -
Investor Class	17,920	-
Total	$ 77,653	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	587,575	218,817	$ 7,314,538	$ 2,412,375
Reinvestment of distributions	4,634	-	59,733	-
Shares redeemed	(351,833)	(463,005)	(4,301,667)	(5,081,138)
Net increase (decrease)	240,376	(244,188)	$ 3,072,604	$ (2,668,763)
Investor Class
Shares sold	344,914	32,066	$ 4,271,675	$ 361,952
Reinvestment of distributions	1,391	-	17,920	-
Shares redeemed	(44,309)	(2,434)	(547,431)	(27,529)
Net increase (decrease)	301,996	29,632	$ 3,742,164	$ 334,423

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Consumer Discretionary Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Consumer Discretionary Portfolio (formerly VIP Consumer Industries Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Discretionary Portfolio (formerly VIP Consumer Industries Portfolio) (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Consumer Discretionary Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Consumer Discretionary. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Consumer Discretionary. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Consumer Discretionary. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-
present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Consumer Discretionary. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-
present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Consumer Discretionary. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Consumer Discretionary. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Consumer Discretionary. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Consumer Discretionary. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Consumer Discretionary. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Consumer Discretionary. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Consumer Discretionary. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Consumer Discretionary. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Consumer Discretionary. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Consumer Discretionary. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Consumer Discretionary. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Consumer Discretionary Portfolio

Distributions

Initial Class and Investor Class of VIP Consumer Discretionary Portfolio designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
PROPOSAL 2A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	749,858.99	94.668
Against	30,652.91	3.870
Abstain	11,582.98	1.462
TOTAL	792,094.88	100.000
PROPOSAL 2B
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	700,648.07	88.455
Against	79,863.83	10.083
Abstain	11,582.98	1.462
TOTAL	792,094.88	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Consumer Discretionary Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Consumer Discretionary Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Consumer Discretionary Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the fourth quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Consumer Discretionary Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Consumer Discretionary Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2005, and the total expenses of Investor Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Consumer Discretionary Portfolio

Annual Report

VIP Consumer Discretionary Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCONIC-ANN-0207
1.817355.101

Fidelity® Variable Insurance Products:
Energy Portfolio
(formerly Natural Resources Portfolio)

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Energy Portfolio

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Energy, shareholders approved narrowing the fund's policies to focus on energy and to exclude industrial or agricultural materials and unfinished goods. Energy companies are a subset of the broader natural resources sector, which is generally made up of energy and materials companies. The fund is now benchmarked to the MSCI US Investable Market Energy Index.

Annual Report

VIP Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fundA
VIP Energy - Initial Class	16.91%	19.62%	17.16%
VIP Energy - Investor ClassB	16.69%	19.56%	17.11%

A From July 19, 2001.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Energy Portfolio

VIP Energy Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months that ended December 31, 2006, the fund underperformed the 21.03% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and the 18.25% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared to through September, and the new MSCI benchmark mentioned above, which the fund was compared to during the period's final three months.1 During the same 12-month period, the fund outpaced the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) During the first nine months of the period, the fund's performance was in line with the Goldman Sachs benchmark. A number of out-of-index stocks performed very well. Metal producers Oregon Steel Mills and Allegheny Technologies, along with mining equipment manufacturer Bucyrus International, benefited from strong demand for industrial metals, as did index-component Titanium Metals. Danish wind turbine manufacturer Vestas Wind Systems also boosted performance. On the other hand, the fund suffered from underweighting or not owning the integrated oil companies - most of which were sizable components of the index - that outperformed during the summer and early fall, including Exxon Mobil, Chevron, Marathon Oil and Suncor Energy. National Oilwell Varco disappointed in response to declining natural gas prices. For the final three months of the period, the fund modestly underperformed the new MSCI index partly because the new index is more heavily concentrated in energy stocks than the Goldman Sachs index. The fund was less concentrated in certain areas that performed very well during this time frame, including integrated oils Exxon Mobil, Chevron, and Marathon Oil, which the fund didn't own. Overweighting oil and gas exploration and production (E&P) companies such as Ultra Petroleum and EOG Resources hurt, as did overweighting refiner Valero Energy. On the flip side, performance was enhanced by overweighting several undervalued stocks, including drillers Noble and GlobalSantaFe, and Cabot Oil & Gas in the E&P area. Lastly, out-of-index Vestas Wind Systems generated strong returns and aided performance. Some of the stocks I've mentioned were no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 6.64% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Energy Index, which returned 10.89% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 18.25%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Energy Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 987.50	$ 3.56
Hypothetical A	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class 2
Actual	$ 1,000.00	$ 986.00	$ 4.86
Hypothetical A	$ 1,000.00	$ 1,020.32	$ 4.94
Investor Class
Actual	$ 1,000.00	$ 986.80	$ 4.16
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class 2.97%
Investor Class	.83%

VIP Energy Portfolio

VIP Energy Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	8.9	2.7
ConocoPhillips	8.4	3.7
Exxon Mobil Corp.	8.0	2.5
Valero Energy Corp.	7.3	3.5
Noble Corp.	5.9	2.4
Schlumberger Ltd. (NY Shares)	5.8	4.0
Baker Hughes, Inc.	5.2	1.7
National Oilwell Varco, Inc.	3.5	3.4
Ultra Petroleum Corp.	3.4	2.1
GlobalSantaFe Corp.	3.2	3.5
	59.6
Top Industries (% of fund's net assets)
As of December 31, 2006
Oil, Gas & Consumable Fuels	58.0%
Energy Equipment & Services	36.6%
Construction & Engineering	1.9%
Machinery	1.6%
Electrical Equipment	1.4%
All Others*	0.5%

As of June 30, 2006
Oil, Gas & Consumable Fuels	41.7%
Energy Equipment & Services	28.9%
Metals & Mining	15.5%
Machinery	2.4%
Chemicals	1.9%
All Others*	9.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Energy Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 1.9%
Construction & Engineering - 1.9%
Chicago Bridge & Iron Co. NV (NY Shares)	163,000	$ 4,456,420
Fluor Corp.	9,200	751,180
Jacobs Engineering Group, Inc. (a)	28,800	2,348,352
		7,555,952
ELECTRICAL EQUIPMENT - 1.4%
Heavy Electrical Equipment - 1.4%
Vestas Wind Systems AS (a)	137,200	5,799,150
ENERGY EQUIPMENT & SERVICES - 36.6%
Oil & Gas Drilling - 15.7%
Diamond Offshore Drilling, Inc.	137,500	10,991,750
GlobalSantaFe Corp.	219,700	12,913,966
Noble Corp.	309,430	23,563,095
Pride International, Inc. (a)	314,900	9,450,149
Transocean, Inc. (a)	75,300	6,091,017
		63,009,977
Oil & Gas Equipment & Services - 20.9%
Baker Hughes, Inc.	279,480	20,865,977
Halliburton Co.	331,500	10,293,075
Hydril Co. (a)	25,600	1,924,864
National Oilwell Varco, Inc. (a)	229,439	14,037,078
Oceaneering International, Inc. (a)	26,700	1,059,990
Schlumberger Ltd. (NY Shares)	369,120	23,313,619
Smith International, Inc.	127,880	5,252,032
Superior Energy Services, Inc. (a)	116,700	3,813,756
W-H Energy Services, Inc. (a)	38,400	1,869,696
Weatherford International Ltd. (a)	41,900	1,751,001
		84,181,088
TOTAL ENERGY EQUIPMENT & SERVICES		147,191,065
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. Class A (a)	267	1,933
MACHINERY - 1.6%
Construction & Farm Machinery & Heavy Trucks - 1.6%
Bucyrus International, Inc. Class A	54,700	2,831,272
Joy Global, Inc.	78,750	3,806,775
		6,638,047
OIL, GAS & CONSUMABLE FUELS - 58.0%
Coal & Consumable Fuels - 3.9%
Arch Coal, Inc.	121,700	3,654,651
CONSOL Energy, Inc.	167,700	5,388,201
Foundation Coal Holdings, Inc.	25,700	816,232
Peabody Energy Corp.	144,200	5,827,122
		15,686,206
Integrated Oil & Gas - 27.5%
Chevron Corp.	487,500	35,845,874

	Shares	Value (Note 1)
ConocoPhillips	471,075	$ 33,893,846
Exxon Mobil Corp.	422,181	32,351,730
Hess Corp.	62,500	3,098,125
Occidental Petroleum Corp.	110,700	5,405,481
		110,595,056
Oil & Gas Exploration & Production - 18.7%
Aurora Oil & Gas Corp. (a)	163,307	524,215
Cabot Oil & Gas Corp.	134,659	8,167,068
Chesapeake Energy Corp.	344,500	10,007,725
Energy Partners Ltd. (a)	46,087	1,125,445
EOG Resources, Inc.	167,000	10,429,150
Houston Exploration Co. (a)	70,446	3,647,694
Mariner Energy, Inc. (a)	25,916	507,954
Newfield Exploration Co. (a)	28,700	1,318,765
Noble Energy, Inc.	8,000	392,560
Petrohawk Energy Corp. (a)	158,600	1,823,900
Plains Exploration & Production Co. (a)	57,100	2,713,963
Quicksilver Resources, Inc. (a)	40,850	1,494,702
Range Resources Corp.	387,200	10,632,512
Ultra Petroleum Corp. (a)	282,400	13,484,600
XTO Energy, Inc.	191,500	9,010,075
		75,280,328
Oil & Gas Refining & Marketing - 7.9%
Petroplus Holdings AG	5,140	312,039
Sunoco, Inc.	35,000	2,182,600
Valero Energy Corp.	571,124	29,218,704
		31,713,343
TOTAL OIL, GAS & CONSUMABLE FUELS		233,274,933
TOTAL COMMON STOCKS (Cost $325,020,602)		400,461,080
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 5.37% (b) (Cost $1,897,908)	1,897,908	1,897,908
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $326,918,510)	402,358,988
NET OTHER ASSETS - 0.0%	(80,737)
NET ASSETS - 100%	$ 402,278,251
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 253,814
Fidelity Securities Lending Cash Central Fund	84,109
Total	$ 337,923
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.1%
Cayman Islands	9.1%
Netherlands Antilles	5.8%
Canada	3.4%
Denmark	1.4%
Netherlands	1.1%
Others (individually less than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $325,020,602)	$ 400,461,080
Fidelity Central Funds (cost $1,897,908)	1,897,908
Total Investments (cost $326,918,510)		$ 402,358,988
Foreign currency held at value (cost $3)		3
Dividends receivable		177,471
Interest receivable		18,009
Prepaid expenses		2,425
Other receivables		17,608
Total assets		402,574,504

Liabilities
Accrued management fee	$ 195,414
Transfer agent fee payable	27,303
Distribution fees payable	14,816
Other affiliated payables	12,499
Other payables and accrued expenses	46,221
Total liabilities		296,253

Net Assets		$ 402,278,251
Net Assets consist of:
Paid in capital		$ 328,790,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,952,492)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,440,533
Net Assets		$ 402,278,251
Initial Class: Net Asset Value, offering price and redemption price per share ($280,536,639 ÷ 14,734,859 shares)		$ 19.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($70,305,186 ÷ 3,703,841 shares)		$ 18.98

Investor Class: Net Asset Value, offering price and redemption price per share ($51,436,426 ÷ 2,706,487 shares)		$ 19.00

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 4,719,649
Interest		95
Income from Fidelity Central Funds		337,923
Total income		5,057,667

Expenses
Management fee	$ 2,537,706
Transfer agent fees	352,584
Distribution fees	124,029
Accounting and security lending fees	185,933
Custodian fees and expenses	58,716
Independent trustees' compensation	1,657
Audit	41,105
Legal	15,806
Interest	30,867
Miscellaneous	32,917
Total expenses before reductions	3,381,320
Expense reductions	(75,255)	3,306,065
Net investment income (loss)		1,751,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,116,453
Foreign currency transactions	(942)
Total net realized gain (loss)		50,115,511
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,183,547)
Assets and liabilities in foreign currencies	293
Total change in net unrealized appreciation (depreciation)		(2,183,254)
Net gain (loss)		47,932,257
Net increase (decrease) in net assets resulting from operations		$ 49,683,859

See accompanying notes which are an integral part of the financial statements.

VIP Energy Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,751,602	$ 1,402,783
Net realized gain (loss)	50,115,511	21,384,356
Change in net unrealized appreciation (depreciation)	(2,183,254)	62,078,286
Net increase (decrease) in net assets resulting from operations	49,683,859	84,865,425
Distributions to shareholders from net investment income	(2,844,412)	(1,478,904)
Distributions to shareholders from net realized gain	(54,354,221)	(17,250,199)
Total distributions	(57,198,633)	(18,729,103)
Share transactions - net increase (decrease)	38,551,892	178,824,579
Redemption fees	261,131	237,972
Total increase (decrease) in net assets	31,298,249	245,198,873

Net Assets
Beginning of period	370,980,002	125,781,129
End of period	$ 402,278,251	$ 370,980,002

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 13.62	$ 11.04	$ 8.49	$ 9.68
Income from Investment Operations
Net investment income (loss) C	.09	.10	.10	.05	.06
Net realized and unrealized gain (loss)	3.09	6.20	2.53	2.54	(1.20)
Total from investment operations	3.18	6.30	2.63	2.59	(1.14)
Distributions from net investment income	(.16)	(.08)	(.07)	(.05)	(.07)
Distributions from net realized gain	(2.91)	(.94)	-	-	-
Total distributions	(3.07)	(1.02)	(.07)	(.05)	(.07)
Redemption fees added to paid in capital C	.01	.02	.02	.01	.02
Net asset value, end of period	$ 19.04	$ 18.92	$ 13.62	$ 11.04	$ 8.49
Total Return A, B	16.91%	46.31%	23.96%	30.61%	(11.58)%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.72%	.78%	1.26%	1.10%
Expenses net of fee waivers, if any	.71%	.72%	.78%	1.26%	1.10%
Expenses net of all reductions	.70%	.66%	.74%	1.25%	1.08%
Net investment income (loss)	.43%	.56%	.80%	.56%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 280,537	$ 334,368	$ 125,781	$ 31,624	$ 20,537
Portfolio turnover rate E	151%	107%	87%	73%	83%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.90	$ 15.80
Income from Investment Operations
Net investment income (loss) E	.04	.04
Net realized and unrealized gain (loss)	3.07	4.04
Total from investment operations	3.11	4.08
Distributions from net investment income	(.13)	(.07)
Distributions from net realized gain	(2.91)	(.92)
Total distributions	(3.04)	(.99)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 18.98	$ 18.90
Total Return B, C, D	16.55%	25.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	.97% A
Expenses net of fee waivers, if any	.96%	.97% A
Expenses net of all reductions	.95%	.91% A
Net investment income (loss)	.18%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,305	$ 20,211
Portfolio turnover rate G	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 16.76
Income from Investment Operations
Net investment income (loss) E	.06	.03
Net realized and unrealized gain (loss)	3.08	3.11
Total from investment operations	3.14	3.14
Distributions from net investment income	(.15)	(.08)
Distributions from net realized gain	(2.91)	(.92)
Total distributions	(3.06)	(1.00)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 19.00	$ 18.91
Total Return B, C, D	16.69%	18.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.84%	.91% A
Expenses net of fee waivers, if any	.84%	.91% A
Expenses net of all reductions	.82%	.85% A
Net investment income (loss)	.31%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,436	$ 16,402
Portfolio turnover rate G	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Energy Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Energy Portfolio (the Fund)(formerly VIP Natural Resources Portfolio) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from Fidelity Central Funds) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,834,342
Unrealized depreciation	(6,083,488)
Net unrealized appreciation (depreciation)	71,750,854
Undistributed ordinary income	174,115
Undistributed long-term capital gain	1,563,059

Cost for federal income tax purposes	$ 330,608,134

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 27,103,286	$ 13,373,526
Long-term Capital Gains	30,095,347	5,355,577
Total	$ 57,198,633	$ 18,729,103

Trading (Redemption) Fees. Initial Class shares, Service Class 2 shares, and Investor Class shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Energy Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $669,662,540 and $682,768,197, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, Service Class 2 paid FDC $124,029, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 241,910
Service Class 2	34,377
Investor Class	76,297
$ 352,584

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,037 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,266,407	5.12%	$ 24,060

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,194 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $84,109.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,170,714. The weighted average interest rate was 5.52%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68,646 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 83% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Energy Portfolio

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A, B
From net investment income
Initial Class	$ 2,085,944	$ 1,343,474
Service Class 2	417,004	71,612
Investor Class	341,464	63,818
Total	$ 2,844,412	$ 1,478,904
From net realized gain
Initial Class	$ 38,831,658	$ 15,601,628
Service Class 2	8,989,384	941,185
Investor Class	6,533,179	707,386
Total	$ 54,354,221	$ 17,250,199

A Distributions for Service Class 2 are for the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

B Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A, B	2006	2005 A, B
Initial Class
Shares sold	3,276,992	11,239,675	$ 71,557,806	$ 187,039,778
Reinvestment of distributions	2,133,823	885,881	40,917,603	16,945,102
Shares redeemed	(8,345,943)	(3,689,662)	(169,302,328)	(60,940,355)
Net increase (decrease)	(2,935,128)	8,435,894	$ (56,826,919)	$ 143,044,525
Service Class 2
Shares sold	3,062,096	1,150,550	$ 65,681,537	$ 20,814,905
Reinvestment of distributions	493,393	52,860	9,406,387	1,012,797
Shares redeemed	(921,256)	(133,802)	(18,804,698)	(2,529,981)
Net increase (decrease)	2,634,233	1,069,608	$ 56,283,226	$ 19,297,721
Investor Class
Shares sold	1,990,866	842,330	$ 42,583,288	$ 15,997,464
Reinvestment of distributions	360,165	40,230	6,874,643	771,205
Shares redeemed	(512,058)	(15,046)	(10,362,346)	(286,336)
Net increase (decrease)	1,838,973	867,514	$ 39,095,585	$ 16,482,333

A Share transactions for Service Class 2 are for the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

B Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio (formerly VIP Natural Resources Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (formerly VIP Natural Resources Portfolio) (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Energy Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-
present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Energy. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Energy. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Energy. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Energy. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Energy. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Energy. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Energy. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Energy. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Energy. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Energy. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Energy. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Energy. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Energy. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Energy Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.09
Investor Class	02/09/07	02/09/07	$.09

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $30,572,308, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 12% and Investor Class designates 12% of the dividends distributed in December 2006 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Energy Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
PROPOSAL 5A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	19,873,521.07	88.078
Against	1,449,180.97	6.423
Abstain	1,240,843.12	5.499
TOTAL	22,563,545.16	100.000
PROPOSAL 5B
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	19,722,892.30	87.410
Against	1,536,621.08	6.811
Abstain	1,304,031.78	5.779
TOTAL	22,563,545.16	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Energy Portfolio (formerly Natural Resources Portfolio)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Energy Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class and Service Class 2 of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Energy Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Energy Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

VIP Energy Portfolio

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

VIP Energy Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Co.
Quincy, MA

VNRIC-ANN-0207
1.817379.101

Fidelity® Variable Insurance Products:
Energy Portfolio: Service Class 2
(formerly Natural Resources Portfolio: Service Class 2)

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Energy Portfolio

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Energy, shareholders approved narrowing the fund's policies to focus on energy and to exclude industrial or agricultural materials and unfinished goods. Energy companies are a subset of the broader natural resources sector, which is generally made up of energy and materials companies. The fund is now benchmarked to the MSCI US Investable Market Energy Index.

Annual Report

VIP Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fundA
VIP Energy - Service Class 2 B	16.55%	19.51%	17.06%

A From July 19, 2001.

B The initial offering of Service Class 2 shares took place on April 6, 2005. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to April 6, 2005 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to April 6, 2005 would have been lower.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Service Class 2 on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Energy Portfolio

VIP Energy Portfolio

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months that ended December 31, 2006, the fund underperformed the 21.03% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and the 18.25% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared to through September, and the new MSCI benchmark mentioned above, which the fund was compared to during the period's final three months.1 During the same 12-month period, the fund outpaced the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) During the first nine months of the period, the fund's performance was in line with the Goldman Sachs benchmark. A number of out-of-index stocks performed very well. Metal producers Oregon Steel Mills and Allegheny Technologies, along with mining equipment manufacturer Bucyrus International, benefited from strong demand for industrial metals, as did index-component Titanium Metals. Danish wind turbine manufacturer Vestas Wind Systems also boosted performance. On the other hand, the fund suffered from underweighting or not owning the integrated oil companies - most of which were sizable components of the index - that outperformed during the summer and early fall, including Exxon Mobil, Chevron, Marathon Oil and Suncor Energy. National Oilwell Varco disappointed in response to declining natural gas prices. For the final three months of the period, the fund modestly underperformed the new MSCI index partly because the new index is more heavily concentrated in energy stocks than the Goldman Sachs index. The fund was less concentrated in certain areas that performed very well during this time frame, including integrated oils Exxon Mobil, Chevron, and Marathon Oil, which the fund didn't own. Overweighting oil and gas exploration and production (E&P) companies such as Ultra Petroleum and EOG Resources hurt, as did overweighting refiner Valero Energy. On the flip side, performance was enhanced by overweighting several undervalued stocks, including drillers Noble and GlobalSantaFe, and Cabot Oil & Gas in the E&P area. Lastly, out-of-index Vestas Wind Systems generated strong returns and aided performance. Some of the stocks I've mentioned were no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Natural Resources Index, which returned 6.64% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Energy Index, which returned 10.89% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 18.25%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Energy Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 987.50	$ 3.56
Hypothetical A	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class 2
Actual	$ 1,000.00	$ 986.00	$ 4.86
Hypothetical A	$ 1,000.00	$ 1,020.32	$ 4.94
Investor Class
Actual	$ 1,000.00	$ 986.80	$ 4.16
Hypothetical A	$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class 2.97%
Investor Class	.83%

VIP Energy Portfolio

VIP Energy Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	8.9	2.7
ConocoPhillips	8.4	3.7
Exxon Mobil Corp.	8.0	2.5
Valero Energy Corp.	7.3	3.5
Noble Corp.	5.9	2.4
Schlumberger Ltd. (NY Shares)	5.8	4.0
Baker Hughes, Inc.	5.2	1.7
National Oilwell Varco, Inc.	3.5	3.4
Ultra Petroleum Corp.	3.4	2.1
GlobalSantaFe Corp.	3.2	3.5
	59.6
Top Industries (% of fund's net assets)
As of December 31, 2006
Oil, Gas & Consumable Fuels	58.0%
Energy Equipment & Services	36.6%
Construction & Engineering	1.9%
Machinery	1.6%
Electrical Equipment	1.4%
All Others*	0.5%

As of June 30, 2006
Oil, Gas & Consumable Fuels	41.7%
Energy Equipment & Services	28.9%
Metals & Mining	15.5%
Machinery	2.4%
Chemicals	1.9%
All Others*	9.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Energy Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 1.9%
Construction & Engineering - 1.9%
Chicago Bridge & Iron Co. NV (NY Shares)	163,000	$ 4,456,420
Fluor Corp.	9,200	751,180
Jacobs Engineering Group, Inc. (a)	28,800	2,348,352
		7,555,952
ELECTRICAL EQUIPMENT - 1.4%
Heavy Electrical Equipment - 1.4%
Vestas Wind Systems AS (a)	137,200	5,799,150
ENERGY EQUIPMENT & SERVICES - 36.6%
Oil & Gas Drilling - 15.7%
Diamond Offshore Drilling, Inc.	137,500	10,991,750
GlobalSantaFe Corp.	219,700	12,913,966
Noble Corp.	309,430	23,563,095
Pride International, Inc. (a)	314,900	9,450,149
Transocean, Inc. (a)	75,300	6,091,017
		63,009,977
Oil & Gas Equipment & Services - 20.9%
Baker Hughes, Inc.	279,480	20,865,977
Halliburton Co.	331,500	10,293,075
Hydril Co. (a)	25,600	1,924,864
National Oilwell Varco, Inc. (a)	229,439	14,037,078
Oceaneering International, Inc. (a)	26,700	1,059,990
Schlumberger Ltd. (NY Shares)	369,120	23,313,619
Smith International, Inc.	127,880	5,252,032
Superior Energy Services, Inc. (a)	116,700	3,813,756
W-H Energy Services, Inc. (a)	38,400	1,869,696
Weatherford International Ltd. (a)	41,900	1,751,001
		84,181,088
TOTAL ENERGY EQUIPMENT & SERVICES		147,191,065
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. Class A (a)	267	1,933
MACHINERY - 1.6%
Construction & Farm Machinery & Heavy Trucks - 1.6%
Bucyrus International, Inc. Class A	54,700	2,831,272
Joy Global, Inc.	78,750	3,806,775
		6,638,047
OIL, GAS & CONSUMABLE FUELS - 58.0%
Coal & Consumable Fuels - 3.9%
Arch Coal, Inc.	121,700	3,654,651
CONSOL Energy, Inc.	167,700	5,388,201
Foundation Coal Holdings, Inc.	25,700	816,232
Peabody Energy Corp.	144,200	5,827,122
		15,686,206
Integrated Oil & Gas - 27.5%
Chevron Corp.	487,500	35,845,874

	Shares	Value (Note 1)
ConocoPhillips	471,075	$ 33,893,846
Exxon Mobil Corp.	422,181	32,351,730
Hess Corp.	62,500	3,098,125
Occidental Petroleum Corp.	110,700	5,405,481
		110,595,056
Oil & Gas Exploration & Production - 18.7%
Aurora Oil & Gas Corp. (a)	163,307	524,215
Cabot Oil & Gas Corp.	134,659	8,167,068
Chesapeake Energy Corp.	344,500	10,007,725
Energy Partners Ltd. (a)	46,087	1,125,445
EOG Resources, Inc.	167,000	10,429,150
Houston Exploration Co. (a)	70,446	3,647,694
Mariner Energy, Inc. (a)	25,916	507,954
Newfield Exploration Co. (a)	28,700	1,318,765
Noble Energy, Inc.	8,000	392,560
Petrohawk Energy Corp. (a)	158,600	1,823,900
Plains Exploration & Production Co. (a)	57,100	2,713,963
Quicksilver Resources, Inc. (a)	40,850	1,494,702
Range Resources Corp.	387,200	10,632,512
Ultra Petroleum Corp. (a)	282,400	13,484,600
XTO Energy, Inc.	191,500	9,010,075
		75,280,328
Oil & Gas Refining & Marketing - 7.9%
Petroplus Holdings AG	5,140	312,039
Sunoco, Inc.	35,000	2,182,600
Valero Energy Corp.	571,124	29,218,704
		31,713,343
TOTAL OIL, GAS & CONSUMABLE FUELS		233,274,933
TOTAL COMMON STOCKS (Cost $325,020,602)		400,461,080
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 5.37% (b) (Cost $1,897,908)	1,897,908	1,897,908
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $326,918,510)	402,358,988
NET OTHER ASSETS - 0.0%	(80,737)
NET ASSETS - 100%	$ 402,278,251
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 253,814
Fidelity Securities Lending Cash Central Fund	84,109
Total	$ 337,923
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.1%
Cayman Islands	9.1%
Netherlands Antilles	5.8%
Canada	3.4%
Denmark	1.4%
Netherlands	1.1%
Others (individually less than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $325,020,602)	$ 400,461,080
Fidelity Central Funds (cost $1,897,908)	1,897,908
Total Investments (cost $326,918,510)		$ 402,358,988
Foreign currency held at value (cost $3)		3
Dividends receivable		177,471
Interest receivable		18,009
Prepaid expenses		2,425
Other receivables		17,608
Total assets		402,574,504

Liabilities
Accrued management fee	$ 195,414
Transfer agent fee payable	27,303
Distribution fees payable	14,816
Other affiliated payables	12,499
Other payables and accrued expenses	46,221
Total liabilities		296,253

Net Assets		$ 402,278,251
Net Assets consist of:
Paid in capital		$ 328,790,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,952,492)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,440,533
Net Assets		$ 402,278,251
Initial Class: Net Asset Value, offering price and redemption price per share ($280,536,639 ÷ 14,734,859 shares)		$ 19.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($70,305,186 ÷ 3,703,841 shares)		$ 18.98

Investor Class: Net Asset Value, offering price and redemption price per share ($51,436,426 ÷ 2,706,487 shares)		$ 19.00

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 4,719,649
Interest		95
Income from Fidelity Central Funds		337,923
Total income		5,057,667

Expenses
Management fee	$ 2,537,706
Transfer agent fees	352,584
Distribution fees	124,029
Accounting and security lending fees	185,933
Custodian fees and expenses	58,716
Independent trustees' compensation	1,657
Audit	41,105
Legal	15,806
Interest	30,867
Miscellaneous	32,917
Total expenses before reductions	3,381,320
Expense reductions	(75,255)	3,306,065
Net investment income (loss)		1,751,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,116,453
Foreign currency transactions	(942)
Total net realized gain (loss)		50,115,511
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,183,547)
Assets and liabilities in foreign currencies	293
Total change in net unrealized appreciation (depreciation)		(2,183,254)
Net gain (loss)		47,932,257
Net increase (decrease) in net assets resulting from operations		$ 49,683,859

See accompanying notes which are an integral part of the financial statements.

VIP Energy Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,751,602	$ 1,402,783
Net realized gain (loss)	50,115,511	21,384,356
Change in net unrealized appreciation (depreciation)	(2,183,254)	62,078,286
Net increase (decrease) in net assets resulting from operations	49,683,859	84,865,425
Distributions to shareholders from net investment income	(2,844,412)	(1,478,904)
Distributions to shareholders from net realized gain	(54,354,221)	(17,250,199)
Total distributions	(57,198,633)	(18,729,103)
Share transactions - net increase (decrease)	38,551,892	178,824,579
Redemption fees	261,131	237,972
Total increase (decrease) in net assets	31,298,249	245,198,873

Net Assets
Beginning of period	370,980,002	125,781,129
End of period	$ 402,278,251	$ 370,980,002

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 13.62	$ 11.04	$ 8.49	$ 9.68
Income from Investment Operations
Net investment income (loss) C	.09	.10	.10	.05	.06
Net realized and unrealized gain (loss)	3.09	6.20	2.53	2.54	(1.20)
Total from investment operations	3.18	6.30	2.63	2.59	(1.14)
Distributions from net investment income	(.16)	(.08)	(.07)	(.05)	(.07)
Distributions from net realized gain	(2.91)	(.94)	-	-	-
Total distributions	(3.07)	(1.02)	(.07)	(.05)	(.07)
Redemption fees added to paid in capital C	.01	.02	.02	.01	.02
Net asset value, end of period	$ 19.04	$ 18.92	$ 13.62	$ 11.04	$ 8.49
Total Return A, B	16.91%	46.31%	23.96%	30.61%	(11.58)%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.72%	.78%	1.26%	1.10%
Expenses net of fee waivers, if any	.71%	.72%	.78%	1.26%	1.10%
Expenses net of all reductions	.70%	.66%	.74%	1.25%	1.08%
Net investment income (loss)	.43%	.56%	.80%	.56%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 280,537	$ 334,368	$ 125,781	$ 31,624	$ 20,537
Portfolio turnover rate E	151%	107%	87%	73%	83%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.90	$ 15.80
Income from Investment Operations
Net investment income (loss) E	.04	.04
Net realized and unrealized gain (loss)	3.07	4.04
Total from investment operations	3.11	4.08
Distributions from net investment income	(.13)	(.07)
Distributions from net realized gain	(2.91)	(.92)
Total distributions	(3.04)	(.99)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 18.98	$ 18.90
Total Return B, C, D	16.55%	25.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	.97% A
Expenses net of fee waivers, if any	.96%	.97% A
Expenses net of all reductions	.95%	.91% A
Net investment income (loss)	.18%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,305	$ 20,211
Portfolio turnover rate G	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 16.76
Income from Investment Operations
Net investment income (loss) E	.06	.03
Net realized and unrealized gain (loss)	3.08	3.11
Total from investment operations	3.14	3.14
Distributions from net investment income	(.15)	(.08)
Distributions from net realized gain	(2.91)	(.92)
Total distributions	(3.06)	(1.00)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 19.00	$ 18.91
Total Return B, C, D	16.69%	18.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.84%	.91% A
Expenses net of fee waivers, if any	.84%	.91% A
Expenses net of all reductions	.82%	.85% A
Net investment income (loss)	.31%	.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,436	$ 16,402
Portfolio turnover rate G	151%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Energy Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Energy Portfolio (the Fund)(formerly VIP Natural Resources Portfolio) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from Fidelity Central Funds) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,834,342
Unrealized depreciation	(6,083,488)
Net unrealized appreciation (depreciation)	71,750,854
Undistributed ordinary income	174,115
Undistributed long-term capital gain	1,563,059

Cost for federal income tax purposes	$ 330,608,134

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 27,103,286	$ 13,373,526
Long-term Capital Gains	30,095,347	5,355,577
Total	$ 57,198,633	$ 18,729,103

Trading (Redemption) Fees. Initial Class shares, Service Class 2 shares, and Investor Class shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Energy Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $669,662,540 and $682,768,197, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, Service Class 2 paid FDC $124,029, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 241,910
Service Class 2	34,377
Investor Class	76,297
$ 352,584

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,037 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,266,407	5.12%	$ 24,060

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,194 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $84,109.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,170,714. The weighted average interest rate was 5.52%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68,646 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 83% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Energy Portfolio

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A, B
From net investment income
Initial Class	$ 2,085,944	$ 1,343,474
Service Class 2	417,004	71,612
Investor Class	341,464	63,818
Total	$ 2,844,412	$ 1,478,904
From net realized gain
Initial Class	$ 38,831,658	$ 15,601,628
Service Class 2	8,989,384	941,185
Investor Class	6,533,179	707,386
Total	$ 54,354,221	$ 17,250,199

A Distributions for Service Class 2 are for the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

B Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A, B	2006	2005 A, B
Initial Class
Shares sold	3,276,992	11,239,675	$ 71,557,806	$ 187,039,778
Reinvestment of distributions	2,133,823	885,881	40,917,603	16,945,102
Shares redeemed	(8,345,943)	(3,689,662)	(169,302,328)	(60,940,355)
Net increase (decrease)	(2,935,128)	8,435,894	$ (56,826,919)	$ 143,044,525
Service Class 2
Shares sold	3,062,096	1,150,550	$ 65,681,537	$ 20,814,905
Reinvestment of distributions	493,393	52,860	9,406,387	1,012,797
Shares redeemed	(921,256)	(133,802)	(18,804,698)	(2,529,981)
Net increase (decrease)	2,634,233	1,069,608	$ 56,283,226	$ 19,297,721
Investor Class
Shares sold	1,990,866	842,330	$ 42,583,288	$ 15,997,464
Reinvestment of distributions	360,165	40,230	6,874,643	771,205
Shares redeemed	(512,058)	(15,046)	(10,362,346)	(286,336)
Net increase (decrease)	1,838,973	867,514	$ 39,095,585	$ 16,482,333

A Share transactions for Service Class 2 are for the period April 6, 2005 (commencement of sale of shares) to December 31, 2005.

B Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio (formerly VIP Natural Resources Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (formerly VIP Natural Resources Portfolio) (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Energy Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-
present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Energy. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Energy. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Energy. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Energy. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Energy. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Energy. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Energy. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Energy. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Energy. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Energy. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Energy. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Energy. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Energy. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Energy. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Energy Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2	02/09/07	02/09/07	$.09

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $30,572,308, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2 designates 12% of the dividends distributed in December 2006 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Energy Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
PROPOSAL 5A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	19,873,521.07	88.078
Against	1,449,180.97	6.423
Abstain	1,240,843.12	5.499
TOTAL	22,563,545.16	100.000
PROPOSAL 5B
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	19,722,892.30	87.410
Against	1,536,621.08	6.811
Abstain	1,304,031.78	5.779
TOTAL	22,563,545.16	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Energy Portfolio (formerly Natural Resources Portfolio)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Energy Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class and Service Class 2 of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Energy Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Energy Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

VIP Energy Portfolio

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

VIP Energy Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Co.
Quincy, MA

VNR2-ANN-0207
1.826359.102

Fidelity® Variable Insurance Products:
Financial Services Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Financial Services Portfolio

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Financial Services, the fund is now benchmarked to the MSCI US Investable Market Financials Index.

Annual Report

VIP Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Financial Services - Initial Class	16.29%	10.12%	8.54%
VIP Financial Services - Investor Class B	16.12%	10.08%	8.51%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Financial Services Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Financial Services Portfolio

VIP Financial Services Portfolio

Management's Discussion of Fund Performance

Comments from Charles Hebard, who managed VIP Financial Services Portfolio during the period covered by this report.

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, VIP Financial Services Portfolio outperformed the S&P 500® while trailing the 19.50% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index and the 19.66% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, with which the fund was compared through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final three months.1 (For specific portfolio performance results, please refer to the performance section of this report.) During the first nine months of the year, the fund underperformed the Goldman Sachs index principally because of significant positions in underperforming multiline insurance and reinsurance companies and an underweighting in real estate investment trusts (REITs). Detractors included an overweighted position in insurance giant American International Group (AIG) and the fund's investment in reinsurer Scottish Re. I subsequently sold the latter position. Underweighting investment banking firm Goldman Sachs held back results, as did our stake in NETeller, a British company that operates an online money transfer system. Helping performance during the first nine months were our holdings in IntercontinentalExchange, an energy futures exchange, consumer finance company Dollar Financial and Swiss financial firm UBS. We sold Goldman Sachs, UBS, NETeller and IntercontinentalExchange. The fund trailed its new MSCI index in the final three months, with many of the trends affecting individual financial services stocks reversing. For example, overweighting AIG helped during this period, but underweighting Citigroup hurt - after helping earlier in the year. Other detractors during the final three months included Goldman Sachs, a strong performing index component we didn't own, reinsurer Platinum Underwriters Holdings and Equity Residential, a REIT. The fund got a boost in the period's final quarter from overweighting investment bank Merrill Lynch and underweighting Bank of America.

Note to shareholders: Brian Younger and Richard Manuel will become co-managers of the fund on February 1, 2007, replacing Charles Hebard.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 11.78% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Financials Index, which returned 7.06% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 19.66%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Financial Services Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,141.50	$ 4.70
Hypothetical A	$ 1,000.00	$ 1,020.82	$ 4.43
Investor Class
Actual	$ 1,000.00	$ 1,141.00	$ 5.40
Hypothetical A	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.87%
Investor Class	1.00%

VIP Financial Services Portfolio

VIP Financial Services Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	9.4	8.3
JPMorgan Chase & Co.	4.9	5.1
Bank of America Corp.	4.7	5.7
Wells Fargo & Co.	4.3	3.7
Wachovia Corp.	4.2	4.3
Merrill Lynch & Co., Inc.	3.7	2.9
Morgan Stanley	3.3	1.7
Endurance Specialty Holdings Ltd.	3.2	2.8
ACE Ltd.	2.9	2.7
Citigroup, Inc.	2.7	1.6
	43.3
Top Industries (% of fund's net assets)
As of December 31, 2006
Insurance	31.4%
Commercial Banks	18.9%
Capital Markets	17.0%
Diversified Financial Services	13.3%
Real Estate Investment Trusts	7.0%
All Others*	12.4%

As of June 30, 2006
Insurance	29.8%
Commercial Banks	19.0%
Capital Markets	17.9%
Diversified Financial Services	15.2%
Thrifts & Mortgage Finance	8.3%
All Others*	9.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Financial Services Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
CAPITAL MARKETS - 17.0%
Asset Management & Custody Banks - 4.6%
Affiliated Managers Group, Inc. (d)	2,700	$ 283,851
American Capital Strategies Ltd. (d)	7,000	323,820
Franklin Resources, Inc.	5,200	572,884
Investors Financial Services Corp.	10,400	443,768
Legg Mason, Inc.	2,200	209,110
State Street Corp.	12,200	822,768
		2,656,201
Diversified Capital Markets - 1.0%
UBS AG (NY Shares)	9,900	597,267
Investment Banking & Brokerage - 11.4%
Charles Schwab Corp.	25,700	497,038
E*TRADE Financial Corp.	32,100	719,682
KKR Private Equity Investors, LP	4,000	88,000
KKR Private Equity Investors, LP Restricted Depositary Units (e)	4,300	94,600
Lazard Ltd. Class A	10,900	516,006
Merrill Lynch & Co., Inc.	23,000	2,141,300
Morgan Stanley	23,510	1,914,419
Nomura Holdings, Inc.	25,800	486,527
optionsXpress Holdings, Inc.	4,800	108,912
		6,566,484
TOTAL CAPITAL MARKETS		9,819,952
COMMERCIAL BANKS - 18.9%
Diversified Banks - 15.2%
Banco Bilbao Vizcaya Argentaria SA	24,800	596,688
HSBC Holdings PLC sponsored ADR (d)	8,700	797,355
ICICI Bank Ltd. sponsored ADR	7,000	292,180
Kookmin Bank sponsored ADR	4,400	354,816
Mizrahi Tefahot Bank Ltd.	8,700	65,410
U.S. Bancorp, Delaware	27,200	984,368
Unicredito Italiano Spa	92,800	813,497
Wachovia Corp.	42,297	2,408,814
Wells Fargo & Co.	69,000	2,453,640
		8,766,768
Regional Banks - 3.7%
Cathay General Bancorp	8,529	294,336
Center Financial Corp., California	6,900	165,393
Colonial Bancgroup, Inc.	12,000	308,880
Nara Bancorp, Inc.	5,100	106,692
PNC Financial Services Group, Inc.	9,900	732,996
SVB Financial Group (a)	7,000	326,340

	Shares	Value (Note 1)
Wintrust Financial Corp.	400	$ 19,208
Zions Bancorp	2,200	181,368
		2,135,213
TOTAL COMMERCIAL BANKS		10,901,981
CONSUMER FINANCE - 4.8%
Consumer Finance - 4.8%
American Express Co.	21,640	1,312,899
Capital One Financial Corp. (d)	7,500	576,150
Dollar Financial Corp. (a)	13,810	384,747
SLM Corp.	10,040	489,651
		2,763,447
DIVERSIFIED FINANCIAL SERVICES - 13.3%
Other Diversifed Financial Services - 12.3%
Bank of America Corp.	51,249	2,736,184
Citigroup, Inc.	28,030	1,561,271
JPMorgan Chase & Co.	58,538	2,827,385
		7,124,840
Specialized Finance - 1.0%
CBOT Holdings, Inc. Class A (a)	1,300	196,911
The NASDAQ Stock Market, Inc. (a)	12,300	378,717
		575,628
TOTAL DIVERSIFIED FINANCIAL SERVICES		7,700,468
HOUSEHOLD DURABLES - 0.6%
Homebuilding - 0.6%
D.R. Horton, Inc.	13,600	360,264
INSURANCE - 31.4%
Insurance Brokers - 0.6%
National Financial Partners Corp.	7,200	316,584
Life & Health Insurance - 3.2%
AFLAC, Inc.	13,600	625,600
MetLife, Inc. (d)	21,110	1,245,701
		1,871,301
Multi-Line Insurance - 11.1%
American International Group, Inc.	75,710	5,425,374
Hartford Financial Services Group, Inc.	10,760	1,004,016
		6,429,390
Property & Casualty Insurance - 9.2%
ACE Ltd.	28,250	1,711,103
Allied World Assurance Co. Holdings Ltd.	3,600	157,068
Aspen Insurance Holdings Ltd.	27,800	732,808
Axis Capital Holdings Ltd.	6,700	223,579
MBIA, Inc.	7,360	537,722
Old Republic International Corp.	15,000	349,200
The St. Paul Travelers Companies, Inc.	25,500	1,369,095
XL Capital Ltd. Class A	3,300	237,666
		5,318,241
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Reinsurance - 7.3%
Endurance Specialty Holdings Ltd.	49,860	$ 1,823,879
Everest Re Group Ltd.	1,700	166,787
IPC Holdings Ltd.	9,200	289,340
Max Re Capital Ltd.	17,099	424,397
Montpelier Re Holdings Ltd.	4,200	78,162
PartnerRe Ltd.	2,100	149,163
Platinum Underwriters Holdings Ltd.	42,000	1,299,480
		4,231,208
TOTAL INSURANCE		18,166,724
REAL ESTATE INVESTMENT TRUSTS - 7.0%
Mortgage REITs - 0.3%
Annaly Capital Management, Inc.	12,300	171,093
Residential REITs - 2.9%
Equity Lifestyle Properties, Inc.	6,400	348,352
Equity Residential (SBI)	21,290	1,080,468
United Dominion Realty Trust, Inc. (SBI)	8,100	257,499
		1,686,319
Retail REITs - 3.8%
CBL & Associates Properties, Inc.	2,900	125,715
Developers Diversified Realty Corp.	12,400	780,580
General Growth Properties, Inc.	17,500	914,025
Simon Property Group, Inc.	3,800	384,902
		2,205,222
TOTAL REAL ESTATE INVESTMENT TRUSTS		4,062,634
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Real Estate Management & Development - 1.0%
Mitsubishi Estate Co. Ltd.	22,000	569,173
THRIFTS & MORTGAGE FINANCE - 5.6%
Thrifts & Mortgage Finance - 5.6%
Countrywide Financial Corp.	19,230	816,314
Fannie Mae	23,050	1,368,940

	Shares	Value (Note 1)
Hudson City Bancorp, Inc.	30,379	$ 421,661
Washington Mutual, Inc.	13,600	618,664
		3,225,579
TOTAL COMMON STOCKS (Cost $47,234,236)		57,570,222
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 5.37% (b)	1,113,122	1,113,122
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	2,825,775	2,825,775
TOTAL MONEY MARKET FUNDS (Cost $3,938,897)		3,938,897
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $51,173,133)		61,509,119
NET OTHER ASSETS - (6.4)%		(3,698,506)
NET ASSETS - 100%		$ 57,810,613
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 94,600 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,065
Fidelity Securities Lending Cash Central Fund	2,868
Total	$ 31,933
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.7%
Bermuda	10.2%
Cayman Islands	2.9%
Japan	1.8%
United Kingdom	1.8%
Italy	1.4%
Switzerland	1.0%
Spain	1.0%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Financial Services Portfolio

VIP Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,747,978) - See accompanying schedule: Unaffiliated issuers (cost $47,234,236)	$ 57,570,222
Fidelity Central Funds (cost $3,938,897)	3,938,897
Total Investments (cost $51,173,133)		$ 61,509,119
Cash		21,189
Dividends receivable		71,856
Interest receivable		2,788
Prepaid expenses		179
Other receivables		2,476
Total assets		61,607,607

Liabilities
Payable for investments purchased	$ 891,111
Accrued management fee	27,150
Other affiliated payables	6,422
Other payables and accrued expenses	46,536
Collateral on securities loaned, at value	2,825,775
Total liabilities		3,796,994

Net Assets		$ 57,810,613
Net Assets consist of:
Paid in capital		$ 43,754,286
Undistributed net investment income		523,852
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,196,494
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,335,981
Net Assets		$ 57,810,613

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($44,780,978 ÷ 3,066,728 shares)	$ 14.60

Investor Class: Net Asset Value, offering price and redemption price per share ($13,029,635 ÷ 894,509 shares)	$ 14.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Financial Services Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 859,781
Interest		150
Income from Fidelity Central Funds		31,933
Total income		891,864

Expenses
Management fee	$ 228,316
Transfer agent fees	41,153
Accounting and security lending fees	16,101
Custodian fees and expenses	27,425
Independent trustees' compensation	142
Audit	37,937
Legal	1,119
Miscellaneous	4,244
Total expenses before reductions	356,437
Expense reductions	(4,649)	351,788
Net investment income (loss)		540,076
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,364)	3,292,794
Foreign currency transactions	5,160
Total net realized gain (loss)		3,297,954
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $224)	2,439,089
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		2,439,074
Net gain (loss)		5,737,028
Net increase (decrease) in net assets resulting from operations		$ 6,277,104

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 540,076	$ 438,555
Net realized gain (loss)	3,297,954	2,507,591
Change in net unrealized appreciation (depreciation)	2,439,074	(955,014)
Net increase (decrease) in net assets resulting from operations	6,277,104	1,991,132
Distributions to shareholders from net investment income	(428,612)	(452,940)
Distributions to shareholders from net realized gain	(703,305)	-
Total distributions	(1,131,917)	(452,940)
Share transactions - net increase (decrease)	17,738,147	(8,232,955)
Redemption fees	18,458	8,912
Total increase (decrease) in net assets	22,901,792	(6,685,851)

Net Assets
Beginning of period	34,908,821	41,594,672
End of period (including undistributed net investment income of $523,852 and undistributed net investment income of $431,362, respectively)	$ 57,810,613	$ 34,908,821

See accompanying notes which are an integral part of the financial statements.

VIP Financial Services Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 12.19	$ 10.91	$ 8.44	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.18	.16	.12	.10	.10
Net realized and unrealized gain (loss)	1.86	.77	1.15	2.47	(1.21)
Total from investment operations	2.04	.93	1.27	2.57	(1.11)
Distributions from net investment income	(.16)	(.14)	-	(.11)	(.10)
Distributions from net realized gain	(.27)	-	-	-	-
Total distributions	(.43)	(.14)	-	(.11)	(.10)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.01
Net asset value, end of period	$ 14.60	$ 12.98	$ 12.19	$ 10.91	$ 8.44
Total Return A, B	16.29%	7.71%	11.73%	30.59%	(11.41)%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.86%	.85%	.97%	.92%
Expenses net of fee waivers, if any	.86%	.86%	.85%	.97%	.92%
Expenses net of all reductions	.85%	.85%	.83%	.96%	.89%
Net investment income (loss)	1.36%	1.31%	1.10%	1.06%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,781	$ 32,776	$ 41,595	$ 40,900	$ 34,724
Portfolio turnover rate E	68%	59%	98%	66%	107%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 12.07
Income from Investment Operations
Net investment income (loss) E	.16	.05
Net realized and unrealized gain (loss)	1.86	.86
Total from investment operations	2.02	.91
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.27)	-
Total distributions	(.44)	-
Redemption fees added to paid in capital E	.01	- J
Net asset value, end of period	$ 14.57	$ 12.98
Total Return B, C, D	16.12%	7.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.18% A
Expenses net of fee waivers, if any	1.00%	1.18% A
Expenses net of all reductions	.99%	1.16% A
Net investment income (loss)	1.22%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,030	$ 2,133
Portfolio turnover rate G	68%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Financial Services Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by FMR and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Financial Services Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,476,042
Unrealized depreciation	(330,809)
Net unrealized appreciation (depreciation)	10,145,233
Undistributed ordinary income	986,318
Undistributed long-term capital gain	2,924,779

Cost for federal income tax purposes	$ 51,363,886

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 454,660	$ 452,940
Long-term Capital Gains	677,257	-
Total	$ 1,131,917	$ 452,940

Trading (Redemption) Fees. Initial Class shares and Investor Class shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $44,636,459 and $27,585,297, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 26,702
Investor Class	14,451
$ 41,153

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $457 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $97 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

VIP Financial Services Portfolio

6. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,868.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,084 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 393,932	$ 452,940
Investor Class	34,680	-
Total	$ 428,612	$ 452,940
From net realized gain
Initial Class	$ 648,547	$ -
Investor Class	54,758	-
Total	$ 703,305	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	1,476,307	477,544	$ 20,458,429	$ 5,858,204
Reinvestment of distributions	81,317	37,371	1,042,479	452,940
Shares redeemed	(1,015,687)	(1,403,661)	(13,691,216)	(16,611,409)
Net increase (decrease)	541,937	(888,746)	$ 7,809,692	$ (10,300,265)
Investor Class
Shares sold	822,641	172,425	$ 11,174,887	$ 2,163,613
Reinvestment of distributions	6,987	-	89,437	-
Shares redeemed	(99,504)	(8,040)	(1,335,869)	(96,303)
Net increase (decrease)	730,124	164,385	$ 9,928,455	$ 2,067,310

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Financial Services Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Financial Services Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Financial Services Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Financial Services Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Financial Services. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Financial Services. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-
present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-
present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Financial Services. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Financial Services. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Financial Services. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Financial Services. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Financial Services. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Financial Services. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Financial Services. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Financial Services. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Financial Services. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Financial Services. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Financial Services. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Financial Services. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Financial Services. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Financial Services Portfolio

Distributions

The Board of Trustees of VIP Financial Services Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/2007	02/09/2007	$.135	$.857
Investor Class	02/09/2007	02/09/2007	$.129	$.857

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2006, $2,924,779, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designates 100% of the dividends distributed in February, 2006 as indicated in the Corporate Qualifying memo distributed by the Tax department, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Financial Services Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Financial Services Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Financial Services Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. In the absence of a meaningful peer group comparison for the fund and in consideration of the fund's exposure to a narrow market sector, the Board focused its review on the fund's relative investment performance measured against its benchmark. In light of that comparison, the Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Financial Services Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Financial Services Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Financial Services Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VFSIC-ANN-0207
1.817367.101

Fidelity® Variable Insurance Products:
Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Freedom Income Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2005 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2010 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2015 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2020 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2025 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Freedom 2030 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Freedom Funds Portfolio

VIP Freedom Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom Income - Initial Class	6.94%	6.88%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2005 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2005 - Initial Class	9.59%	10.52%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2010 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2010 - Initial Class	9.82%	10.88%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2015 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2015 - Initial Class	11.04%	12.69%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2020 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2020 - Initial Class	11.95%	13.99%
A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

VIP Freedom 2025 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2025 - Initial Class	12.49%	14.87%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2030 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of FundA
VIP Freedom 2030 - Initial Class	13.20%	15.97%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ren Cheng and Christopher Sharpe, Co-Portfolio Managers of VIP Freedom Funds

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, VIP Freedom Funds' absolute returns were in line with what one might expect from a series of portfolios with different age-appropriate, asset-allocation risk levels. On a relative basis, all of the Funds slightly underperformed their composite benchmarks during the period. (For specific portfolio performance results, please refer to the performance section of this report.) The Funds underperformed mainly as a result of lagging returns in the domestic and international equities asset classes, both of which had generally strong absolute returns, but fell short of their corresponding benchmarks - the Dow Jones Wilshire 5000 Composite IndexSM, which rose 15.77%, and the MSCI EAFE. Among the seven underlying U.S. equity funds in the lineup, only VIP Mid Cap Portfolio produced a return in excess of its benchmark, led higher by productive stock picking, especially in the capital goods segment. Inopportune security selection in VIP Overseas Portfolio - mainly in the financials sector - was responsible for our underperformance in the international equities asset class, and this underlying portfolio also was a big drag on the overall equity return. In fixed-income, the relative returns for our underlying funds in the investment-grade, high-yield and short-term bond asset classes all were roughly in line with their individual benchmarks.

Notes to shareholders:

  In order to better accommodate investors' increasing life expectancies and high inflation pressures due to rising health care and other costs, the "roll-down" into the VIP Freedom Income Fund - previously expected to occur between five and 10 years after an investor's target retirement date - has been extended to approximately 10 to 15 years after the target retirement date. This change will have the effect of increasing the equity exposure of the VIP Freedom Funds with target dates closest to retirement - currently VIP Freedom 2005 and 2010 - by up to five percentage points, allowing for the possibility of greater investment growth.
  Additionally, to help increase portfolio diversification and capitalize on investment opportunities presented by an increasingly global economy, the allocation to international equity funds was increased by up to five percentage points. The allocation to domestic equity funds was reduced by a corresponding amount.
  Lastly, the benchmark for the VIP Freedom Funds' underlying high-yield bond fund changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, effective July 1, 2006, concurrent with the scheduled rebalancing of the Funds' composite indexes. In Fidelity's view, the Constrained index - which replaces the Merrill Lynch U.S. High Yield Master II Index - represents a better measure of the high-yield market, as it limits issuer allocations to no more than 2% of the index and thus is more diversified than the previous benchmark and less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Funds Portfolio

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Freedom Income
Initial Class
Actual	$ 1,000.00	$ 1,053.60	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,052.60	$ .52
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,051.40	$ 1.29
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

VIP Freedom 2005
Initial Class
Actual	$ 1,000.00	$ 1,077.60	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,077.60	$ .52
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,076.10	$ 1.31
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Freedom 2010
Initial Class
Actual	$ 1,000.00	$ 1,079.20	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,078.80	$ .52
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,077.80	$ 1.31
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

VIP Freedom 2015
Initial Class
Actual	$ 1,000.00	$ 1,084.60	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,083.60	$ .53
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,083.60	$ 1.31
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

VIP Freedom 2020
Initial Class
Actual	$ 1,000.00	$ 1,091.00	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,090.50	$ .53
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,090.40	$ 1.32
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

VIP Freedom 2025
Initial Class
Actual	$ 1,000.00	$ 1,093.60	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,092.50	$ .53
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,091.50	$ 1.32
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

VIP Freedom 2030
Initial Class
Actual	$ 1,000.00	$ 1,098.80	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
Service Class
Actual	$ 1,000.00	$ 1,098.40	$ .53
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class 2
Actual	$ 1,000.00	$ 1,097.10	$ 1.32
HypotheticalA	$ 1,000.00	$ 1,023.95	$ 1.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in each class' annualized expense ratio.

VIP Freedom Funds Portfolio

Annualized Expense Ratio
VIP Freedom Income
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2005
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2010
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2015
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2020
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2025
Initial Class	.00%
Service Class	.10%
Service Class 2.25%
VIP Freedom 2030
Initial Class	.00%
Service Class	.10%
Service Class 2.25%

Annual Report

VIP Freedom Income Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	3.2	3.0
VIP Equity-Income Portfolio Initial Class	3.8	3.6
VIP Growth & Income Portfolio Initial Class	3.7	3.5
VIP Growth Portfolio Initial Class	3.7	3.5
VIP Mid Cap Portfolio Initial Class	1.3	1.2
VIP Value Portfolio Initial Class	3.2	3.0
VIP Value Strategies Portfolio Initial Class	1.3	1.3
	20.2	19.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	5.1	5.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	34.8	35.3
Short-Term Funds
VIP Money Market Portfolio Initial Class	39.9	40.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	20.2%
Investment Grade Fixed-Income Funds	34.8%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	39.9%

Six months ago
Domestic Equity Funds	19.1%
Investment Grade Fixed-Income Funds	35.3%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	40.6%

The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006.

VIP Freedom Funds Portfolio

VIP Freedom Income Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 20.2%
	Shares	Value (Note 1)
Domestic Equity Funds - 20.2%
VIP Contrafund Portfolio Initial Class	11,035	$ 347,262
VIP Equity-Income Portfolio Initial Class	15,599	408,685
VIP Growth & Income Portfolio Initial Class	25,045	403,733
VIP Growth Portfolio Initial Class	11,036	395,853
VIP Mid Cap Portfolio Initial Class	4,187	145,577
VIP Value Portfolio Initial Class	24,216	345,803
VIP Value Strategies Portfolio Initial Class	10,862	146,310
TOTAL EQUITY FUNDS (Cost $1,999,241)		2,193,223
Fixed-Income Funds - 39.9%

High Yield Fixed-Income Funds - 5.1%
VIP High Income Portfolio Initial Class	86,552	549,605
Investment Grade Fixed-Income Funds - 34.8%
VIP Investment Grade Bond Portfolio Initial Class	295,829	3,774,772
TOTAL FIXED-INCOME FUNDS (Cost $4,261,833)		4,324,377
Short-Term Funds - 39.9%

VIP Money Market Portfolio Initial Class (Cost $4,331,271)	4,331,271	4,331,271
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $10,592,345)		$ 10,848,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006
Assets
Investment in securities, at value (cost $10,592,345) - See accompanying schedule	$ 10,848,871
Cash	35
Dividends receivable from underlying funds	1,194
Total assets	10,850,100

Liabilities
Distribution fees payable	241

Net Assets	$ 10,849,859
Net Assets consist of:
Paid in capital	$ 10,547,228
Undistributed net investment income	4,498
Accumulated undistributed net realized gain (loss) on investments	41,607
Net unrealized appreciation (depreciation) on investments	256,526
Net Assets	$ 10,849,859
Initial Class: Net Asset Value, offering price and redemption price per share ($9,398,411 ÷ 877,858 shares)	$ 10.71

Service Class: Net Asset Value, offering price and redemption price per share ($390,743 ÷ 36,488 shares)	$ 10.71

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,060,705 ÷ 99,205 shares)	$ 10.69

Statement of Operations

	Year ended December 31, 2006
Investment Income
Income distributions from underlying funds		$ 315,403
Interest		25
Total income		315,428

Expenses
Distribution fees	$ 1,756
Independent trustees' compensation	28
Total expenses before reductions	1,784
Expense reductions	(28)	1,756
Net investment income (loss)		313,672
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(15,045)
Capital gain distributions from underlying funds	106,674	91,629
Change in net unrealized appreciation (depreciation) on underlying funds		167,067
Net gain (loss)		258,696
Net increase (decrease) in net assets resulting from operations		$ 572,368

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 313,672	$ 62,848
Net realized gain (loss)	91,629	(1,370)
Change in net unrealized appreciation (depreciation)	167,067	89,459
Net increase (decrease) in net assets resulting from operations	572,368	150,937
Distributions to shareholders from net investment income	(309,765)	(61,841)
Distributions to shareholders from net realized gain	(49,069)	-
Total distributions	(358,834)	(61,841)
Share transactions - net increase (decrease)	3,951,196	6,596,033
Total increase (decrease) in net assets	4,164,730	6,685,129

Net Assets
Beginning of period	6,685,129	-
End of period (including undistributed net investment income of $4,498 and undistributed net investment income of $1,007, respectively)	$ 10,849,859	$ 6,685,129

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.40	.16
Net realized and unrealized gain (loss)	.32	.30
Total from investment operations	.72	.46
Distributions from net investment income	(.32)	(.10)
Distributions from net realized gain	(.05)	-
Total distributions	(.37)	(.10)
Net asset value, end of period	$ 10.71	$ 10.36
Total Return B, C, D	6.94%	4.58%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%A
Expenses net of fee waivers, if any	.00%	.00%A
Expenses net of all reductions	.00%	.00%A
Net investment income (loss)	3.75%	2.34%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,398	$ 5,954
Portfolio turnover rate	44%	12%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.39	.16
Net realized and unrealized gain (loss)	.32	.29
Total from investment operations	.71	.45
Distributions from net investment income	(.31)	(.09)
Distributions from net realized gain	(.05)	-
Total distributions	(.36)	(.09)
Net asset value, end of period	$ 10.71	$ 10.36
Total Return B, C, D	6.83%	4.51%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	3.65%	2.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 391	$ 366
Portfolio turnover rate	44%	12%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.37	.15
Net realized and unrealized gain (loss)	.32	.29
Total from investment operations	.69	.44
Distributions from net investment income	(.31)	(.08)
Distributions from net realized gain	(.05)	-
Total distributions	(.36)	(.08)
Net asset value, end of period	$ 10.69	$ 10.36
Total Return B, C, D	6.61%	4.41%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%A
Expenses net of fee waivers, if any	.25%	.25%A
Expenses net of all reductions	.25%	.25%A
Net investment income (loss)	3.50%	2.09%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,061	$ 365
Portfolio turnover rate	44%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2005 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.3	6.1
VIP Equity-Income Portfolio Initial Class	7.4	7.2
VIP Growth & Income Portfolio Initial Class	7.3	7.1
VIP Growth Portfolio Initial Class	7.1	7.1
VIP Mid Cap Portfolio Initial Class	2.6	2.5
VIP Value Portfolio Initial Class	6.3	6.1
VIP Value Strategies Portfolio Initial Class	2.7	2.5
	39.7	38.6
International Equity Funds
VIP Overseas Portfolio Initial Class	10.1	7.5
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	5.0	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	34.2	36.5
Short-Term Funds
VIP Money Market Portfolio Initial Class	11.0	12.3
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	39.7%
International Equity Funds	10.1%
Investment Grade Fixed-Income Funds	34.2%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	11.0%

Six months ago
Domestic Equity Funds	38.6%
International Equity Funds	7.5%
Investment Grade Fixed-Income Funds	36.5%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	12.3%

Expected
Domestic Equity Funds	39.4%
International Equity Funds	9.4%
Investment Grade Fixed-Income Funds	34.4%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	11.8%

The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. In March 2006, the target date for combining the fund with the VIP Freedom Income Fund was extended by approximately five years resulting in a greater allocation to equity funds. Also, beginning in March 2006, the fund increased its allocation to international equity. The six months ago allocation is based on the fund's holdings as of June 30, 2006.

Annual Report

VIP Freedom 2005 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 49.8%
	Shares	Value (Note 1)
Domestic Equity Funds - 39.7%
VIP Contrafund Portfolio Initial Class	17,382	$ 546,997
VIP Equity-Income Portfolio Initial Class	24,587	644,187
VIP Growth & Income Portfolio Initial Class	39,440	635,766
VIP Growth Portfolio Initial Class	17,340	621,980
VIP Mid Cap Portfolio Initial Class	6,601	229,516
VIP Value Portfolio Initial Class	38,099	544,050
VIP Value Strategies Portfolio Initial Class	17,127	230,699
TOTAL DOMESTIC EQUITY FUNDS		3,453,195
International Equity Funds - 10.1%
VIP Overseas Portfolio Initial Class	36,569	876,553
TOTAL EQUITY FUNDS (Cost $3,812,681)		4,329,748
Fixed-Income Funds - 39.2%

High Yield Fixed-Income Funds - 5.0%
VIP High Income Portfolio Initial Class	69,302	440,066
Investment Grade Fixed-Income Funds - 34.2%
VIP Investment Grade Bond Portfolio Initial Class	232,877	2,971,517
TOTAL FIXED-INCOME FUNDS (Cost $3,344,279)		3,411,583
Short-Term Funds - 11.0%

VIP Money Market Portfolio Initial Class (Cost $955,720)	955,720	955,720
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $8,112,680)		$ 8,697,051

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $8,112,680) - See accompanying schedule	$ 8,697,051
Dividends receivable from underlying funds	261
Total assets	8,697,312

Liabilities
Distribution fees payable	120

Net Assets	$ 8,697,192
Net Assets consist of:
Paid in capital	$ 8,028,778
Accumulated undistributed net realized gain (loss) on investments	84,043
Net unrealized appreciation (depreciation) on investments	584,371
Net Assets	$ 8,697,192

Initial Class: Net Asset Value, offering price and redemption price per share ($7,871,101 ÷ 689,615 shares)	$ 11.41

Service Class: Net Asset Value, offering price and redemption price per share ($413,568 ÷ 36,241 shares)	$ 11.41

Service Class 2: Net Asset Value, offering price and redemption price per share ($412,523 ÷ 36,155 shares)	$ 11.41

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 225,205

Expenses
Distribution fees	$ 1,367
Independent trustees' compensation	26
Total expenses before reductions	1,393
Expense reductions	(26)	1,367
Net investment income (loss)		223,838
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(69,068)
Capital gain distributions from underlying funds	195,599	126,531
Change in net unrealized appreciation (depreciation) on underlying funds		371,871
Net gain (loss)		498,402
Net increase (decrease) in net assets resulting from operations		$ 722,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 223,838	$ 31,641
Net realized gain (loss)	126,531	(1,861)
Change in net unrealized appreciation (depreciation)	371,871	212,500
Net increase (decrease) in net assets resulting from operations	722,240	242,280
Distributions to shareholders from net investment income	(227,593)	(31,563)
Distributions to shareholders from net realized gain	(36,950)	-
Total distributions	(264,543)	(31,563)
Share transactions - net increase (decrease)	2,200,656	5,828,122
Total increase (decrease) in net assets	2,658,353	6,038,839

Net Assets
Beginning of period	6,038,839	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $78, respectively)	$ 8,697,192	$ 6,038,839

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.31	.09
Net realized and unrealized gain (loss)	.72	.71
Total from investment operations	1.03	.80
Distributions from net investment income	(.31)	(.06)
Distributions from net realized gain	(.05)	-
Total distributions	(.36)	(.06)
Net asset value, end of period	$ 11.41	$ 10.74
Total Return B, C, D	9.59%	7.98%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.82%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,871	$ 5,284
Portfolio turnover rate	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.30	.08
Net realized and unrealized gain (loss)	.72	.71
Total from investment operations	1.02	.79
Distributions from net investment income	(.30)	(.05)
Distributions from net realized gain	(.05)	-
Total distributions	(.35)	(.05)
Net asset value, end of period	$ 11.41	$ 10.74
Total Return B, C, D	9.48%	7.91%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	2.72%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 414	$ 378
Portfolio turnover rate	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.29	.07
Net realized and unrealized gain (loss)	.71	.71
Total from investment operations	1.00	.78
Distributions from net investment income	(.28)	(.04)
Distributions from net realized gain	(.05)	-
Total distributions	(.33)	(.04)
Net asset value, end of period	$ 11.41	$ 10.74
Total Return B, C, D	9.34%	7.80%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25% A
Expenses net of all reductions	.25%	.25% A
Net investment income (loss)	2.57%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 413	$ 377
Portfolio turnover rate	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.4	6.4
VIP Equity-Income Portfolio Initial Class	7.5	7.4
VIP Growth & Income Portfolio Initial Class	7.5	7.4
VIP Growth Portfolio Initial Class	7.3	7.3
VIP Mid Cap Portfolio Initial Class	2.7	2.6
VIP Value Portfolio Initial Class	6.4	6.3
VIP Value Strategies Portfolio Initial Class	2.7	2.6
	40.5	40.0
International Equity Funds
VIP Overseas Portfolio Initial Class	10.5	7.2
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	5.0	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	34.4	37.9
Short-Term Funds
VIP Money Market Portfolio Initial Class	9.6	9.7
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	40.5%
International Equity Funds	10.5%
Investment Grade Fixed-Income Funds	34.4%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	9.6%

Six months ago
Domestic Equity Funds	40.0%
International Equity Funds	7.2%
Investment Grade Fixed-Income Funds	37.9%
High Yield Fixed-Income Funds	5.2%
Short-Term Funds	9.7%

Expected
Domestic Equity Funds	40.2%
International Equity Funds	10.1%
Investment Grade Fixed-Income Funds	34.8%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	9.9%

The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. In March 2006, the target date for combining the fund with the VIP Freedom Income Fund was extended by approximately five years resulting in a greater allocation to equity funds. Also, beginning in March 2006, the fund increased its allocation to international equity. The six months ago allocation is based on the fund's holdings as of June 30, 2006.

VIP Freedom Funds Portfolio

VIP Freedom 2010 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 51.0%
	Shares	Value (Note 1)
Domestic Equity Funds - 40.5%
VIP Contrafund Portfolio Initial Class	133,769	$ 4,209,711
VIP Equity-Income Portfolio Initial Class	189,303	4,959,736
VIP Growth & Income Portfolio Initial Class	303,672	4,895,187
VIP Growth Portfolio Initial Class	133,624	4,793,084
VIP Mid Cap Portfolio Initial Class	50,679	1,762,107
VIP Value Portfolio Initial Class	293,546	4,191,836
VIP Value Strategies Portfolio Initial Class	131,551	1,771,995
TOTAL DOMESTIC EQUITY FUNDS		26,583,656
International Equity Funds - 10.5%
VIP Overseas Portfolio Initial Class	286,579	6,869,302
TOTAL EQUITY FUNDS (Cost $30,797,822)		33,452,958
Fixed-Income Funds - 39.4%

High Yield Fixed-Income Funds - 5.0%
VIP High Income Portfolio Initial Class	522,062	3,315,092
Investment Grade Fixed-Income Funds - 34.4%
VIP Investment Grade Bond Portfolio Initial Class	1,767,470	22,552,915
TOTAL FIXED-INCOME FUNDS (Cost $25,379,441)		25,868,007
Short-Term Funds - 9.6%

VIP Money Market Portfolio Initial Class (Cost $6,323,551)	6,323,551	6,323,551
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $62,500,814)		$ 65,644,516

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $62,500,814) - See accompanying schedule	$ 65,644,516
Cash	7
Dividends receivable from underlying funds	1,735
Total assets	65,646,258

Liabilities
Distribution fees payable	8,314

Net Assets	$ 65,637,944
Net Assets consist of:
Paid in capital	$ 61,881,473
Accumulated undistributed net realized gain (loss) on investments	612,769
Net unrealized appreciation (depreciation) on investments	3,143,702
Net Assets	$ 65,637,944

Initial Class: Net Asset Value, offering price and redemption price per share ($20,991,957 ÷ 1,811,862 shares)	$ 11.59

Service Class: Net Asset Value, offering price and redemption price per share ($5,984,357 ÷ 516,833 shares)	$ 11.58

Service Class 2: Net Asset Value, offering price and redemption price per share ($38,661,630 ÷ 3,345,662 shares)	$ 11.56

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 1,091,576

Expenses
Distribution fees	$ 62,400
Independent trustees' compensation	136
Total expenses before reductions	62,536
Expense reductions	(136)	62,400
Net investment income (loss)		1,029,176
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(183,421)
Capital gain distributions from underlying funds	1,086,255	902,834
Change in net unrealized appreciation (depreciation) on underlying funds		2,551,775
Net gain (loss)		3,454,609
Net increase (decrease) in net assets resulting from operations		$ 4,483,785

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,029,176	$ 108,050
Net realized gain (loss)	902,834	(13,200)
Change in net unrealized appreciation (depreciation)	2,551,775	591,927
Net increase (decrease) in net assets resulting from operations	4,483,785	686,777
Distributions to shareholders from net investment income	(1,040,763)	(109,350)
Distributions to shareholders from net realized gain	(276,865)	-
Total distributions	(1,317,628)	(109,350)
Share transactions - net increase (decrease)	38,663,621	23,230,739
Total increase (decrease) in net assets	41,829,778	23,808,166

Net Assets
Beginning of period	23,808,166	-
End of period	$ 65,637,944	$ 23,808,166

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.28	.11
Net realized and unrealized gain (loss)	.78	.72
Total from investment operations	1.06	.83
Distributions from net investment income	(.20)	(.05)
Distributions from net realized gain	(.05)	-
Total distributions	(.25)	(.05)
Net asset value, end of period	$ 11.59	$ 10.78
Total Return B, C, D	9.82%	8.33%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.48%	1.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,992	$ 13,343
Portfolio turnover rate	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.10
Net realized and unrealized gain (loss)	.78	.72
Total from investment operations	1.05	.82
Distributions from net investment income	(.19)	(.05)
Distributions from net realized gain	(.05)	-
Total distributions	(.24)	(.05)
Net asset value, end of period	$ 11.58	$ 10.77
Total Return B, C, D	9.78%	8.17%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	2.39%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,984	$ 764
Portfolio turnover rate	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25	.09
Net realized and unrealized gain (loss)	.78	.72
Total from investment operations	1.03	.81
Distributions from net investment income	(.18)	(.05)
Distributions from net realized gain	(.05)	-
Total distributions	(.23)	(.05)
Net asset value, end of period	$ 11.56	$ 10.76
Total Return B, C, D	9.58%	8.07%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25% A
Expenses net of all reductions	.25%	.25% A
Net investment income (loss)	2.24%	1.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,662	$ 9,702
Portfolio turnover rate	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2015 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.4	7.6
VIP Equity-Income Portfolio Initial Class	8.7	8.9
VIP Growth & Income Portfolio Initial Class	8.6	8.8
VIP Growth Portfolio Initial Class	8.4	8.8
VIP Mid Cap Portfolio Initial Class	3.1	3.1
VIP Value Portfolio Initial Class	7.3	7.6
VIP Value Strategies Portfolio Initial Class	3.1	3.1
	46.6	47.9
International Equity Funds
VIP Overseas Portfolio Initial Class	12.1	9.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	6.3	6.7
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	30.2	31.6
Short-Term Funds
VIP Money Market Portfolio Initial Class	4.8	4.2
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	46.6%
International Equity Funds	12.1%
Investment Grade Fixed-Income Funds	30.2%
High Yield Fixed-Income Funds	6.3%
Short-Term Funds	4.8%

Six months ago
Domestic Equity Funds	47.9%
International Equity Funds	9.6%
Investment Grade Fixed-Income Funds	31.6%
High Yield Fixed-Income Funds	6.7%
Short-Term Funds	4.2%

Expected
Domestic Equity Funds	45.1%
International Equity Funds	11.3%
Investment Grade Fixed-Income Funds	31.6%
High Yield Fixed-Income Funds	6.0%
Short-Term Funds	6.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

Annual Report

VIP Freedom 2015 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 58.7%
	Shares	Value (Note 1)
Domestic Equity Funds - 46.6%
VIP Contrafund Portfolio Initial Class	80,026	$ 2,518,406
VIP Equity-Income Portfolio Initial Class	113,282	2,968,001
VIP Growth & Income Portfolio Initial Class	181,676	2,928,622
VIP Growth Portfolio Initial Class	79,924	2,866,856
VIP Mid Cap Portfolio Initial Class	30,371	1,055,994
VIP Value Portfolio Initial Class	175,617	2,507,817
VIP Value Strategies Portfolio Initial Class	78,839	1,061,968
TOTAL DOMESTIC EQUITY FUNDS		15,907,664
International Equity Funds - 12.1%
VIP Overseas Portfolio Initial Class	172,110	4,125,476
TOTAL EQUITY FUNDS (Cost $18,158,979)		20,033,140
Fixed-Income Funds - 36.5%

High Yield Fixed-Income Funds - 6.3%
VIP High Income Portfolio Initial Class	338,746	2,151,034
Investment Grade Fixed-Income Funds - 30.2%
VIP Investment Grade Bond Portfolio Initial Class	806,348	10,289,005
TOTAL FIXED-INCOME FUNDS (Cost $12,259,044)		12,440,039
Short-Term Funds - 4.8%

VIP Money Market Portfolio Initial Class (Cost $1,651,671)	1,651,671	1,651,671
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $32,069,694)		$ 34,124,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $32,069,694) - See accompanying schedule	$ 34,124,850
Cash	81
Dividends receivable from underlying funds	453
Total assets	34,125,384

Liabilities
Distribution fees payable	2,027

Net Assets	$ 34,123,357
Net Assets consist of:
Paid in capital	$ 31,531,527
Undistributed net investment income	172,565
Accumulated undistributed net realized gain (loss) on investments	364,109
Net unrealized appreciation (depreciation) on investments	2,055,156
Net Assets	$ 34,123,357

Initial Class: Net Asset Value, offering price and redemption price per share ($23,711,803 ÷ 1,987,982 shares)	$ 11.93

Service Class: Net Asset Value, offering price and redemption price per share ($427,213 ÷ 35,815 shares)	$ 11.93

Service Class 2: Net Asset Value, offering price and redemption price per share ($9,984,341 ÷ 838,602 shares)	$ 11.91

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 564,031
Interest		76
Total income		564,107

Expenses
Distribution fees	$ 11,136
Independent trustees' compensation	76
Total expenses before reductions	11,212
Expense reductions	(76)	11,136
Net investment income (loss)		552,971
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(86,329)
Capital gain distributions from underlying funds	713,599	627,270
Change in net unrealized appreciation (depreciation) on underlying funds		1,475,662
Net gain (loss)		2,102,932
Net increase (decrease) in net assets resulting from operations		$ 2,655,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 552,971	$ 81,936
Net realized gain (loss)	627,270	(11,496)
Change in net unrealized appreciation (depreciation)	1,475,662	579,494
Net increase (decrease) in net assets resulting from operations	2,655,903	649,934
Distributions to shareholders from net investment income	(379,299)	(82,427)
Distributions to shareholders from net realized gain	(252,774)	-
Total distributions	(632,073)	(82,427)
Share transactions - net increase (decrease)	17,131,091	14,400,929
Total increase (decrease) in net assets	19,154,921	14,968,436

Net Assets
Beginning of period	14,968,436	-
End of period (including undistributed net investment income of $172,565 and undistributed net investment income of $0, respectively)	$ 34,123,357	$ 14,968,436

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.11
Net realized and unrealized gain (loss)	.94	.90
Total from investment operations	1.21	1.01
Distributions from net investment income	(.14)	(.06)
Distributions from net realized gain	(.09)	-
Total distributions	(.23)	(.06)
Net asset value, end of period	$ 11.93	$ 10.95
Total Return B, C, D	11.04%	10.11%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.34%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,712	$ 13,930
Portfolio turnover rate	24%	38% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26	.10
Net realized and unrealized gain (loss)	.94	.90
Total from investment operations	1.20	1.00
Distributions from net investment income	(.13)	(.05)
Distributions from net realized gain	(.09)	-
Total distributions	(.22)	(.05)
Net asset value, end of period	$ 11.93	$ 10.95
Total Return B, C, D	10.94%	10.04%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	2.24%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 427	$ 385
Portfolio turnover rate	24%	38% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.09
Net realized and unrealized gain (loss)	.95	.90
Total from investment operations	1.19	.99
Distributions from net investment income	(.13)	(.05)
Distributions from net realized gain	(.09)	-
Total distributions	(.22)	(.05)
Net asset value, end of period	$ 11.91	$ 10.94
Total Return B, C, D	10.84%	9.90%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%A
Expenses net of fee waivers, if any	.25%	.25%A
Expenses net of all reductions	.25%	.25%A
Net investment income (loss)	2.09%	1.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,984	$ 653
Portfolio turnover rate	24%	38%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.7	9.0
VIP Equity-Income Portfolio Initial Class	10.3	10.5
VIP Growth & Income Portfolio Initial Class	10.1	10.4
VIP Growth Portfolio Initial Class	9.9	10.3
VIP Mid Cap Portfolio Initial Class	3.6	3.6
VIP Value Portfolio Initial Class	8.7	8.9
VIP Value Strategies Portfolio Initial Class	3.7	3.7
	55.0	56.4
International Equity Funds
VIP Overseas Portfolio Initial Class	14.2	11.5
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	7.5	7.7
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	23.1	24.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	0.2	0.2
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	55.0%
International Equity Funds	14.2%
Investment Grade Fixed-Income Funds	23.1%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.2%

Six months ago
Domestic Equity Funds	56.4%
International Equity Funds	11.5%
Investment Grade Fixed-Income Funds	24.2%
High Yield Fixed-Income Funds	7.7%
Short-Term Funds	0.2%

Expected
Domestic Equity Funds	54.4%
International Equity Funds	13.6%
Investment Grade Fixed-Income Funds	24.1%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Freedom Funds Portfolio

VIP Freedom 2020 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 69.2%
	Shares	Value (Note 1)
Domestic Equity Funds - 55.0%
VIP Contrafund Portfolio Initial Class	234,284	$ 7,372,916
VIP Equity-Income Portfolio Initial Class	331,533	8,686,164
VIP Growth & Income Portfolio Initial Class	531,754	8,571,869
VIP Growth Portfolio Initial Class	233,975	8,392,690
VIP Mid Cap Portfolio Initial Class	88,924	3,091,887
VIP Value Portfolio Initial Class	514,155	7,342,131
VIP Value Strategies Portfolio Initial Class	230,820	3,109,152
TOTAL DOMESTIC EQUITY FUNDS		46,566,809
International Equity Funds - 14.2%
VIP Overseas Portfolio Initial Class	503,725	12,074,276
TOTAL EQUITY FUNDS (Cost $53,639,487)		58,641,085
Fixed-Income Funds - 30.6%

High Yield Fixed-Income Funds - 7.5%
VIP High Income Portfolio Initial Class	996,681	6,328,927
Investment Grade Fixed-Income Funds - 23.1%
VIP Investment Grade Bond Portfolio Initial Class	1,533,455	19,566,891
TOTAL FIXED-INCOME FUNDS (Cost $25,593,665)		25,895,818
Short-Term Funds - 0.2%

VIP Money Market Portfolio Initial Class (Cost $196,649)	196,649	196,649
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $79,429,801)		$ 84,733,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $79,429,801) - See accompanying schedule	$ 84,733,552
Dividends receivable from underlying funds	54
Total assets	84,733,606

Liabilities
Distribution fees payable	12,059

Net Assets	$ 84,721,547
Net Assets consist of:
Paid in capital	$ 78,351,834
Undistributed net investment income	8,841
Accumulated undistributed net realized gain (loss) on investments	1,057,121
Net unrealized appreciation (depreciation) on investments	5,303,751
Net Assets	$ 84,721,547

Initial Class: Net Asset Value, offering price and redemption price per share ($21,356,159 ÷ 1,764,524 shares)	$ 12.10

Service Class: Net Asset Value, offering price and redemption price per share ($6,555,389 ÷ 542,066 shares)	$ 12.09

Service Class 2: Net Asset Value, offering price and redemption price per share ($56,809,999 ÷ 4,703,447 shares)	$ 12.08

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 1,269,017
Interest		283
Total income		1,269,300

Expenses
Distribution fees	$ 90,829
Independent trustees' compensation	179
Total expenses before reductions	91,008
Expense reductions	(179)	90,829
Net investment income (loss)		1,178,471
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(159,421)
Capital gain distributions from underlying funds	1,975,759	1,816,338
Change in net unrealized appreciation (depreciation) on underlying funds		4,058,003
Net gain (loss)		5,874,341
Net increase (decrease) in net assets resulting from operations		$ 7,052,812

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,178,471	$ 181,643
Net realized gain (loss)	1,816,338	(5,878)
Change in net unrealized appreciation (depreciation)	4,058,003	1,245,748
Net increase (decrease) in net assets resulting from operations	7,052,812	1,421,513
Distributions to shareholders from net investment income	(1,169,624)	(183,754)
Distributions to shareholders from net realized gain	(753,339)	-
Total distributions	(1,922,963)	(183,754)
Share transactions - net increase (decrease)	45,506,036	32,847,903
Total increase (decrease) in net assets	50,635,885	34,085,662

Net Assets
Beginning of period	34,085,662	-
End of period (including undistributed net investment income of $8,841 and undistributed net investment income of $0, respectively)	$ 84,721,547	$ 34,085,662

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26	.13
Net realized and unrealized gain (loss)	1.06	1.00
Total from investment operations	1.32	1.13
Distributions from net investment income	(.18)	(.06)
Distributions from net realized gain	(.11)	-
Total distributions	(.29)	(.06)
Net asset value, end of period	$ 12.10	$ 11.07
Total Return B, C, D	11.95%	11.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.21%	1.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,356	$ 16,085
Portfolio turnover rate	21%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25	.12
Net realized and unrealized gain (loss)	1.06	1.01
Total from investment operations	1.31	1.13
Distributions from net investment income	(.18)	(.06)
Distributions from net realized gain	(.11)	-
Total distributions	(.29)	(.06)
Net asset value, end of period	$ 12.09	$ 11.07
Total Return B, C, D	11.81%	11.30%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	2.11%	1.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,555	$ 1,586
Portfolio turnover rate	21%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.06	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.11
Net realized and unrealized gain (loss)	1.07	1.01
Total from investment operations	1.30	1.12
Distributions from net investment income	(.17)	(.06)
Distributions from net realized gain	(.11)	-
Total distributions	(.28)	(.06)
Net asset value, end of period	$ 12.08	$ 11.06
Total Return B, C, D	11.70%	11.17%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25% A
Expenses net of all reductions	.25%	.25% A
Net investment income (loss)	1.96%	1.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,810	$ 16,414
Portfolio turnover rate	21%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2025 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	9.1	9.4
VIP Equity-Income Portfolio Initial Class	10.7	11.0
VIP Growth & Income Portfolio Initial Class	10.6	11.0
VIP Growth Portfolio Initial Class	10.3	10.9
VIP Mid Cap Portfolio Initial Class	3.8	3.8
VIP Value Portfolio Initial Class	9.1	9.4
VIP Value Strategies Portfolio Initial Class	3.8	3.9
	57.4	59.4
International Equity Funds
VIP Overseas Portfolio Initial Class	15.0	12.5
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	7.5	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	20.1	20.3
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	57.4%
International Equity Funds	15.0%
Investment Grade Fixed-Income Funds	20.1%
High Yield Fixed-Income Funds	7.5%

Six months ago
Domestic Equity Funds	59.4%
International Equity Funds	12.5%
Investment Grade Fixed-Income Funds	20.3%
High Yield Fixed-Income Funds	7.8%

Expected
Domestic Equity Funds	56.8%
International Equity Funds	14.2%
Investment Grade Fixed-Income Funds	21.5%
High Yield Fixed-Income Funds	7.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

Annual Report

VIP Freedom 2025 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 72.4%
	Shares	Value (Note 1)
Domestic Equity Funds - 57.4%
VIP Contrafund Portfolio Initial Class	27,033	$ 850,733
VIP Equity-Income Portfolio Initial Class	38,301	1,003,480
VIP Growth & Income Portfolio Initial Class	61,365	989,211
VIP Growth Portfolio Initial Class	26,931	966,004
VIP Mid Cap Portfolio Initial Class	10,270	357,074
VIP Value Portfolio Initial Class	59,253	846,126
VIP Value Strategies Portfolio Initial Class	26,655	359,042
TOTAL DOMESTIC EQUITY FUNDS		5,371,670
International Equity Funds - 15.0%
VIP Overseas Portfolio Initial Class	58,765	1,408,609
TOTAL EQUITY FUNDS (Cost $5,990,182)		6,780,279
Fixed-Income Funds - 27.6%

High Yield Fixed-Income Funds - 7.5%
VIP High Income Portfolio Initial Class	110,342	700,671
Investment Grade Fixed-Income Funds - 20.1%
VIP Investment Grade Bond Portfolio Initial Class	147,286	1,879,363
TOTAL FIXED-INCOME FUNDS (Cost $2,545,507)		2,580,034
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $8,535,689)		$ 9,360,313

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006
Assets
Investment in securities, at value (cost $8,535,689) - See accompanying schedule	$ 9,360,313
Cash	10
Total assets	9,360,323

Liabilities
Distribution fees payable	151

Net Assets	$ 9,360,172
Net Assets consist of:
Paid in capital	$ 8,381,144
Accumulated undistributed net realized gain (loss) on investments	154,404
Net unrealized appreciation (depreciation) on investments	824,624
Net Assets	$ 9,360,172
Initial Class: Net Asset Value, offering price and redemption price per share ($8,363,463 ÷ 686,615 shares)	$ 12.18

Service Class: Net Asset Value, offering price and redemption price per share ($441,181 ÷ 36,229 shares)	$ 12.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($555,528 ÷ 45,645 shares)	$ 12.17

Statement of Operations

	Year ended December 31, 2006
Investment Income
Income distributions from underlying funds		$ 151,977
Interest		5
Total income		151,982

Expenses
Distribution fees	$ 1,486
Independent trustees' compensation	25
Total expenses before reductions	1,511
Expense reductions	(25)	1,486
Net investment income (loss)		150,496
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	15,928
Capital gain distributions from underlying funds	268,051	283,979
Change in net unrealized appreciation (depreciation) on underlying funds		528,242
Net gain (loss)		812,221
Net increase (decrease) in net assets resulting from operations		$ 962,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 150,496	$ 31,400
Net realized gain (loss)	283,979	(2,025)
Change in net unrealized appreciation (depreciation)	528,242	296,382
Net increase (decrease) in net assets resulting from operations	962,717	325,757
Distributions to shareholders from net investment income	(151,306)	(31,744)
Distributions to shareholders from net realized gain	(126,743)	-
Total distributions	(278,049)	(31,744)
Share transactions - net increase (decrease)	3,065,781	5,315,710
Total increase (decrease) in net assets	3,750,449	5,609,723

Net Assets
Beginning of period	5,609,723	-
End of period	$ 9,360,172	$ 5,609,723

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.11
Net realized and unrealized gain (loss)	1.17	1.12
Total from investment operations	1.40	1.23
Distributions from net investment income	(.21)	(.07)
Distributions from net realized gain	(.17)	-
Total distributions	(.38)	(.07)
Net asset value, end of period	$ 12.18	$ 11.16
Total Return B, C, D	12.49%	12.25%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%A
Expenses net of fee waivers, if any	.00%	.00%A
Expenses net of all reductions	.00%	.00%A
Net investment income (loss)	1.95%	1.44%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,363	$ 4,825
Portfolio turnover rate	49%	9%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.22	.10
Net realized and unrealized gain (loss)	1.16	1.12
Total from investment operations	1.38	1.22
Distributions from net investment income	(.19)	(.06)
Distributions from net realized gain	(.17)	-
Total distributions	(.36)	(.06)
Net asset value, end of period	$ 12.18	$ 11.16
Total Return B, C, D	12.39%	12.18%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	1.85%	1.34%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 441	$ 393
Portfolio turnover rate	49%	9%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.09
Net realized and unrealized gain (loss)	1.16	1.12
Total from investment operations	1.36	1.21
Distributions from net investment income	(.18)	(.05)
Distributions from net realized gain	(.17)	-
Total distributions	(.35)	(.05)
Net asset value, end of period	$ 12.17	$ 11.16
Total Return B, C, D	12.18%	12.07%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%A
Expenses net of fee waivers, if any	.25%	.25%A
Expenses net of all reductions	.25%	.25%A
Net investment income (loss)	1.70%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 556	$ 392
Portfolio turnover rate	49%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.4	10.7
VIP Equity-Income Portfolio Initial Class	12.2	12.5
VIP Growth & Income Portfolio Initial Class	12.1	12.4
VIP Growth Portfolio Initial Class	11.8	12.3
VIP Mid Cap Portfolio Initial Class	4.4	4.3
VIP Value Portfolio Initial Class	10.3	10.7
VIP Value Strategies Portfolio Initial Class	4.4	4.4
	65.6	67.3
International Equity Funds
VIP Overseas Portfolio Initial Class	17.0	14.3
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	7.4	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	10.0	10.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	65.6%
International Equity Funds	17.0%
Investment Grade Fixed-Income Funds	10.0%
High Yield Fixed-Income Funds	7.4%

Six months ago
Domestic Equity Funds	67.3%
International Equity Funds	14.3%
Investment Grade Fixed-Income Funds	10.6%
High Yield Fixed-Income Funds	7.8%

Expected
Domestic Equity Funds	65.6%
International Equity Funds	16.4%
Investment Grade Fixed-Income Funds	10.5%
High Yield Fixed-Income Funds	7.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Freedom Funds Portfolio

VIP Freedom 2030 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 82.6%
	Shares	Value (Note 1)
Domestic Equity Funds - 65.6%
VIP Contrafund Portfolio Initial Class	111,899	$ 3,521,455
VIP Equity-Income Portfolio Initial Class	158,463	4,151,720
VIP Growth & Income Portfolio Initial Class	254,196	4,097,647
VIP Growth Portfolio Initial Class	111,839	4,011,675
VIP Mid Cap Portfolio Initial Class	42,502	1,477,809
VIP Value Portfolio Initial Class	245,596	3,507,114
VIP Value Strategies Portfolio Initial Class	110,362	1,486,577
TOTAL DOMESTIC EQUITY FUNDS		22,253,997
International Equity Funds - 17.0%
VIP Overseas Portfolio Initial Class	240,265	5,759,142
TOTAL EQUITY FUNDS (Cost $25,479,107)		28,013,139
Fixed-Income Funds - 17.4%

High Yield Fixed-Income Funds - 7.4%
VIP High Income Portfolio Initial Class	398,884	2,532,916
Investment Grade Fixed-Income Funds - 10.0%
VIP Investment Grade Bond Portfolio Initial Class	265,025	3,381,714
TOTAL FIXED-INCOME FUNDS (Cost $5,891,901)		5,914,630
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $31,371,008)		$ 33,927,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006
Assets
Investment in securities, at value (cost $31,371,008) - See accompanying schedule	$ 33,927,769
Receivable for fund shares sold	15,090
Total assets	33,942,859

Liabilities
Distribution fees payable	3,559

Net Assets	$ 33,939,300
Net Assets consist of:
Paid in capital	$ 30,870,766
Accumulated undistributed net realized gain (loss) on investments	511,773
Net unrealized appreciation (depreciation) on investments	2,556,761
Net Assets	$ 33,939,300
Initial Class: Net Asset Value, offering price and redemption price per share ($14,298,131 ÷ 1,148,954 shares)	$ 12.44

Service Class: Net Asset Value, offering price and redemption price per share ($3,866,791 ÷ 310,922 shares)	$ 12.44

Service Class 2: Net Asset Value, offering price and redemption price per share ($15,774,378 ÷ 1,270,000 shares)	$ 12.42

Statement of Operations

	Year ended December 31, 2006
Investment Income
Income distributions from underlying funds		$ 484,053
Interest		60
Total income		484,113

Expenses
Distribution fees	$ 29,484
Independent trustees' compensation	75
Total expenses before reductions	29,559
Expense reductions	(75)	29,484
Net investment income (loss)		454,629
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(120,287)
Capital gain distributions from underlying funds	990,902	870,615
Change in net unrealized appreciation (depreciation) on underlying funds		1,738,118
Net gain (loss)		2,608,733
Net increase (decrease) in net assets resulting from operations		$ 3,063,362

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period April 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 454,629	$ 87,397
Net realized gain (loss)	870,615	(15,312)
Change in net unrealized appreciation (depreciation)	1,738,118	818,643
Net increase (decrease) in net assets resulting from operations	3,063,362	890,728
Distributions to shareholders from net investment income	(470,715)	(87,912)
Distributions to shareholders from net realized gain	(345,367)	-
Total distributions	(816,082)	(87,912)
Share transactions - net increase (decrease)	15,075,481	15,813,723
Total increase (decrease) in net assets	17,322,761	16,616,539

Net Assets
Beginning of period	16,616,539	-
End of period	$ 33,939,300	$ 16,616,539

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.13
Net realized and unrealized gain (loss)	1.25	1.21
Total from investment operations	1.49	1.34
Distributions from net investment income	(.19)	(.07)
Distributions from net realized gain	(.13)	-
Total distributions	(.32)	(.07)
Net asset value, end of period	$ 12.44	$ 11.27
Total Return B, C, D	13.20%	13.35%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%A
Expenses net of fee waivers, if any	.00%	.00%A
Expenses net of all reductions	.00%	.00%A
Net investment income (loss)	2.05%	1.71%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,298	$ 8,262
Portfolio turnover rate	32%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.12
Net realized and unrealized gain (loss)	1.25	1.21
Total from investment operations	1.48	1.33
Distributions from net investment income	(.18)	(.06)
Distributions from net realized gain	(.13)	-
Total distributions	(.31)	(.06)
Net asset value, end of period	$ 12.44	$ 11.27
Total Return B, C, D	13.15%	13.30%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	1.95%	1.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,867	$ 958
Portfolio turnover rate	32%	33%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21	.11
Net realized and unrealized gain (loss)	1.25	1.21
Total from investment operations	1.46	1.32
Distributions from net investment income	(.17)	(.06)
Distributions from net realized gain	(.13)	-
Total distributions	(.30)	(.06)
Net asset value, end of period	$ 12.42	$ 11.26
Total Return B, C, D	12.92%	13.16%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%A
Expenses net of fee waivers, if any	.25%	.25%A
Expenses net of all reductions	.25%	.25%A
Net investment income (loss)	1.80%	1.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,774	$ 7,396
Portfolio turnover rate	32%	33%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio and VIP Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and money market funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Freedom Income	$ 10,592,344	$ 271,106	$ (14,579)	$ 256,527
VIP Freedom 2005	8,112,679	588,416	(4,044)	584,372
VIP Freedom 2010	62,500,846	3,278,658	(134,988)	3,143,670
VIP Freedom 2015	32,069,695	2,129,564	(74,409)	2,055,155
VIP Freedom 2020	79,429,824	5,546,506	(242,778)	5,303,728
VIP Freedom 2025	8,535,689	837,608	(12,984)	824,624
VIP Freedom 2030	31,371,008	2,682,253	(125,492)	2,556,761

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carry forward
VIP Freedom Income	$ 4,498	$ 41,607	$ -
VIP Freedom 2005	62	83,981	-
VIP Freedom 2010	19,313	593,490	-
VIP Freedom 2015	172,565	364,110	-
VIP Freedom 2020	19,512	1,046,471	-
VIP Freedom 2025	24,413	129,991	-
VIP Freedom 2030	-	511,773	-

The tax character of distributions paid was as follows:

December 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 319,579	$ 39,255	$ 358,834
VIP Freedom 2005	242,373	22,170	264,543
VIP Freedom 2010	1,096,136	221,492	1,317,628
VIP Freedom 2015	435,471	196,602	632,073
VIP Freedom 2020	1,306,595	616,368	1,922,963
VIP Freedom 2025	173,672	104,377	278,049
VIP Freedom 2030	550,416	265,666	816,082
December 31, 2005
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 61,841	$ -	$ 61,841
VIP Freedom 2005	31,563	-	31,563
VIP Freedom 2010	109,350	-	109,350
VIP Freedom 2015	82,427	-	82,427
VIP Freedom 2020	183,754	-	183,754
VIP Freedom 2025	31,744	-	31,744
VIP Freedom 2030	87,912	-	87,912

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Freedom Funds Portfolio

3. Purchases and Sales of Investments.

Purchases and redemptions of the underlying fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	7,792,959	3,781,030
VIP Freedom 2005	6,823,431	4,468,065
VIP Freedom 2010	50,064,002	10,597,480
VIP Freedom 2015	23,462,884	5,695,882
VIP Freedom 2020	58,634,519	11,888,367
VIP Freedom 2025	7,062,762	3,856,452
VIP Freedom 2030	23,276,125	7,584,111

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
VIP Freedom Income	$ 376	$ 1,380	$ 1,756
VIP Freedom 2005	390	977	1,367
VIP Freedom 2010	2,703	59,697	62,400
VIP Freedom 2015	401	10,735	11,136
VIP Freedom 2020	3,426	87,403	90,829
VIP Freedom 2025	412	1,074	1,486
VIP Freedom 2030	1,789	27,695	29,484

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Total expenses for each class are limited to 0.00% of average net assets plus the distribution and service fees applicable to each class. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
VIP Freedom Income
Initial Class	0%	$ 25
Service Class	.10%	1
Service Class 2.25%		2
VIP Freedom 2005
Initial Class	0%	24
Service Class	.10%	1
Service Class 2.25%		1

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
VIP Freedom 2010
Initial Class	0%	$ 54
Service Class	.10%	8
Service Class 2.25%		74
VIP Freedom 2015
Initial Class	0%	61
Service Class	.10%	1
Service Class 2.25%		14
VIP Freedom 2020
Initial Class	0%	59
Service Class	.10%	11
Service Class 2.25%		109
VIP Freedom 2025
Initial Class	0%	22
Service Class	.10%	1
Service Class 2.25%		2
VIP Freedom 2030
Initial Class	0%	34
Service Class	.10%	6
Service Class 2.25%		35

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	89%	-	-
VIP Freedom 2005	97%	-	-
VIP Freedom 2010	33%	1	56%
VIP Freedom 2015	71%	1	28%
VIP Freedom 2020	26%	2	71%
VIP Freedom 2025	93%	-	-
VIP Freedom 2030	43%	1	50%

VIP Freedom Funds Portfolio

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005A
VIP Freedom Income
From net investment income
Initial Class	$ 269,889	$ 55,821
Service Class	10,880	3,185
Service Class 2	28,996	2,835
Total	$ 309,765	$ 61,841
From net realized gain
Initial Class	$ 42,500	$ -
Service Class	1,766	-
Service Class 2	4,803	-
Total	$ 49,069	$ -
VIP Freedom 2005
From net investment income
Initial Class	$ 207,132	$ 28,378
Service Class	10,517	1,785
Service Class 2	9,944	1,400
Total	$ 227,593	$ 31,563
From net realized gain
Initial Class	$ 33,434	$ -
Service Class	1,759	-
Service Class 2	1,757	-
Total	$ 36,950	$ -
VIP Freedom 2010
From net investment income
Initial Class	$ 353,057	$ 64,854
Service Class	98,166	3,317
Service Class 2	589,540	41,179
Total	$ 1,040,763	$ 109,350
From net realized gain
Initial Class	$ 88,708	$ -
Service Class	25,301	-
Service Class 2	162,856	-
Total	$ 276,865	$ -
VIP Freedom 2015
From net investment income
Initial Class	$ 271,006	$ 77,678
Service Class	4,502	1,890
Service Class 2	103,791	2,859
Total	$ 379,299	$ 82,427
From net realized gain
Initial Class	$ 175,471	$ -
Service Class	3,166	-
Service Class 2	74,137	-
Total	$ 252,774	$ -
VIP Freedom 2020
From net investment income
Initial Class	$ 316,990	$ 92,441
Service Class	94,245	8,472
Service Class 2	758,389	82,841
Total	$ 1,169,624	$ 183,754

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005A
VIP Freedom 2020
From net realized gain
Initial Class	$ 189,505	$ -
Service Class	58,242	-
Service Class 2	505,592	-
Total	$ 753,339	$ -
VIP Freedom 2025
From net investment income
Initial Class	$ 136,529	$ 28,069
Service Class	6,790	2,030
Service Class 2	7,987	1,645
Total	$ 151,306	$ 31,744
From net realized gain
Initial Class	$ 113,219	$ -
Service Class	5,981	-
Service Class 2	7,543	-
Total	$ 126,743	$ -
VIP Freedom 2030
From net investment income
Initial Class	$ 210,649	$ 46,470
Service Class	54,452	4,989
Service Class 2	205,614	36,453
Total	$ 470,715	$ 87,912
From net realized gain
Initial Class	$ 145,662	$ -
Service Class	38,682	-
Service Class 2	161,023	-
Total	$ 345,367	$ -

A Distributions are for the period April 26, 2005 (commencement of operations) to December 31, 2005.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Freedom Income
Initial Class
Shares sold	628,341	606,283	$ 6,697,181	$ 6,212,950
Reinvestment of distributions	29,149	5,388	312,388	55,821
Shares redeemed	(354,600)	(36,703)	(3,763,363)	(378,778)
Net increase (decrease)	302,890	574,968	$ 3,246,206	$ 5,889,993
Service Class
Shares sold	-	35,001	$ -	$ 350,010
Reinvestment of distributions	1,180	307	12,646	3,185
Net increase (decrease)	1,180	35,308	$ 12,646	$ 353,195
Service Class 2
Shares sold	77,795	35,001	$ 837,357	$ 350,010
Reinvestment of distributions	3,159	273	33,799	2,835
Shares redeemed	(17,023)	-	(178,812)	-
Net increase (decrease)	63,931	35,274	$ 692,344	$ 352,845

VIP Freedom Funds Portfolio

8. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
VIP Freedom 2005
Initial Class
Shares sold	512,176	596,639	$ 5,650,369	$ 6,232,781
Reinvestment of distributions	21,052	2,637	240,567	28,378
Shares redeemed	(335,528)	(107,361)	(3,714,256)	(1,136,242)
Net increase (decrease)	197,700	491,915	$ 2,176,680	$ 5,124,917
Service Class
Shares sold	-	35,001	$ -	$ 350,010
Reinvestment of distributions	1,074	166	12,275	1,785
Net increase (decrease)	1,074	35,167	$ 12,275	$ 351,795
Service Class 2
Shares sold	-	35,001	$ -	$ 350,010
Reinvestment of distributions	1,024	130	11,701	1,400
Net increase (decrease)	1,024	35,131	$ 11,701	$ 351,410
VIP Freedom 2010
Initial Class
Shares sold	1,085,640	1,396,144	$ 12,091,220	$ 14,664,567
Reinvestment of distributions	38,083	6,005	441,765	64,854
Shares redeemed	(550,105)	(163,905)	(6,137,550)	(1,740,697)
Net increase (decrease)	573,618	1,238,244	$ 6,395,435	$ 12,988,724
Service Class
Shares sold	461,171	84,421	$ 5,186,749	$ 862,130
Reinvestment of distributions	10,644	307	123,467	3,317
Shares redeemed	(25,858)	(13,852)	(288,627)	(143,657)
Net increase (decrease)	445,957	70,876	$ 5,021,589	$ 721,790
Service Class 2
Shares sold	2,611,488	922,623	$ 29,083,720	$ 9,735,562
Reinvestment of distributions	65,030	3,820	752,397	41,179
Shares redeemed	(232,684)	(24,615)	(2,589,520)	(256,516)
Net increase (decrease)	2,443,834	901,828	$ 27,246,597	$ 9,520,225
VIP Freedom 2015
Initial Class
Shares sold	1,063,240	1,472,595	$ 12,155,808	$ 15,572,982
Reinvestment of distributions	37,362	7,074	446,476	77,678
Shares redeemed	(384,997)	(207,292)	(4,436,992)	(2,223,649)
Net increase (decrease)	715,605	1,272,377	$ 8,165,292	$ 13,427,011
Service Class
Shares sold	-	35,001	$ -	$ 350,010
Reinvestment of distributions	642	172	7,668	1,890
Net increase (decrease)	642	35,173	$ 7,668	$ 351,900
Service Class 2
Shares sold	825,508	59,460	$ 9,476,778	$ 619,300
Reinvestment of distributions	14,914	261	177,928	2,859
Shares redeemed	(61,528)	(13)	(696,575)	(141)
Net increase (decrease)	778,894	59,708	$ 8,958,131	$ 622,018
VIP Freedom 2020
Initial Class
Shares sold	858,421	1,564,154	$ 9,934,015	$ 16,654,069
Reinvestment of distributions	41,756	8,320	506,495	92,441
Shares redeemed	(588,301)	(119,826)	(6,802,896)	(1,315,072)
Net increase (decrease)	311,876	1,452,648	$ 3,637,614	$ 15,431,438

Annual Report

Notes to Financial Statements - continued

8. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005A	2006	2005A
VIP Freedom 2020
Service Class
Shares sold	411,929	143,748	$ 4,798,643	$ 1,505,055
Reinvestment of distributions	12,581	763	152,487	8,472
Shares redeemed	(25,736)	(1,219)	(305,071)	(13,120)
Net increase (decrease)	398,774	143,292	$ 4,646,059	$ 1,500,407
Service Class 2
Shares sold	3,353,614	1,501,452	$ 38,778,034	$ 16,109,143
Reinvestment of distributions	104,461	7,463	1,263,981	82,841
Shares redeemed	(238,340)	(25,203)	(2,819,652)	(275,926)
Net increase (decrease)	3,219,735	1,483,712	$ 37,222,363	$ 15,916,058
VIP Freedom 2025
Initial Class
Shares sold	508,046	453,648	$ 5,956,062	$ 4,845,340
Reinvestment of distributions	20,454	2,506	249,748	28,069
Shares redeemed	(274,265)	(23,774)	(3,281,077)	(261,394)
Net increase (decrease)	254,235	432,380	$ 2,924,733	$ 4,612,015
Service Class
Shares sold	-	35,001	$ -	$ 350,010
Reinvestment of distributions	1,047	181	12,771	2,030
Net increase (decrease)	1,047	35,182	$ 12,771	$ 352,040
Service Class 2
Shares sold	9,336	35,001	$ 114,122	$ 350,010
Reinvestment of distributions	1,273	147	15,530	1,645
Shares redeemed	(112)	-	(1,375)	-
Net increase (decrease)	10,497	35,148	$ 128,277	$ 351,655
VIP Freedom 2030
Initial Class
Shares sold	710,684	890,212	$ 8,499,790	$ 9,562,775
Reinvestment of distributions	28,573	4,109	356,311	46,470
Shares redeemed	(323,491)	(161,133)	(3,808,183)	(1,749,772)
Net increase (decrease)	415,766	733,188	$ 5,047,918	$ 7,859,473
Service Class
Shares sold	235,504	91,941	$ 2,842,204	$ 959,711
Reinvestment of distributions	7,469	441	93,133	4,989
Shares redeemed	(17,091)	(7,342)	(204,059)	(78,548)
Net increase (decrease)	225,882	85,040	$ 2,731,278	$ 886,152
Service Class 2
Shares sold	819,368	684,652	$ 9,707,801	$ 7,360,607
Reinvestment of distributions	29,449	3,226	366,637	36,453
Shares redeemed	(235,970)	(30,725)	(2,778,153)	(328,962)
Net increase (decrease)	612,847	657,153	$ 7,296,285	$ 7,068,098

A Share transactions for each class are for the period April 26, 2005 (commencement of operations) to December 31, 2005.

VIP Freedom Funds Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio (the Funds), each a fund of the Variable Insurance Products Fund IV, including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and for the period April 26, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio as of December 31, 2006, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year ended December 31, 2006 and for the period April 26, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Ren Y. Cheng (49)

Year of Election or Appointment: 2005
Vice President of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Cheng also serves as Vice President for other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Cheng worked as a portfolio manager. Mr. Cheng also serves as Vice President of FMR and FMR Co., Inc. (2002).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2005
Vice President of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Income, VIP Freedom 2005, VIP Freedom 2010, VIP Freedom 2015, VIP Freedom 2020, VIP Freedom 2025, and VIP Freedom 2030. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Freedom Funds Portfolio

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income
Initial Class	02/09/07	02/09/07	$.01	$.04
Service Class	02/09/07	02/09/07	$.01	$.04
Service Class 2	02/09/07	02/09/07	$.01	$.04
VIP Freedom 2005
Initial Class	02/09/07	02/09/07	__	$.125
Service Class	02/09/07	02/09/07	__	$.125
Service Class 2	02/09/07	02/09/07	__	$.125
VIP Freedom 2010
Initial Class	02/09/07	02/09/07	__	$.11
Service Class	02/09/07	02/09/07	__	$.11
Service Class 2	02/09/07	02/09/07	__	$.11
VIP Freedom 2015
Initial Class	02/09/07	02/09/07	$.055	$.12
Service Class	02/09/07	02/09/07	$.055	$.12
Service Class 2	02/09/07	02/09/07	$.055	$.12
VIP Freedom 2020
Initial Class	02/09/07	02/09/07	__	$.145
Service Class	02/09/07	02/09/07	__	$.145
Service Class 2	02/09/07	02/09/07	__	$.145
VIP Freedom 2025
Initial Class	02/09/07	02/09/07	__	$.19
Service Class	02/09/07	02/09/07	__	$.19
Service Class 2	02/09/07	02/09/07	__	$.19
VIP Freedom 2030
Initial Class	02/09/07	02/09/07	__	$.17
Service Class	02/09/07	02/09/07	__	$.17
Service Class 2	02/09/07	02/09/07	__	$.17

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Income	$ 80,862
VIP Freedom 2005	$ 106,151
VIP Freedom 2010	$ 814,982
VIP Freedom 2015	$ 560,711
VIP Freedom 2020	$ 1,662,839
VIP Freedom 2025	$ 234,368
VIP Freedom 2030	$ 777,439

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2006	December 2006
VIP Freedom Income
Initial Class	5%	7%
Service Class	5%	7%
Service Class 2	5%	7%
VIP Freedom 2005
Initial Class	16%	16%
Service Class	16%	17%
Service Class 2	16%	18%
VIP Freedom 2010
Initial Class	__	20%
Service Class	__	20%
Service Class 2	__	22%
VIP Freedom 2015
Initial Class	__	34%
Service Class	__	36%
Service Class 2	__	37%
VIP Freedom 2020
Initial Class	__	30%
Service Class	__	31%
Service Class 2	__	33%
VIP Freedom 2025
Initial Class	__	32%
Service Class	__	34%
Service Class 2	__	36%
VIP Freedom 2030
Initial Class	__	37%
Service Class	__	38%
Service Class 2	__	41%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Freedom Funds Portfolio

Proxy Voting Results

A special meeting of each fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' and FMR's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because each fund had been in operation for less than one calendar year. Once a fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a proprietary custom index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

VIP FreedomFunds Portfolio

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by Strategic Advisers and FMR to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services.

The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of each fund's operations shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Freedom 2005 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom Funds Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom Funds Portfolio

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board noted that each fund invests in Initial Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agency fees. Instead, Initial Class of each underlying fund bears its pro rata portion of the VIP transfer agency fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that the total expenses of each of Initial Class and Service Class of each fund ranked below its competitive median for the period, and the total expenses of Service Class 2 of each fund ranked above its competitive median for the period. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees.

VIP Freedom Funds Portfolio

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each underlying fund.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPFF2K-ANN-0207
1.826371.102

Fidelity® Variable Insurance Products:
Freedom Lifetime Income Funds -
Portfolios I, II, & III

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Lifetime Income Portfolio I	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Lifetime Income Portfolio II	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Lifetime Income Portfolio III	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Lifetime Income Funds

VIP Freedom Lifetime Income I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Freedom Lifetime Income I	9.15%	8.92%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Freedom Lifetime Income II	11.38%	11.54%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

VIP Freedom Lifetime Funds Portfolio

VIP Freedom Lifetime Income III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Freedom Lifetime Income III	12.78%	13.34%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) Index performed over the same period.

Annual Report

VIP Lifetime Income Funds Portfolio

Management's Discussion of Fund Performance

Comments from Ren Cheng and Christopher Sharpe, Co-Portfolio Managers of VIP Freedom Lifetime Income Funds

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, VIP Freedom Lifetime Income Funds' absolute returns were in line with what one might expect from a series of portfolios with different age-appropriate, asset-allocation risk levels. On a relative basis, all of the Funds slightly underperformed their composite benchmarks during the period. (For specific portfolio performance results, please refer to the performance section of this report.) The Funds underperformed mainly as a result of lagging returns in the domestic and international equities asset classes, both of which had generally strong absolute returns, but fell short of their corresponding benchmarks - the Dow Jones Wilshire 5000 Composite IndexSM, which rose 15.77%, and the MSCI EAFE. Among the seven underlying U.S. equity funds in the lineup, only VIP Mid Cap Portfolio produced a return in excess of its benchmark, led higher by productive stock picking, especially in the capital goods segment. Inopportune security selection in VIP Overseas Portfolio - mainly in the financials sector - was responsible for our underperformance in the international equities asset class, and this underlying portfolio also was a big drag on the overall equity return. In fixed-income, the relative returns for our underlying funds in the investment-grade, high-yield and short-term bond asset classes all were roughly in line with their individual benchmarks.

Note to shareholders:

In order to help increase portfolio diversification and capitalize on investment opportunities presented by an increasingly global economy, the allocation to international equity funds was increased by up to five percentage points. The allocation to domestic equity funds was reduced by a corresponding amount.

Also, the benchmark for the VIP Investor Freedom Funds' underlying high-yield bond fund changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, effective July 1, 2006, concurrent with the scheduled rebalancing of the Funds' composite indexes. In Fidelity's view, the Constrained index - which replaces the Merrill Lynch U.S. High Yield Master II Index - represents a better measure of the high-yield market, as it limits issuer allocations to no more than 2% of the index and thus is more diversified than the previous benchmark and less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Lifetime Income Funds Portfolio

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Freedom Lifetime Income I
Actual	$ 1,000.00	$ 1,073.70	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income II
Actual	$ 1,000.00	$ 1,086.50	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income III
Actual	$ 1,000.00	$ 1,095.40	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio of .00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.8	5.6
VIP Equity-Income Portfolio Investor Class	6.8	6.6
VIP Growth & Income Portfolio Investor Class	6.7	6.5
VIP Growth Portfolio Investor Class	6.6	6.4
VIP Mid Cap Portfolio Investor Class	2.4	2.3
VIP Value Portfolio Investor Class	5.7	5.6
VIP Value Strategies Portfolio Investor Class	2.4	2.3
	36.4	35.3
International Equity Funds
VIP Overseas Portfolio Investor Class R	9.1	8.2
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.1	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	38.7	40.6
Short-Term Funds
VIP Money Market Portfolio Investor Class	10.7	10.8
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	36.4%
International Equity Funds	9.1%
Investment Grade Fixed-Income Funds	38.7%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	10.7%

Six months ago
Domestic Equity Funds	35.3%
International Equity Funds	8.2%
Investment Grade Fixed-Income Funds	40.6%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	10.8%

Expected
Domestic Equity Funds	35.9%
International Equity Funds	9.0%
Investment Grade Fixed-Income Funds	38.7%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	11.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Freedom Lifetime Income Funds Portfolio

VIP Freedom Lifetime Income I Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 45.5%
	Shares	Value (Note 1)
Domestic Equity Funds - 36.4%
VIP Contrafund Portfolio Investor Class	18,527	$ 581,947
VIP Equity-Income Portfolio Investor Class	26,222	685,715
VIP Growth & Income Portfolio Investor Class	42,103	676,595
VIP Growth Portfolio Investor Class	18,520	662,659
VIP Mid Cap Portfolio Investor Class	7,029	243,832
VIP Value Portfolio Investor Class	40,584	578,732
VIP Value Strategies Portfolio Investor Class	18,254	245,146
TOTAL DOMESTIC EQUITY FUNDS		3,674,626
International Equity Funds - 9.1%
VIP Overseas Portfolio Investor Class R	38,653	924,184
TOTAL EQUITY FUNDS (Cost $4,306,296)		4,598,810
Fixed-Income Funds - 43.8%

High Yield Fixed-Income Funds - 5.1%
VIP High Income Portfolio Investor Class	80,433	509,945
Investment Grade Fixed-Income Funds - 38.7%
VIP Investment Grade Bond Portfolio Investor Class	307,331	3,915,401
TOTAL FIXED-INCOME FUNDS (Cost $4,339,833)		4,425,346
Short-Term Funds - 10.7%

VIP Money Market Portfolio Investor Class (Cost $1,081,219)	1,081,219	1,081,219
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $9,727,348)		$ 10,105,375

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $9,727,348) - See accompanying schedule	$ 10,105,375
Cash	89
Dividends receivable from underlying funds	292
Total assets	10,105,756

Net Assets	$ 10,105,756
Net Assets consist of:
Paid in capital	$ 9,647,940
Accumulated undistributed net realized gain (loss) on investments	79,789
Net unrealized appreciation (depreciation) on investments	378,027
Net Assets, for 920,753 shares outstanding	$ 10,105,756
Net Asset Value, offering price and redemption price per share ($10,105,756 ÷ 920,753 shares)	$ 10.98

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 160,138

Expenses
Independent trustees' compensation	$ 21
Total expenses before reductions	21
Expense reductions	(21)	0
Net investment income (loss)		160,138
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(18,334)
Capital gain distributions from underlying funds	145,420	127,086
Change in net unrealized appreciation (depreciation) on underlying funds		348,399
Net gain (loss)		475,485
Net increase (decrease) in net assets resulting from operations		$ 635,623

See accompanying notes which are an integral part of the financial statements.

VIP Lifetime Income Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period July 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,138	$ 13,358
Net realized gain (loss)	127,086	9,938
Change in net unrealized appreciation (depreciation)	348,399	29,628
Net increase (decrease) in net assets resulting from operations	635,623	52,924
Distributions to shareholders from net investment income	(162,340)	(14,034)
Distributions to shareholders from net realized gain	(45,095)	(9,824)
Total distributions	(207,435)	(23,858)
Share transactions Proceeds from sales of shares	7,602,656	2,908,474
Reinvestment of distributions	207,435	23,858
Cost of shares redeemed	(1,038,565)	(55,356)
Net increase (decrease) in net assets resulting from share transactions	6,771,526	2,876,976
Total increase (decrease) in net assets	7,199,714	2,906,042

Net Assets
Beginning of period	2,906,042	-
End of period	$ 10,105,756	$ 2,906,042
Other Information Shares
Sold	715,785	286,018
Issued in reinvestment of distributions	18,875	2,319
Redeemed	(96,908)	(5,336)
Net increase (decrease)	637,752	283,001

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.10
Net realized and unrealized gain (loss)	.67	.26
Total from investment operations	.94	.36
Distributions from net investment income	(.18)	(.05)
Distributions from net realized gain	(.05)	(.04)
Total distributions	(.23)	(.09)
Net asset value, end of period	$ 10.98	$ 10.27
Total Return B, C, D	9.15%	3.55%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.50%	2.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,106	$ 2,906
Portfolio turnover rate	28%	71%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period July 26, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.1	8.2
VIP Equity-Income Portfolio Investor Class	9.6	9.6
VIP Growth & Income Portfolio Investor Class	9.4	9.5
VIP Growth Portfolio Investor Class	9.2	9.5
VIP Mid Cap Portfolio Investor Class	3.4	3.3
VIP Value Portfolio Investor Class	8.1	8.2
VIP Value Strategies Portfolio Investor Class	3.4	3.4
	51.2	51.7
International Equity Funds
VIP Overseas Portfolio Investor Class R	12.6	11.8
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	7.7	7.4
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	26.6	27.5
Short-Term Funds
VIP Money Market Portfolio Investor Class	1.9	1.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	51.2%
International Equity Funds	12.6%
Investment Grade Fixed-Income Funds	26.6%
High Yield Fixed-Income Funds	7.7%
Short-Term Funds	1.9%

Six months ago
Domestic Equity Funds	51.7%
International Equity Funds	11.8%
Investment Grade Fixed-Income Funds	27.5%
High Yield Fixed-Income Funds	7.4%
Short-Term Funds	1.6%

Expected
Domestic Equity Funds	48.7%
International Equity Funds	12.2%
Investment Grade Fixed-Income Funds	29.4%
High Yield Fixed-Income Funds	6.9%
Short-Term Funds	2.8%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Freedom Lifetime Income Funds Portfolio

VIP Freedom Lifetime Income II Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 63.8%
	Shares	Value (Note 1)
Domestic Equity Funds - 51.2%
VIP Contrafund Portfolio Investor Class	44,399	$ 1,394,568
VIP Equity-Income Portfolio Investor Class	62,884	1,644,429
VIP Growth & Income Portfolio Investor Class	101,001	1,623,081
VIP Growth Portfolio Investor Class	44,469	1,591,114
VIP Mid Cap Portfolio Investor Class	16,827	583,732
VIP Value Portfolio Investor Class	97,389	1,388,774
VIP Value Strategies Portfolio Investor Class	43,723	587,204
TOTAL DOMESTIC EQUITY FUNDS		8,812,902
International Equity Funds - 12.6%
VIP Overseas Portfolio Investor Class R	90,531	2,164,586
TOTAL EQUITY FUNDS (Cost $10,391,089)		10,977,488
Fixed-Income Funds - 34.3%

High Yield Fixed-Income Funds - 7.7%
VIP High Income Portfolio Investor Class	209,458	1,327,965
Investment Grade Fixed-Income Funds - 26.6%
VIP Investment Grade Bond Portfolio Investor Class	359,895	4,585,062
TOTAL FIXED-INCOME FUNDS (Cost $5,810,216)		5,913,027
Short-Term Funds - 1.9%

VIP Money Market Portfolio Investor Class (Cost $330,274)	330,274	330,274
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $16,531,579)		$ 17,220,789

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $16,531,579) - See accompanying schedule	$ 17,220,789
Cash	90
Dividends receivable from underlying funds	88
Total assets	17,220,967

Net Assets	$ 17,220,967
Net Assets consist of:
Paid in capital	$ 16,325,155
Undistributed net investment income	3,703
Accumulated undistributed net realized gain (loss) on investments	202,899
Net unrealized appreciation (depreciation) on investments	689,210
Net Assets, for 1,515,679 shares outstanding	$ 17,220,967
Net Asset Value, offering price and redemption price per share ($17,220,967 ÷ 1,515,679 shares)	$ 11.36

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 212,416

Expenses
Independent trustees' compensation	$ 32
Total expenses before reductions	32
Expense reductions	(32)	0
Net investment income (loss)		212,416
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(21,204)
Capital gain distributions from underlying funds	298,666	277,462
Change in net unrealized appreciation (depreciation) on underlying funds		641,870
Net gain (loss)		919,332
Net increase (decrease) in net assets resulting from operations		$ 1,131,748

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period July 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 212,416	$ 13,748
Net realized gain (loss)	277,462	14,608
Change in net unrealized appreciation (depreciation)	641,870	47,340
Net increase (decrease) in net assets resulting from operations	1,131,748	75,696
Distributions to shareholders from net investment income	(208,713)	(13,519)
Distributions to shareholders from net realized gain	(74,541)	(15,772)
Total distributions	(283,254)	(29,291)
Share transactions Proceeds from sales of shares	14,411,163	2,296,292
Reinvestment of distributions	283,254	29,291
Cost of shares redeemed	(688,332)	(5,600)
Net increase (decrease) in net assets resulting from share transactions	14,006,085	2,319,983
Total increase (decrease) in net assets	14,854,579	2,366,388

Net Assets
Beginning of period	2,366,388	-
End of period (including undistributed net investment income of $3,703 and undistributed net investment income of $0, respectively)	$ 17,220,967	$ 2,366,388
Other Information Shares
Sold	1,326,173	225,850
Issued in reinvestment of distributions	24,891	2,814
Redeemed	(63,508)	(541)
Net increase (decrease)	1,287,556	228,123

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.10
Net realized and unrealized gain (loss)	.95	.40
Total from investment operations	1.18	.50
Distributions from net investment income	(.14)	(.06)
Distributions from net realized gain	(.05)	(.07)
Total distributions	(.19)	(.13)
Net asset value, end of period	$ 11.36	$ 10.37
Total Return B, C, D	11.38%	5.00%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.12%	2.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,221	$ 2,366
Portfolio turnover rate	16%	69%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period July 26, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.8	10.2
VIP Equity-Income Portfolio Investor Class	11.5	11.9
VIP Growth & Income Portfolio Investor Class	11.4	11.8
VIP Growth Portfolio Investor Class	11.2	11.8
VIP Mid Cap Portfolio Investor Class	4.1	4.1
VIP Value Portfolio Investor Class	9.7	10.2
VIP Value Strategies Portfolio Investor Class	4.1	4.2
	61.8	64.2
International Equity Funds
VIP Overseas Portfolio Investor Class R	16.3	14.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	7.5	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	14.4	13.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.0	0.0
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	61.8%
International Equity Funds	16.3%
Investment Grade Fixed-Income Funds	14.4%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.0%

Six months ago
Domestic Equity Funds	64.2%
International Equity Funds	14.6%
Investment Grade Fixed-Income Funds	13.4%
High Yield Fixed-Income Funds	7.8%
Short-Term Funds	0.0%

Expected
Domestic Equity Funds	60.6%
International Equity Funds	15.1%
Investment Grade Fixed-Income Funds	16.8%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Freedom Lifetime Income Funds Portfolio

VIP Freedom Lifetime Income III Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 78.1%
	Shares	Value (Note 1)
Domestic Equity Funds - 61.8%
VIP Contrafund Portfolio Investor Class	27,549	$ 865,325
VIP Equity-Income Portfolio Investor Class	38,967	1,018,988
VIP Growth & Income Portfolio Investor Class	62,554	1,005,237
VIP Growth Portfolio Investor Class	27,497	983,846
VIP Mid Cap Portfolio Investor Class	10,477	363,450
VIP Value Portfolio Investor Class	60,301	859,891
VIP Value Strategies Portfolio Investor Class	27,203	365,331
TOTAL DOMESTIC EQUITY FUNDS		5,462,068
International Equity Funds - 16.3%
VIP Overseas Portfolio Investor Class R	59,962	1,433,701
TOTAL EQUITY FUNDS (Cost $6,360,806)		6,895,769
Fixed-Income Funds - 21.9%

High Yield Fixed-Income Funds - 7.5%
VIP High Income Portfolio Investor Class	104,526	662,697
Investment Grade Fixed-Income Funds - 14.4%
VIP Investment Grade Bond Portfolio Investor Class	100,060	1,274,771
TOTAL FIXED-INCOME FUNDS (Cost $1,905,522)		1,937,468
Short-Term Funds - 0.0%

VIP Money Market Portfolio Investor Class (Cost $1,772)	1,772	1,772
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $8,268,100)		$ 8,835,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $8,268,100) - See accompanying schedule	$ 8,835,009
Cash	90
Total assets	8,835,099

Net Assets	$ 8,835,099
Net Assets consist of:
Paid in capital	$ 8,130,966
Undistributed net investment income	630
Accumulated undistributed net realized gain (loss) on investments	136,594
Net unrealized appreciation (depreciation) on investments	566,909
Net Assets, for 764,279 shares outstanding	$ 8,835,099
Net Asset Value, offering price and redemption price per share ($8,835,099 ÷ 764,279 shares)	$ 11.56

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 112,758

Expenses
Independent trustees' compensation	$ 21
Total expenses before reductions	21
Expense reductions	(21)	0
Net investment income (loss)		112,758
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	3,304
Capital gain distributions from underlying funds	215,764	219,068
Change in net unrealized appreciation (depreciation) on underlying funds		469,611
Net gain (loss)		688,679
Net increase (decrease) in net assets resulting from operations		$ 801,437

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income Funds Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period July 26, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 112,758	$ 17,298
Net realized gain (loss)	219,068	17,826
Change in net unrealized appreciation (depreciation)	469,611	97,298
Net increase (decrease) in net assets resulting from operations	801,437	132,422
Distributions to shareholders from net investment income	(112,128)	(16,737)
Distributions to shareholders from net realized gain	(82,227)	(19,527)
Total distributions	(194,355)	(36,264)
Share transactions Proceeds from sales of shares	5,427,409	2,909,912
Reinvestment of distributions	194,355	36,264
Cost of shares redeemed	(352,017)	(84,064)
Net increase (decrease) in net assets resulting from share transactions	5,269,747	2,862,112
Total increase (decrease) in net assets	5,876,829	2,958,270

Net Assets
Beginning of period	2,958,270	-
End of period (including undistributed net investment income of $630 and undistributed net investment income of $0, respectively)	$ 8,835,099	$ 2,958,270
Other Information Shares
Sold	496,103	287,287
Issued in reinvestment of distributions	16,769	3,450
Redeemed	(30,993)	(8,337)
Net increase (decrease)	481,879	282,400

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19	.11
Net realized and unrealized gain (loss)	1.15	.50
Total from investment operations	1.34	.61
Distributions from net investment income	(.15)	(.06)
Distributions from net realized gain	(.11)	(.07)
Total distributions	(.26)	(.13)
Net asset value, end of period	$ 11.56	$ 10.48
Total Return B, C, D	12.78%	6.10%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	1.76%	2.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,835	$ 2,958
Portfolio turnover rate	15%	59%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period July 26, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and money market funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Freedom Lifetime Income I	$ 9,727,348	$ 395,415	$ (17,388)	$ 378,027
VIP Freedom Lifetime Income II	16,531,578	775,772	(86,561)	689,211
VIP Freedom Lifetime Income III	8,268,195	583,939	(17,125)	566,814
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
VIP Freedom Lifetime Income I	$ -	$ 79,789	$ -
VIP Freedom Lifetime Income II	7,087	199,514	-
VIP Freedom Lifetime Income III	4,749	132,568	-

VIP Lifetime Income Funds Portfolio

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2006	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 171,359	$ 36,076	$ 207,435
VIP Freedom Lifetime Income II	223,622	59,632	283,254
VIP Freedom Lifetime Income III	127,078	67,277	194,355
December 31, 2005	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 23,858	$ -	$ 23,858
VIP Freedom Lifetime Income II	29,291	-	29,291
VIP Freedom Lifetime Income III	36,264	-	36,264

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and redemptions of the underlying fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	8,667,680	1,798,283
VIP Freedom Lifetime Income II	15,885,228	1,651,400
VIP Freedom Lifetime Income III	6,361,448	957,536

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers, Inc. (Strategic Advisers) has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR voluntarily agreed to reimburse the Funds to the extent annual operating expenses exceeded certain levels of average net assets. Total expenses are limited to 0.00% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement.

The following amounts were reimbursed during the period:

Reimbursement from adviser
VIP Freedom Lifetime Income I	$ 21
VIP Freedom Lifetime Income II	$ 32
VIP Freedom Lifetime Income III	$ 21

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of an Underlying Funds' net assets.

At the end of the period, FMR or its affiliates were owners of record of all of the outstanding shares of the Funds.

VIP Lifetime Income Funds Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds), each a fund of Variable Insurance Products Fund IV, including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and for the period from July 26, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio as of December 31, 2006, the results of their operations for the year then ended and the changes in their net assets for the year ended December 31, 2006 and for the period from July 26, 2005 (commencement of operations) to December 31, 2005 and their financial highlights in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Lifetime Income Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Lifetime Income Fund's activities, review contractual arrangements with companies that provide services to each VIP Freedom Lifetime Income Fund, and review each VIP Freedom Lifetime Income Fund's performance. If the interests of a VIP Freedom Lifetime Income Fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Lifetime Income Funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

VIP Lifetime Income Funds Portfolio

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Ren Cheng (49)

Year of Election or Appointment: 2005

Vice President of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Cheng also serves as Vice President for other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Cheng worked as a portfolio manager. Mr. Cheng also serves as Vice President of FMR and FMR Co., Inc. (2002).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2005

Vice President of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Freedom Lifetime Income I, VIP Freedom Lifetime Income II, and VIP Freedom Lifetime Income III. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Lifetime Income Funds Portfolio

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/09/07	02/09/07	$.000	$.090
VIP Freedom Lifetime Income II	02/09/07	02/09/07	$.005	$.135
VIP Freedom Lifetime Income III	02/09/07	02/09/07	$.005	$.170

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Lifetime Income I	$117,341
VIP Freedom Lifetime Income II	$259,146
VIP Freedom Lifetime Income III	$199,845

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

VIP Freedom Lifetime Income I	18%
VIP Freedom Lifetime Income II	29%
VIP Freedom Lifetime Income III	37%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Freedom Lifetime Income Funds Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' and FMR's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.
Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because each fund had been in operation for less than one calendar year. Once a fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a proprietary custom index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by Strategic Advisers and FMR to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services.

The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of each fund's operations shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Lifetime Income Funds Portfolio

VIP Freedom Lifetime Income II Portfolio

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

In its review of each fund's total expenses, the Board noted that each fund invests in Investor Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agency fees. Instead, Investor Class of each underlying fund bears its pro rata portion of the VIP transfer agency fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expenses ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's management fee and total expenses were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each underlying fund.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

VIP Lifetime Income Funds Portfolio

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPFLI-ANN-0207
1.816199.101

Fidelity® Variable Insurance Products:
FundsManager - 20%, 50%, 70%, 85% Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
FundsManager 20% Portfolio	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
FundsManager 50% Portfolio	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
FundsManager 70% Portfolio	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
FundsManager 85% Portfolio	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP FundsManager Portfolio

VIP FundsManager 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP FundsManager 20% Portfolio's cumulative total return and show you what would have happened if VIP FundsManager 20% Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.

Annual Report

VIP FundsManager 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP FundsManager 50% Portfolio's cumulative total return and show you what would have happened if VIP FundsManager 50% Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP FundsManager Portfolio

VIP FundsManager 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP FundsManager 70% Portfolio's cumulative total return and show you what would have happened if VIP FundsManager 70% Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP FundsManager 85% Portfolio's cumulative total return and show you what would have happened if VIP FundsManager 85% Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

VIP FundsManager Portfolio

Management's Discussion of Fund Performance

Comments from Scott Kuldell, Portfolio Manager of VIP FundsManager Portfolios

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

For the period from their inception on April 13, 2006, through December 31, 2006, the VIP FundsManager Portfolios modestly underperformed their composite benchmarks. Generally, across the four portfolios, greater equity exposure resulted in higher absolute returns but also greater underperformance relative to the benchmarks. A global market downturn during the May-July period created a significant head wind for active managers to overcome in subsequent months. As a result, most of the actively managed equity funds within our selection universe underperformed their respective benchmarks during the period. Allocations to domestic and international equities remained relatively static over the period. Fund selection, while active, detracted from performance, but exposure to the investment-grade and high-yield fixed-income markets helped to partially offset the negative impact of our fund selection. The benefit of this fixed-income exposure was most noticeable in the 20% portfolio, which trailed its composite benchmark by the smallest margin of the four portfolios. As active managers struggled against their performance benchmarks, I employed the defensive strategy of increasing the portfolios' holdings of index funds, seeking to track the indexes as closely as possible.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP FundsManager 20% Portfolio
Service Class
Actual	$ 1,000.00	$ 1,054.40	$ 1.04
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 1,054.40	$ 1.81
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class
Actual	$ 1,000.00	$ 1,055.50	$ 1.04
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02

VIP FundsManager 50% Portfolio
Service Class
Actual	$ 1,000.00	$ 1,083.90	$ 1.05
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 1,080.70	$ 1.84
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class
Actual	$ 1,000.00	$ 1,083.90	$ 1.05
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP FundsManager 70% Portfolio
Service Class
Actual	$ 1,000.00	$ 1,102.10	$ 1.06
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 1,102.10	$ 1.85
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class
Actual	$ 1,000.00	$ 1,102.10	$ 1.06
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02

VIP FundsManager 85% Portfolio
Service Class
Actual	$ 1,000.00	$ 1,112.10	$ 1.06
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 1,111.00	$ 1.86
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class
Actual	$ 1,000.00	$ 1,112.10	$ 1.06
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each class' annualized expense ratio.

Annualized Expense Ratio
VIP FundsManager 20% Portfolio
Service Class	.20%
Service Class 2.35%
Investor Class	.20%

VIP FundsManager 50% Portfolio
Service Class	.20%
Service Class 2.35%
Investor Class	.20%

VIP FundsManager 70% Portfolio
Service Class	.20%
Service Class 2.35%
Investor Class	.20%

VIP FundsManager 85% Portfolio
Service Class	.20%
Service Class 2.35%
Investor Class	.20%

Annual Report

VIP FundsManager 20% Portfolio

Investment Summary

Fund Holdings as of December 31, 2006
% of fund's investments
Domestic Equity Funds
Fidelity Aggressive Growth Fund	1.7
Fidelity Contrafund	0.1
Fidelity Dividend Growth Fund	1.1
Fidelity Equity-Income Fund	2.1
Fidelity Growth Company Fund	0.1
Fidelity Large Cap Stock Fund	1.9
Fidelity Mid-Cap Stock Fund	1.0
Fidelity Real Estate Investment Portfolio	0.7
Fidelity Small Cap Stock Fund	2.2
Fidelity Small Cap Value Fund	0.1
Spartan Extended Market Index Fund Investor Class	2.1
Spartan Total Market Index Fund Investor Class	3.9
VIP Growth Opportunities Portfolio Investor Class	1.5
18.5
International Equity Funds
Fidelity International Discovery Fund	0.0
Fidelity International Real Estate Fund	0.3
Fidelity International Small Capital Opportunities Fund	0.2
Fidelity Overseas Fund	0.1
Spartan International Index Fund Investor Class	1.7
2.3
Fixed-Income Funds
Fidelity Capital & Income Fund	5.7
Fidelity Floating Rate High Income Fund Retail Class	5.1
Fidelity High Income Fund	1.3
Fidelity New Markets Income Fund	3.0
Fidelity U.S. Bond Index Fund	35.6
50.7
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	28.5
100.0
Asset Allocation (% of fund's investments)
As of December 31, 2006
Domestic Equity Funds	18.5%
International Equity Funds	2.3%
Fixed Income Funds	50.7%
Money Market Funds	28.5%

As of June 30, 2006
Domestic Equity Funds	20.4%
International Equity Funds	2.3%
Fixed Income Funds	49.4%
Money Market Funds	27.9%

VIP FundsManager Portfolio

VIP FundsManager 20% Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 20.8%
	Shares	Value (Note 1)
Domestic Equity Funds - 18.5%
Fidelity Aggressive Growth Fund (a)	21,539	$ 417,645
Fidelity Contrafund	370	24,096
Fidelity Dividend Growth Fund	8,768	277,761
Fidelity Equity-Income Fund	8,713	510,148
Fidelity Growth Company Fund (a)	348	24,256
Fidelity Large Cap Stock Fund	25,794	451,914
Fidelity Mid-Cap Stock Fund	8,507	247,880
Fidelity Real Estate Investment Portfolio	4,955	180,210
Fidelity Small Cap Stock Fund	27,856	529,548
Fidelity Small Cap Value Fund	863	12,081
Spartan Extended Market Index Fund Investor Class	13,532	521,389
Spartan Total Market Index Fund Investor Class	23,878	945,104
VIP Growth Opportunities Portfolio Investor Class	19,622	355,349
TOTAL DOMESTIC EQUITY FUNDS		4,497,381
International Equity Funds - 2.3%
Fidelity International Discovery Fund	65	2,461
Fidelity International Real Estate Fund	3,809	63,114
Fidelity International Small Capital Opportunities Fund	3,483	54,991
Fidelity Overseas Fund	328	14,708
Spartan International Index Fund Investor Class	9,557	421,859
TOTAL INTERNATIONAL EQUITY FUNDS		557,133
TOTAL EQUITY FUNDS (Cost $4,986,003)		5,054,514
Fixed-Income Funds - 50.7%

Fidelity Capital & Income Fund	156,237	1,388,946
Fidelity Floating Rate High Income Fund Retail Class	123,028	1,224,133
Fidelity High Income Fund	34,882	316,027
Fidelity New Markets Income Fund	49,251	728,914
Fidelity U.S. Bond Index Fund	795,156	8,635,391
TOTAL FIXED-INCOME FUNDS (Cost $12,194,862)		12,293,411
Money Market Funds - 28.5%

Fidelity Institutional Prime Money Market Portfolio Class I (Cost $6,910,831)	6,910,831	6,910,831
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $24,091,696)		$ 24,258,756
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (cost $24,091,696) - See accompanying schedule		$ 24,258,756
Cash		39
Receivable for investments sold		600
Total assets		24,259,395

Liabilities
Payable for investments purchased	$ 38
Accrued management fee	3,887
Distribution fees payable	13
Total liabilities		3,938

Net Assets		$ 24,255,457
Net Assets consist of:
Paid in capital		$ 23,949,724
Accumulated undistributed net realized gain (loss) on investments		138,673
Net unrealized appreciation (depreciation) on investments		167,060
Net Assets		$ 24,255,457

Service Class: Net Asset Value, offering price and redemption price per share ($105,354 ÷ 10,188 shares)		$ 10.34

Service Class 2: Net Asset Value, offering price and redemption price per share ($105,241 ÷ 10,178 shares)		$ 10.34

Investor Class: Net Asset Value, offering price and redemption price per share ($24,044,862 ÷ 2,325,654 shares)		$ 10.34

Statement of Operations

		For the period April 13, 2006 (commencement of operations) to December 31, 2006
Investment Income
Income distributions from underlying funds		$ 342,088
Interest		199
Total income		342,287

Expenses
Management fee	$ 18,086
Distribution fees	255
Independent trustees' compensation	19
Total expenses before reductions	18,360
Expense reductions	(3,769)	14,591
Net investment income (loss)		327,696
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	113,168
Capital gain distributions from underlying funds	142,334	255,502
Change in net unrealized appreciation (depreciation) on underlying funds		167,060
Net gain (loss)		422,562
Net increase (decrease) in net assets resulting from operations		$ 750,258

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Statement of Changes in Net Assets

For the period April 13, 2006 (commencement of operations) to December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 327,696
Net realized gain (loss)	255,502
Change in net unrealized appreciation (depreciation)	167,060
Net increase (decrease) in net assets resulting from operations	750,258
Distributions to shareholders from net investment income	(329,928)
Distributions to shareholders from net realized gain	(114,596)
Total distributions	(444,524)
Share transactions - net increase (decrease)	23,949,723
Total increase (decrease) in net assets	24,255,457

Net Assets
Beginning of period	-
End of period	$ 24,255,457

Financial Highlights - Service Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33
Net realized and unrealized gain (loss)	.20
Total from investment operations	.53
Distributions from net investment income	(.14)
Distributions from net realized gain	(.05)
Total distributions	(.19)
Net asset value, end of period	$ 10.34
Total Return B, C, D	5.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.35% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	4.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 105
Portfolio turnover rate	92%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32
Net realized and unrealized gain (loss)	.20
Total from investment operations	.52
Distributions from net investment income	(.13)
Distributions from net realized gain	(.05)
Total distributions	(.18)
Net asset value, end of period	$ 10.34
Total Return B, C, D	5.23%
Ratios to Average Net Assets F, H
Expenses before reductions	.50% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	4.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 105
Portfolio turnover rate	92% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Investor Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.33
Net realized and unrealized gain (loss)	.20
Total from investment operations	.53
Distributions from net investment income	(.14)
Distributions from net realized gain	(.05)
Total distributions	(.19)
Net asset value, end of period	$ 10.34
Total Return B, C, D	5.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.25% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	4.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,045
Portfolio turnover rate	92% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 50% Portfolio

Investment Summary

Fund Holdings as of December 31, 2006
% of fund's investments
Domestic Equity Funds
Fidelity Aggressive Growth Fund	3.8
Fidelity Contrafund	1.2
Fidelity Dividend Growth Fund	7.0
Fidelity Equity-Income Fund	7.1
Fidelity Growth Company Fund	1.6
Fidelity Large Cap Stock Fund	3.0
Fidelity Mid-Cap Stock Fund	0.9
Fidelity Nasdaq Composite Index Fund	1.8
Fidelity Real Estate Investment Portfolio	1.2
Fidelity Small Cap Independence Fund	0.5
Fidelity Small Cap Stock Fund	1.0
Fidelity Value Discovery Fund	2.8
Fidelity Value Strategies Fund	3.8
Spartan Extended Market Index Fund Investor Class	0.8
Spartan Total Market Index Fund Investor Class	6.7
Spartan U.S. Equity Index Fund Investor Class	1.4
VIP Growth Opportunities Portfolio Investor Class	1.5
46.1
International Equity Funds
Fidelity International Discovery Fund	0.0
Fidelity International Real Estate Fund	0.8
Fidelity International Small Capital Opportunities Fund	1.3
Fidelity Overseas Fund	0.1
Spartan International Index Fund Investor Class	3.7
5.9
Fixed-Income Funds
Fidelity Capital & Income Fund	4.8
Fidelity Floating Rate High Income Fund Retail Class	2.0
Fidelity High Income Fund	2.2
Fidelity New Markets Income Fund	2.0
Fidelity U.S. Bond Index Fund	28.3
39.3
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	8.7
100.0
Asset Allocation (% of fund's investments)
As of December 31, 2006
Domestic Equity Funds	46.1%
International Equity Funds	5.9%
Fixed Income Funds	39.3%
Money Market Funds	8.7%

As of June 30, 2006
Domestic Equity Funds	46.2%
International Equity Funds	5.8%
Fixed Income Funds	38.8%
Money Market Funds	9.2%

Annual Report

VIP FundsManager 50% Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 52.0%
	Shares	Value (Note 1)
Domestic Equity Funds - 46.1%
Fidelity Aggressive Growth Fund (a)	281,988	$ 5,467,752
Fidelity Contrafund	27,205	1,773,745
Fidelity Dividend Growth Fund	319,590	10,124,605
Fidelity Equity-Income Fund	173,240	10,143,195
Fidelity Growth Company Fund (a)	33,667	2,346,955
Fidelity Large Cap Stock Fund	242,846	4,254,658
Fidelity Mid-Cap Stock Fund	45,106	1,314,385
Fidelity Nasdaq Composite Index Fund	79,663	2,585,080
Fidelity Real Estate Investment Portfolio	49,033	1,783,341
Fidelity Small Cap Independence Fund	34,202	719,944
Fidelity Small Cap Stock Fund	77,782	1,478,640
Fidelity Value Discovery Fund	230,870	4,035,614
Fidelity Value Strategies Fund	169,796	5,472,514
Spartan Extended Market Index Fund Investor Class	28,638	1,103,429
Spartan Total Market Index Fund Investor Class	243,054	9,620,076
Spartan U.S. Equity Index Fund Investor Class	40,589	2,036,736
VIP Growth Opportunities Portfolio Investor Class	116,471	2,109,288
TOTAL DOMESTIC EQUITY FUNDS		66,369,957
International Equity Funds - 5.9%
Fidelity International Discovery Fund	771	29,219
Fidelity International Real Estate Fund	67,841	1,124,125
Fidelity International Small Capital Opportunities Fund	118,414	1,869,749
Fidelity Overseas Fund	3,248	145,529
Spartan International Index Fund Investor Class	119,412	5,270,832
TOTAL INTERNATIONAL EQUITY FUNDS		8,439,454
TOTAL EQUITY FUNDS (Cost $73,066,246)		74,809,411
Fixed-Income Funds - 39.3%

Fidelity Capital & Income Fund	774,616	6,886,338
Fidelity Floating Rate High Income Fund Retail Class	290,877	2,894,224
Fidelity High Income Fund	357,419	3,238,215
Fidelity New Markets Income Fund	194,905	2,884,599
Fidelity U.S. Bond Index Fund	3,747,866	40,701,831
TOTAL FIXED-INCOME FUNDS (Cost $56,035,411)		56,605,207
Money Market Funds - 8.7%
	Shares	Value (Note 1)
Fidelity Institutional Prime Money Market Portfolio Class I (Cost $12,567,153)	12,567,153	$ 12,567,153
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $141,668,810)		$ 143,981,771
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (cost $141,668,810) - See accompanying schedule		$ 143,981,771
Receivable for investments sold		243
Total assets		143,982,014

Liabilities
Payable for investments purchased	$ 126
Accrued management fee	23,301
Distribution fees payable	13
Total liabilities		23,440

Net Assets		$ 143,958,574
Net Assets consist of:
Paid in capital		$ 139,314,448
Accumulated undistributed net realized gain (loss) on investments		2,331,165
Net unrealized appreciation (depreciation) on investments		2,312,961
Net Assets		$ 143,958,574

Service Class: Net Asset Value, offering price and redemption price per share ($107,270 ÷ 10,201 shares)		$ 10.52

Service Class 2: Net Asset Value, offering price and redemption price per share ($107,155 ÷ 10,191 shares)		$ 10.51

Investor Class: Net Asset Value, offering price and redemption price per share ($143,744,149 ÷ 13,669,907 shares)		$ 10.52

Statement of Operations

		For the period April 13, 2006 (commencement of operations) to December 31, 2006
Investment Income
Income distributions from underlying funds		$ 1,701,266
Interest		727
Total income		1,701,993

Expenses
Management fee	$ 115,162
Distribution fees	255
Independent trustees' compensation	123
Total expenses before reductions	115,540
Expense reductions	(23,255)	92,285
Net investment income (loss)		1,609,708
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	1,160,326
Capital gain distributions from underlying funds	2,399,457	3,559,783
Change in net unrealized appreciation (depreciation) on underlying funds		2,312,961
Net gain (loss)		5,872,744
Net increase (decrease) in net assets resulting from operations		$ 7,482,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

For the period April 13, 2006 (commencement of operations) to December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,609,708
Net realized gain (loss)	3,559,783
Change in net unrealized appreciation (depreciation)	2,312,961
Net increase (decrease) in net assets resulting from operations	7,482,452
Distributions to shareholders from net investment income	(1,627,619)
Distributions to shareholders from net realized gain	(1,210,707)
Total distributions	(2,838,326)
Share transactions - net increase (decrease)	139,314,448
Total increase (decrease) in net assets	143,958,574

Net Assets
Beginning of period	-
End of period	$ 143,958,574

Financial Highlights - Service Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26
Net realized and unrealized gain (loss)	.47
Total from investment operations	.73
Distributions from net investment income	(.12)
Distributions from net realized gain	(.09)
Total distributions	(.21)
Net asset value, end of period	$ 10.52
Total Return B, C, D	7.31%
Ratios to Average Net Assets F, H
Expenses before reductions	.35% A
Expenses net of fee waivers, if any	.20%A
Expenses net of all reductions	.20%A
Net investment income (loss)	3.48%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate	103%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Service Class 2

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24
Net realized and unrealized gain (loss)	.47
Total from investment operations	.71
Distributions from net investment income	(.11)
Distributions from net realized gain	(.09)
Total distributions	(.20)
Net asset value, end of period	$ 10.51
Total Return B, C, D	7.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.50% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	3.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate	103% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Investor Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26
Net realized and unrealized gain (loss)	.47
Total from investment operations	.73
Distributions from net investment income	(.12)
Distributions from net realized gain	(.09)
Total distributions	(.21)
Net asset value, end of period	$ 10.52
Total Return B, C, D	7.31%
Ratios to Average Net Assets F, H
Expenses before reductions	.25% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	3.48% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,744
Portfolio turnover rate	103% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Investment Summary

Fund Holdings as of December 31, 2006
% of fund's investments
Domestic Equity Funds
Fidelity Aggressive Growth Fund	4.6
Fidelity Capital Appreciation Fund	1.7
Fidelity Contrafund	0.5
Fidelity Dividend Growth Fund	9.0
Fidelity Equity-Income Fund	9.0
Fidelity Growth Company Fund	4.0
Fidelity Large Cap Stock Fund	3.7
Fidelity Mid-Cap Stock Fund	1.2
Fidelity Nasdaq Composite Index Fund	2.2
Fidelity Real Estate Investment Portfolio	2.0
Fidelity Small Cap Independence Fund	0.5
Fidelity Small Cap Stock Fund	0.6
Fidelity Value Discovery Fund	3.2
Fidelity Value Strategies Fund	6.1
Spartan Total Market Index Fund Investor Class	6.8
Spartan U.S. Equity Index Fund Investor Class	4.8
VIP Growth Opportunities Portfolio Investor Class	1.5
61.4
International Equity Funds
Fidelity Emerging Markets Fund	2.1
Fidelity International Discovery Fund	0.1
Fidelity International Real Estate Fund	1.0
Fidelity International Small Capital Opportunities Fund	3.5
Fidelity Overseas Fund	0.6
Spartan International Index Fund Investor Class	3.9
11.2
Fixed-Income Funds
Fidelity Capital & Income Fund	4.0
Fidelity Floating Rate High Income Fund Retail Class	2.0
Fidelity High Income Fund	2.0
Fidelity New Markets Income Fund	2.0
Fidelity U.S. Bond Index Fund	14.1
24.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	3.3
100.0
Asset Allocation (% of fund's investments)
As of December 31, 2006
Domestic Equity Funds	61.4%
International Equity Funds	11.2%
Fixed Income Funds	24.1%
Money Market Funds	3.3%

As of June 30, 2006
Domestic Equity Funds	61.6%
International Equity Funds	11.0%
Fixed Income Funds	23.6%
Money Market Funds	3.8%

VIP FundsManager Portfolio

VIP FundsManager 70% Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 72.6%
	Shares	Value (Note 1)
Domestic Equity Funds - 61.4%
Fidelity Aggressive Growth Fund (a)	421,500	$ 8,172,892
Fidelity Capital Appreciation Fund	111,610	3,025,743
Fidelity Contrafund	13,009	848,207
Fidelity Dividend Growth Fund	507,556	16,079,361
Fidelity Equity-Income Fund	275,124	16,108,493
Fidelity Growth Company Fund (a)	103,334	7,203,409
Fidelity Large Cap Stock Fund	371,162	6,502,762
Fidelity Mid-Cap Stock Fund	73,283	2,135,473
Fidelity Nasdaq Composite Index Fund	118,527	3,846,201
Fidelity Real Estate Investment Portfolio	96,917	3,524,859
Fidelity Small Cap Independence Fund	42,248	889,323
Fidelity Small Cap Stock Fund	60,633	1,152,627
Fidelity Value Discovery Fund	329,696	5,763,086
Fidelity Value Strategies Fund	335,486	10,812,705
Spartan Total Market Index Fund Investor Class	307,883	12,186,023
Spartan U.S. Equity Index Fund Investor Class	169,612	8,511,118
VIP Growth Opportunities Portfolio Investor Class	143,908	2,606,180
TOTAL DOMESTIC EQUITY FUNDS		109,368,462
International Equity Funds - 11.2%
Fidelity Emerging Markets Fund	151,435	3,693,505
Fidelity International Discovery Fund	4,759	180,455
Fidelity International Real Estate Fund	111,702	1,850,904
Fidelity International Small Capital Opportunities Fund	392,309	6,194,562
Fidelity Overseas Fund	25,279	1,132,480
Spartan International Index Fund Investor Class	158,908	7,014,188
TOTAL INTERNATIONAL EQUITY FUNDS		20,066,094
TOTAL EQUITY FUNDS (Cost $125,337,283)		129,434,556
Fixed-Income Funds - 24.1%

Fidelity Capital & Income Fund	804,368	7,150,835
Fidelity Floating Rate High Income Fund Retail Class	359,298	3,575,012
Fidelity High Income Fund	393,921	3,568,922
Fidelity New Markets Income Fund	240,760	3,563,250
Fidelity U.S. Bond Index Fund	2,305,934	25,042,449
TOTAL FIXED-INCOME FUNDS (Cost $42,511,523)		42,900,468
Money Market Funds - 3.3%
	Shares	Value (Note 1)
Fidelity Institutional Prime Money Market Portfolio Class I (Cost $5,888,273)	5,888,273	$ 5,888,273
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $173,737,079)		$ 178,223,297
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (cost $173,737,079) - See accompanying schedule		$ 178,223,297
Cash		63
Total assets		178,223,360

Liabilities
Payable for investments purchased	$ 95
Accrued management fee	28,283
Distribution fees payable	14
Total liabilities		28,392

Net Assets		$ 178,194,968
Net Assets consist of:
Paid in capital		$ 170,819,879
Accumulated undistributed net realized gain (loss) on investments		2,888,871
Net unrealized appreciation (depreciation) on investments		4,486,218
Net Assets		$ 178,194,968

Service Class: Net Asset Value, offering price and redemption price per share ($108,527 ÷ 10,204 shares)		$ 10.64

Service Class 2: Net Asset Value, offering price and redemption price per share ($108,410 ÷ 10,193 shares)		$ 10.64

Investor Class: Net Asset Value, offering price and redemption price per share ($177,978,031 ÷ 16,733,129 shares)		$ 10.64

Statement of Operations

		For the period April 13, 2006 (commencement of operations) to December 31, 2006
Investment Income
Income distributions from underlying funds		$ 1,661,854
Interest		235
Total income		1,662,089

Expenses
Management fee	$ 135,225
Distribution fees	255
Independent trustees' compensation	142
Total expenses before reductions	135,622
Expense reductions	(27,264)	108,358
Net investment income (loss)		1,553,731
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	911,370
Capital gain distributions from underlying funds	3,951,062	4,862,432
Change in net unrealized appreciation (depreciation) on underlying funds		4,486,218
Net gain (loss)		9,348,650
Net increase (decrease) in net assets resulting from operations		$ 10,902,381

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Statement of Changes in Net Assets

For the period April 13, 2006 (commencement of operations) to December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,553,731
Net realized gain (loss)	4,862,432
Change in net unrealized appreciation (depreciation)	4,486,218
Net increase (decrease) in net assets resulting from operations	10,902,381
Distributions to shareholders from net investment income	(1,730,930)
Distributions to shareholders from net realized gain	(1,796,362)
Total distributions	(3,527,292)
Share transactions - net increase (decrease)	170,819,879
Total increase (decrease) in net assets	178,194,968

Net Assets
Beginning of period	-
End of period	$ 178,194,968

Financial Highlights - Service Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21
Net realized and unrealized gain (loss)	.65
Total from investment operations	.86
Distributions from net investment income	(.11)
Distributions from net realized gain	(.11)
Total distributions	(.22)
Net asset value, end of period	$ 10.64
Total Return B, C, D	8.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.35% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	2.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate	106% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Period ended December 31,	2006G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20
Net realized and unrealized gain (loss)	.65
Total from investment operations	.85
Distributions from net investment income	(.10)
Distributions from net realized gain	(.11)
Total distributions	(.21)
Net asset value, end of period	$ 10.64
Total Return B, C, D	8.45%
Ratios to Average Net Assets F, H
Expenses before reductions	.50% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	2.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 108
Portfolio turnover rate	106%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Investor Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21
Net realized and unrealized gain (loss)	.65
Total from investment operations	.86
Distributions from net investment income	(.11)
Distributions from net realized gain	(.11)
Total distributions	(.22)
Net asset value, end of period	$ 10.64
Total Return B, C, D	8.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.25% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	2.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,978
Portfolio turnover rate	106%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 85% Portfolio

Investment Summary

Fund Holdings as of December 31, 2006
% of fund's investments
Domestic Equity Funds
Fidelity Aggressive Growth Fund	3.8
Fidelity Capital Appreciation Fund	2.4
Fidelity Contrafund	0.8
Fidelity Dividend Growth Fund	9.8
Fidelity Equity-Income Fund	10.0
Fidelity Growth Company Fund	3.8
Fidelity Large Cap Stock Fund	4.4
Fidelity Mid Cap Value Fund	0.2
Fidelity Mid-Cap Stock Fund	1.4
Fidelity Nasdaq Composite Index Fund	3.1
Fidelity Real Estate Investment Portfolio	3.0
Fidelity Small Cap Independence Fund	0.6
Fidelity Small Cap Stock Fund	0.6
Fidelity Small Cap Value Fund	0.1
Fidelity Value Discovery Fund	3.1
Fidelity Value Fund	2.0
Fidelity Value Strategies Fund	7.2
Spartan Total Market Index Fund Investor Class	6.3
Spartan U.S. Equity Index Fund Investor Class	7.6
VIP Growth Opportunities Portfolio Investor Class	1.5
71.7
International Equity Funds
Fidelity Emerging Markets Fund	2.1
Fidelity International Discovery Fund	4.0
Fidelity International Real Estate Fund	1.0
Fidelity International Small Capital Opportunities Fund	2.8
Fidelity Overseas Fund	2.6
Spartan International Index Fund Investor Class	3.8
16.3
Fixed-Income Funds
Fidelity Capital & Income Fund	1.7
Fidelity High Income Fund	1.3
Fidelity New Markets Income Fund	2.0
Fidelity U.S. Bond Index Fund	7.0
12.0
100.0
Asset Allocation (% of fund's investments)
As of December 31, 2006
Domestic Equity Funds	71.7%
International Equity Funds	16.3%
Fixed Income Funds	12.0%

As of June 30, 2006
Domestic Equity Funds	72.1%
International Equity Funds	15.8%
Fixed Income Funds	12.1%

Annual Report

VIP FundsManager 85% Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 88.0%
	Shares	Value (Note 1)
Domestic Equity Funds - 71.7%
Fidelity Aggressive Growth Fund (a)	143,113	$ 2,774,967
Fidelity Capital Appreciation Fund	63,481	1,720,970
Fidelity Contrafund	9,124	594,877
Fidelity Dividend Growth Fund	225,061	7,129,927
Fidelity Equity-Income Fund	123,985	7,259,345
Fidelity Growth Company Fund (a)	39,527	2,755,408
Fidelity Large Cap Stock Fund	182,278	3,193,505
Fidelity Mid Cap Value Fund	7,319	122,006
Fidelity Mid-Cap Stock Fund	34,388	1,002,072
Fidelity Nasdaq Composite Index Fund	70,119	2,275,346
Fidelity Real Estate Investment Portfolio	58,969	2,144,710
Fidelity Small Cap Independence Fund	20,221	425,657
Fidelity Small Cap Stock Fund	23,458	445,935
Fidelity Small Cap Value Fund	5,134	71,870
Fidelity Value Discovery Fund	127,566	2,229,848
Fidelity Value Fund	17,890	1,441,944
Fidelity Value Strategies Fund	161,015	5,189,497
Spartan Total Market Index Fund Investor Class	114,831	4,545,010
Spartan U.S. Equity Index Fund Investor Class	109,603	5,499,895
VIP Growth Opportunities Portfolio Investor Class	58,360	1,056,908
TOTAL DOMESTIC EQUITY FUNDS		51,879,697
International Equity Funds - 16.3%
Fidelity Emerging Markets Fund	61,417	1,497,960
Fidelity International Discovery Fund	76,633	2,905,908
Fidelity International Real Estate Fund	45,309	750,769
Fidelity International Small Capital Opportunities Fund	128,979	2,036,576
Fidelity Overseas Fund	41,826	1,873,817
Spartan International Index Fund Investor Class	61,648	2,721,123
TOTAL INTERNATIONAL EQUITY FUNDS		11,786,153
TOTAL EQUITY FUNDS (Cost $61,683,796)		63,665,850
Fixed-Income Funds - 12.0%

Fidelity Capital & Income Fund	141,527	1,258,177
Fidelity High Income Fund	101,949	923,660
Fidelity New Markets Income Fund	97,655	1,445,291
Fidelity U.S. Bond Index Fund	463,354	5,032,020
TOTAL FIXED-INCOME FUNDS (Cost $8,581,707)		8,659,148
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $70,265,503)		$ 72,324,998
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006
Assets
Investment in securities, at value (cost $70,265,503) - See accompanying schedule		$ 72,324,998
Cash		44
Total assets		72,325,042

Liabilities
Payable for investments purchased	$ 16
Accrued management fee	11,486
Distribution fees payable	14
Total liabilities		11,516

Net Assets		$ 72,313,526
Net Assets consist of:
Paid in capital		$ 68,685,344
Accumulated undistributed net realized gain (loss) on investments		1,568,687
Net unrealized appreciation (depreciation) on investments		2,059,495
Net Assets		$ 72,313,526

Service Class: Net Asset Value, offering price and redemption price per share ($109,079 ÷ 10,178 shares)		$ 10.72

Service Class 2: Net Asset Value, offering price and redemption price per share ($108,961 ÷ 10,168 shares)		$ 10.72

Investor Class: Net Asset Value, offering price and redemption price per share ($72,095,486 ÷ 6,722,978 shares)		$ 10.72

Statement of Operations

		For the period April 13, 2006 (commencement of operations) to December 31, 2006
Investment Income
Income distributions from underlying funds		$ 569,044
Interest		226
Total income		569,270

Expenses
Management fee	$ 56,188
Distribution fees	255
Independent trustees' compensation	60
Total expenses before reductions	56,503
Expense reductions	(11,424)	45,079
Net investment income (loss)		524,191
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	253,590
Capital gain distributions from underlying funds	2,042,583	2,296,173
Change in net unrealized appreciation (depreciation) on underlying funds		2,059,495
Net gain (loss)		4,355,668
Net increase (decrease) in net assets resulting from operations		$ 4,879,859

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

For the period April 13, 2006 (commencement of operations) to December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 524,191
Net realized gain (loss)	2,296,173
Change in net unrealized appreciation (depreciation)	2,059,495
Net increase (decrease) in net assets resulting from operations	4,879,859
Distributions to shareholders from net investment income	(528,972)
Distributions to shareholders from net realized gain	(727,487)
Total distributions	(1,256,459)
Share transactions - net increase (decrease)	68,690,126
Total increase (decrease) in net assets	72,313,526

Net Assets
Beginning of period	-
End of period	$ 72,313,526

Financial Highlights - Service Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	.74
Total from investment operations	.91
Distributions from net investment income	(.08)
Distributions from net realized gain	(.11)
Total distributions	(.19)
Net asset value, end of period	$ 10.72
Total Return B, C, D	9.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.35% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Service Class 2

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16
Net realized and unrealized gain (loss)	.74
Total from investment operations	.90
Distributions from net investment income	(.07)
Distributions from net realized gain	(.11)
Total distributions	(.18)
Net asset value, end of period	$ 10.72
Total Return B, C, D	8.99%
Ratios to Average Net Assets F, H
Expenses before reductions	.50% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	2.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109
Portfolio turnover rate	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Investor Class

Period ended December 31,	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	.74
Total from investment operations	.91
Distributions from net investment income	(.08)
Distributions from net realized gain	(.11)
Total distributions	(.19)
Net asset value, end of period	$ 10.72
Total Return B, C, D	9.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.25% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income (loss)	2.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,095
Portfolio turnover rate	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio(the Funds) are funds of Variable Insurance Products Fund IV(the Trust). The Trust is registered under the Investment Company Act of 1940, as amended(the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP and Fidelity retail equity, fixed income, and money market funds(the Underlying Funds) managed by Fidelity Management & Research Company(FMR) and its affiliates. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Investor Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds.

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP FundsManager 20% Portfolio	$ 24,092,281	$ 224,370	$ (57,895)	$ 166,475
VIP FundsManager 50% Portfolio	141,670,244	3,087,381	(775,854)	2,311,527
VIP FundsManager 70% Portfolio	173,737,102	5,708,301	(1,222,106)	4,486,195
VIP FundsManager 85% Portfolio	70,265,594	2,648,786	(589,382)	2,059,404
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
VIP FundsManager 20% Portfolio	$ 58,928	$ 80,330
VIP FundsManager 50% Portfolio	764,205	1,568,395
VIP FundsManager 70% Portfolio	308,980	2,579,917
VIP FundsManager 85% Portfolio	277,246	1,291,530

VIP FundsManager Portfolio

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

December 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 421,605	$ 22,919	$ 444,524
VIP FundsManager 50% Portfolio	2,569,280	269,046	2,838,326
VIP FundsManager 70% Portfolio	3,200,680	326,612	3,527,292
VIP FundsManager 85% Portfolio	1,058,054	198,405	1,256,459

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109(FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements(SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission(the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and redemptions of the underlying fund shares are noted in the table below.

	Purchases($)	Redemptions($)
VIP FundsManager 20% Portfolio	31,442,649	7,464,121
VIP FundsManager 50% Portfolio	192,602,817	52,094,334
VIP FundsManager 70% Portfolio	236,180,320	63,354,611
VIP FundsManager 85% Portfolio	97,319,560	27,307,647

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc.(Strategic Advisers), an affiliate of FMR, provides the funds with investment management related services. For these services each fund pays a monthly management fee to Strategic Advisers. The management fee is based on an annual rate of .25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

Strategic Advisers has contractually agreed to waive 0.05% of its management fee, thereby limiting each fund's management fee to an annual rate of 0.20% of average net assets, until July 31, 2007.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation(FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$ 73	$ 182	$ 255
VIP FundsManager 50% Portfolio	73	182	255
VIP FundsManager 70% Portfolio	73	182	255
VIP FundsManager 85% Portfolio	73	182	255

5. Expense Reductions.

Strategic Advisers contractually agreed to limit each funds' management fee to an annual rate of 0.20% of each funds' average net assets until July 31, 2007. For the period, each fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$ 3,623
VIP FundsManager 50% Portfolio	$ 23,109
VIP FundsManager 70% Portfolio	$ 27,118
VIP FundsManager 85% Portfolio	$ 11,278

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each fund's Service class and Service Class 2. During the period, this reimbursement reduced each fund's Service class and Service class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$ 73
Service Class 2	73
VIP FundsManager 50% Portfolio
Service Class	73
Service Class 2	73
VIP FundsManager 70% Portfolio
Service Class	73
Service Class 2	73
VIP FundsManager 85% Portfolio
Service Class	73
Service Class 2	73

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Funds' net assets. At the end of the period, FMR or its affiliates were owners of record of all of the outstanding shares of the Funds.

VIP FundsManager Portfolio

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended December 31,	2006 A
VIP FundsManager 20% Portfolio
From net investment income
Service Class	1,440
Service Class 2	1,330
Investor Class	327,158
Total	$ 329,928
From net realized gain
Service Class	500
Service Class 2	500
Investor Class	113,596
Total	$ 114,596

VIP FundsManager 50% Portfolio
From net investment income
Service Class	1,210
Service Class 2	1,100
Investor Class	1,625,309
Total	$ 1,627,619
From net realized gain
Service Class	900
Service Class 2	900
Investor Class	1,208,907
Total	$ 1,210,707

VIP FundsManager 70% Portfolio
From net investment income
Service Class	1,060
Service Class 2	950
Investor Class	1,728,920
Total	$ 1,730,930
From net realized gain
Service Class	1,100
Service Class 2	1,100
Investor Class	1,794,162
Total	$ 1,796,362

VIP FundsManager 85% Portfolio
From net investment income
Service Class	800
Service Class 2	690
Investor Class	527,482
Total	$ 528,972
From net realized gain
Service Class	1,100
Service Class 2	1,100
Investor Class	725,287
Total	$ 727,487

A Distributions for Service Class, Service Class 2 and Investor Class are for the period April 13, 2006 (commencement of operations) to December 31, 2006.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended December 31,	2006 A	2006A
VIP FundsManager 20% Portfolio
Service Class
Shares sold	10,001	$ 100,010
Reinvestment of distributions	187	1,940
Net increase (decrease)	10,188	$ 101,950
Service Class 2
Shares sold	10,001	$ 100,010
Reinvestment of distributions	177	1,830
Net increase (decrease)	10,178	$ 101,840
Investor Class
Shares sold	2,582,277	$ 26,408,816
Reinvestment of distributions	42,585	440,754
Shares redeemed	(299,208)	(3,103,637)
Net increase (decrease)	2,325,654	$ 23,745,933

VIP FundsManager 50% Portfolio
Service Class
Shares sold	10,001	$ 100,010
Reinvestment of distributions	200	2,110
Net increase (decrease)	10,201	$ 102,120
Service Class 2
Shares sold	10,001	$ 100,010
Reinvestment of distributions	190	2,000
Net increase (decrease)	10,191	$ 102,010
Investor Class
Shares sold	13,626,238	$ 138,574,548
Reinvestment of distributions	268,901	2,834,216
Shares redeemed	(225,232)	(2,298,446)
Net increase (decrease)	13,669,907	$ 139,110,318

VIP FundsManager 70% Portfolio
Service Class
Shares sold	10,001	$ 100,010
Reinvestment of distributions	203	2,160
Net increase (decrease)	10,204	$ 102,170
Service Class 2
Shares sold	10,001	$ 100,010
Reinvestment of distributions	192	2,050
Net increase (decrease)	10,193	$ 102,060
Investor Class
Shares sold	16,535,121	$ 168,412,346
Reinvestment of distributions	330,495	3,523,082
Shares redeemed	(132,487)	(1,319,779)
Net increase (decrease)	16,733,129	$ 170,615,649

VIP FundsMaanger Portfolio

8. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended December 31,	2006 A	2006 A
VIP FundsManager 85% Portfolio
Service Class
Shares sold	10,001	$ 100,010
Reinvestment of distributions	177	1,900
Net increase (decrease)	10,178	$ 101,910
Service Class 2
Shares sold	10,001	$ 100,010
Reinvestment of distributions	167	1,790
Net increase (decrease)	10,168	$ 101,800
Investor Class
Shares sold	6,665,215	$ 67,823,047
Reinvestment of distributions	116,537	1,252,769
Shares redeemed	(58,774)	(589,400)
Net increase (decrease)	6,722,978	$ 68,486,416

A For the period April 13, 2006 (commencement of operations) to December 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio, (funds of Variable Insurance Products Fund IV) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period April 13, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund IV's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2007

VIP FundsManager Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP FundsManager Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP FundsManager Portfolio's activities, review contractual arrangements with companies that provide services to each VIP FundsManager Portfolio, and review each VIP FundsManager Portfolio's performance. If the interests of a VIP FundsManager Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP FundsManager Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Scott Kuldell (41)

Year of Election or Appointment: 2006

Vice President of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Prior to assuming his current responsibilities, Mr. Kuldell worked as a quantitative analyst, currency strategist, portfolio manager, and director of Asset Management Consulting.

Eric D. Roiter (58)

Year of Election or Appointment: 2006

Secretary of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP Funds Manager Portfolio 85%. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2006

Assistant Secretary of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2006

Chief Compliance Officer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2006

Deputy Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2006

Deputy Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP FundsManager Portfolio 20%, VIP FundsManager Portfolio 50%, VIP FundsManager Portfolio 70%, and VIP FundsManager Portfolio 85%. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

VIP FundsManager 20%	Pay Date	Record Date	Capital Gains
Service Class	02/09/07	02/09/07	$.05
Service Class 2	02/09/07	02/09/07	$.05
Investor Class	02/09/07	02/09/07	$.05
VIP FundsManager 50%	Pay Date	Record Date	Capital Gains
Service Class	02/09/07	02/09/07	$.15
Service Class 2	02/09/07	02/09/07	$.15
Investor Class	02/09/07	02/09/07	$.15
VIP FundsManager 70%	Pay Date	Record Date	Capital Gains
Service Class	02/09/07	02/09/07	$.15
Service Class 2	02/09/07	02/09/07	$.15
Investor Class	02/09/07	02/09/07	$.15
VIP FundsManager 85%	Pay Date	Record Date	Capital Gains
Service Class	02/09/07	02/09/07	$.205
Service Class 2	02/09/07	02/09/07	$.205
Investor Class	02/09/07	02/09/07	$.205

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP FundsManager 20%	$ 103,249
VIP FundsManager 50%	$ 1,837,441
VIP FundsManager 70%	$ 2,906,528
VIP FundsManager 85%	$ 1,489,936

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP FundsManager 20%
Service Class	2.39%
Service Class 2	2.39%
Investor Class	2.39%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

VIP FundsManager 20%
Service Class	8%
Service Class 2	8%
Investor Class	8%
VIP FundsManager 50%
Service Class	18%
Service Class 2	19%
Investor Class	18%
VIP FundsManager 70%
Service Class	23%
Service Class 2	24%
Investor Class	23%
VIP FundsManager 85%
Service Class	32%
Service Class 2	35%
Investor Class	32%

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP FundsManager Portfolio

Proxy Voting Results

A special meeting of each fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
Abstain	100,000,000.00	00.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPFM-ANN-0207
1.843208.100

Fidelity® Variable Insurance Products:
Growth Stock Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Growth Stock Portfolio

VIP Growth Stock Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Growth Stock - Initial Class	1.12%	8.46%
VIP Growth Stock - Service Class B	1.01%	8.35%
VIP Growth Stock - Service Class 2 C	0.93%	8.20%
VIP Growth Stock - Investor Class D	0.95%	8.41%

A From December 11, 2002

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Growth Stock Portfolio - Initial Class on December 11, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

VIP Growth Stock Portfolio

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of VIP Growth Stock Fund

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund lagged the Russell 1000® Growth Index, which rose 9.07%. (For specific portfolio performance results, please refer to the performance section of this report.) Unproductive stock selection was the biggest drag on performance relative to the index, with the most pronounced effects in the information technology sector, especially in the tech hardware/equipment and software/services groups. Inopportune stock picking and an underweighting in the financials sector also hurt, as did a big underweighting and poor stock selection in the capital goods segment of the industrials sector. Weak stock picking in health care held back performance as well. The fund's biggest detractors included electronic contract manufacturer Jabil Circuit, radio frequency identification firm Intermec and Internet portal Yahoo. Conversely, the fund benefited from good stock selection and an overweighting in the strong performing telecommunication services sector, as well as from favorable positioning in energy. Among its best performers were Apple Computer, global energy services firm Halliburton and Cbeyond, a fast-growing provider of data and voice services for small business. The latter two positions were sold to lock in their profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Growth Stock Portfolio

VIP Growth Stock Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,068.10	$ 4.48
HypotheticalA	$ 1,000.00	$ 1,020.87	$ 4.38
Service Class
Actual	$ 1,000.00	$ 1,067.50	$ 5.00
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Service Class 2
Actual	$ 1,000.00	$ 1,067.00	$ 5.78
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.65
Investor Class
Actual	$ 1,000.00	$ 1,067.30	$ 5.26
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.86%
Service Class	.96%
Service Class 2	1.11%
Investor Class	1.01%

Annual Report

VIP Growth Stock Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Apple Computer, Inc.	5.4	4.5
Jabil Circuit, Inc.	5.4	2.0
Nastech Pharmaceutical Co., Inc.	4.6	4.7
Johnson & Johnson	2.5	3.8
General Electric Co.	2.3	2.9
Avon Products, Inc.	2.3	3.5
Best Buy Co., Inc.	2.1	3.7
Microsoft Corp.	2.1	1.2
Colgate-Palmolive Co.	2.0	3.6
Cisco Systems, Inc.	2.0	1.5
	30.7
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.2	36.0
Health Care	21.2	21.0
Consumer Staples	9.8	12.8
Industrials	8.3	8.4
Consumer Discretionary	6.3	9.6
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 99.1%		Stocks 98.2%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	13.4%	** Foreign investments	12.1%

VIP Growth Stock Portfolio

VIP Growth Stock Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.3%
Media - 1.8%
McGraw-Hill Companies, Inc.	1,700	$ 115,634
News Corp. Class B	8,300	184,758
		300,392
Specialty Retail - 4.5%
Best Buy Co., Inc.	7,050	346,790
Home Depot, Inc.	4,500	180,720
Staples, Inc.	8,000	213,600
		741,110
TOTAL CONSUMER DISCRETIONARY		1,041,502
CONSUMER STAPLES - 9.8%
Beverages - 1.5%
PepsiCo, Inc.	3,900	243,945
Food & Staples Retailing - 1.6%
Safeway, Inc.	1,800	62,208
Walgreen Co.	4,300	197,327
		259,535
Food Products - 1.5%
Bunge Ltd.	600	43,506
Cosan SA Industria E Comercio (a)	2,100	43,199
Global Bio-Chem Technology Group Co. Ltd.	112,000	37,725
Nestle SA sponsored ADR	1,000	89,000
Tyson Foods, Inc. Class A	2,700	44,415
		257,845
Household Products - 2.9%
Colgate-Palmolive Co.	5,200	339,248
Procter & Gamble Co.	2,300	147,821
		487,069
Personal Products - 2.3%
Avon Products, Inc.	11,500	379,960
TOTAL CONSUMER STAPLES		1,628,354
ENERGY - 5.5%
Energy Equipment & Services - 2.6%
GlobalSantaFe Corp.	1,500	88,170
National Oilwell Varco, Inc. (a)	2,703	165,370
Schlumberger Ltd. (NY Shares)	2,700	170,532
		424,072
Oil, Gas & Consumable Fuels - 2.9%
D1 Oils PLC (a)	8,500	28,218
Tesoro Corp.	1,500	98,655

	Shares	Value (Note 1)
Ultra Petroleum Corp. (a)	2,500	$ 119,375
Valero Energy Corp.	4,700	240,452
		486,700
TOTAL ENERGY		910,772
FINANCIALS - 2.9%
Capital Markets - 0.2%
Harris & Harris Group, Inc. (a)(d)	2,600	31,434
Commercial Banks - 0.4%
Mizuho Financial Group, Inc.	10	71,399
Consumer Finance - 0.9%
American Express Co.	2,500	151,675
Insurance - 1.4%
American International Group, Inc.	3,200	229,312
TOTAL FINANCIALS		483,820
HEALTH CARE - 21.2%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	400	16,156
Alkermes, Inc. (a)	600	8,022
Alnylam Pharmaceuticals, Inc. (a)	7,200	154,080
Amgen, Inc. (a)	700	47,817
Amylin Pharmaceuticals, Inc. (a)	2,900	104,603
Genentech, Inc. (a)	900	73,017
Telik, Inc. (a)	3,700	16,391
Theravance, Inc. (a)	2,200	67,958
		488,044
Health Care Equipment & Supplies - 3.1%
Baxter International, Inc.	2,500	115,975
C.R. Bard, Inc.	1,300	107,861
Medtronic, Inc.	2,300	123,073
St. Jude Medical, Inc. (a)	4,500	164,520
		511,429
Health Care Providers & Services - 3.4%
Acibadem Saglik Hizmetleri AS	7,000	75,168
McKesson Corp.	4,900	248,430
UnitedHealth Group, Inc.	4,600	247,158
		570,756
Life Sciences Tools & Services - 0.5%
Ventana Medical Systems, Inc. (a)	2,100	90,363
Pharmaceuticals - 11.2%
Johnson & Johnson	6,400	422,528
Merck & Co., Inc.	2,900	126,440
Nastech Pharmaceutical Co., Inc. (a)(d)	50,100	758,013
Novartis AG sponsored ADR	2,800	160,832
Schering-Plough Corp.	7,800	184,392
Wyeth	4,000	203,680
		1,855,885
TOTAL HEALTH CARE		3,516,477
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 8.3%
Aerospace & Defense - 1.1%
Honeywell International, Inc.	4,200	$ 190,008
Construction & Engineering - 1.1%
Fluor Corp.	1,600	130,640
Jacobs Engineering Group, Inc. (a)	600	48,924
		179,564
Electrical Equipment - 2.9%
Energy Conversion Devices, Inc. (a)	1,800	61,164
Evergreen Solar, Inc. (a)	9,400	71,158
Q-Cells AG (a)	4,400	197,909
SolarWorld AG	1,300	81,694
Vestas Wind Systems AS (a)	1,600	67,629
		479,554
Industrial Conglomerates - 2.3%
General Electric Co.	10,400	386,984
Machinery - 0.9%
Deere & Co.	1,500	142,605
TOTAL INDUSTRIALS		1,378,715
INFORMATION TECHNOLOGY - 42.2%
Communications Equipment - 6.8%
AudioCodes Ltd. (a)	18,900	177,093
Cisco Systems, Inc. (a)	12,300	336,159
Harris Corp.	6,900	316,434
Juniper Networks, Inc. (a)	10,900	206,446
QUALCOMM, Inc.	2,400	90,696
		1,126,828
Computers & Peripherals - 10.5%
Apple Computer, Inc. (a)	10,600	899,302
EMC Corp. (a)	19,700	260,040
Hewlett-Packard Co.	2,000	82,380
Intermec, Inc. (a)	9,638	233,914
Rackable Systems, Inc. (a)(d)	5,900	182,723
Sun Microsystems, Inc. (a)	15,300	82,926
		1,741,285
Electronic Equipment & Instruments - 6.4%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,000	78,487
Jabil Circuit, Inc.	36,400	893,620
Sunpower Corp. Class A (a)(d)	2,400	89,208
		1,061,315

	Shares	Value (Note 1)
Internet Software & Services - 4.9%
Akamai Technologies, Inc. (a)	1,700	$ 90,304
aQuantive, Inc. (a)	5,900	145,494
Google, Inc. Class A (sub. vtg.) (a)	700	322,336
ValueClick, Inc. (a)	3,800	89,794
Yahoo!, Inc. (a)	5,900	150,686
		798,614
Semiconductors & Semiconductor Equipment - 6.5%
Cree, Inc. (a)	700	12,124
Cypress Semiconductor Corp. (a)	14,100	237,867
Intel Corp.	6,200	125,550
Marvell Technology Group Ltd. (a)	8,400	161,196
National Semiconductor Corp.	3,600	81,720
Renewable Energy Corp. AS	10,450	191,068
Teradyne, Inc. (a)	17,900	267,784
		1,077,309
Software - 7.1%
Autodesk, Inc. (a)	3,800	153,748
Business Objects SA sponsored ADR (a)	1,300	51,285
Cognos, Inc. (a)	2,100	89,166
Hyperion Solutions Corp. (a)	3,450	123,993
Intuit, Inc. (a)	2,500	76,275
Microsoft Corp.	11,500	343,390
Nintendo Co. Ltd.	400	103,822
Oracle Corp. (a)	13,500	231,390
		1,173,069
TOTAL INFORMATION TECHNOLOGY		6,978,420
MATERIALS - 1.3%
Chemicals - 0.7%
Potash Corp. of Saskatchewan, Inc.	600	86,088
Tokuyama Corp.	2,000	30,441
		116,529
Metals & Mining - 0.6%
Oregon Steel Mills, Inc. (a)	1,500	93,615
TOTAL MATERIALS		210,144
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	2,600	92,950
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	4,700	175,216
TOTAL TELECOMMUNICATION SERVICES		268,166
TOTAL COMMON STOCKS (Cost $14,859,322)		16,416,370
Money Market Funds - 2.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	177,653	$ 177,653
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	265,340	265,340
TOTAL MONEY MARKET FUNDS (Cost $442,993)		442,993
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $15,302,315)	16,859,363
NET OTHER ASSETS - (1.8)%	(298,447)
NET ASSETS - 100%	$ 16,560,916
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,622
Fidelity Securities Lending Cash Central Fund	835
Total	$ 26,457
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Canada	1.7%
Germany	1.7%
Switzerland	1.5%
Bermuda	1.3%
Japan	1.2%
Norway	1.1%
Israel	1.1%
Netherlands Antilles	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $221,023 all of which will expire on December 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Growth Stock Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $257,191) - See accompanying schedule: Unaffiliated issuers (cost $14,859,322)	$ 16,416,370
Fidelity Central Funds (cost $442,993)	442,993
Total Investments (cost $15,302,315)		$ 16,859,363
Cash		6,105
Foreign currency held at value (cost $130)		130
Dividends receivable		14,268
Interest receivable		1,492
Prepaid expenses		137
Receivable from investment adviser for expense reductions		7,623
Other receivables		753
Total assets		16,889,871

Liabilities
Accrued management fee	$ 7,833
Distribution fees payable	854
Other affiliated payables	1,851
Other payables and accrued expenses	53,077
Collateral on securities loaned, at value	265,340
Total liabilities		328,955

Net Assets		$ 16,560,916
Net Assets consist of:
Paid in capital		$ 15,279,275
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(275,407)
Net unrealized appreciation (depreciation) on investments		1,557,048
Net Assets		$ 16,560,916

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($7,414,448 ÷ 614,112 shares)	$ 12.07

Service Class: Net Asset Value, offering price and redemption price per share ($2,077,354 ÷ 172,770 shares)	$ 12.02

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,219,984 ÷ 269,512 shares)	$ 11.95

Investor Class: Net Asset Value, offering price and redemption price per share ($3,849,130 ÷ 319,426 shares)	$ 12.05

See accompanying notes which are an integral part of the financial statements.

VIP Growth Stock Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 194,734
Interest		130
Income from Fidelity Central Funds		26,457
Total income		221,321

Expenses
Management fee	$ 141,829
Transfer agent fees	25,840
Distribution fees	9,203
Accounting and security lending fees	10,359
Custodian fees and expenses	23,821
Independent trustees' compensation	98
Audit	48,991
Legal	2,634
Interest	2,759
Miscellaneous	3,766
Total expenses before reductions	269,300
Expense reductions	(40,216)	229,084
Net investment income (loss)		(7,763)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,579)
Foreign currency transactions	(2,693)
Total net realized gain (loss)		(5,272)
Change in net unrealized appreciation (depreciation) on investment securities		(328,011)
Net gain (loss)		(333,283)
Net increase (decrease) in net assets resulting from operations		$ (341,046)

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,763)	$ 8,759
Net realized gain (loss)	(5,272)	(234,347)
Change in net unrealized appreciation (depreciation)	(328,011)	1,334,662
Net increase (decrease) in net assets resulting from operations	(341,046)	1,109,074
Distributions to shareholders from net investment income	(7,983)	(2,878)
Distributions to shareholders from net realized gain	-	(20,148)
Total distributions	(7,983)	(23,026)
Share transactions - net increase (decrease)	(12,833,989)	22,262,603
Total increase (decrease) in net assets	(13,183,018)	23,348,651

Net Assets
Beginning of period	29,743,934	6,395,283
End of period (including undistributed net investment income of $0 and undistributed net investment income of $6,332, respectively)	$ 16,560,916	$ 29,743,934

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 11.94	$ 11.14	$ 11.79	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- L	.01	.04 H	(.01)	- L
Net realized and unrealized gain (loss)	.13 I	.83	.23	2.81	(.32)
Total from investment operations	.13	.84	.27	2.80	(.32)
Distributions from net investment income	- L	(.01)	(.02)	(.01)	-
Distributions from net realized gain	-	(.04)	(.90)	(.68)	-
Total distributions	-	(.04) M	(.92)	(.69)	-
Net asset value, end of period	$ 12.07	$ 11.94	$ 11.14	$ 11.79	$ 9.68
B, C, D	1.12%	7.57%	2.31%	29.05%	(3.20)%
Ratios to Average Net Assets F, K
Expenses before reductions	.98%	1.01%	1.94%	2.68%	9.76% A
Expenses net of fee waivers, if any	.86%	.85%	1.00%	1.14%	1.25% A
Expenses net of all reductions	.86%	.81%	.95%	1.09%	1.22% A
Net investment income (loss)	.03%	.12%	.35%	(.07)%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,414	$ 22,750	$ 1,938	$ 1,885	$ 1,452
Portfolio turnover rate G	93%	91%	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period December 11, 2002 (commencement of operations) to December 31, 2002.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M Total distribution of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.12	$ 11.77	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	-	.03 H	(.02)	- L
Net realized and unrealized gain (loss)	.13 I	.82	.24	2.80	(.32)
Total from investment operations	.12	.82	.27	2.78	(.32)
Distributions from net investment income	-	(.01)	(.02)	(.01)	-
Distributions from net realized gain	-	(.04)	(.90)	(.68)	-
Total distributions	-	(.04) M	(.92)	(.69)	-
Net asset value, end of period	$ 12.02	$ 11.90	$ 11.12	$ 11.77	$ 9.68
Total Return B, C, D	1.01%	7.41%	2.32%	28.85%	(3.20)%
Ratios to Average Net Assets F, K
Expenses before reductions	1.16%	1.36%	1.97%	2.74%	9.86% A
Expenses net of fee waivers, if any	.96%	.97%	1.10%	1.24%	1.35% A
Expenses net of all reductions	.95%	.92%	1.05%	1.19%	1.32% A
Net investment income (loss)	(.07)%	-%	.25%	(.17)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,077	$ 2,056	$ 1,914	$ 1,871	$ 1,452
Portfolio turnover rate G	93%	91%	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period December 11, 2002 (commencement of operations) to December 31, 2002.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M Total distribution of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Stock Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002 J
Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 11.08	$ 11.75	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	.01 H	(.04)	- L
Net realized and unrealized gain (loss)	.14 I	.82	.24	2.80	(.32)
Total from investment operations	.11	.80	.25	2.76	(.32)
Distributions from net investment income	-	(.01)	(.02)	(.01)	-
Distributions from net realized gain	-	(.04)	(.90)	(.68)	-
Total distributions	-	(.04) M	(.92)	(.69)	-
Net asset value, end of period	$ 11.95	$ 11.84	$ 11.08	$ 11.75	$ 9.68
Total Return B, C, D	.93%	7.25%	2.14%	28.64%	(3.20)%
Ratios to Average Net Assets F, K
Expenses before reductions	1.35%	1.51%	2.12%	2.89%	10.01% A
Expenses net of fee waivers, if any	1.11%	1.12%	1.25%	1.39%	1.50% A
Expenses net of all reductions	1.10%	1.07%	1.20%	1.34%	1.47% A
Net investment income (loss)	(.22)%	(.15)%	.10%	(.33)%	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,220	$ 2,729	$ 2,544	$ 2,491	$ 1,936
Portfolio turnover rate G	93%	91%	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period December 11, 2002 (commencement of operations) to December 31, 2002.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M Total distribution of $.040 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.035 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.94	$ 11.64
Income from Investment Operations
Net investment income (loss) E	(.01)	- K
Net realized and unrealized gain (loss)	.12 H	.30
Total from investment operations	.11	.30
Distribution from net investment income	- K	-
Net asset value, end of period	$ 12.05	$ 11.94
Total Return B, C, D	.95%	2.58%
Ratios to Average Net Assets F, J
Expenses before reductions	1.21%	1.16% A
Expenses net of fee waivers, if any	1.01%	1.00% A
Expenses net of all reductions	1.01%	.96% A
Net investment income (loss)	(.12)%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,849	$ 2,209
Portfolio turnover rate G	93%	91%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Growth Stock Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Growth Stock Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions capital loss carryforward and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,094,873
Unrealized depreciation	(592,208)
Net unrealized appreciation (depreciation)	1,502,665
Capital loss carryforward	(221,023)

Cost for federal income tax purposes	$ 15,356,698

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 7,983	$ 23,026

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,709,657 and $34,008,292, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,035
Service Class 2	7,168
$ 9,203

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 13,238
Service Class	1,348
Service Class 2	2,710
Investor Class	8,544
$ 25,840

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $719 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $78 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

VIP Growth Stock Portfolio

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $835.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,612,400. The weighted average interest rate was 5.50%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.85%	$ 19,865
Service Class	.95%	4,072
Service Class 2	1.10%	6,960
Investor Class	1.00	7,201
		$ 38,098

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,718 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005A
From net investment income
Initial Class	$ 7,399	$ 869
Service Class	-	861
Service Class 2	-	1,148
Investor Class	584	-
Total	$ 7,983	$ 2,878
From net realized gain
Initial Class	$ -	$ 6,088
Service Class	-	6,025
Service Class 2	-	8,035
Total	$ -	$ 20,148

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	205,736	2,058,133	$ 2,451,301	$ 23,884,843
Reinvestment of distributions	611	635	7,399	6,957
Shares redeemed	(1,497,074)	(327,858)	(17,419,330)	(3,805,050)
Net increase (decrease)	(1,290,727)	1,730,910	$ (14,960,630)	$ 20,086,750
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	-	629	-	6,886
Shares redeemed	-	-	-	-
Net increase (decrease)	-	629	$ -	$ 6,886
Service Class 2
Shares sold	43,637	-	$ 488,801	$ -
Reinvestment of distributions	-	843	-	9,183
Shares redeemed	(4,553)	-	(51,413)	-
Net increase (decrease)	39,084	843	$ 437,388	$ 9,183
Investor Class
Shares sold	498,339	191,316	$ 5,920,324	$ 2,233,004
Reinvestment of distributions	48	-	584	-
Shares redeemed	(364,011)	(6,266)	(4,231,655)	(73,220)
Net increase (decrease)	134,376	185,050	$ 1,689,253	$ 2,159,784

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Growth Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Growth Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Stock Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Stock Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Growth Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Growth Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Brian Hanson (33)

Year of Election or Appointment: 2004

Vice President of VIP Growth Stock. Mr. Hanson also serves as vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as a research analyst and portfolio manager. Mr. Hanson also serves as vice president of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of VIP Growth Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Growth Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Growth Stock Portfolio

Distributions

Investor class, and Initial class designates 100% of the dividends distributed in February during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
Abstain	100,000,000.00	00.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Growth Stock Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Stock Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Stock Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Growth Stock Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Stock Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Growth Stock Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGR-ANN-0207
1.781993.104

Fidelity® Variable Insurance Products:
Health Care Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Health Care Portfolio

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Health Care, the fund is now benchmarked to the MSCI US Investable Market Health Care Index.

Annual Report

VIP Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Health Care - Initial Class	6.34%	5.49%	5.42%
VIP Health Care - Investor Class B	6.30%	5.45%	5.38%

A From July 18, 2001.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Health Care Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Health Care Portfolio

VIP Health Care Portfolio

Management's Discussion of Fund Performance

Comments from Aaron Cooper, Portfolio Manager of VIP Health Care Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the year ending December 31, 2006, the fund underperformed the 6.85% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index, but outperformed the 5.48% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, to which the fund was compared through September, and the new MSCI benchmark mentioned above, to which the fund was compared during the period's final three months.1 During the year ending December 31, 2006, the fund trailed the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) For the first nine months of the year, the fund underperformed the benchmark Goldman Sachs index. Underweighted positions in pharmaceutical stocks such as Pfizer and Abbott Laboratories detracted from performance during a period when drug sales were boosted by the introduction of Medicare Part D. Stock selection and overweightings in health care services and managed care detracted as well. However, underexposure to cardiology equipment stocks, such as Medtronic, helped performance as sales growth slowed in their mature product lines. Stock selection in health care facilities and health care supplies also contributed to performance. In the final quarter of the year, the fund outperformed its new MSCI benchmark. During this period, underweighted positions in large-cap pharmaceutical stocks such as Pfizer and Eli Lilly contributed to fund performance, as the Democrats' victory in Congressional elections raised the specter of increasing pressure on drug prices. We also made good stock picks in health care services. Detracting from performance were our choices among health care equipment stocks, including not owning any shares of Medtronic, which rebounded nicely. Some of the stocks I've mentioned were not in the portfolio at the end of the period.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Health Care Index, which returned 3.62% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Health Care Index, which returned 1.79% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 5.48%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Health Care Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,106.70	$ 4.09
Hypothetical A	$ 1,000.00	$ 1,021.32	$ 3.92
Investor Class
Actual	$ 1,000.00	$ 1,107.00	$ 4.78
Hypothetical A	$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.77%
Investor Class	.90%

VIP Health Care Portfolio

VIP Health Care Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	10.5	8.1
Merck & Co., Inc.	5.7	5.0
Brookdale Senior Living, Inc.	5.3	1.7
Healthways, Inc.	4.7	0.5
Allergan, Inc.	4.4	2.8
Cerner Corp.	3.9	0.1
C.R. Bard, Inc.	3.6	0.7
Pfizer, Inc.	3.5	7.5
UnitedHealth Group, Inc.	3.1	3.7
Amgen, Inc.	2.6	4.1
	47.3
Top Industries (% of fund's net assets)
As of December 31, 2006
Pharmaceuticals	30.9%
Health Care Providers & Services	24.1%
Health Care Equipment & Supplies	18.3%
Biotechnology	11.3%
Health Care Technology	5.1%
All Others*	10.3%

As of June 30, 2006
Pharmaceuticals	37.3%
Health Care Providers & Services	26.7%
Health Care Equipment & Supplies	14.9%
Biotechnology	14.4%
Life Sciences Tools & Services	3.4%
All Others*	3.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Health Care Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 11.3%
Biotechnology - 11.3%
Advanced Cell Technology, Inc. (a)	24,300	$ 14,094
Alexion Pharmaceuticals, Inc. (a)	400	16,156
Alnylam Pharmaceuticals, Inc. (a)(d)	16,200	346,680
Amgen, Inc. (a)	32,896	2,247,126
Amylin Pharmaceuticals, Inc. (a)	16,800	605,976
Celgene Corp. (a)	32,200	1,852,466
deCODE genetics, Inc. (a)	59,338	268,801
Genentech, Inc. (a)	6,200	503,006
Gilead Sciences, Inc. (a)	25,500	1,655,715
GTx, Inc. (a)	17,700	315,768
Human Genome Sciences, Inc. (a)	7,200	89,568
MannKind Corp. (a)	2,400	39,576
Medarex, Inc. (a)	12,100	178,959
Omrix Biopharmaceuticals, Inc. (a)	8,300	251,158
PDL BioPharma, Inc. (a)	14,500	292,030
Senomyx, Inc. (a)	5,800	75,342
Solexa, Inc. (a)	22,345	293,837
Tercica, Inc. (a)	25,800	129,000
Transition Therapeutics, Inc. (a)	41,600	55,300
Trubion Pharmaceuticals, Inc.	7,202	129,708
Vertex Pharmaceuticals, Inc. (a)	8,500	318,070
		9,678,336
CHEMICALS - 1.7%
Diversified Chemicals - 0.3%
Bayer AG	4,400	234,784
Fertilizers & Agricultural Chemicals - 1.4%
Fertilizantes Fosfatados SA (PN)	8,600	137,664
Monsanto Co.	16,300	856,239
Potash Corp. of Saskatchewan, Inc.	1,800	258,264
		1,252,167
TOTAL CHEMICALS		1,486,951
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Diversified Commercial & Professional Services - 0.3%
Healthcare Services Group, Inc.	10,291	298,027
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Service Corp. International	9,600	98,400
Weight Watchers International, Inc.	3,700	194,361
		292,761
FOOD PRODUCTS - 1.5%
Agricultural Products - 0.6%
Biomar Holdings AS	5,500	239,533
Nutreco Holding NV	4,100	267,339
		506,872
Packaged Foods & Meats - 0.9%
Cermaq ASA	12,600	183,899

	Shares	Value (Note 1)
Groupe Danone	1,100	$ 166,715
Koninklijke Numico NV	5,000	268,991
PAN Fish ASA (a)	205,000	187,411
		807,016
TOTAL FOOD PRODUCTS		1,313,888
HEALTH CARE EQUIPMENT & SUPPLIES - 18.3%
Health Care Equipment - 14.4%
Advanced Medical Optics, Inc. (a)	7,300	256,960
ArthroCare Corp. (a)	5,400	215,568
Aspect Medical Systems, Inc. (a)	11,900	223,839
Baxter International, Inc.	41,720	1,935,391
Becton, Dickinson & Co.	19,200	1,346,880
Biosite, Inc. (a)	23,232	1,134,883
C.R. Bard, Inc.	36,700	3,044,999
Cochlear Ltd.	5,000	228,926
DexCom, Inc. (a)(d)	11,200	110,432
Electro-Optical Sciences, Inc. (a)(e)	50,420	328,991
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(e)	7,563	27,914
Imaging Dynamics Co. Ltd. (a)	32,200	59,926
Intuitive Surgical, Inc. (a)	1,800	172,620
IRIS International, Inc. (a)(d)	7,709	97,519
Kyphon, Inc. (a)	6,100	246,440
Meridian Bioscience, Inc.	3,600	88,308
NeuroMetrix, Inc. (a)	7,900	117,789
Nobel Biocare Holding AG (Switzerland)	645	190,624
Northstar Neuroscience, Inc.	21,600	310,608
Respironics, Inc. (a)	7,400	279,350
Restore Medical, Inc.	5,800	24,418
Sirona Dental Systems, Inc.	3,265	125,735
St. Jude Medical, Inc. (a)	4,520	165,251
Stereotaxis, Inc. (a)(d)	37,064	382,500
The Spectranetics Corp. (a)	6,300	71,127
Thermogenesis Corp. (a)	264,949	1,141,930
		12,328,928
Health Care Supplies - 3.9%
Alcon, Inc.	8,200	916,514
Align Technology, Inc. (a)	3,300	46,101
Cooper Companies, Inc.	25,557	1,137,287
DJO, Inc. (a)	7,123	305,007
Gen-Probe, Inc. (a)	2,200	115,214
Inverness Medical Innovations, Inc. (a)	12,700	491,490
Inverness Medical Innovations, Inc. (a)(e)	2,231	86,340
Merit Medical Systems, Inc. (a)	14,600	231,264
		3,329,217
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		15,658,145
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 24.1%
Health Care Distributors & Services - 2.6%
Cardinal Health, Inc.	19,600	$ 1,262,828
McKesson Corp.	19,000	963,300
		2,226,128
Health Care Facilities - 7.1%
Acibadem Saglik Hizmetleri AS	9,000	96,644
Brookdale Senior Living, Inc. (d)	95,200	4,569,600
Bumrungrad Hospital PCL (For. Reg.)	179,200	187,035
Capital Senior Living Corp. (a)	36,500	388,360
Community Health Systems, Inc. (a)	8,900	325,028
Emeritus Corp. (a)	5,700	141,645
Sun Healthcare Group, Inc. (a)	8,800	111,144
VCA Antech, Inc. (a)	7,780	250,438
		6,069,894
Health Care Services - 9.6%
AMN Healthcare Services, Inc. (a)	7,800	214,812
Caremark Rx, Inc.	22,700	1,296,397
Cross Country Healthcare, Inc. (a)	12,366	269,826
Diagnosticos da America SA (a)	7,000	148,519
Emergency Medical Services Corp. Class A	8,100	169,938
Express Scripts, Inc. (a)	4,700	336,520
HAPC, Inc. unit	29,700	178,200
Health Grades, Inc. (a)	52,161	234,203
Healthways, Inc. (a)	84,404	4,026,915
HMS Holdings Corp. (a)	14,500	219,675
Medco Health Solutions, Inc. (a)	15,600	833,664
Nighthawk Radiology Holdings, Inc.	5,290	134,895
Providence Service Corp. (a)	5,000	125,650
		8,189,214
Managed Health Care - 4.8%
Health Net, Inc. (a)	6,100	296,826
Humana, Inc. (a)	7,900	436,949
UnitedHealth Group, Inc.	48,570	2,609,666
WellPoint, Inc. (a)	9,900	779,031
		4,122,472
TOTAL HEALTH CARE PROVIDERS & SERVICES		20,607,708
HEALTH CARE TECHNOLOGY - 5.1%
Health Care Technology - 5.1%
Allscripts Healthcare Solutions, Inc. (a)	6,300	170,037
Cerner Corp. (a)(d)	74,070	3,370,185
Eclipsys Corp. (a)	8,533	175,438
IMS Health, Inc.	6,600	181,368
Vital Images, Inc. (a)	7,800	271,440
WebMD Health Corp. Class A (a)(d)	5,222	208,984
		4,377,452

	Shares	Value (Note 1)
HOTELS, RESTAURANTS & LEISURE - 0.6%
Leisure Facilities - 0.6%
Life Time Fitness, Inc. (a)	4,200	$ 203,742
Town Sports International Holdings, Inc.	18,900	311,472
		515,214
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Leisure Products - 0.4%
Cybex International, Inc. (a)	54,303	326,361
LIFE SCIENCES TOOLS & SERVICES - 4.2%
Life Sciences Tools & Services - 4.2%
Advanced Magnetics, Inc. (a)	11,293	674,418
Affymetrix, Inc. (a)	9,300	214,458
Charles River Laboratories International, Inc. (a)	8,100	350,325
Covance, Inc. (a)	9,500	559,645
Exelixis, Inc. (a)	45,900	413,100
Illumina, Inc. (a)	1,618	63,604
Millipore Corp. (a)	8,000	532,800
Pharmaceutical Product Development, Inc.	4,700	151,434
QIAGEN NV (a)	30,200	456,926
Thermo Fisher Scientific, Inc. (a)	4,000	181,160
		3,597,870
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Herbalife Ltd. (a)	5,400	216,864
PHARMACEUTICALS - 30.9%
Pharmaceuticals - 30.9%
Adams Respiratory Therapeutics, Inc. (a)	11,095	452,787
Allergan, Inc.	31,150	3,729,901
Barr Pharmaceuticals, Inc. (a)	9,100	456,092
BioMimetics Therapeutics, Inc.	39,145	516,323
Bristol-Myers Squibb Co.	20,100	529,032
Cadence Pharmaceuticals, Inc.	200	2,464
Cipla Ltd.	17,416	99,230
Elan Corp. PLC sponsored ADR (a)	6,100	89,975
Endo Pharmaceuticals Holdings, Inc. (a)	11,500	317,170
Inyx, Inc. (a)	104,000	242,320
Javelin Pharmaceuticals, Inc. (a)	4,600	23,920
Johnson & Johnson	136,319	8,999,780
Merck & Co., Inc.	111,080	4,843,088
Novartis AG sponsored ADR	3,200	183,808
Pfizer, Inc.	115,940	3,002,846
Roche Holding AG (participation certificate)	1,441	258,303
Schering-Plough Corp.	7,400	174,936
Shire PLC sponsored ADR	4,400	271,744
Wyeth	40,520	2,063,278
Xenoport, Inc. (a)	7,000	171,850
		26,428,847
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - 0.2%
Systems Software - 0.2%
Quality Systems, Inc.	4,452	$ 165,926
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Apparel, Accessories & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)	3,100	156,395
TOTAL COMMON STOCKS (Cost $70,743,593)		85,120,745
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 5.37% (b)	760,065	760,065
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	2,570,315	2,570,315
TOTAL MONEY MARKET FUNDS (Cost $3,330,380)		3,330,380
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $74,073,973)		88,451,125
NET OTHER ASSETS - (3.3)%		(2,804,153)
NET ASSETS - 100%		$ 85,646,972
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $443,245 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc.	11/1/06	$ 287,394
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 1
Inverness Medical Innovations, Inc.	2/8/06	$ 54,459
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,603
Fidelity Securities Lending Cash Central Fund	37,439
Total	$ 57,042

See accompanying notes which are an integral part of the financial statements.

VIP Health Care Portfolio

VIP Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,488,765) - See accompanying schedule: Unaffiliated issuers (cost $70,743,593)	$ 85,120,745
Fidelity Central Funds (cost $3,330,380)	3,330,380
Total Investments (cost $74,073,973)		$ 88,451,125
Receivable for investments sold		60,676
Dividends receivable		122,902
Interest receivable		637
Prepaid expenses		442
Other receivables		4,755
Total assets		88,640,537

Liabilities
Payable to custodian bank	$ 137,131
Payable for investments purchased	193,534
Accrued management fee	41,202
Other affiliated payables	9,309
Other payables and accrued expenses	42,074
Collateral on securities loaned, at value	2,570,315
Total liabilities		2,993,565

Net Assets		$ 85,646,972
Net Assets consist of:
Paid in capital		$ 66,020,901
Undistributed net investment income		303,622
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,946,780
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,375,669
Net Assets		$ 85,646,972

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($69,418,120 ÷ 5,268,965 shares)	$ 13.17

Investor Class: Net Asset Value, offering price and redemption price per share ($16,228,852 ÷ 1,235,349 shares)	$ 13.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Health Care Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 1,040,695
Interest		84
Income from Fidelity Central Funds		57,042
Total income		1,097,821

Expenses
Management fee	$ 568,676
Transfer agent fees	86,044
Accounting and security lending fees	39,567
Custodian fees and expenses	39,880
Independent trustees' compensation	388
Audit	38,691
Legal	2,726
Interest	5,149
Miscellaneous	12,300
Total expenses before reductions	793,421
Expense reductions	(10,918)	782,503
Net investment income (loss)		315,318
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,232,514
Foreign currency transactions	(895)
Total net realized gain (loss)		10,231,619
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,012)	(5,490,461)
Assets and liabilities in foreign currencies	(471)
Total change in net unrealized appreciation (depreciation)		(5,490,932)
Net gain (loss)		4,740,687
Net increase (decrease) in net assets resulting from operations		$ 5,056,005

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 315,318	$ 55,999
Net realized gain (loss)	10,231,619	4,460,592
Change in net unrealized appreciation (depreciation)	(5,490,932)	10,191,871
Net increase (decrease) in net assets resulting from operations	5,056,005	14,708,462
Distributions to shareholders from net investment income	(52,605)	(148,996)
Share transactions - net increase (decrease)	(45,672,265)	45,974,918
Redemption fees	27,198	35,950
Total increase (decrease) in net assets	(40,641,667)	60,570,334

Net Assets
Beginning of period	126,288,639	65,718,305
End of period (including undistributed net investment income of $303,622 and undistributed net investment income of $40,533, respectively)	$ 85,646,972	$ 126,288,639

See accompanying notes which are an integral part of the financial statements.

VIP Health Care Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.39	$ 10.61	$ 9.77	$ 8.41	$ 10.19
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	.03	.04
Net realized and unrealized gain (loss)	.75	1.80	.84	1.33	(1.79)
Total from investment operations	.79	1.81	.87	1.36	(1.75)
Distributions from net investment income	(.01)	(.03)	(.04)	-	(.03)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.01)	(.03)	(.04)	-	(.04)
Redemption fees added to paid in capital C	- G	-G	.01	-G	.01
Net asset value, end of period	$ 13.17	$ 12.39	$ 10.61	$ 9.77	$ 8.41
Total Return A, B	6.34%	17.05%	8.97%	16.17%	(17.08)%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.75%	.77%	.89%	.84%
Expenses net of fee waivers, if any	.77%	.75%	.77%	.89%	.84%
Expenses net of all reductions	.76%	.70%	.76%	.85%	.79%
Net investment income (loss)	.33%	.06%	.26%	.32%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,418	$ 118,928	$ 65,718	$ 52,603	$ 47,471
Portfolio turnover rate E	106%	122%	56%	124%	166%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.37	$ 11.64
Income from Investment Operations
Net investment income (loss) E	.03	(.01)
Net realized and unrealized gain (loss)	.75	.74
Total from investment operations	.78	.73
Distributions from net investment income	(.01)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 13.14	$ 12.37
Total Return B, C, D	6.30%	6.27%
Ratios to Average Net Assets F, I
Expenses before reductions	.90%	.93% A
Expenses net of fee waivers, if any	.90%	.93% A
Expenses net of all reductions	.89%	.89% A
Net investment income (loss)	.20%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,229	$ 7,360
Portfolio turnover rate G	106%	122%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Health Care Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

VIP Health Care Portfolio

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 15,110,601
Unrealized depreciation	(946,153)
Net unrealized appreciation (depreciation)	14,164,448
Undistributed ordinary income	1,053,425
Undistributed long-term capital gain	4,408,200

Cost for federal income tax purposes	$ 74,286,677

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 52,605	$ 148,996

Trading (Redemption) Fees. Initial Class shares and Investor Class shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $106,766,204 and $151,461,884, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 60,948
Investor Class	25,096
$ 86,044

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $754 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,355,429	4.94%	$ 5,149

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $301 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the

VIP Health Care Portfolio

6. Security Lending - continued

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $37,439.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,313 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 45,607	$ 148,996
Investor Class	6,998	-
Total	$ 52,605	$ 148,996

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	473,551	4,761,850	$ 5,954,403	$ 53,913,583
Reinvestment of distributions	3,681	14,204	45,607	148,996
Shares redeemed	(4,806,260)	(1,373,502)	(59,742,246)	(15,341,849)
Net increase (decrease)	(4,329,028)	3,402,552	$ (53,742,236)	$ 38,720,730
Investor Class
Shares sold	994,136	603,209	$ 12,464,919	$ 7,355,143
Reinvestment of distributions	566	-	6,998	-
Shares redeemed	(354,157)	(8,405)	(4,401,946)	(100,955)
Net increase (decrease)	640,545	594,804	$ 8,069,971	$ 7,254,188

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Health Care Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Health Care Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Health Care Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Health Care Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Health Care. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Health Care. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Health Care. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Health Care. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Health Care. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Health Care. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Health Care. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Health Care. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Health Care. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Health Care. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Health Care. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Health Care. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Health Care. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Health Care. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Health Care. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Health Care Portfolio

Distributions

The Board of Trustees of VIP Health Care Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$0.049	$0.812
Investor Class	02/09/07	02/09/07	$0.043	$0.812

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $4,408,200, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed in February 2006, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Health Care Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Health Care Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ( "benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Health Care Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period and the fourth quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.
The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Health Care Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Health Care Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Health Care Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

VHCIC-ANN-0207
1.817373.101

Fidelity® Variable Insurance Products:
Industrials Portfolio
(formerly Cyclical Industries Portfolio)

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Industrials Portfolio

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Industrials, shareholders approved narrowing the fund's policies to invest primarily in companies engaged in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The industrials and materials industries are considered subsets of the cyclical industries sector. The fund is now benchmarked to the MSCI US Investable Market Industrials Index.

Annual Report

VIP Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Industrials - Initial Class	15.71%	12.52%	11.53%
VIP Industrials - Investor Class B	15.43%	12.46%	11.48%

A From July 18, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Industrials Portfolio - Initial Class on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Industrials Portfolio

VIP Industrials Portfolio

Management's Discussion of Fund Performance

Comments from Christopher Bartel, who managed VIP Industrials Portfolio during the period covered by this report

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund outperformed the 14.73% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 15.10% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final three months 1. During the same 12-month period, the fund performed about in line with the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) During the first nine months, the fund edged the Goldman Sachs index, with steel stocks providing the biggest boost, attributable in roughly equal measure to favorable stock selection and an overweighted exposure to that very strong group. Overweighting construction and engineering stocks also was beneficial, but those gains were offset by unfavorable stock picking in the group. WESCO International, an electrical distributor in the commercial space, was the top contributor, benefiting from the continued strength in nonresidential construction markets. Also aiding our results was steel producer Allegheny Technologies. I sold all of our steel holdings by the end of the nine-month period because the new MSCI Industrials benchmark - reflecting the fund's narrower focus - does not have a materials component. Conversely, stock selection in aerospace and defense had a negative impact on the fund's results. Among individual holdings, AirTran Holdings - another stock I sold - hurt performance, as competition with another carrier and high fuel prices hampered the stock. During the final three months, the fund performed about in line with the MSCI index. The biggest positive factor was stock selection in construction/engineering and heavy electrical equipment, with Switzerland-based ABB - a provider of power transmission and automation equipment for utility and industrial customers - taking honors as the top contributor. Conversely, stock picking in trucking held back our results. Individual detractors included aerospace and defense stock United Technologies, which suffered from weak results at its helicopter and heating/air conditioning divisions. Not owning index component Boeing hurt as well.

Note to shareholders: Tobias Welo became Portfolio Manager of the fund on January 4, 2007.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Cyclical Industries Index, which returned 7.65% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Industrials Index, which returned 6.93% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 15.10%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Industrials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,053.90	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class
Actual	$ 1,000.00	$ 1,052.70	$ 4.76
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.79%
Investor Class	.92%

VIP Industrials Portfolio

VIP Industrials Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	23.4	6.6
United Technologies Corp.	7.2	4.7
Honeywell International, Inc.	5.3	3.2
Tyco International Ltd.	5.1	3.1
Danaher Corp.	4.2	0.9
3M Co.	3.8	3.5
Caterpillar, Inc.	3.2	2.2
Burlington Northern Santa Fe Corp.	2.7	1.2
Illinois Tool Works, Inc.	2.3	1.6
Raytheon Co.	2.2	0.8
	59.4
Top Industries (% of fund's net assets)
As of December 31, 2006
Industrial Conglomerates	33.7%
Aerospace & Defense	17.0%
Machinery	15.8%
Road & Rail	8.9%
Electrical Equipment	7.4%
All Others*	17.2%

As of June 30, 2006
Aerospace & Defense	17.0%
Industrial Conglomerates	15.1%
Chemicals	14.4%
Machinery	10.7%
Road & Rail	6.4%
All Others*	36.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Industrials Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 17.0%
Aerospace & Defense - 17.0%
DRS Technologies, Inc.	1,400	$ 73,752
Goodrich Corp.	12,300	560,265
Honeywell International, Inc.	74,900	3,388,476
KBR, Inc.	300	7,848
Precision Castparts Corp.	10,300	806,284
Raytheon Co.	26,700	1,409,760
Spirit AeroSystems Holdings, Inc. Class A	900	30,123
United Technologies Corp.	74,000	4,626,480
		10,902,988
AIR FREIGHT & LOGISTICS - 2.4%
Air Freight & Logistics - 2.4%
Expeditors International of Washington, Inc.	11,200	453,600
Hub Group, Inc. Class A	26,306	724,730
UTI Worldwide, Inc.	12,352	369,325
		1,547,655
AIRLINES - 0.2%
Airlines - 0.2%
US Airways Group, Inc. (a)	2,700	145,395
AUTO COMPONENTS - 0.3%
Auto Parts & Equipment - 0.3%
Amerigon, Inc. (a)	17,764	171,600
BUILDING PRODUCTS - 2.5%
Building Products - 2.5%
American Standard Companies, Inc. (d)	21,010	963,309
Masco Corp.	22,220	663,711
		1,627,020
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Environmental & Facility Services - 1.9%
Waste Management, Inc.	34,000	1,250,180
Office Services & Supplies - 0.6%
Avery Dennison Corp.	5,300	360,029
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,610,209
CONSTRUCTION & ENGINEERING - 5.6%
Construction & Engineering - 5.6%
Chicago Bridge & Iron Co. NV (NY Shares)	6,600	180,444
Foster Wheeler Ltd. (a)	14,500	799,530
Infrasource Services, Inc. (a)	23,500	511,595
Jacobs Engineering Group, Inc. (a)	8,000	652,320
Shaw Group, Inc. (a)	24,300	814,050
SNC-Lavalin Group, Inc.	22,600	609,967
		3,567,906

	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 7.4%
Electrical Components & Equipment - 5.4%
AMETEK, Inc.	10,350	$ 329,544
Cooper Industries Ltd. Class A	12,900	1,166,547
Emerson Electric Co.	29,600	1,305,064
Rockwell Automation, Inc.	5,600	342,048
Roper Industries, Inc.	6,840	343,642
		3,486,845
Heavy Electrical Equipment - 2.0%
ABB Ltd. sponsored ADR	70,700	1,271,186
TOTAL ELECTRICAL EQUIPMENT		4,758,031
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Halliburton Co.	10,100	313,605
INDUSTRIAL CONGLOMERATES - 33.7%
Industrial Conglomerates - 33.7%
3M Co.	31,460	2,451,678
General Electric Co.	402,960	14,994,142
Textron, Inc.	9,800	918,946
Tyco International Ltd.	106,625	3,241,400
		21,606,166
MACHINERY - 15.8%
Construction & Farm Machinery & Heavy Trucks - 6.3%
Caterpillar, Inc.	33,300	2,042,289
Deere & Co.	12,400	1,178,868
Manitowoc Co., Inc.	13,400	796,362
		4,017,519
Industrial Machinery - 9.5%
Danaher Corp. (d)	37,300	2,702,012
Dover Corp.	12,500	612,750
Illinois Tool Works, Inc. (d)	31,600	1,459,604
ITT Corp.	17,700	1,005,714
SPX Corp.	5,200	318,032
		6,098,112
TOTAL MACHINERY		10,115,631
ROAD & RAIL - 8.9%
Railroads - 6.8%
Burlington Northern Santa Fe Corp.	23,100	1,705,011
CSX Corp.	17,400	599,082
Norfolk Southern Corp.	16,360	822,744
Union Pacific Corp.	12,900	1,187,058
		4,313,895
Trucking - 2.1%
Knight Transportation, Inc.	18,200	310,310
Landstar System, Inc.	12,756	487,024
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - CONTINUED
Trucking - continued
Old Dominion Freight Lines, Inc. (a)	10,500	$ 252,735
YRC Worldwide, Inc. (a)	8,200	309,386
		1,359,455
TOTAL ROAD & RAIL		5,673,350
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Trading Companies & Distributors - 1.3%
MSC Industrial Direct Co., Inc. Class A	13,200	516,780
WESCO International, Inc. (a)	5,200	305,812
		822,592
TOTAL COMMON STOCKS (Cost $55,252,581)		62,862,148
Money Market Funds - 5.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	841,274	$ 841,274
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	2,678,275	2,678,275
TOTAL MONEY MARKET FUNDS (Cost $3,519,549)		3,519,549
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $58,772,130)	66,381,697
NET OTHER ASSETS - (3.6)%	(2,292,044)
NET ASSETS - 100%	$ 64,089,653
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,198
Fidelity Securities Lending Cash Central Fund	25,205
Total	$ 80,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,597,675) - See accompanying schedule: Unaffiliated issuers (cost $55,252,581)	$ 62,862,148
Fidelity Central Funds (cost $3,519,549)	3,519,549
Total Investments (cost $58,772,130)		$ 66,381,697
Receivable for investments sold		290,369
Dividends receivable		168,033
Interest receivable		2,424
Prepaid expenses		330
Other receivables		2,383
Total assets		66,845,236

Liabilities
Payable to custodian bank	$ 168
Accrued management fee	30,175
Other affiliated payables	6,973
Other payables and accrued expenses	39,992
Collateral on securities loaned, at value	2,678,275
Total liabilities		2,755,583

Net Assets		$ 64,089,653
Net Assets consist of:
Paid in capital		$ 56,381,945
Undistributed net investment income		641
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		97,465
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,609,602
Net Assets		$ 64,089,653

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($51,331,740 ÷ 3,694,136 shares)	$ 13.90

Investor Class: Net Asset Value, offering price and redemption price per share ($12,757,913 ÷ 920,382 shares)	$ 13.86

See accompanying notes which are an integral part of the financial statements.

VIP Industrials Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 1,007,338
Interest		52
Income from Fidelity Central Funds		80,403
Total income		1,087,793

Expenses
Management fee	$ 356,110
Transfer agent fees	57,907
Accounting and security lending fees	24,869
Custodian fees and expenses	18,341
Independent trustees' compensation	231
Audit	40,611
Legal	1,904
Miscellaneous	6,840
Total expenses before reductions	506,813
Expense reductions	(4,405)	502,408
Net investment income (loss)		585,385
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,682,226
Foreign currency transactions	(273)
Total net realized gain (loss)		7,681,953
Change in net unrealized appreciation (depreciation) on: Investment securities	(718,846)
Assets and liabilities in foreign currencies	(1,851)
Total change in net unrealized appreciation (depreciation)		(720,697)
Net gain (loss)		6,961,256
Net increase (decrease) in net assets resulting from operations		$ 7,546,641

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 585,385	$ 312,263
Net realized gain (loss)	7,681,953	5,980,847
Change in net unrealized appreciation (depreciation)	(720,697)	16,157
Net increase (decrease) in net assets resulting from operations	7,546,641	6,309,267
Distributions to shareholders from net investment income	(587,778)	(330,845)
Distributions to shareholders from net realized gain	(9,197,294)	(4,422,000)
Total distributions	(9,785,072)	(4,752,845)
Share transactions - net increase (decrease)	14,031,048	(11,610,444)
Redemption fees	29,081	22,880
Total increase (decrease) in net assets	11,821,698	(10,031,142)

Net Assets
Beginning of period	52,267,955	62,299,097
End of period (including undistributed net investment income of $641 and undistributed net investment income of $4,930, respectively)	$ 64,089,653	$ 52,267,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.20	$ 13.81	$ 11.16	$ 8.08	$ 10.06
Income from Investment Operations
Net investment income (loss) C	.14	.08	.08 G	.03	(.01)
Net realized and unrealized gain (loss)	2.02	1.70	2.59	3.06	(1.98)
Total from investment operations	2.16	1.78	2.67	3.09	(1.99)
Distributions from net investment income	(.15)	(.10)	(.04)	(.02)	(.01)
Distributions from net realized gain	(2.33)	(1.30)	-	-	-
Total distributions	(2.47) H	(1.40)	(.04)	(.02)	(.01)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.02
Net asset value, end of period	$ 13.90	$ 14.20	$ 13.81	$ 11.16	$ 8.08
Total Return A, B	15.71%	12.88%	24.10%	38.37%	(19.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.79%	.81%	.95%	1.85%	1.44%
Expenses net of fee waivers, if any	.79%	.81%	.95%	1.50%	1.44%
Expenses net of all reductions	.78%	.76%	.90%	1.47%	1.42%
Net investment income (loss)	.95%	.53%	.63% G	.35%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,332	$ 50,332	$ 62,299	$ 19,618	$ 8,284
Portfolio turnover rate E	137%	160%	121%	117%	143%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.00 per share and .04%, respectively. The change in estimate has no impact on total net assets or total return of the class.

H Total distribution of $2.47 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $2.325 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.19	$ 14.55
Income from Investment Operations
Net investment income (loss) E	.12	.02
Net realized and unrealized gain (loss)	2.00	.96
Total from investment operations	2.12	.98
Distributions from net investment income	(.14)	(.09)
Distributions from net realized gain	(2.33)	(1.25)
Total distributions	(2.46) K	(1.34)
Redemption fees added to paid in capital E	.01	- J
Net asset value, end of period	$ 13.86	$ 14.19
Total Return B, C, D	15.43%	6.65%
Ratios to Average Net Assets F, I
Expenses before reductions	.92%	1.08% A
Expenses net of fee waivers, if any	.92%	1.08% A
Expenses net of all reductions	.92%	1.03% A
Net investment income (loss)	.81%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,758	$ 1,936
Portfolio turnover rate G	137%	160%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $2.46 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $2.325 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Industrials Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Industrials Portfolio (the Fund) (formerly VIP Cyclical Industries Portfolio) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,145,124
Unrealized depreciation	(605,554)
Net unrealized appreciation (depreciation)	7,539,570
Undistributed ordinary income	130,697
Undistributed long-term capital gain	37,445

Cost for federal income tax purposes	$ 58,842,127

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 3,917,105	$ 2,446,631
Long-term Capital Gains	5,867,967	2,306,214
Total	$ 9,785,072	$ 4,752,845

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,285,764 and $84,502,584, respectively.

VIP Industrials Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 40,239
Investor Class	17,668
$ 57,907

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $991 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $164 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,205.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,466 for the period.

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,
	2006	2005A
From net investment income
Initial Class	$ 477,491	$ 320,409
Investor Class	110,287	10,436
Total	$ 587,778	$ 330,845
From net realized gain
Initial Class	$ 7,633,932	$ 4,277,055
Investor Class	1,563,362	144,945
Total	$ 9,197,294	$ 4,422,000

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	971,069	823,449	$ 14,819,374	$ 11,500,259
Reinvestment of distributions	581,159	321,225	8,111,423	4,597,464
Shares redeemed	(1,401,453)	(2,110,942)	(20,744,056)	(29,696,282)
Net increase (decrease)	150,775	(966,268)	$ 2,186,741	$ (13,598,559)
Investor Class
Shares sold	853,271	127,583	$ 12,967,127	$ 1,862,351
Reinvestment of distributions	120,766	10,851	1,673,649	155,381
Shares redeemed	(190,154)	(1,935)	(2,796,469)	(29,617)
Net increase (decrease)	783,883	136,499	$ 11,844,307	$ 1,988,115

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Industrials Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Industrials Portfolio (formerly VIP Cyclical Industries Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Industrials Portfolio (formerly VIP Cyclical Industries Portfolio)(a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Industrials Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Industrials. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Industrials. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Industrials. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Industrials. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Industrials. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Industrials. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Industrials. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Industrials. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Industrials. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Industrials. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Industrials. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Industrials. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Industrials. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Industrials. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Industrials. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Industrials Portfolio

Distributions

The Board of Trustees of VIP Industrials Portfolio (formerly VIP Cyclical Industries Portfolio) voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.04
Investor Class	02/09/07	02/09/07	$.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $5,237,342, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 30%; and Investor Class designates 30% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
PROPOSAL 3A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	4,053,444.71	89.683
Against	295,431.08	6.536
Abstain	170,882.15	3.781
TOTAL	4,519,757.94	100.000
PROPOSAL 3B
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	4,099,229.32	90.696
Against	232,095.07	5.135
Abstain	188,433.55	4.169
TOTAL	4,519,757.94	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Industrials Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP Industrials Portfolio (formerly Cyclical Industries Portfolio)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Industrials Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Industrials Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Industrials Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Industrials Portfolio

Annual Report

VIP Industrials Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCYLIC-ANN-0207
1.817361.101

Fidelity® Variable Insurance Products:
International Capital Appreciation Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 Year	Life of FundA
VIP International Capital Appreciation - Initial Class	14.49%	14.58%
VIP International Capital Appreciation - Service Class	14.30%	14.44%
VIP International Capital Appreciation - Service Class 2	14.14%	14.29%
VIP International Capital Appreciation - Initial Class R	14.50%	14.59%
VIP International Capital Appreciation - Service Class R	14.30%	14.44%
VIP International Capital Appreciation - Service Class 2R	14.14%	14.29%
VIP International Capital Appreciation - Investor Class R B	14.23%	14.45%

A From December 22, 2004.

B The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class R. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World (MSCI ACWI) ex USA Index performed over the same period.

Annual Report

VIP International Capital Appreciation Portfolio

Management's Discussion of Fund Performance

Comments from Darren Maupin, who became Portfolio Manager of VIP International Capital Appreciation Fund on October 2, 2006

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. The European component of the MSCI EAFE, representing two-thirds of the index on average during the period, was up roughly 34%, riding the tail winds of strong profit growth and booming merger-and-acquisition activity. Japan, on the other hand, accounting for roughly one-fourth of the index, was up only modestly, struggling with a weak yen and slowing consumer spending.

For the year ending December 31, 2006, the fund trailed the Morgan Stanley Capital InternationalSM All Country World ex USA Index (MSCI ACWI), which rose 26.83%. (For specific portfolio performance results, please refer to the performance section of this report.) This shortfall came mostly from unfavorable stock selection. Inopportune picks in the financials sector hurt the most, followed by weak selection in energy, industrials and materials. Regionally, the fund's weakest picks were in the United States, Japan, Europe, and several of the emerging markets. The biggest individual detractors included Japanese brokerage firm Nikko Cordial, Japanese materials company Nitto Denko and U.S.-listed cable operator NTL, which is a British firm. With the exception of NTL, none of these detractors was held in the portfolio at period end. The fund's cash position increased to about 9% by period end - much of this coming as I repositioned the fund - and that uninvested cash cost the fund some performance as well. Conversely, favorable market selection in information technology and energy, plus good stock selection in the software/services group, helped. Beneficial holdings included Italian manufacturing conglomerate Fiat and French energy services firm Geophysique. Favorable currency movements caused by a weakening U.S. dollar contributed to the fund's absolute return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,125.70	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Service Class
Actual	$ 1,000.00	$ 1,123.90	$ 6.42
Hypothetical A	$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2
Actual	$ 1,000.00	$ 1,124.30	$ 7.23
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R
Actual	$ 1,000.00	$ 1,124.90	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Service Class R
Actual	$ 1,000.00	$ 1,123.90	$ 6.42
Hypothetical A	$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2R
Actual	$ 1,000.00	$ 1,124.30	$ 7.23
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R
Actual	$ 1,000.00	$ 1,124.10	$ 6.69
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP International Capital Appreciation Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	1.10%
Service Class	1.20%
Service Class 2	1.35%
Initial Class R	1.10%
Service Class R	1.20%
Service Class 2R	1.35%
Investor Class R	1.25%

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2006
United States of America	24.1%
Canada	12.6%
France	10.2%
Netherlands	9.7%
United Kingdom	8.4%
Germany	8.1%
Argentina	3.9%
Luxembourg	3.6%
Switzerland	3.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2006
Japan	18.4%
France	17.0%
United States of America	12.6%
Germany	10.2%
Switzerland	9.5%
Canada	4.9%
Korea (South)	4.3%
United Kingdom	4.2%
Netherlands	4.2%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	90.8	93.2
Short-Term Investments and Net Other Assets	9.2	6.8
Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
SES Global SA FDR unit (Luxembourg, Media)	3.6	0.0
Deere & Co. (United States of America, Machinery)	3.4	0.0
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	3.4	2.1
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.4	2.1
Lanxess AG (Germany, Chemicals)	3.4	0.0
Renault SA (France, Automobiles)	3.3	1.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	2.9	0.0
Koninklijke Philips Electronics NV (Netherlands, Household Durables)	2.8	0.0
Pearson PLC (United Kingdom, Media)	2.8	0.0
Nintendo Co. Ltd. (Japan, Software)	2.8	0.0
	31.8
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.8	8.1
Materials	17.1	5.2
Energy	12.6	11.8
Consumer Staples	12.1	6.8
Industrials	8.7	10.1
Financials	6.8	30.6
Health Care	4.5	8.9
Information Technology	3.7	9.2
Utilities	2.5	2.5

Annual Report

VIP International Capital Appreciation Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
Argentina - 3.9%
Cresud S.A.C.I.F. y A. sponsored ADR	44,000	$ 770,000
Inversiones y Representaciones SA sponsored GDR (a)	46,500	786,315
Pampa Holding SA (a)	244,400	182,567
TOTAL ARGENTINA		1,738,882
Austria - 2.1%
Flughafen Wien AG	9,700	952,762
Canada - 12.6%
Abitibi-Consolidated, Inc.	397,100	1,018,292
Aquiline Resources, Inc. (a)	25,700	162,664
Aquiline Resources, Inc. (a)(e)	32,400	184,563
Canadian Natural Resources Ltd.	28,700	1,529,764
Catalyst Paper Corp. (a)	146,300	445,425
NuVista Energy Ltd. (a)	31,400	350,086
ProEx Energy Ltd. (a)	37,300	411,068
Saskatchewan Wheat Pool, Inc. (a)	64,400	489,904
Suncor Energy, Inc.	13,700	1,078,493
TOTAL CANADA		5,670,259
Cayman Islands - 2.7%
GlobalSantaFe Corp.	21,000	1,234,380
Czech Republic - 1.6%
Philip Morris CR AS	1,350	702,443
France - 10.2%
Compagnie Generale de Geophysique SA (a)(d)	3,300	715,364
Icade SA	13,546	855,722
Neopost SA	3,273	411,145
Pernod Ricard SA	4,769	1,095,510
Renault SA	12,396	1,489,233
TOTAL FRANCE		4,566,974
Germany - 8.1%
E.ON AG	8,400	1,138,788
KarstadtQuelle AG (a)(d)	34,300	994,412
Lanxess AG (a)	26,800	1,503,000
TOTAL GERMANY		3,636,200
Italy - 2.7%
Fiat Spa (a)(d)	63,600	1,214,802
Japan - 2.8%
Nintendo Co. Ltd.	4,800	1,245,863
Luxembourg - 3.6%
SES Global SA FDR unit	93,058	1,621,687
Netherlands - 9.7%
CNH Global NV	30,600	835,380
Koninklijke Philips Electronics NV	34,000	1,277,720
Nutreco Holding NV	16,100	1,049,795
Reed Elsevier NV	71,300	1,216,163
TOTAL NETHERLANDS		4,379,058

	Shares	Value (Note 1)
Philippines - 0.8%
DMCI Holdings, Inc.	1,328,000	$ 165,154
Semirara Mining Corp.	519,100	193,141
TOTAL PHILIPPINES		358,295
South Africa - 2.1%
Gold Fields Ltd. sponsored ADR	49,800	940,224
Sweden - 1.1%
Atlas Copco AB (A Shares)	15,400	517,405
Switzerland - 3.5%
Actelion Ltd. (Reg.) (a)	2,263	497,546
Bucher Holding AG	860	93,341
Syngenta AG sponsored ADR	26,300	976,782
TOTAL SWITZERLAND		1,567,669
United Kingdom - 8.4%
Benfield Group PLC	174,000	1,218,316
Pearson PLC	82,900	1,252,637
Tesco PLC	162,600	1,288,172
TOTAL UNITED KINGDOM		3,759,125
United States of America - 14.9%
Deere & Co.	16,300	1,549,641
Monsanto Co.	22,000	1,155,660
Newmont Mining Corp.	27,500	1,241,625
NTL, Inc.	48,150	1,215,306
Synthes, Inc.	12,663	1,509,442
TOTAL UNITED STATES OF AMERICA		6,671,674
TOTAL COMMON STOCKS (Cost $36,176,403)		40,777,702
Money Market Funds - 14.5%

Fidelity Cash Central Fund, 5.37% (b)	4,024,953	4,024,953
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	2,478,800	2,478,800
TOTAL MONEY MARKET FUNDS (Cost $6,503,753)		6,503,753
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $42,680,156)		47,281,455
NET OTHER ASSETS - (5.3)%		(2,363,570)
NET ASSETS - 100%		$ 44,917,885
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $184,563 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 134,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 115,596
Fidelity Securities Lending Cash Central Fund	17,084
Total	$ 132,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP International Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,369,091) - See accompanying schedule: Unaffiliated issuers (cost $36,176,403)	$ 40,777,702
Fidelity Central Funds (cost $6,503,753)	6,503,753
Total Investments (cost $42,680,156)		$ 47,281,455
Foreign currency held at value (cost $35)		35
Receivable for investments sold		112,619
Dividends receivable		36,540
Interest receivable		15,911
Prepaid expenses		196
Receivable from investment adviser for expense reductions		17,897
Other receivables		21,394
Total assets		47,486,047

Liabilities
Payable for investments purchased	$ 747
Accrued management fee	26,184
Distribution fees payable	280
Other affiliated payables	6,804
Other payables and accrued expenses	55,347
Collateral on securities loaned, at value	2,478,800
Total liabilities		2,568,162

Net Assets		$ 44,917,885
Net Assets consist of:
Paid in capital		$ 40,056,323
Undistributed net investment income		1,561
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		257,578
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,602,423
Net Assets		$ 44,917,885

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,356,944 ÷ 107,019 shares)	$ 12.68

Service Class: Net Asset Value, offering price and redemption price per share ($394,317 ÷ 31,116 shares)	$ 12.67

Service Class 2: Net Asset Value, offering price and redemption price per share ($524,155 ÷ 41,376 shares)	$ 12.67

Initial Class R: Net Asset Value, offering price and redemption price per share ($17,219,299 ÷ 1,357,964 shares)	$ 12.68

Service Class R: Net Asset Value, offering price and redemption price per share ($394,317 ÷ 31,116 shares)	$ 12.67

Service Class 2R: Net Asset Value, offering price and redemption price per share ($524,156 ÷ 41,376 shares)	$ 12.67

Investor Class R: Net Asset Value, offering price and redemption price per share ($24,504,697 ÷ 1,936,828 shares)	$ 12.65

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 680,994
Interest		170
Income from Fidelity Central Funds		132,680
		813,844
Less foreign taxes withheld		(76,733)
Total income		737,111

Expenses
Management fee	$ 269,846
Transfer agent fees	53,646
Distribution fees	3,116
Accounting and security lending fees	20,848
Custodian fees and expenses	164,983
Independent trustees' compensation	132
Audit	68,331
Legal	11,579
Miscellaneous	4,482
Total expenses before reductions	596,963
Expense reductions	(185,574)	411,389
Net investment income (loss)		325,722
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $17,965)	1,341,632
Foreign currency transactions	(29,882)
Total net realized gain (loss)		1,311,750
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,289)	3,054,187
Assets and liabilities in foreign currencies	1,343
Total change in net unrealized appreciation (depreciation)		3,055,530
Net gain (loss)		4,367,280
Net increase (decrease) in net assets resulting from operations		$ 4,693,002

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 325,722	$ 36,898
Net realized gain (loss)	1,311,750	75,776
Change in net unrealized appreciation (depreciation)	3,055,530	1,498,698
Net increase (decrease) in net assets resulting from operations	4,693,002	1,611,372
Distributions to shareholders from net investment income	(324,160)	(36,055)
Distributions to shareholders from net realized gain	(1,106,887)	(24,458)
Total distributions	(1,431,047)	(60,513)
Share transactions - net increase (decrease)	20,509,608	17,530,687
Redemption fees	15,654	310
Total increase (decrease) in net assets	23,787,217	19,081,856

Net Assets
Beginning of period	21,130,668	2,048,812
End of period (including undistributed net investment income of $1,561, and undistributed net investment income of $0, respectively)	$ 44,917,885	$ 21,130,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.06	- J
Net realized and unrealized gain (loss)	1.54	1.21	.24
Total from investment operations	1.65	1.27	.24
Distributions from net investment income	(.10)	(.02)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.43) L	(.05) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.68	$ 11.46	$ 10.24
Total Return B, C, D	14.49%	12.37%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	3.55%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.00%	.91%	.92% A
Net investment income (loss)	.95%	.53%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,357	$ 9,367	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.10	- J
Net realized and unrealized gain (loss)	1.53	1.16	.24
Total from investment operations	1.63	1.26	.24
Distributions from net investment income	(.08)	(.01)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.42) L	(.04) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.10%	1.01%	1.01% A
Net investment income (loss)	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 394	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share.

L Total distribution of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.09	- J
Net realized and unrealized gain (loss)	1.53	1.15	.24
Total from investment operations	1.61	1.24	.24
Distributions from net investment income	(.07)	-	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.40) L	(.02) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.25%	1.16%	1.17% A
Net investment income (loss)	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 459	$ 410
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.02 per share is comprised of distributions from net investment income of $.00 and distributions from net realized gain of $.02 per share.

L Total distribution of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.11	- J
Net realized and unrealized gain (loss)	1.54	1.16	.24
Total from investment operations	1.65	1.27	.24
Distributions from net investment income	(.10)	(.02)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.43) L	(.05) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.68	$ 11.46	$ 10.24
Total Return B, C, D	14.50%	12.37%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	4.25%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.00%	.91%	.92% A
Net investment income (loss)	.95%	1.08%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,219	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.10	- J
Net realized and unrealized gain (loss)	1.53	1.16	.24
Total from investment operations	1.63	1.26	.24
Distributions from net investment income	(.08)	(.01)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.42) L	(.04) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.10%	1.01%	1.01% A
Net investment income (loss)	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 394	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share.

L Total distribution of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.09	- J
Net realized and unrealized gain (loss)	1.53	1.15	.24
Total from investment operations	1.61	1.24	.24
Distributions from net investment income	(.07)	-	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.40) L	(.02) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.25%	1.16%	1.17% A
Net investment income (loss)	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 459	$ 410
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.02 per share is comprised of distributions from net investment income of $.00 and distributions from net realized gain of $.02 per share.

L Total distribution of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Financial Highlights - Investor Class R

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.32
Income from Investment Operations
Net investment income (loss) E	.09	.01
Net realized and unrealized gain (loss)	1.53	1.16
Total from investment operations	1.62	1.17
Distributions from net investment income	(.10)	(.02)
Distributions from net realized gain	(.34)	(.01)
Total distributions	(.43) L	(.03) K
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 12.65	$ 11.46
Total Return B, C, D	14.23%	11.39%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.15%	1.06% A
Net investment income (loss)	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,505	$ 9,810
Portfolio turnover rate G	185%	176%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.03 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.013 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP International Capital Appreciation Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,681,132
Unrealized depreciation	(263,567)
Net unrealized appreciation (depreciation)	4,417,565
Undistributed ordinary income	396,868
Undistributed long-term capital gain	47,130

Cost for federal income tax purposes	$ 42,863,890

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 779,358	$ 60,513
Long-term Capital Gains	651,689	-
Total	$ 1,431,047	$ 60,513

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $81,746,007 and $65,476,684, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 361
Service Class 2	1,197
Service Class R	361
Service Class 2 R	1,197
$ 3,116

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class R pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class R pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,361
Service Class	241
Service Class 2	321
Initial Class R	10,268
Service Class R	241
Service Class 2R	321
Investor Class R	38,893
$ 53,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request . In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

VIP International Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $313 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $83 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $17,084.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 22,307
Service Class	1.20%	1,504
Service Class 2	1.35%	2,003
Initial Class R	1.10%	46,535
Service Class R	1.20%	1,504
Service Class 2R	1.35%	2,002
Investor Class R	1.25%	72,427
		$ 148,282

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,292 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 9,863	$ 17,173
Service Class	2,538	360
Service Class 2	2,655	-
Initial Class R	126,136	661
Service Class R	2,538	360
Service Class 2R	2,655	-
Investor Class R	177,775	17,501
Total	$ 324,160	$ 36,055
From net realized gain
Initial Class	$ 82,024	$ 10,447
Service Class	10,116	690
Service Class 2	13,470	800
Initial Class R	382,391	690
Service Class R	10,116	690
Service Class 2R	13,470	800
Investor Class R	595,300	10,341
Total	$ 1,106,887	$ 24,458

A Distributions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	551,473	921,874	$ 6,530,542	$ 9,755,347
Reinvestment of distributions	7,645	2,426	91,887	27,620
Shares redeemed	(1,269,330)	(137,070)	(14,879,275)	(1,461,993)
Net increase (decrease)	(710,212)	787,230	$ (8,256,846)	$ 8,320,974
Service Class
Reinvestment of distributions	1,019	96	12,654	1,051
Net increase (decrease)	1,019	96	$ 12,654	$ 1,051
Service Class 2
Reinvestment of distributions	1,300	75	16,125	800
Net increase (decrease)	1,300	75	$ 16,125	$ 800
Initial Class R
Shares sold	1,743,214	-	$ 20,660,149	$ -
Reinvestment of distributions	40,625	122	508,527	1,351
Shares redeemed	(455,998)	-	(5,371,545)	-
Net increase (decrease)	1,327,841	122	$ 15,797,131	$ 1,351
Service Class R
Reinvestment of distributions	1,019	96	12,654	1,051
Net increase (decrease)	1,019	96	$ 12,654	$ 1,051
Service Class 2R
Reinvestment of distributions	1,300	75	16,125	800
Net increase (decrease)	1,300	75	$ 16,125	$ 800
Investor Class R
Shares sold	1,447,148	854,371	$ 17,211,509	$ 9,182,604
Reinvestment of distributions	62,199	2,444	773,075	27,842
Shares redeemed	(428,813)	(521)	(5,072,819)	(5,786)
Net increase (decrease)	1,080,534	856,294	$ 12,911,765	$ 9,204,660

A Share transactions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP International Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP International Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP International Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of VIP International Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of VIP International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of VIP International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP International Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-
present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP International Capital Appreciation Portfolio

Distributions

The Board of Trustees of VIP International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$0.125
Service Class	02/09/07	02/09/07	$0.125
Service Class 2	02/09/07	02/09/07	$0.125

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006 $698,819, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/22/06	$0.185	$0.028
Service Class	12/22/06	$0.176	$0.028
Service Class 2	12/22/06	$0.161	$0.028

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP International Capital Appreciation Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class R), as well as the fund's relative investment performance for each class (except Investor Class R) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Service Class 2 and Initial Class of the fund, the total returns of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class R of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP International Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the period shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP International Capital Appreciation Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Initial Class R ranked below its competitive median for 2005, and the total expenses of each of Investor Class R, Service Class, Service Class 2, Service Class R and Service Class 2 R ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class R was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP International Capital Appreciation Portfolio

Annual Report

VIP International Capital Appreciation Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAP-ANN-0207
1.811843.102

Fidelity® Variable Insurance Products:
International Capital Appreciation Portfolio - Class R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 Year	Life of FundA
VIP International Capital Appreciation - Initial Class	14.49%	14.58%
VIP International Capital Appreciation - Service Class	14.30%	14.44%
VIP International Capital Appreciation - Service Class 2	14.14%	14.29%
VIP International Capital Appreciation - Initial Class R	14.50%	14.59%
VIP International Capital Appreciation - Service Class R	14.30%	14.44%
VIP International Capital Appreciation - Service Class 2R	14.14%	14.29%
VIP International Capital Appreciation - Investor Class R B	14.23%	14.45%

A From December 22, 2004.

B The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class R. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class R on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World (MSCI ACWI) ex USA Index performed over the same period.

Annual Report

VIP International Capital Appreciation Portfolio

Management's Discussion of Fund Performance

Comments from Darren Maupin, who became Portfolio Manager of VIP International Capital Appreciation Fund on October 2, 2006

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. The European component of the MSCI EAFE, representing two-thirds of the index on average during the period, was up roughly 34%, riding the tail winds of strong profit growth and booming merger-and-acquisition activity. Japan, on the other hand, accounting for roughly one-fourth of the index, was up only modestly, struggling with a weak yen and slowing consumer spending.

For the year ending December 31, 2006, the fund trailed the Morgan Stanley Capital InternationalSM All Country World ex USA Index (MSCI ACWI), which rose 26.83%. (For specific portfolio performance results, please refer to the performance section of this report.) This shortfall came mostly from unfavorable stock selection. Inopportune picks in the financials sector hurt the most, followed by weak selection in energy, industrials and materials. Regionally, the fund's weakest picks were in the United States, Japan, Europe, and several of the emerging markets. The biggest individual detractors included Japanese brokerage firm Nikko Cordial, Japanese materials company Nitto Denko and U.S.-listed cable operator NTL, which is a British firm. With the exception of NTL, none of these detractors was held in the portfolio at period end. The fund's cash position increased to about 9% by period end - much of this coming as I repositioned the fund - and that uninvested cash cost the fund some performance as well. Conversely, favorable market selection in information technology and energy, plus good stock selection in the software/services group, helped. Beneficial holdings included Italian manufacturing conglomerate Fiat and French energy services firm Geophysique. Favorable currency movements caused by a weakening U.S. dollar contributed to the fund's absolute return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,125.70	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Service Class
Actual	$ 1,000.00	$ 1,123.90	$ 6.42
Hypothetical A	$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2
Actual	$ 1,000.00	$ 1,124.30	$ 7.23
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R
Actual	$ 1,000.00	$ 1,124.90	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.66	$ 5.60
Service Class R
Actual	$ 1,000.00	$ 1,123.90	$ 6.42
Hypothetical A	$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2R
Actual	$ 1,000.00	$ 1,124.30	$ 7.23
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R
Actual	$ 1,000.00	$ 1,124.10	$ 6.69
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

VIP International Capital Appreciation Portfolio
Shareholder Expense Example - continued

Annualized Expense Ratio
Initial Class	1.10%
Service Class	1.20%
Service Class 2	1.35%
Initial Class R	1.10%
Service Class R	1.20%
Service Class 2R	1.35%
Investor Class R	1.25%

VIP International Capital Appreciation Portfolio

VIP International Capital Appreciation Portfolio

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2006
United States of America	24.1%
Canada	12.6%
France	10.2%
Netherlands	9.7%
United Kingdom	8.4%
Germany	8.1%
Argentina	3.9%
Luxembourg	3.6%
Switzerland	3.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2006
Japan	18.4%
France	17.0%
United States of America	12.6%
Germany	10.2%
Switzerland	9.5%
Canada	4.9%
Korea (South)	4.3%
United Kingdom	4.2%
Netherlands	4.2%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	90.8	93.2
Short-Term Investments and Net Other Assets	9.2	6.8
Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
SES Global SA FDR unit (Luxembourg, Media)	3.6	0.0
Deere & Co. (United States of America, Machinery)	3.4	0.0
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	3.4	2.1
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.4	2.1
Lanxess AG (Germany, Chemicals)	3.4	0.0
Renault SA (France, Automobiles)	3.3	1.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	2.9	0.0
Koninklijke Philips Electronics NV (Netherlands, Household Durables)	2.8	0.0
Pearson PLC (United Kingdom, Media)	2.8	0.0
Nintendo Co. Ltd. (Japan, Software)	2.8	0.0
	31.8
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.8	8.1
Materials	17.1	5.2
Energy	12.6	11.8
Consumer Staples	12.1	6.8
Industrials	8.7	10.1
Financials	6.8	30.6
Health Care	4.5	8.9
Information Technology	3.7	9.2
Utilities	2.5	2.5

Annual Report

VIP International Capital Appreciation Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
Argentina - 3.9%
Cresud S.A.C.I.F. y A. sponsored ADR	44,000	$ 770,000
Inversiones y Representaciones SA sponsored GDR (a)	46,500	786,315
Pampa Holding SA (a)	244,400	182,567
TOTAL ARGENTINA		1,738,882
Austria - 2.1%
Flughafen Wien AG	9,700	952,762
Canada - 12.6%
Abitibi-Consolidated, Inc.	397,100	1,018,292
Aquiline Resources, Inc. (a)	25,700	162,664
Aquiline Resources, Inc. (a)(e)	32,400	184,563
Canadian Natural Resources Ltd.	28,700	1,529,764
Catalyst Paper Corp. (a)	146,300	445,425
NuVista Energy Ltd. (a)	31,400	350,086
ProEx Energy Ltd. (a)	37,300	411,068
Saskatchewan Wheat Pool, Inc. (a)	64,400	489,904
Suncor Energy, Inc.	13,700	1,078,493
TOTAL CANADA		5,670,259
Cayman Islands - 2.7%
GlobalSantaFe Corp.	21,000	1,234,380
Czech Republic - 1.6%
Philip Morris CR AS	1,350	702,443
France - 10.2%
Compagnie Generale de Geophysique SA (a)(d)	3,300	715,364
Icade SA	13,546	855,722
Neopost SA	3,273	411,145
Pernod Ricard SA	4,769	1,095,510
Renault SA	12,396	1,489,233
TOTAL FRANCE		4,566,974
Germany - 8.1%
E.ON AG	8,400	1,138,788
KarstadtQuelle AG (a)(d)	34,300	994,412
Lanxess AG (a)	26,800	1,503,000
TOTAL GERMANY		3,636,200
Italy - 2.7%
Fiat Spa (a)(d)	63,600	1,214,802
Japan - 2.8%
Nintendo Co. Ltd.	4,800	1,245,863
Luxembourg - 3.6%
SES Global SA FDR unit	93,058	1,621,687
Netherlands - 9.7%
CNH Global NV	30,600	835,380
Koninklijke Philips Electronics NV	34,000	1,277,720
Nutreco Holding NV	16,100	1,049,795
Reed Elsevier NV	71,300	1,216,163
TOTAL NETHERLANDS		4,379,058

	Shares	Value (Note 1)
Philippines - 0.8%
DMCI Holdings, Inc.	1,328,000	$ 165,154
Semirara Mining Corp.	519,100	193,141
TOTAL PHILIPPINES		358,295
South Africa - 2.1%
Gold Fields Ltd. sponsored ADR	49,800	940,224
Sweden - 1.1%
Atlas Copco AB (A Shares)	15,400	517,405
Switzerland - 3.5%
Actelion Ltd. (Reg.) (a)	2,263	497,546
Bucher Holding AG	860	93,341
Syngenta AG sponsored ADR	26,300	976,782
TOTAL SWITZERLAND		1,567,669
United Kingdom - 8.4%
Benfield Group PLC	174,000	1,218,316
Pearson PLC	82,900	1,252,637
Tesco PLC	162,600	1,288,172
TOTAL UNITED KINGDOM		3,759,125
United States of America - 14.9%
Deere & Co.	16,300	1,549,641
Monsanto Co.	22,000	1,155,660
Newmont Mining Corp.	27,500	1,241,625
NTL, Inc.	48,150	1,215,306
Synthes, Inc.	12,663	1,509,442
TOTAL UNITED STATES OF AMERICA		6,671,674
TOTAL COMMON STOCKS (Cost $36,176,403)		40,777,702
Money Market Funds - 14.5%

Fidelity Cash Central Fund, 5.37% (b)	4,024,953	4,024,953
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	2,478,800	2,478,800
TOTAL MONEY MARKET FUNDS (Cost $6,503,753)		6,503,753
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $42,680,156)		47,281,455
NET OTHER ASSETS - (5.3)%		(2,363,570)
NET ASSETS - 100%		$ 44,917,885
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $184,563 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 134,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 115,596
Fidelity Securities Lending Cash Central Fund	17,084
Total	$ 132,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP International Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,369,091) - See accompanying schedule: Unaffiliated issuers (cost $36,176,403)	$ 40,777,702
Fidelity Central Funds (cost $6,503,753)	6,503,753
Total Investments (cost $42,680,156)		$ 47,281,455
Foreign currency held at value (cost $35)		35
Receivable for investments sold		112,619
Dividends receivable		36,540
Interest receivable		15,911
Prepaid expenses		196
Receivable from investment adviser for expense reductions		17,897
Other receivables		21,394
Total assets		47,486,047

Liabilities
Payable for investments purchased	$ 747
Accrued management fee	26,184
Distribution fees payable	280
Other affiliated payables	6,804
Other payables and accrued expenses	55,347
Collateral on securities loaned, at value	2,478,800
Total liabilities		2,568,162

Net Assets		$ 44,917,885
Net Assets consist of:
Paid in capital		$ 40,056,323
Undistributed net investment income		1,561
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		257,578
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,602,423
Net Assets		$ 44,917,885

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,356,944 ÷ 107,019 shares)	$ 12.68

Service Class: Net Asset Value, offering price and redemption price per share ($394,317 ÷ 31,116 shares)	$ 12.67

Service Class 2: Net Asset Value, offering price and redemption price per share ($524,155 ÷ 41,376 shares)	$ 12.67

Initial Class R: Net Asset Value, offering price and redemption price per share ($17,219,299 ÷ 1,357,964 shares)	$ 12.68

Service Class R: Net Asset Value, offering price and redemption price per share ($394,317 ÷ 31,116 shares)	$ 12.67

Service Class 2R: Net Asset Value, offering price and redemption price per share ($524,156 ÷ 41,376 shares)	$ 12.67

Investor Class R: Net Asset Value, offering price and redemption price per share ($24,504,697 ÷ 1,936,828 shares)	$ 12.65

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 680,994
Interest		170
Income from Fidelity Central Funds		132,680
		813,844
Less foreign taxes withheld		(76,733)
Total income		737,111

Expenses
Management fee	$ 269,846
Transfer agent fees	53,646
Distribution fees	3,116
Accounting and security lending fees	20,848
Custodian fees and expenses	164,983
Independent trustees' compensation	132
Audit	68,331
Legal	11,579
Miscellaneous	4,482
Total expenses before reductions	596,963
Expense reductions	(185,574)	411,389
Net investment income (loss)		325,722
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $17,965)	1,341,632
Foreign currency transactions	(29,882)
Total net realized gain (loss)		1,311,750
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,289)	3,054,187
Assets and liabilities in foreign currencies	1,343
Total change in net unrealized appreciation (depreciation)		3,055,530
Net gain (loss)		4,367,280
Net increase (decrease) in net assets resulting from operations		$ 4,693,002

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 325,722	$ 36,898
Net realized gain (loss)	1,311,750	75,776
Change in net unrealized appreciation (depreciation)	3,055,530	1,498,698
Net increase (decrease) in net assets resulting from operations	4,693,002	1,611,372
Distributions to shareholders from net investment income	(324,160)	(36,055)
Distributions to shareholders from net realized gain	(1,106,887)	(24,458)
Total distributions	(1,431,047)	(60,513)
Share transactions - net increase (decrease)	20,509,608	17,530,687
Redemption fees	15,654	310
Total increase (decrease) in net assets	23,787,217	19,081,856

Net Assets
Beginning of period	21,130,668	2,048,812
End of period (including undistributed net investment income of $1,561, and undistributed net investment income of $0, respectively)	$ 44,917,885	$ 21,130,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.06	- J
Net realized and unrealized gain (loss)	1.54	1.21	.24
Total from investment operations	1.65	1.27	.24
Distributions from net investment income	(.10)	(.02)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.43) L	(.05) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.68	$ 11.46	$ 10.24
Total Return B, C, D	14.49%	12.37%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	3.55%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.00%	.91%	.92% A
Net investment income (loss)	.95%	.53%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,357	$ 9,367	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.10	- J
Net realized and unrealized gain (loss)	1.53	1.16	.24
Total from investment operations	1.63	1.26	.24
Distributions from net investment income	(.08)	(.01)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.42) L	(.04) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.10%	1.01%	1.01% A
Net investment income (loss)	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 394	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share.

L Total distribution of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.09	- J
Net realized and unrealized gain (loss)	1.53	1.15	.24
Total from investment operations	1.61	1.24	.24
Distributions from net investment income	(.07)	-	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.40) L	(.02) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.25%	1.16%	1.17% A
Net investment income (loss)	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 459	$ 410
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.02 per share is comprised of distributions from net investment income of $.00 and distributions from net realized gain of $.02 per share.

L Total distribution of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.11	- J
Net realized and unrealized gain (loss)	1.54	1.16	.24
Total from investment operations	1.65	1.27	.24
Distributions from net investment income	(.10)	(.02)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.43) L	(.05) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.68	$ 11.46	$ 10.24
Total Return B, C, D	14.50%	12.37%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.46%	4.25%	43.27% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.00%	.91%	.92% A
Net investment income (loss)	.95%	1.08%	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,219	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.05 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.023 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.10	- J
Net realized and unrealized gain (loss)	1.53	1.16	.24
Total from investment operations	1.63	1.26	.24
Distributions from net investment income	(.08)	(.01)	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.42) L	(.04) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.30%	12.27%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.62%	4.35%	43.36% A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.10%	1.01%	1.01% A
Net investment income (loss)	.85%	.98%	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 394	$ 345	$ 307
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.04 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.023 per share.

L Total distribution of $.42 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.335 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.09	- J
Net realized and unrealized gain (loss)	1.53	1.15	.24
Total from investment operations	1.61	1.24	.24
Distributions from net investment income	(.07)	-	-
Distributions from net realized gain	(.34)	(.02)	-
Total distributions	(.40) L	(.02) K	-
Redemption fees added to paid in capital E	- J	- J	-
Net asset value, end of period	$ 12.67	$ 11.46	$ 10.24
Total Return B, C, D	14.14%	12.12%	2.40%
Ratios to Average Net Assets F, I
Expenses before reductions	1.77%	4.50%	43.51% A
Expenses net of fee waivers, if any	1.35%	1.35%	1.35% A
Expenses net of all reductions	1.25%	1.16%	1.17% A
Net investment income (loss)	.70%	.83%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 524	$ 459	$ 410
Portfolio turnover rate G	185%	176%	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 22, 2004 (commencement of operations) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.02 per share is comprised of distributions from net investment income of $.00 and distributions from net realized gain of $.02 per share.

L Total distribution of $.40 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio

Financial Highlights - Investor Class R

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.32
Income from Investment Operations
Net investment income (loss) E	.09	.01
Net realized and unrealized gain (loss)	1.53	1.16
Total from investment operations	1.62	1.17
Distributions from net investment income	(.10)	(.02)
Distributions from net realized gain	(.34)	(.01)
Total distributions	(.43) L	(.03) K
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 12.65	$ 11.46
Total Return B, C, D	14.23%	11.39%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.15%	1.06% A
Net investment income (loss)	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,505	$ 9,810
Portfolio turnover rate G	185%	176%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distribution of $.03 per share is comprised of distributions from net investment income of $.022 and distributions from net realized gain of $.013 per share.

L Total distribution of $.43 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.335 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP International Capital Appreciation Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,681,132
Unrealized depreciation	(263,567)
Net unrealized appreciation (depreciation)	4,417,565
Undistributed ordinary income	396,868
Undistributed long-term capital gain	47,130

Cost for federal income tax purposes	$ 42,863,890

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 779,358	$ 60,513
Long-term Capital Gains	651,689	-
Total	$ 1,431,047	$ 60,513

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $81,746,007 and $65,476,684, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 361
Service Class 2	1,197
Service Class R	361
Service Class 2 R	1,197
$ 3,116

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class R pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class R pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,361
Service Class	241
Service Class 2	321
Initial Class R	10,268
Service Class R	241
Service Class 2R	321
Investor Class R	38,893
$ 53,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request . In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

VIP International Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $313 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $83 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $17,084.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.10%	$ 22,307
Service Class	1.20%	1,504
Service Class 2	1.35%	2,003
Initial Class R	1.10%	46,535
Service Class R	1.20%	1,504
Service Class 2R	1.35%	2,002
Investor Class R	1.25%	72,427
		$ 148,282

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $37,292 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 9,863	$ 17,173
Service Class	2,538	360
Service Class 2	2,655	-
Initial Class R	126,136	661
Service Class R	2,538	360
Service Class 2R	2,655	-
Investor Class R	177,775	17,501
Total	$ 324,160	$ 36,055
From net realized gain
Initial Class	$ 82,024	$ 10,447
Service Class	10,116	690
Service Class 2	13,470	800
Initial Class R	382,391	690
Service Class R	10,116	690
Service Class 2R	13,470	800
Investor Class R	595,300	10,341
Total	$ 1,106,887	$ 24,458

A Distributions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	551,473	921,874	$ 6,530,542	$ 9,755,347
Reinvestment of distributions	7,645	2,426	91,887	27,620
Shares redeemed	(1,269,330)	(137,070)	(14,879,275)	(1,461,993)
Net increase (decrease)	(710,212)	787,230	$ (8,256,846)	$ 8,320,974
Service Class
Reinvestment of distributions	1,019	96	12,654	1,051
Net increase (decrease)	1,019	96	$ 12,654	$ 1,051
Service Class 2
Reinvestment of distributions	1,300	75	16,125	800
Net increase (decrease)	1,300	75	$ 16,125	$ 800
Initial Class R
Shares sold	1,743,214	-	$ 20,660,149	$ -
Reinvestment of distributions	40,625	122	508,527	1,351
Shares redeemed	(455,998)	-	(5,371,545)	-
Net increase (decrease)	1,327,841	122	$ 15,797,131	$ 1,351
Service Class R
Reinvestment of distributions	1,019	96	12,654	1,051
Net increase (decrease)	1,019	96	$ 12,654	$ 1,051
Service Class 2R
Reinvestment of distributions	1,300	75	16,125	800
Net increase (decrease)	1,300	75	$ 16,125	$ 800
Investor Class R
Shares sold	1,447,148	854,371	$ 17,211,509	$ 9,182,604
Reinvestment of distributions	62,199	2,444	773,075	27,842
Shares redeemed	(428,813)	(521)	(5,072,819)	(5,786)
Net increase (decrease)	1,080,534	856,294	$ 12,911,765	$ 9,204,660

A Share transactions for Investor Class R are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP International Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP International Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP International Capital Appreciation. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of VIP International Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of VIP International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2004

Assistant Secretary of VIP International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP International Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-
present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP International Capital Appreciation. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP International Capital Appreciation Portfolio

Distributions

The Board of Trustees of VIP International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class R	02/09/07	02/09/07	$0.125
Service Class R	02/09/07	02/09/07	$0.125
Service Class 2R	02/09/07	02/09/07	$0.125
Investor Class R	02/09/07	02/09/07	$0.125

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006 $698,819, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/22/06	$0.185	$0.028
Service Class R	12/22/06	$0.176	$0.028
Service Class 2R	12/22/06	$0.161	$0.028
Investor Class R	12/22/06	$0.185	$0.028

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP International Capital Appreciation Portfolio

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class R), as well as the fund's relative investment performance for each class (except Investor Class R) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Service Class 2 and Initial Class of the fund, the total returns of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class R of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP International Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the period shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP International Capital Appreciation Portfolio

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Initial Class R ranked below its competitive median for 2005, and the total expenses of each of Investor Class R, Service Class, Service Class 2, Service Class R and Service Class 2 R ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class R was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP International Capital Appreciation Portfolio

Annual Report

VIP International Capital Appreciation Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAPR-ANN-0207
1.805787.102

Fidelity® Variable Insurance Products:
Investor Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Performance	<Click Here>	How the fund has done over time.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investor Freedom Income Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2005 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2010 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2015 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2020 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2025 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Investor Freedom 2030 Portfolio	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Portfolios

VIP Investor Freedom Portfolios

Management's Discussion of Fund Performance

Comments from Ren Cheng and Christopher Sharpe, Co-Portfolio Managers of VIP Investor Freedom Funds

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, VIP Investor Freedom Funds' absolute returns were in line with what one might expect from a series of portfolios with different age-appropriate, asset-allocation risk levels. On a relative basis, all of the Funds slightly underperformed their composite benchmarks during the period. (For specific portfolio performance results, please refer to the performance section of this report.) The Funds underperformed mainly as a result of lagging returns in the domestic and international equities asset classes, both of which had generally strong absolute returns, but fell short of their corresponding benchmarks - the Dow Jones Wilshire 5000 Composite IndexSM, which rose 15.77%, and the MSCI EAFE. Among the seven underlying U.S. equity funds in the lineup, only VIP Mid Cap Portfolio produced a return in excess of its benchmark, led higher by productive stock picking, especially in the capital goods segment. Inopportune security selection in VIP Overseas Portfolio - mainly in the financials sector - was responsible for our underperformance in the international equities asset class, and this underlying portfolio was a big drag on the overall equity return. In fixed-income, the returns for our underlying funds in the investment-grade, high-yield and short-term bond asset classes all performed roughly in line with their individual benchmarks.

Notes to shareholders:

  In order to better accommodate investors' increasing life expectancies and high inflation pressures due to rising health care and other costs, the "roll-down" into the VIP Investor Freedom Income Fund - previously expected to occur between five and 10 years after an investor's target retirement date - has been extended to approximately 10 to 15 years after the target retirement date. This change will have the effect of increasing the equity exposure of the VIP Investor Freedom Funds with target dates closest to retirement - currently VIP Investor Freedom 2005 and 2010 - by up to five percentage points, allowing for the possibility of greater investment growth.
  Additionally, to help increase portfolio diversification and capitalize on investment opportunities presented by an increasingly global economy, the allocation to international equity funds was increased by up to five percentage points. The allocation to domestic equity funds was reduced by a corresponding amount.
  Lastly, the benchmark for the VIP Investor Freedom Funds' underlying high-yield bond fund changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, effective July 1, 2006, concurrent with the scheduled rebalancing of the Funds' composite indexes. In Fidelity's view, the Constrained index - which replaces the Merrill Lynch U.S. High Yield Master II Index - represents a better measure of the high-yield market, as it limits issuer allocations to no more than 2% of the index and thus is more diversified than the previous benchmark and less likely to be disrupted by rapid market changes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Investor Freedom Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom Income	6.83%	5.83%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2005 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2005	9.72%	8.60%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2010 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2010	9.49%	8.59%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Aggregate Bond Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2015 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2015	10.89%	10.03%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2020 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2020	11.82%	10.99%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2025 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2025	12.26%	11.53%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2030 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Investor Freedom 2030	13.12%	12.36%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
VIP Investor Freedom Income
Actual	$ 1,000.00	$ 1,052.70	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2005
Actual	$ 1,000.00	$ 1,079.20	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2010
Actual	$ 1,000.00	$ 1,078.00	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2015
Actual	$ 1,000.00	$ 1,083.70	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2020
Actual	$ 1,000.00	$ 1,090.80	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2025
Actual	$ 1,000.00	$ 1,092.10	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2030
Actual	$ 1,000.00	$ 1,098.40	$ .00
HypotheticalA	$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio of .00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

VIP Investor Freedom Income Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.2	3.1
VIP Equity-Income Portfolio Investor Class	3.8	3.6
VIP Growth & Income Portfolio Investor Class	3.8	3.6
VIP Growth Portfolio Investor Class	3.7	3.5
VIP Mid Cap Portfolio Investor Class	1.3	1.2
VIP Value Portfolio Investor Class	3.2	3.0
VIP Value Strategies Portfolio Investor Class	1.4	1.3
	20.4	19.3
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.1	5.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	34.6	35.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	39.9	40.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	20.4%
Investment Grade Fixed-Income Funds	34.6%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	39.9%

Six months ago
Domestic Equity Funds	19.3%
Investment Grade Fixed-Income Funds	35.2%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	40.5%

The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006.

VIP Investor Freedom Portfolios

VIP Investor Freedom Income Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 20.4%
	Shares	Value (Note 1)
Domestic Equity Funds - 20.4%
VIP Contrafund Portfolio Investor Class	11,471	$ 360,294
VIP Equity-Income Portfolio Investor Class	16,233	424,482
VIP Growth & Income Portfolio Investor Class	26,140	420,076
VIP Growth Portfolio Investor Class	11,487	410,991
VIP Mid Cap Portfolio Investor Class	4,351	150,923
VIP Value Portfolio Investor Class	25,270	360,356
VIP Value Strategies Portfolio Investor Class	11,365	152,630
TOTAL EQUITY FUNDS (Cost $2,142,314)		2,279,752
Fixed-Income Funds - 39.7%

High Yield Fixed-Income Funds - 5.1%
VIP High Income Portfolio Investor Class	89,212	565,604
Investment Grade Fixed-Income Funds - 34.6%
VIP Investment Grade Bond Portfolio Investor Class	303,623	3,868,149
TOTAL FIXED-INCOME FUNDS (Cost $4,319,285)		4,433,753
Short-Term Funds - 39.9%

VIP Money Market Portfolio Investor Class (Cost $4,462,131)	4,462,131	4,462,131
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $10,923,730)		$ 11,175,636

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $10,923,730) - See accompanying schedule	$ 11,175,636
Cash	25
Dividends receivable	1,231
Total assets	11,176,892

Net Assets	$ 11,176,892
Net Assets consist of:
Paid in capital	$ 10,610,379
Undistributed net investment income	257,810
Accumulated undistributed net realized gain (loss) on investments	56,797
Net unrealized appreciation (depreciation) on investments	251,906
Net Assets, for 1,036,988 shares outstanding	$ 11,176,892
Net Asset Value, offering price and redemption price per share ($11,176,892 ÷ 1,036,988 shares)	$ 10.78

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 258,208

Expenses
Independent trustees' compensation	$ 25
Total expenses before reductions	25
Expense reductions	(25)	0
Net investment income (loss)		258,208
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(28,167)
Capital gain distributions from underlying funds	84,993	56,826
Change in net unrealized appreciation (depreciation) on underlying funds		232,797
Net gain (loss)		289,623
Net increase (decrease) in net assets resulting from operations		$ 547,831

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 258,208	$ 17,826
Net realized gain (loss)	56,826	(29)
Change in net unrealized appreciation (depreciation)	232,797	19,109
Net increase (decrease) in net assets resulting from operations	547,831	36,906
Distributions to shareholders from net investment income	(18,224)	-
Share transactions Proceeds from sales of shares	10,394,809	2,914,583
Reinvestment of distributions	18,224	-
Cost of shares redeemed	(2,701,539)	(15,698)
Net increase (decrease) in net assets resulting from share transactions	7,711,494	2,898,885
Total increase (decrease) in net assets	8,241,101	2,935,791

Net Assets
Beginning of period	2,935,791	-
End of period (including undistributed net investment income of $257,810 and undistributed net investment income of $17,826, respectively)	$ 11,176,892	$ 2,935,791
Other Information Shares
Sold	1,005,357	291,011
Issued in reinvestment of distributions	1,794	-
Redeemed	(259,623)	(1,551)
Net increase (decrease)	747,528	289,460

Financial Highlights

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.35	.16
Net realized and unrealized gain (loss)	.34	(.02) G
Total from investment operations	.69	.14
Distributions from net investment income	(.05)	-
Net asset value, end of period	$ 10.78	$ 10.14
Total Return B, C, D	6.83%	1.40%
Ratios to Average Net Assets F, I
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	3.39%	4.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,177	$ 2,936
Portfolio turnover rate	40%	1%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 3, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.3	6.2
VIP Equity-Income Portfolio Investor Class	7.4	7.2
VIP Growth & Income Portfolio Investor Class	7.4	7.2
VIP Growth Portfolio Investor Class	7.2	7.2
VIP Mid Cap Portfolio Investor Class	2.6	2.5
VIP Value Portfolio Investor Class	6.3	6.2
VIP Value Strategies Portfolio Investor Class	2.7	2.6
	39.9	39.1
International Equity Funds
VIP Overseas Portfolio Investor Class R	10.0	6.4
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.1	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	34.0	37.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	11.0	12.0
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	39.9%
International Equity Funds	10.0%
Investment Grade Fixed-Income Funds	34.0%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	11.0%

Six months ago
Domestic Equity Funds	39.1%
International Equity Funds	6.4%
Investment Grade Fixed-Income Funds	37.4%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	12.0%
Expected
Domestic Equity Funds	39.4%
International Equity Funds	9.4%
Investment Grade Fixed-Income Funds	34.4%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	11.8%

The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. In March 2006, the target date for combining the fund with the VIP Investor Freedom Income Fund was extended by approximately five years resulting in a greater allocation to equity funds. Also, beginning in March 2006, the fund increased its allocation to international equity. The six months ago allocation is based on the fund's holdings as of June 30, 2006.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2005 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 49.9%
	Shares	Value (Note 1)
Domestic Equity Funds - 39.9%
VIP Contrafund Portfolio Investor Class	9,751	$ 306,287
VIP Equity-Income Portfolio Investor Class	13,796	360,766
VIP Growth & Income Portfolio Investor Class	22,223	357,130
VIP Growth Portfolio Investor Class	9,774	349,715
VIP Mid Cap Portfolio Investor Class	3,697	128,243
VIP Value Portfolio Investor Class	21,484	306,363
VIP Value Strategies Portfolio Investor Class	9,656	129,676
TOTAL DOMESTIC EQUITY FUNDS		1,938,180
International Equity Funds - 10.0%
VIP Overseas Portfolio Investor Class R	20,247	484,101
TOTAL EQUITY FUNDS (Cost $2,228,069)		2,422,281
Fixed-Income Funds - 39.1%

High Yield Fixed-Income Funds - 5.1%
VIP High Income Portfolio Investor Class	38,567	244,517
Investment Grade Fixed-Income Funds - 34.0%
VIP Investment Grade Bond Portfolio Investor Class	129,487	1,649,669
TOTAL FIXED-INCOME FUNDS (Cost $1,835,186)		1,894,186
Short-Term Funds - 11.0%

VIP Money Market Portfolio Investor Class (Cost $533,870)	533,870	533,870
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $4,597,125)		$ 4,850,337

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $4,597,125) - See accompanying schedule	$ 4,850,337
Cash	22
Dividends receivable	144
Total assets	4,850,503

Net Assets	$ 4,850,503
Net Assets consist of:
Paid in capital	$ 4,460,507
Undistributed net investment income	80,117
Accumulated undistributed net realized gain (loss) on investments	56,667
Net unrealized appreciation (depreciation) on investments	253,212
Net Assets, for 434,237 shares outstanding	$ 4,850,503
Net Asset Value, offering price and redemption price per share ($4,850,503 ÷ 434,237 shares)	$ 11.17

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 81,825
Interest		23
Total income		81,848

Expenses
Independent trustees' compensation	$ 11
Total expenses before reductions	11
Expense reductions	(11)	0
Net investment income (loss)		81,848
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(18,456)
Capital gain distributions from underlying funds	76,859	58,403
Change in net unrealized appreciation (depreciation) on underlying funds		213,905
Net gain (loss)		272,308
Net increase (decrease) in net assets resulting from operations		$ 354,156

VIP Investor Freedom Portfolios

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 81,848	$ 9,490
Net realized gain (loss)	58,403	(1,736)
Change in net unrealized appreciation (depreciation)	213,905	39,307
Net increase (decrease) in net assets resulting from operations	354,156	47,061
Distributions to shareholders from net investment income	(11,222)	-
Share transactions Proceeds from sales of shares	3,971,659	2,399,461
Reinvestment of distributions	11,222	-
Cost of shares redeemed	(1,494,728)	(427,106)
Net increase (decrease) in net assets resulting from share transactions	2,488,153	1,972,355
Total increase (decrease) in net assets	2,831,087	2,019,416

Net Assets
Beginning of period	2,019,416	-
End of period (including undistributed net investment income of $80,117 and undistributed net investment income of $9,490, respectively)	$ 4,850,503	$ 2,019,416
Other Information Shares
Sold	378,785	239,845
Issued in reinvestment of distributions	1,090	-
Redeemed	(142,775)	(42,708)
Net increase (decrease)	237,100	197,137

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26	.10
Net realized and unrealized gain (loss)	.73	.14
Total from investment operations	.99	.24
Distributions from net investment income	(.06)	-
Net asset value, end of period	$ 11.17	$ 10.24
Total Return B, C, D	9.72%	2.40%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.47%	2.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,851	$ 2,019
Portfolio turnover rate	55%	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.5	6.3
VIP Equity-Income Portfolio Investor Class	7.6	7.4
VIP Growth & Income Portfolio Investor Class	7.5	7.3
VIP Growth Portfolio Investor Class	7.4	7.2
VIP Mid Cap Portfolio Investor Class	2.7	2.5
VIP Value Portfolio Investor Class	6.4	6.3
VIP Value Strategies Portfolio Investor Class	2.7	2.6
	40.8	39.6
International Equity Funds
VIP Overseas Portfolio Investor Class R	10.4	7.5
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.1	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	34.1	37.9
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.6	9.9
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	40.8%
International Equity Funds	10.4%
Investment Grade Fixed-Income Funds	34.1%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	9.6%

Six months ago
Domestic Equity Funds	39.6%
International Equity Funds	7.5%
Investment Grade Fixed-Income Funds	37.9%
High Yield Fixed-Income Funds	5.1%
Short-Term Funds	9.9%

Expected
Domestic Equity Funds	40.2%
International Equity Funds	10.1%
Investment Grade Fixed-Income Funds	34.8%
High Yield Fixed-Income Funds	5.0%
Short-Term Funds	9.9%

The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. In March 2006, the target date for combining the fund with the VIP Investor Freedom Income Fund was extended by approximately five years resulting in a greater allocation to equity funds. Also, beginning in March 2006, the fund increased its allocation to international equity. The six months ago allocation is based on the fund's holdings as of June 30, 2006.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2010 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 51.2%
	Shares	Value (Note 1)
Domestic Equity Funds - 40.8%
VIP Contrafund Portfolio Investor Class	64,554	$ 2,027,644
VIP Equity-Income Portfolio Investor Class	91,243	2,386,004
VIP Growth & Income Portfolio Investor Class	147,057	2,363,204
VIP Growth Portfolio Investor Class	64,686	2,314,452
VIP Mid Cap Portfolio Investor Class	24,441	847,867
VIP Value Portfolio Investor Class	142,139	2,026,902
VIP Value Strategies Portfolio Investor Class	63,816	857,054
TOTAL DOMESTIC EQUITY FUNDS		12,823,127
International Equity Funds - 10.4%
VIP Overseas Portfolio Investor Class R	137,637	3,290,909
TOTAL EQUITY FUNDS (Cost $15,006,858)		16,114,036
Fixed-Income Funds - 39.2%

High Yield Fixed-Income Funds - 5.1%
VIP High Income Portfolio Investor Class	249,649	1,582,774
Investment Grade Fixed-Income Funds - 34.1%
VIP Investment Grade Bond Portfolio Investor Class	842,542	10,733,991
TOTAL FIXED-INCOME FUNDS (Cost $12,027,424)		12,316,765
Short-Term Funds - 9.6%

VIP Money Market Portfolio Investor Class (Cost $3,028,192)	3,028,192	3,028,192
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $30,062,474)		$ 31,458,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $30,062,474) - See accompanying schedule	$ 31,458,993
Dividends receivable	822
Total assets	31,459,815

Net Assets	$ 31,459,815
Net Assets consist of:
Paid in capital	$ 29,175,907
Undistributed net investment income	511,501
Accumulated undistributed net realized gain (loss) on investments	375,888
Net unrealized appreciation (depreciation) on investments	1,396,519
Net Assets, for 2,811,055 shares outstanding	$ 31,459,815
Net Asset Value, offering price and redemption price per share ($31,459,815 ÷ 2,811,055 shares)	$ 11.19

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 517,120
Interest		118
Total income		517,238

Expenses
Independent trustees' compensation	$ 76
Total expenses before reductions	76
Expense reductions	(76)	0
Net investment income (loss)		517,238
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(123,708)
Capital gain distributions from underlying funds	499,613	375,905
Change in net unrealized appreciation (depreciation) on underlying funds		1,261,094
Net gain (loss)		1,636,999
Net increase (decrease) in net assets resulting from operations		$ 2,154,237

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 517,238	$ 41,821
Net realized gain (loss)	375,905	(17)
Change in net unrealized appreciation (depreciation)	1,261,094	135,425
Net increase (decrease) in net assets resulting from operations	2,154,237	177,229
Distributions to shareholders from net investment income	(47,558)	-
Share transactions Proceeds from sales of shares	24,173,995	9,818,002
Reinvestment of distributions	47,558	-
Cost of shares redeemed	(4,860,534)	(3,114)
Net increase (decrease) in net assets resulting from share transactions	19,361,019	9,814,888
Total increase (decrease) in net assets	21,467,698	9,992,117

Net Assets
Beginning of period	9,992,117	-
End of period (including undistributed net investment income of $511,501 and undistributed net investment income of $41,821, respectively)	$ 31,459,815	$ 9,992,117
Other Information Shares
Sold	2,296,621	974,435
Issued in reinvestment of distributions	4,604	-
Redeemed	(464,300)	(305)
Net increase (decrease)	1,836,925	974,130

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.13
Net realized and unrealized gain (loss)	.73	.13
Total from investment operations	.97	.26
Distributions from net investment income	(.04)	-
Net asset value, end of period	$ 11.19	$ 10.26
Total Return B, C, D	9.49%	2.60%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.29%	3.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,460	$ 9,992
Portfolio turnover rate	29%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.4	7.6
VIP Equity-Income Portfolio Investor Class	8.7	8.9
VIP Growth & Income Portfolio Investor Class	8.6	8.8
VIP Growth Portfolio Investor Class	8.5	8.8
VIP Mid Cap Portfolio Investor Class	3.1	3.1
VIP Value Portfolio Investor Class	7.4	7.6
VIP Value Strategies Portfolio Investor Class	3.2	3.1
	46.9	47.9
International Equity Funds
VIP Overseas Portfolio Investor Class R	12.0	9.7
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	6.3	6.7
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	29.9	31.5
Short-Term Funds
VIP Money Market Portfolio Investor Class	4.9	4.2
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	46.9%
International Equity Funds	12.0%
Investment Grade Fixed-Income Funds	29.9%
High Yield Fixed-Income Funds	6.3%
Short-Term Funds	4.9%

Six months ago
Domestic Equity Funds	47.9%
International Equity Funds	9.7%
Investment Grade Fixed-Income Funds	31.5%
High Yield Fixed-Income Funds	6.7%
Short-Term Funds	4.2%

Expected
Domestic Equity Funds	45.1%
International Equity Funds	11.3%
Investment Grade Fixed-Income Funds	31.6%
High Yield Fixed-Income Funds	6.0%
Short-Term Funds	6.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2015 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 58.9%
	Shares	Value (Note 1)
Domestic Equity Funds - 46.9%
VIP Contrafund Portfolio Investor Class	93,988	$ 2,952,164
VIP Equity-Income Portfolio Investor Class	132,866	3,474,436
VIP Growth & Income Portfolio Investor Class	214,098	3,440,556
VIP Growth Portfolio Investor Class	94,170	3,369,416
VIP Mid Cap Portfolio Investor Class	35,651	1,236,739
VIP Value Portfolio Investor Class	207,003	2,951,856
VIP Value Strategies Portfolio Investor Class	93,084	1,250,116
TOTAL DOMESTIC EQUITY FUNDS		18,675,283
International Equity Funds - 12.0%
VIP Overseas Portfolio Investor Class R	200,843	4,802,168
TOTAL EQUITY FUNDS (Cost $21,860,469)		23,477,451
Fixed-Income Funds - 36.2%

High Yield Fixed-Income Funds - 6.3%
VIP High Income Portfolio Investor Class	394,156	2,498,952
Investment Grade Fixed-Income Funds - 29.9%
VIP Investment Grade Bond Portfolio Investor Class	936,552	11,931,674
TOTAL FIXED-INCOME FUNDS (Cost $14,072,611)		14,430,626
Short-Term Funds - 4.9%

VIP Money Market Portfolio Investor Class (Cost $1,929,165)	1,929,165	1,929,165
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $37,862,245)		$ 39,837,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $37,862,245) - See accompanying schedule	$ 39,837,242
Cash	59
Dividends receivable	526
Total assets	39,837,827

Net Assets	$ 39,837,827
Net Assets consist of:
Paid in capital	$ 36,785,138
Undistributed net investment income	494,279
Accumulated undistributed net realized gain (loss) on investments	583,413
Net unrealized appreciation (depreciation) on investments	1,974,997
Net Assets, for 3,495,201 shares outstanding	$ 39,837,827
Net Asset Value, offering price and redemption price per share ($39,837,827 ÷ 3,495,201 shares)	$ 11.40

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 497,866
Interest		61
Total income		497,927

Expenses
Independent trustees' compensation	$ 89
Total expenses before reductions	89
Expense reductions	(89)	0
Net investment income (loss)		497,927
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(55,664)
Capital gain distributions from underlying funds	643,090	587,426
Change in net unrealized appreciation (depreciation) on underlying funds		1,825,450
Net gain (loss)		2,412,876
Net increase (decrease) in net assets resulting from operations		$ 2,910,803

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 497,927	$ 34,268
Net realized gain (loss)	587,426	(4,013)
Change in net unrealized appreciation (depreciation)	1,825,450	149,547
Net increase (decrease) in net assets resulting from operations	2,910,803	179,802
Distributions to shareholders from net investment income	(37,916)	-
Share transactions Proceeds from sales of shares	31,577,174	7,055,503
Reinvestment of distributions	37,916	-
Cost of shares redeemed	(1,589,486)	(295,969)
Net increase (decrease) in net assets resulting from share transactions	30,025,604	6,759,534
Total increase (decrease) in net assets	32,898,491	6,939,336

Net Assets
Beginning of period	6,939,336	-
End of period (including undistributed net investment income of $494,279 and undistributed net investment income of $34,268, respectively)	$ 39,837,827	$ 6,939,336
Other Information Shares
Sold	2,966,727	701,801
Issued in reinvestment of distributions	3,635	-
Redeemed	(147,393)	(29,569)
Net increase (decrease)	2,822,969	672,232

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.13
Net realized and unrealized gain (loss)	.92	.19
Total from investment operations	1.12	.32
Distributions from net investment income	(.04)	-
Net asset value, end of period	$ 11.40	$ 10.32
Total Return B, C, D	10.89%	3.20%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	1.83%	3.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,838	$ 6,939
Portfolio turnover rate	15%	9%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.7	9.0
VIP Equity-Income Portfolio Investor Class	10.3	10.5
VIP Growth & Income Portfolio Investor Class	10.2	10.5
VIP Growth Portfolio Investor Class	10.0	10.4
VIP Mid Cap Portfolio Investor Class	3.6	3.6
VIP Value Portfolio Investor Class	8.7	9.0
VIP Value Strategies Portfolio Investor Class	3.7	3.7
	55.2	56.7
International Equity Funds
VIP Overseas Portfolio Investor Class R	14.2	11.4
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	7.5	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	22.9	24.0
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.2	0.1
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	55.2%
International Equity Funds	14.2%
Investment Grade Fixed-Income Funds	22.9%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.2%

Six months ago
Domestic Equity Funds	56.7%
International Equity Funds	11.4%
Investment Grade Fixed-Income Funds	24.0%
High Yield Fixed-Income Funds	7.8%
Short-Term Funds	0.1%

Expected
Domestic Equity Funds	54.4%
International Equity Funds	13.6%
Investment Grade Fixed-Income Funds	24.1%
High Yield Fixed-Income Funds	7.5%
Short-Term Funds	0.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2020 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 69.4%
	Shares	Value (Note 1)
Domestic Equity Funds - 55.2%
VIP Contrafund Portfolio Investor Class	131,568	$ 4,132,562
VIP Equity-Income Portfolio Investor Class	186,044	4,865,059
VIP Growth & Income Portfolio Investor Class	299,714	4,816,400
VIP Growth Portfolio Investor Class	131,823	4,716,611
VIP Mid Cap Portfolio Investor Class	49,883	1,730,456
VIP Value Portfolio Investor Class	289,865	4,133,471
VIP Value Strategies Portfolio Investor Class	130,270	1,749,524
TOTAL DOMESTIC EQUITY FUNDS		26,144,083
International Equity Funds - 14.2%
VIP Overseas Portfolio Investor Class R	280,432	6,705,121
TOTAL EQUITY FUNDS (Cost $30,814,955)		32,849,204
Fixed-Income Funds - 30.4%

High Yield Fixed-Income Funds - 7.5%
VIP High Income Portfolio Investor Class	554,984	3,518,597
Investment Grade Fixed-Income Funds - 22.9%
VIP Investment Grade Bond Portfolio Investor Class	851,807	10,852,028
TOTAL FIXED-INCOME FUNDS (Cost $14,135,448)		14,370,625
Short-Term Funds - 0.2%

VIP Money Market Portfolio Investor Class (Cost $109,106)	109,106	109,106
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $45,059,509)		$ 47,328,935

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $45,059,509) - See accompanying schedule	$ 47,328,935
Cash	26
Dividends receivable	31
Total assets	47,328,992

Net Assets	$ 47,328,992
Net Assets consist of:
Paid in capital	$ 43,631,900
Undistributed net investment income	599,942
Accumulated undistributed net realized gain (loss) on investments	827,724
Net unrealized appreciation (depreciation) on investments	2,269,426
Net Assets, for 4,103,622 shares outstanding	$ 47,328,992
Net Asset Value, offering price and redemption price per share ($47,328,992 ÷ 4,103,622 shares)	$ 11.53

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 611,372
Interest		17
Total income		611,389

Expenses
Independent trustees' compensation	$ 99
Total expenses before reductions	99
Expense reductions	(99)	0
Net investment income (loss)		611,389
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(137,884)
Capital gain distributions from underlying funds	966,117	828,233
Change in net unrealized appreciation (depreciation) on underlying funds		2,045,711
Net gain (loss)		2,873,944
Net increase (decrease) in net assets resulting from operations		$ 3,485,333

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 611,389	$ 60,264
Net realized gain (loss)	828,233	(509)
Change in net unrealized appreciation (depreciation)	2,045,711	223,715
Net increase (decrease) in net assets resulting from operations	3,485,333	283,470
Distributions to shareholders from net investment income	(71,710)	-
Share transactions Proceeds from sales of shares	35,011,966	10,848,487
Reinvestment of distributions	71,710	-
Cost of shares redeemed	(2,226,832)	(73,432)
Net increase (decrease) in net assets resulting from share transactions	32,856,844	10,775,055
Total increase (decrease) in net assets	36,270,467	11,058,525

Net Assets
Beginning of period	11,058,525	-
End of period (including undistributed net investment income of $599,942 and undistributed net investment income of $60,264, respectively)	$ 47,328,992	$ 11,058,525
Other Information Shares
Sold	3,240,573	1,074,181
Issued in reinvestment of distributions	6,843	-
Redeemed	(210,880)	(7,095)
Net increase (decrease)	3,036,536	1,067,086

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.22	.17
Net realized and unrealized gain (loss)	1.00	.19
Total from investment operations	1.22	.36
Distributions from net investment income	(.05)	-
Net asset value, end of period	$ 11.53	$ 10.36
Total Return B, C, D	11.82%	3.60%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	2.04%	4.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,329	$ 11,059
Portfolio turnover rate	15%	2%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.1	9.6
VIP Equity-Income Portfolio Investor Class	10.8	11.2
VIP Growth & Income Portfolio Investor Class	10.7	11.1
VIP Growth Portfolio Investor Class	10.4	11.0
VIP Mid Cap Portfolio Investor Class	3.8	3.9
VIP Value Portfolio Investor Class	9.1	9.5
VIP Value Strategies Portfolio Investor Class	3.9	4.0
	57.8	60.3
International Equity Funds
VIP Overseas Portfolio Investor Class R	14.8	12.2
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	7.5	7.7
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	19.9	19.8
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	57.8%
International Equity Funds	14.8%
Investment Grade Fixed-Income Funds	19.9%
High Yield Fixed-Income Funds	7.5%

Six months ago
Domestic Equity Funds	60.3%
International Equity Funds	12.2%
Investment Grade Fixed-Income Funds	19.8%
High Yield Fixed-Income Funds	7.7%

Expected
Domestic Equity Funds	56.8%
International Equity Funds	14.2%
Investment Grade Fixed-Income Funds	21.5%
High Yield Fixed-Income Funds	7.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2025 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 72.6%
	Shares	Value (Note 1)
Domestic Equity Funds - 57.8%
VIP Contrafund Portfolio Investor Class	42,541	$ 1,336,209
VIP Equity-Income Portfolio Investor Class	60,142	1,572,725
VIP Growth & Income Portfolio Investor Class	96,918	1,557,473
VIP Growth Portfolio Investor Class	42,632	1,525,370
VIP Mid Cap Portfolio Investor Class	16,130	559,532
VIP Value Portfolio Investor Class	93,689	1,336,012
VIP Value Strategies Portfolio Investor Class	42,114	565,595
TOTAL DOMESTIC EQUITY FUNDS		8,452,916
International Equity Funds - 14.8%
VIP Overseas Portfolio Investor Class R	90,863	2,172,534
TOTAL EQUITY FUNDS (Cost $9,922,452)		10,625,450
Fixed-Income Funds - 27.4%

High Yield Fixed-Income Funds - 7.5%
VIP High Income Portfolio Investor Class	171,952	1,090,174
Investment Grade Fixed-Income Funds - 19.9%
VIP Investment Grade Bond Portfolio Investor Class	228,765	2,914,470
TOTAL FIXED-INCOME FUNDS (Cost $3,940,788)		4,004,644
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $13,863,240)		$ 14,630,094

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $13,863,240) - See accompanying schedule	$ 14,630,094
Cash	9
Total assets	14,630,103

Net Assets	$ 14,630,103
Net Assets consist of:
Paid in capital	$ 13,421,547
Undistributed net investment income	174,692
Accumulated undistributed net realized gain (loss) on investments	267,010
Net unrealized appreciation (depreciation) on investments	766,854
Net Assets, for 1,259,216 shares outstanding	$ 14,630,103
Net Asset Value, offering price and redemption price per share ($14,630,103 ÷ 1,259,216 shares)	$ 11.62

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 177,339

Expenses
Independent trustees' compensation	$ 29
Total expenses before reductions	29
Expense reductions	(29)	0
Net investment income (loss)		177,339
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(37,267)
Capital gain distributions from underlying funds	304,579	267,312
Change in net unrealized appreciation (depreciation) on underlying funds		708,052
Net gain (loss)		975,364
Net increase (decrease) in net assets resulting from operations		$ 1,152,703

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 177,339	$ 13,821
Net realized gain (loss)	267,312	(302)
Change in net unrealized appreciation (depreciation)	708,052	58,802
Net increase (decrease) in net assets resulting from operations	1,152,703	72,321
Distributions to shareholders from net investment income	(16,468)	-
Share transactions Proceeds from sales of shares	11,868,095	2,377,249
Reinvestment of distributions	16,468	-
Cost of shares redeemed	(814,667)	(25,598)
Net increase (decrease) in net assets resulting from share transactions	11,069,896	2,351,651
Total increase (decrease) in net assets	12,206,131	2,423,972

Net Assets
Beginning of period	2,423,972	-
End of period (including undistributed net investment income of $174,692 and undistributed net investment income of $13,821, respectively)	$ 14,630,103	$ 2,423,972
Other Information Shares
Sold	1,099,971	235,917
Issued in reinvestment of distributions	1,564	-
Redeemed	(75,678)	(2,558)
Net increase (decrease)	1,025,857	233,359

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21	.14
Net realized and unrealized gain (loss)	1.06	.25
Total from investment operations	1.27	.39
Distributions from net investment income	(.04)	-
Net asset value, end of period	$ 11.62	$ 10.39
Total Return B, C, D	12.26%	3.90%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	1.95%	3.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,630	$ 2,424
Portfolio turnover rate	18%	2%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investment Changes

Fund Holdings as of December 31, 2006
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	10.4	10.7
VIP Equity-Income Portfolio Investor Class	12.2	12.6
VIP Growth & Income Portfolio Investor Class	12.1	12.5
VIP Growth Portfolio Investor Class	11.9	12.4
VIP Mid Cap Portfolio Investor Class	4.4	4.3
VIP Value Portfolio Investor Class	10.4	10.7
VIP Value Strategies Portfolio Investor Class	4.4	4.4
	65.8	67.6
International Equity Funds
VIP Overseas Portfolio Investor Class R	16.9	14.0
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	7.4	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	9.9	10.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	65.8%
International Equity Funds	16.9%
Investment Grade Fixed-Income Funds	9.9%
High Yield Fixed-Income Funds	7.4%

Six months ago
Domestic Equity Funds	67.6%
International Equity Funds	14.0%
Investment Grade Fixed-Income Funds	10.6%
High Yield Fixed-Income Funds	7.8%

Expected
Domestic Equity Funds	65.6%
International Equity Funds	16.4%
Investment Grade Fixed-Income Funds	10.5%
High Yield Fixed-Income Funds	7.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2006. The current allocation is based on the fund's holdings as of December 31, 2006. The expected allocation represents the fund's anticipated allocation at June 30, 2007. Beginning in March 2006, the fund changed its asset allocation strategy, resulting in an increased emphasis on international equity.

VIP Investor Freedom Portfolio

VIP Investor Freedom 2030 Portfolio

Investments December 31, 2006

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 82.7%
	Shares	Value (Note 1)
Domestic Equity Funds - 65.8%
VIP Contrafund Portfolio Investor Class	48,750	$ 1,531,248
VIP Equity-Income Portfolio Investor Class	68,969	1,803,538
VIP Growth & Income Portfolio Investor Class	111,131	1,785,881
VIP Growth Portfolio Investor Class	48,894	1,749,415
VIP Mid Cap Portfolio Investor Class	18,508	642,055
VIP Value Portfolio Investor Class	107,390	1,531,378
VIP Value Strategies Portfolio Investor Class	48,328	649,043
TOTAL DOMESTIC EQUITY FUNDS		9,692,558
International Equity Funds - 16.9%
VIP Overseas Portfolio Investor Class R	103,985	2,486,272
TOTAL EQUITY FUNDS (Cost $11,384,344)		12,178,830
Fixed-Income Funds - 17.3%

High Yield Fixed-Income Funds - 7.4%
VIP High Income Portfolio Investor Class	172,346	1,092,673
Investment Grade Fixed-Income Funds - 9.9%
VIP Investment Grade Bond Portfolio Investor Class	114,283	1,455,967
TOTAL FIXED-INCOME FUNDS (Cost $2,517,327)		2,548,640
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $13,901,671)		$ 14,727,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investment in securities, at value (cost $13,901,671) - See accompanying schedule	$ 14,727,470
Cash	47
Total assets	14,727,517

Net Assets	$ 14,727,517
Net Assets consist of:
Paid in capital	$ 13,396,815
Undistributed net investment income	179,319
Accumulated undistributed net realized gain (loss) on investments	325,584
Net unrealized appreciation (depreciation) on investments	825,799
Net Assets, for 1,256,691 shares outstanding	$ 14,727,517
Net Asset Value, offering price and redemption price per share ($14,727,517 ÷ 1,256,691 shares)	$ 11.72

Statement of Operations

	Year ended December 31, 2006

Investment Income
Income distributions from underlying funds		$ 179,739
Interest		33
Total income		179,772

Expenses
Independent trustees' compensation	$ 33
Total expenses before reductions	33
Expense reductions	(33)	0
Net investment income (loss)		179,772
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(31,975)
Capital gain distributions from underlying funds	357,777	325,802
Change in net unrealized appreciation (depreciation) on underlying funds		707,059
Net gain (loss)		1,032,861
Net increase (decrease) in net assets resulting from operations		$ 1,212,633

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period August 3, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 179,772	$ 27,025
Net realized gain (loss)	325,802	(218)
Change in net unrealized appreciation (depreciation)	707,059	118,740
Net increase (decrease) in net assets resulting from operations	1,212,633	145,547
Distributions to shareholders from net investment income	(27,477)	-
Share transactions Proceeds from sales of shares	11,916,673	4,576,828
Reinvestment of distributions	27,477	-
Cost of shares redeemed	(3,100,146)	(24,018)
Net increase (decrease) in net assets resulting from share transactions	8,844,004	4,552,810
Total increase (decrease) in net assets	10,029,160	4,698,357

Net Assets
Beginning of period	4,698,357	-
End of period (including undistributed net investment income of $179,319 and undistributed net investment income of $27,025, respectively)	$ 14,727,517	$ 4,698,357
Other Information Shares
Sold	1,090,895	453,189
Issued in reinvestment of distributions	2,602	-
Redeemed	(287,600)	(2,395)
Net increase (decrease)	805,897	450,794

Financial Highlights

Years ended December 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.42	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.15
Net realized and unrealized gain (loss)	1.16	.27
Total from investment operations	1.36	.42
Distributions from net investment income	(.06)	-
Net asset value, end of period	$ 11.72	$ 10.42
Total Return B, C, D	13.12%	4.20%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00% A
Expenses net of all reductions	.00%	.00% A
Net investment income (loss)	1.84%	3.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,728	$ 4,698
Portfolio turnover rate	36%	1%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period August 3, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and money market funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Investor Freedom Income	$ 10,923,729	$ 262,759	$ (10,852)	$ 251,907
VIP Investor Freedom 2005	4,597,136	260,072	(6,871)	253,201
VIP Investor Freedom 2010	30,062,480	1,444,586	(48,073)	1,396,513
VIP Investor Freedom 2015	37,862,246	2,041,859	(66,863)	1,974,996
VIP Investor Freedom 2020	45,059,809	2,446,244	(177,118)	2,269,126
VIP Investor Freedom 2025	13,863,240	806,573	(39,719)	766,854
VIP Investor Freedom 2030	13,901,736	883,372	(57,638)	825,734

VIP Investor Freedom Portfolios

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
VIP Investor Freedom Income	$ 262,481	$ 52,126
VIP Investor Freedom 2005	85,241	51,554
VIP Investor Freedom 2010	544,810	342,585
VIP Investor Freedom 2015	535,567	542,125
VIP Investor Freedom 2020	664,249	763,715
VIP Investor Freedom 2025	194,824	246,878
VIP Investor Freedom 2030	203,695	301,273

The tax character of distributions paid was as follows:

December 31, 2006	Ordinary Income
VIP Investor Freedom Income	$ 18,224
VIP Investor Freedom 2005	11,222
VIP Investor Freedom 2010	47,558
VIP Investor Freedom 2015	37,916
VIP Investor Freedom 2020	71,710
VIP Investor Freedom 2025	16,468
VIP Investor Freedom 2030	27,477

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and redemptions of the underlying fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	11,018,393	2,983,021
VIP Investor Freedom 2005	4,453,367	1,817,870
VIP Investor Freedom 2010	26,871,637	6,542,045
VIP Investor Freedom 2015	35,176,220	4,048,077
VIP Investor Freedom 2020	38,743,052	4,380,460
VIP Investor Freedom 2025	13,157,112	1,621,764
VIP Investor Freedom 2030	12,865,542	3,511,499

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers, Inc. (Strategic Advisers) has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse the funds to the extent annual operating expenses exceeded certain levels of average net assets. Total expenses are limited to 0.00% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement.

The following amounts were reimbursed during the period:

Reimbursement from adviser
VIP Investor Freedom Income	$ 25
VIP Investor Freedom 2005	11
VIP Investor Freedom 2010	76
VIP Investor Freedom 2015	89
VIP Investor Freedom 2020	99
VIP Investor Freedom 2025	29
VIP Investor Freedom 2030	33

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
VIP Investor Freedom Income	100%
VIP Investor Freedom 2005	100%
VIP Investor Freedom 2010	100%
VIP Investor Freedom 2015	100%
VIP Investor Freedom 2020	100%
VIP Investor Freedom 2025	100%
VIP Investor Freedom 2030	100%

VIP Investor Freedom Portfolios

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products IV and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds), each a fund of Variable Insurance Products IV Trust at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Ren Cheng (49)

Year of Election or Appointment: 2005

Vice President of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Cheng also serves as Vice President for other funds advised by FMR. Prior to asuming his current responsibilities, Mr. Cheng worked as a portfolio manager. Mr. Cheng also serves as Vice President of FMR and FMR Co., Inc (2002).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2006

Vice President of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investor Freedom Income, VIP Investor Freedom 2005, VIP Investor Freedom 2010, VIP Investor Freedom 2015, VIP Investor Freedom 2020, VIP Investor Freedom 2025, and VIP Investor Freedom 2030. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

VIP Investor Freedom Portfolios

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income	02/09/07	02/09/07	$0.235	$0.055
VIP Investor Freedom 2005	02/09/07	02/09/07	$0.175	$0.12
VIP Investor Freedom 2010	02/09/07	02/09/07	$0.18	$0.135
VIP Investor Freedom 2015	02/09/07	02/09/07	$0.135	$0.16
VIP Investor Freedom 2020	02/09/07	02/09/07	$0.14	$0.19
VIP Investor Freedom 2025	02/09/07	02/09/07	$0.13	$0.21
VIP Investor Freedom 2030	02/09/07	02/09/07	$0.13	$0.24

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Investor Freedom Income	$52,126
VIP Investor Freedom 2005	$51,554
VIP Investor Freedom 2010	$342,585
VIP Investor Freedom 2015	$542,125
VIP Investor Freedom 2020	$763,715
VIP Investor Freedom 2025	$246,878
VIP Investor Freedom 2030	$301,273

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

VIP Investor Freedom Income	2%
VIP Investor Freedom 2005	15%
VIP Investor Freedom 2010	12%
VIP Investor Freedom 2015	10%
VIP Investor Freedom 2020	16%
VIP Investor Freedom 2025	16%
VIP Investor Freedom 2030	2%

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

VIP Investor Freedom Portfolios

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and administration agreement (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, Strategic Advisers, Inc. (Strategic Advisers), and the administrator, FMR, including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' and FMR's approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by FMR and its affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because each fund had been in operation for less than one calendar year. Once a fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a proprietary custom index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by Strategic Advisers and FMR to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services.

The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of each fund's operations shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

VIP Investor Freedom 2005 Fund

VIP Investor Freedom Portfolios

VIP Investor Freedom 2010 Fund

VIP Investor Freedom 2015 Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2020 Fund

VIP Investor Freedom 2025 Fund

VIP Investor Freedom Portfolios

VIP Investor Freedom 2030 Fund

VIP Investor Freedom Income Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

In its review of each fund's total expenses, the Board noted that each fund invests in Investor Class of the underlying fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agency fees. Instead, Investor Class of each underlying fund bears its pro rata portion of the VIP transfer agency fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expenses ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's management fee and total expenses were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each underlying fund.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the renewal of each fund's Advisory Contracts because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

VIP Investor Freedom Portfolios

Annual Report

VIP Investor Freedom Portfolios

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPIFF-ANN-0207
1.814507.101

Fidelity® Variable Insurance Products:
Real Estate Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Real Estate Portfolio

VIP Real Estate Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Real Estate - Initial Class	36.71%	29.07%
VIP Real Estate - Service Class B	36.61%	28.94%
VIP Real Estate - Service Class 2 C	36.35%	28.75%
VIP Real Estate - Investor Class D	36.53%	29.01%

A From November 6, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Real Estate Portfolio - Initial Class on November 6, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Real Estate Portfolio

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of VIP Real Estate Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%. For the seventh consecutive year, real estate investment trusts (REITs) outpaced the broad stock market, as measured by the S&P 500®, with the Dow Jones Wilshire® Real Estate Securities Index returning 35.67%.

For the 12 months ending December 31, 2006, the fund outpaced the Dow Jones Wilshire index and the S&P 500. (For specific portfolio performance results, please refer to the performance section of this report.) Improving real estate fundamentals and continued capital flows into real estate helped results relative to the broad stock market. Compared with the Dow Jones Wilshire benchmark, the fund benefited from good stock selection, especially in the strong performing office subsector, with SL Green Realty a standout. My choices within the hotels segment also contributed. In contrast, stock selection in apartments detracted, while the fund's modest cash weighting - reflecting the lag between when assets came into the fund and when I could find suitable investments to buy - was a drag on relative performance in a strong environment for real estate securities. The fund's top individual relative performer was Mills, in which I was underweighted and which was no longer in the portfolio at period end. This mall operator underperformed as it faced a series of accounting questions. Another positive was Starwood Hotels & Resorts Worldwide, which exited the benchmark during the year. Starwood, of which I owned various amounts at opportune times during the year, benefited from having a relatively inexpensive valuation. Among the disappointments were CBL & Associates and General Growth Properties, both mid-scale mall REITs that underperformed as the market became concerned about weaker consumer spending. Also lagging was HomeBanc Mortgage, a REIT that struggled as the housing market in the southeastern United States weakened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Real Estate Portfolio

VIP Real Estate Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,194.60	$ 3.93
Hypothetical A	$ 1,000.00	$ 1,021.63	$ 3.62
Service Class
Actual	$ 1,000.00	$ 1,193.90	$ 4.48
Hypothetical A	$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2
Actual	$ 1,000.00	$ 1,193.10	$ 5.31
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89
Investor Class
Actual	$ 1,000.00	$ 1,193.40	$ 4.70
Hypothetical A	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.71%
Service Class	.81%
Service Class 2.96%
Investor Class	.85%

Annual Report

VIP Real Estate Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Residential (SBI)	7.2	6.2
Equity Office Properties Trust	6.0	5.4
General Growth Properties, Inc.	5.9	6.1
Vornado Realty Trust	5.8	3.8
Public Storage, Inc.	5.7	2.6
Host Hotels & Resorts, Inc.	4.7	6.3
Simon Property Group, Inc.	4.6	5.3
ProLogis Trust	4.5	6.5
Duke Realty LP	4.4	4.2
United Dominion Realty Trust, Inc. (SBI)	3.9	5.0
	52.7
Top Five REIT Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	22.5	22.3
REITs - Apartments	17.3	15.8
REITs - Industrial Buildings	16.2	13.3
REITs - Malls	13.7	15.4
REITs - Shopping Centers	13.1	13.6
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 97.9%		Stocks 96.6%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	1.6%	** Foreign investments	0.3%

Annual Report

VIP Real Estate Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Diversified Commercial & Professional Services - 0.5%
The Geo Group, Inc. (a)	37,050	$ 1,390,116
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Health Care Facilities - 1.2%
Brookdale Senior Living, Inc.	48,200	2,313,600
Capital Senior Living Corp. (a)	40,200	427,728
Sun Healthcare Group, Inc. (a)	30,000	378,900
TOTAL HEALTH CARE FACILITIES		3,120,228
HOTELS, RESTAURANTS & LEISURE - 2.8%
Hotels, Resorts & Cruise Lines - 2.8%
Gaylord Entertainment Co. (a)	5,500	280,115
Hilton Hotels Corp.	19,600	684,040
Starwood Hotels & Resorts Worldwide, Inc.	104,130	6,508,125
TOTAL HOTELS, RESORTS & CRUISE LINES		7,472,280
REAL ESTATE INVESTMENT TRUSTS - 91.8%
REITs - Apartments - 17.3%
AvalonBay Communities, Inc.	58,100	7,555,905
BRE Properties, Inc. Class A	39,700	2,581,294
Equity Residential (SBI)	377,300	19,147,975
GMH Communities Trust	144,900	1,470,735
Home Properties of New York, Inc.	78,100	4,628,987
United Dominion Realty Trust, Inc. (SBI)	323,200	10,274,528
TOTAL REITS - APARTMENTS		45,659,424
REITs - Factory Outlets - 1.8%
Tanger Factory Outlet Centers, Inc.	123,700	4,834,196
REITs - Hotels - 5.1%
Host Hotels & Resorts, Inc.	507,347	12,455,369
Innkeepers USA Trust (SBI)	62,200	964,100
TOTAL REITS - HOTELS		13,419,469
REITs - Industrial Buildings - 16.2%
AMB Property Corp. (SBI)	28,300	1,658,663
DCT Industrial Trust, Inc.	227,900	2,689,220
Duke Realty LP	281,520	11,514,168
ProLogis Trust	197,116	11,978,739
Public Storage, Inc.	154,740	15,087,150
TOTAL REITS - INDUSTRIAL BUILDINGS		42,927,940

	Shares	Value (Note 1)
REITs - Malls - 13.7%
CBL & Associates Properties, Inc.	144,920	$ 6,282,282
General Growth Properties, Inc.	300,451	15,692,556
Simon Property Group, Inc.	120,640	12,219,626
Taubman Centers, Inc.	42,300	2,151,378
TOTAL REITS - MALLS		36,345,842
REITs - Management/Investment - 1.9%
Equity Lifestyle Properties, Inc.	38,241	2,081,458
Mission West Properties, Inc.	97,200	1,273,320
Washington (REIT) (SBI)	40,100	1,604,000
TOTAL REITS - MANAGEMENT/INVESTMENT		4,958,778
REITs - Mortgage - 0.2%
HomeBanc Mortgage Corp., Georgia	157,800	667,494
REITs - Office Buildings - 22.5%
Alexandria Real Estate Equities, Inc.	81,200	8,152,480
American Financial Realty Trust (SBI)	211,300	2,417,272
Boston Properties, Inc.	86,400	9,666,432
Corporate Office Properties Trust (SBI)	150,600	7,600,782
Douglas Emmett, Inc.	110,700	2,943,513
Equity Office Properties Trust	329,400	15,867,198
Kilroy Realty Corp.	26,500	2,067,000
SL Green Realty Corp.	55,900	7,422,402
Sovran Self Storage, Inc.	57,800	3,310,784
TOTAL REITS - OFFICE BUILDINGS		59,447,863
REITs - Shopping Centers - 13.1%
Cedar Shopping Centers, Inc.	15,900	252,969
Developers Diversified Realty Corp.	54,300	3,418,185
Federal Realty Investment Trust (SBI)	32,900	2,796,500
Inland Real Estate Corp.	170,800	3,197,376
Kimco Realty Corp.	157,615	7,084,794
Vornado Realty Trust	127,300	15,466,950
Weingarten Realty Investors (SBI)	53,900	2,485,329
TOTAL REITS - SHOPPING CENTERS		34,702,103
TOTAL REAL ESTATE INVESTMENT TRUSTS		242,963,109
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Real Estate Management & Development - 1.6%
Brookfield Properties Corp.	88,200	3,468,906
GAGFAH SA	21,200	672,557
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		4,141,463
TOTAL COMMON STOCKS (Cost $194,339,047)		259,087,196
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b) (Cost $3,580,391)	3,580,391	$ 3,580,391
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $197,919,438)		262,667,587
NET OTHER ASSETS - 0.7%		1,927,913
NET ASSETS - 100%		$ 264,595,500
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 296,660

See accompanying notes which are an integral part of the financial statements.

VIP Real Estate Portfolio

VIP Real Estate Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $194,339,047)	$ 259,087,196
Fidelity Central Funds (cost $3,580,391)	3,580,391
Total Investments (cost $197,919,438)		$ 262,667,587
Cash		1,001
Foreign currency held at value (cost $4,268)		4,268
Receivable for investments sold		2,402,448
Receivable for fund shares sold		41
Dividends receivable		1,501,867
Interest receivable		21,924
Prepaid expenses		913
Other receivables		3,198
Total assets		266,603,247

Liabilities
Payable for investments purchased	$ 1,800,460
Accrued management fee	124,503
Distribution fees payable	1,251
Other affiliated payables	28,474
Other payables and accrued expenses	53,059
Total liabilities		2,007,747

Net Assets		$ 264,595,500
Net Assets consist of:
Paid in capital		$ 195,520,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,326,671
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,748,165
Net Assets		$ 264,595,500

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($205,801,961 ÷ 9,050,140 shares)	$ 22.74

Service Class: Net Asset Value, offering price and redemption price per share ($4,311,032 ÷ 190,000 shares)	$ 22.69

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,284,231 ÷ 189,397 shares)	$ 22.62

Investor Class: Net Asset Value, offering price and redemption price per share ($50,198,276 ÷ 2,212,151 shares)	$ 22.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Real Estate Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 4,544,935
Interest		172
Income from Fidelity Central Funds		296,660
Total income		4,841,767

Expenses
Management fee	$ 1,107,272
Transfer agent fees	166,111
Distribution fees	12,957
Accounting fees and expenses	80,836
Custodian fees and expenses	17,187
Independent trustees' compensation	693
Audit	49,272
Legal	5,413
Miscellaneous	16,834
Total expenses before reductions	1,456,575
Expense reductions	(13,624)	1,442,951
Net investment income (loss)		3,398,816
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,787,858
Foreign currency transactions	499
Total net realized gain (loss)		21,788,357
Change in net unrealized appreciation (depreciation) on: Investment securities	34,798,464
Assets and liabilities in foreign currencies	16
Total change in net unrealized appreciation (depreciation)		34,798,480
Net gain (loss)		56,586,837
Net increase (decrease) in net assets resulting from operations		$ 59,985,653

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,398,816	$ 3,330,065
Net realized gain (loss)	21,788,357	12,249,418
Change in net unrealized appreciation (depreciation)	34,798,480	4,991,406
Net increase (decrease) in net assets resulting from operations	59,985,653	20,570,889
Distributions to shareholders from net investment income	(3,481,178)	(3,279,073)
Distributions to shareholders from net realized gain	(20,674,753)	(9,657,127)
Total distributions	(24,155,931)	(12,936,200)
Share transactions - net increase (decrease)	70,269,294	(2,396,377)
Total increase (decrease) in net assets	106,099,016	5,238,312

Net Assets
Beginning of period	158,496,484	153,258,172
End of period	$ 264,595,500	$ 158,496,484

See accompanying notes which are an integral part of the financial statements.

VIP Real Estate Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 18.48	$ 17.46	$ 13.30	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.38	.38	.45	.48 H	.08
Net realized and unrealized gain (loss)	6.23	2.25	4.08	2.89	.18
Total from investment operations	6.61	2.63	4.53	3.37	.26
Distributions from net investment income	(.33)	(.41)	(.31)	(.15)	(.11)
Distributions from net realized gain	(2.02)	(1.20)	(.06)	(.07)	-
Total distributions	(2.35)	(1.61) K	(.37)	(.22)	(.11)
Net asset value, end of period	$ 22.74	$ 18.48	$ 17.46	$ 13.30	$ 10.15
Total Return B, C, D	36.71%	15.12%	34.14%	33.21%	2.61%
Ratios to Average Net Assets F, J
Expenses before reductions	.72%	.74%	.77%	1.72%	4.89% A
Expenses net of fee waivers, if any	.72%	.74%	.77%	1.03%	1.25% A
Expenses net of all reductions	.71%	.71%	.74%	1.00%	1.22% A
Net investment income (loss)	1.76%	2.13%	3.02%	4.44%	5.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,802	$ 145,065	$ 147,779	$ 45,320	$ 2,052
Portfolio turnover rate G	70%	75%	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.11 per share.

I For the period November 6, 2002 (commencement of operations) to December 31, 2002.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distribution of $1.61 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $1.195 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 18.44	$ 17.43	$ 13.28	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.35	.37	.43	.49 H	.08
Net realized and unrealized gain (loss)	6.22	2.23	4.08	2.86	.18
Total from investment operations	6.57	2.60	4.51	3.35	.26
Distributions from net investment income	(.30)	(.40)	(.30)	(.15)	(.11)
Distributions from net realized gain	(2.02)	(1.20)	(.06)	(.07)	-
Total distributions	(2.32)	(1.59) K	(.36)	(.22)	(.11)
Net asset value, end of period	$ 22.69	$ 18.44	$ 17.43	$ 13.28	$ 10.15
Total Return B, C, D	36.61%	15.00%	34.04%	33.01%	2.61%
Ratios to Average Net Assets F, J
Expenses before reductions	.82%	.84%	.86%	1.80%	4.99% A
Expenses net of fee waivers, if any	.82%	.84%	.86%	1.24%	1.35% A
Expenses net of all reductions	.81%	.81%	.84%	1.22%	1.31% A
Net investment income (loss)	1.66%	2.03%	2.92%	4.23%	5.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,311	$ 3,156	$ 2,744	$ 2,048	$ 1,539
Portfolio turnover rate G	70%	75%	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.11 per share.

I For the period November 6, 2002 (commencement of operations) to December 31, 2002.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distribution of $1.59 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $1.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002 I
Selected Per-Share Data
Net asset value, beginning of period	$ 18.40	$ 17.39	$ 13.26	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32	.34	.41	.47 H	.08
Net realized and unrealized gain (loss)	6.19	2.24	4.06	2.86	.18
Total from investment operations	6.51	2.58	4.47	3.33	.26
Distributions from net investment income	(.27)	(.37)	(.28)	(.15)	(.11)
Distributions from net realized gain	(2.02)	(1.20)	(.06)	(.07)	-
Total distributions	(2.29)	(1.57) K	(.34)	(.22)	(.11)
Net asset value, end of period	$ 22.62	$ 18.40	$ 17.39	$ 13.26	$ 10.15
Total Return B, C, D	36.35%	14.88%	33.79%	32.81%	2.61%
Ratios to Average Net Assets F, J
Expenses before reductions	.97%	.99%	1.01%	1.95%	5.14% A
Expenses net of fee waivers, if any	.97%	.99%	1.01%	1.39%	1.50% A
Expenses net of all reductions	.96%	.96%	.99%	1.37%	1.46% A
Net investment income (loss)	1.51%	1.88%	2.77%	4.08%	5.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,284	$ 3,141	$ 2,735	$ 2,044	$ 1,539
Portfolio turnover rate G	70%	75%	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.11 per share.

I For the period November 6, 2002 (commencement of operations) to December 31, 2002.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distribution of $1.57 per share is comprised of distributions from net investment income of $.37 and distributions from net realized gain of $1.195 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.46	$ 19.25
Income from Investment Operations
Net investment income (loss) E	.35	.17
Net realized and unrealized gain (loss)	6.22	.52
Total from investment operations	6.57	.69
Distributions from net investment income	(.32)	(.42)
Distributions from net realized gain	(2.02)	(1.06)
Total distributions	(2.34)	(1.48) J
Net asset value, end of period	$ 22.69	$ 18.46
Total Return B, C, D	36.53%	3.52%
Ratios to Average Net Assets F, I
Expenses before reductions	.85%	.99% A
Expenses net of fee waivers, if any	.85%	.99% A
Expenses net of all reductions	.85%	.96% A
Net investment income (loss)	1.62%	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,198	$ 7,134
Portfolio turnover rate G	70%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distribution of $1.48 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $1.06 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Real Estate Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Real Estate Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 65,961,626
Unrealized depreciation	(1,493,531)
Net unrealized appreciation (depreciation)	64,468,095
Undistributed ordinary income	1,342,211
Undistributed long-term capital gain	3,264,528

Cost for federal income tax purposes	$ 198,199,492

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 6,598,896	$ 5,357,485
Long-term Capital Gains	17,557,035	7,578,715
Total	$ 24,155,931	$ 12,936,200

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $184,443,069 and $133,646,291, respectively.

VIP Real Estate Portfolio

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 3,717
Service Class 2	9,240
$ 12,957

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 114,492
Service Class	2,499
Service Class 2	2,485
Investor Class	46,635
$ 166,111

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,094 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $395 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,536 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $263.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 99% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 2,781,183	$ 3,020,030
Service Class	53,234	62,886
Service Class 2	47,704	58,539
Investor Class	599,057	137,618
Total	$ 3,481,178	$ 3,279,073
From net realized gain
Initial Class	$ 16,767,387	$ 8,929,110
Service Class	351,979	189,597
Service Class 2	351,224	189,399
Investor Class	3,204,163	349,021
Total	$ 20,674,753	$ 9,657,127

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Real Estate Portfolio

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	2,250,474	2,576,804	$ 50,672,505	$ 46,365,764
Reinvestment of distributions	905,495	647,839	19,548,570	11,949,140
Shares redeemed	(1,956,218)	(3,839,690)	(40,657,830)	(68,577,036)
Net increase (decrease)	1,199,751	(615,047)	$ 29,563,245	$ (10,262,132)
Service Class
Reinvestment of distributions	18,859	13,700	$ 405,213	$ 252,483
Net increase (decrease)	18,859	13,700	$ 405,213	$ 252,483
Service Class 2
Reinvestment of distributions	18,633	13,491	$ 398,928	$ 247,938
Net increase (decrease)	18,633	13,491	$ 398,928	$ 247,938
Investor Class
Shares sold	1,835,126	381,682	$ 40,039,439	$ 7,301,211
Reinvestment of distributions	173,210	26,149	3,803,220	486,639
Shares redeemed	(182,665)	(21,351)	(3,940,751)	(422,516)
Net increase (decrease)	1,825,671	386,480	$ 39,901,908	$ 7,365,334

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Real Estate Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2007

VIP Real Estate Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Real Estate. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Real Estate. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Samuel Wald (32)

Year of Election or Appointment: 2005

Vice President of VIP Real Estate. Mr. Wald also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Wald worked as a research analyst, associate portfolio manager, and manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of VIP Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Real Estate. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Real Estate Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.370
Service Class	02/09/07	02/09/07	$.370
Service Class 2	02/09/07	02/09/07	$.370
Investor Class	02/09/07	02/09/07	$.370

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $17,223,223, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Real Estate Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Real Estate Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Real Estate Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Real Estate Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period and the third quartile for the three-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Real Estate Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2005, the total expenses of Investor Class ranked equal to its competitive median for 2005, and the total expenses of Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

VIP Real Estate Portfolio

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

VIP Real Estate Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPRE-ANN-0207
1.781992.104

Fidelity® Variable Insurance Products:
Strategic Income Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Strategic Income Portfolio

VIP Strategic Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP Strategic Income - Initial Class	7.87%	6.46%
VIP Strategic Income - Service Class B	7.78%	6.32%
VIP Strategic Income - Service Class 2 C	7.54%	6.14%
VIP Strategic Income - Investor Class D	7.85%	6.43%

A From December 23, 2003.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Beginning on January 1, 2006, the Merrill Lynch U.S. High Yield Master II Constrained Index replaced the Merrill Lynch U.S. High Yield Master II Index as the fund's primary index for all time periods because the Merrill Lynch U.S. High Yield Master II Constrained Index conforms more closely to the fund's investment strategy.

Annual Report

VIP Strategic Income Portfolio

Management's Discussion of Fund Performance

Comments from Derek Young and Christopher Sharpe, Lead Co-Managers of VIP Strategic Income Portfolio

Rising global interest rates and inflation concerns tempered the performance of investment-grade and higher-risk debt in first half of 2006. But the second half proved much kinder, thanks to a sharp decline in oil prices, continued strong corporate earnings and the U.S. central bank's pause in its two-year campaign of interest rate hikes. Against this backdrop, U.S. high-yield bonds fared best. Their lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Emerging-markets debt had the next-best showing in 2006, as the J.P. Morgan Emerging Markets Bond Index Global rose 9.88%. The Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 8.53%. In general, international securities benefited from the U.S. dollar's decline against most major foreign currencies. The U.S. government debt market had only a modest return of 3.48% as measured by the Lehman Brothers® Government Bond Index.

During the past year, the fund lagged slightly behind the Fidelity Strategic Income Composite Index, which returned 8.10%. (For specific portfolio performance results, please refer to the performance section of this report.) Each of the asset classes in the fund had positive absolute returns, and most of the fund's performance versus the index came from favorable security selection. Our subportfolio managers beat their individual benchmarks in each of the asset classes except developed-country debt, which had strong absolute results but fell just short of its benchmark. A defensive asset allocation strategy of modestly underweighting all of the asset classes created a cash position that was more than 6% of assets at period end, which contributed to the portfolio's absolute results and improved its risk profile, but had a negative impact on relative performance. The biggest boosts came from the high-yield and emerging-markets subportfolios, led by productive security selection and market selection, respectively. The U.S. government debt category benefited from strong demand for U.S. debt from foreign investors. The developed-markets subportfolio had strong absolute returns, aided in part by favorable currency movements, but fell short of its benchmark because of ineffective issue selection in Japan.

Note to shareholders:

As of January 1, 2006, the fund's primary benchmark - and the high-yield component of its Composite index - changed to the Merrill Lynch U.S. High Yield Master II Constrained Index, which conforms more closely to the high-yield subportfolio's investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Strategic Income Portfolio

VIP Strategic Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,063.30	$ 3.80
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Service Class
Actual	$ 1,000.00	$ 1,062.50	$ 4.31
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2
Actual	$ 1,000.00	$ 1,061.10	$ 5.09
HypotheticalA	$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class
Actual	$ 1,000.00	$ 1,063.20	$ 4.26
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Initial Class	.73%
Service Class	.83%
Service Class 2.98%
Investor Class	.82%

Annual Report

VIP Strategic Income Portfolio

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Holdings as of December 31, 2006
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	13.0	13.9
Fannie Mae	11.9	9.4
French Government	3.9	2.4
Japan Government	2.6	2.2
United Kingdom, Great Britain & Northern Ireland	2.3	2.2
	33.7
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	8.6	9.5
Telecommunication Services	6.1	6.7
Financials	5.1	4.2
Information Technology	4.8	4.8
Energy	4.5	4.7
Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
U.S.Government and U.S.Government Agency Obligations 28.7%	U.S.Government and U.S.Government Agency Obligations 26.8%
AAA,AA,A 14.3%	AAA,AA,A 13.5%
BBB 3.7%	BBB 4.0%
BB 18.3%	BB 17.8%
B 19.8%	B 20.3%
CCC,CC,C 4.5%	CCC,CC,C 5.6%
D 0.2%	D 0.1%
Not Rated 2.6%	Not Rated 2.1%
Equities 0.2%	Equities 0.4%
Short-Term Investments and Net Other Assets 7.7%	Short-Term Investments and Net Other Assets 9.4%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Corporate Bonds 33.5%		Corporate Bonds 34.7%
	U.S.Government and U.S.Government Agency Obligations 28.7%		U.S.Government and U.S.Government Agency Obligations 26.8%
	Foreign Government & Government Agency Obligations 23.1%		Foreign Government & Government Agency Obligations 23.7%
	Floating Rate Loans 6.7%		Floating Rate Loans 4.9%
	Stocks 0.2%		Stocks 0.4%
	Other Investments 0.1%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 9.4%
* Foreign investments	32.1%	** Foreign investments	32.3%

For an unaudited list of holdings for each Fidelity Equity and Fixed-Income Central Fund, visit advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports.

VIP Strategic Income Portfolio

VIP Strategic Income Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Corporate Bonds - 33.1%
		Principal Amount (d)	Value (Note 1)
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75% 2/15/30		$ 315,000	$ 196,088
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp. 0% 4/15/24		20,000	19,748
TOTAL CONVERTIBLE BONDS			215,836
Nonconvertible Bonds - 33.0%
CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.4%
Affinia Group, Inc. 9% 11/30/14		345,000	338,100
Delco Remy International, Inc.:
9.375% 4/15/12		25,000	9,125
11% 5/1/09		40,000	16,200
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		185,000	197,719
11% 2/15/13		38,000	41,563
Visteon Corp. 7% 3/10/14		400,000	349,000
			951,707
Automobiles - 0.3%
General Motors Corp.:
8.375% 7/5/33	EUR	50,000	63,568
8.375% 7/15/33		765,000	705,713
			769,281
Diversified Consumer Services - 0.1%
Affinion Group, Inc. 11.5% 10/15/15		175,000	185,063
Hotels, Restaurants & Leisure - 1.2%
Carrols Corp. 9% 1/15/13		355,000	362,100
Gaylord Entertainment Co.:
6.75% 11/15/14		130,000	129,025
8% 11/15/13		100,000	104,000
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14		245,000	239,488
Mandalay Resort Group:
6.375% 12/15/11		80,000	79,600
6.5% 7/31/09		20,000	20,200
MGM Mirage, Inc.:
6% 10/1/09		40,000	39,950
6.625% 7/15/15		450,000	433,688
6.75% 9/1/12		45,000	44,100
6.75% 4/1/13		110,000	107,525
6.875% 4/1/16		310,000	296,825
8.5% 9/15/10		50,000	53,500
Mohegan Tribal Gaming Authority 6.875% 2/15/15		100,000	100,250

		Principal Amount (d)	Value (Note 1)
Penn National Gaming, Inc. 6.75% 3/1/15		$ 80,000	$ 78,700
Scientific Games Corp. 6.25% 12/15/12		40,000	38,900
Six Flags, Inc.:
9.625% 6/1/14		20,000	18,550
9.75% 4/15/13		160,000	150,000
Speedway Motorsports, Inc. 6.75% 6/1/13		95,000	95,000
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		23,000	20,010
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		45,000	48,206
Vail Resorts, Inc. 6.75% 2/15/14		225,000	225,281
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)		230,000	162,725
9% 1/15/12		30,000	31,050
			2,878,673
Household Durables - 0.2%
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15		50,000	47,375
7.75% 5/15/13		65,000	64,188
Meritage Homes Corp. 6.25% 3/15/15		90,000	85,500
Urbi, Desarrollos Urbanos, SA de CV 8.5% 4/19/16 (g)		155,000	167,400
			364,463
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12		40,000	39,600
Media - 2.8%
AMC Entertainment, Inc. 11% 2/1/16		120,000	134,400
Cablemas SA de CV 9.375% 11/15/15		200,000	219,750
CanWest Media, Inc. 8% 9/15/12		40,000	41,700
Charter Communications Holdings I LLC 11.75% 5/15/14		80,000	71,600
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15		155,000	158,100
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10		180,000	188,775
10.25% 9/15/10		130,000	135,525
CSC Holdings, Inc.:
7.25% 4/15/12 (g)(h)		170,000	167,025
7.625% 4/1/11		40,000	40,900
7.625% 7/15/18		545,000	530,694
7.875% 2/15/18		655,000	658,275
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar Communications Corp.:
6.375% 10/1/11		$ 45,000	$ 44,663
6.625% 10/1/14		790,000	769,302
7.125% 2/1/16		270,000	269,676
Globo Communicacoes e Partcipacoes LTDA 9.375%		700,000	718,375
Haights Cross Communications, Inc. 0% 8/15/11 (e)		20,000	12,700
iesy Repository GmbH 10.375% 2/15/15 (g)		130,000	124,475
Liberty Media Corp.:
5.7% 5/15/13		300,000	284,250
8.25% 2/1/30		80,000	78,418
8.5% 7/15/29		480,000	482,619
MediMedia USA, Inc. 11.375% 11/15/14 (g)		50,000	52,375
Net Servicos de Communicacao SA 9.25% 12/31/49 (g)		100,000	102,150
PanAmSat Corp.:
9% 8/15/14		165,000	175,313
9% 6/15/16 (g)		120,000	127,050
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)		110,000	115,500
10.375% 9/1/14 (g)		595,000	661,938
Vertis, Inc. 10.875% 6/15/09		60,000	60,150
Videotron Ltee 6.875% 1/15/14		125,000	125,313
WPP Group plc 4.375% 12/5/13	EUR	50,000	64,749
			6,615,760
Specialty Retail - 0.6%
AutoNation, Inc.:
7% 4/15/14		255,000	255,638
7.3738% 4/15/13 (h)		60,000	60,225
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14 (g)		115,000	112,700
Michaels Stores, Inc.:
10% 11/1/14 (g)		260,000	268,450
11.375% 11/1/16 (g)		435,000	449,681
Sally Holdings LLC:
9.25% 11/15/14 (g)		80,000	81,800
10.5% 11/15/16 (g)		120,000	122,700
			1,351,194
Textiles, Apparel & Luxury Goods - 0.3%
Levi Strauss & Co.:
8.875% 4/1/16		385,000	400,400
9.75% 1/15/15		290,000	311,750
			712,150
TOTAL CONSUMER DISCRETIONARY			13,867,891

		Principal Amount (d)	Value (Note 1)
CONSUMER STAPLES - 0.4%
Food Products - 0.3%
Gruma SA de CV 7.75%		$ 200,000	$ 206,000
Hines Nurseries, Inc. 10.25% 10/1/11		120,000	105,600
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		25,000	26,188
NPI Merger Corp.:
9.4% 10/15/13 (g)(h)		50,000	51,563
10.75% 4/15/14 (g)		55,000	60,088
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)		130,000	109,200
Swift & Co.:
10.125% 10/1/09		70,000	71,400
12.5% 1/1/10		112,000	114,240
			744,279
Household Products - 0.1%
Central Garden & Pet Co. 9.125% 2/1/13		75,000	78,188
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		40,000	40,000
TOTAL CONSUMER STAPLES			862,467
ENERGY - 4.1%
Energy Equipment & Services - 0.5%
CHC Helicopter Corp. 7.375% 5/1/14		240,000	232,200
Complete Production Services, Inc. 8% 12/15/16 (g)		240,000	245,400
Hanover Compressor Co.:
7.5% 4/15/13		40,000	40,200
9% 6/1/14		125,000	134,375
Ocean Rig Norway AS 8.375% 7/1/13 (g)		60,000	64,350
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		305,000	372,832
Seabulk International, Inc. 9.5% 8/15/13		135,000	146,138
			1,235,495
Oil, Gas & Consumable Fuels - 3.6%
ANR Pipeline, Inc.:
7.375% 2/15/24		115,000	128,800
8.875% 3/15/10		110,000	115,363
Atlas Pipeline Partners LP 8.125% 12/15/15		70,000	72,275
Berry Petroleum Co. 8.25% 11/1/16		150,000	149,250
Chaparral Energy, Inc. 8.5% 12/1/15		130,000	129,025
Chesapeake Energy Corp.:
6.5% 8/15/17		460,000	447,925
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp.: - continued
6.875% 11/15/20		$ 390,000	$ 383,175
7.5% 9/15/13		40,000	41,450
7.5% 6/15/14		35,000	36,400
7.625% 7/15/13		430,000	453,113
Colorado Interstate Gas Co. 6.8% 11/15/15		260,000	270,075
Drummond Co., Inc. 7.375% 2/15/16 (g)		140,000	134,400
Energy Partners Ltd. 8.75% 8/1/10		155,000	159,263
EXCO Resources, Inc. 7.25% 1/15/11		10,000	9,850
Harvest Operations Corp. 7.875% 10/15/11		50,000	47,000
InterNorth, Inc. 9.625% 3/15/06 (c)		100,000	33,250
Massey Energy Co. 6.875% 12/15/13		425,000	399,500
Pan American Energy LLC 7.75% 2/9/12 (g)		345,000	356,213
Peabody Energy Corp.:
7.375% 11/1/16		300,000	319,500
7.875% 11/1/26		300,000	322,500
Pemex Project Funding Master Trust:
6.625% 6/15/35		95,000	97,185
7.75%		804,000	838,572
8.625% 2/1/22		260,000	323,050
Petrobras Energia SA 9.375% 10/30/13		65,000	73,206
Petrohawk Energy Corp. 9.125% 7/15/13		310,000	323,950
Petrozuata Finance, Inc.:
7.63% 4/1/09 (g)		320,718	319,516
8.22% 4/1/17 (g)		200,000	199,000
Pogo Producing Co.:
6.875% 10/1/17		210,000	201,600
7.875% 5/1/13		135,000	137,025
Range Resources Corp. 7.375% 7/15/13		100,000	102,000
Ship Finance International Ltd. 8.5% 12/15/13		145,000	144,638
Southern Star Central Corp. 6.75% 3/1/16		90,000	90,788
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13 (g)		70,000	70,525
Tennessee Gas Pipeline Co.:
7% 10/15/28		20,000	21,080
7.5% 4/1/17		445,000	484,160
7.625% 4/1/37		50,000	55,500

		Principal Amount (d)	Value (Note 1)
8.375% 6/15/32		$ 40,000	$ 47,650
Venoco, Inc. 8.75% 12/15/11		70,000	69,125
Williams Companies, Inc.:
7.5% 1/15/31		180,000	185,400
7.625% 7/15/19		140,000	149,450
7.75% 6/15/31		20,000	20,900
7.875% 9/1/21		15,000	16,050
8.75% 3/15/32		90,000	101,250
YPF SA:
10% 11/2/28		200,000	238,250
yankee 9.125% 2/24/09		65,000	68,494
			8,386,691
TOTAL ENERGY			9,622,186
FINANCIALS - 4.6%
Capital Markets - 0.1%
E*TRADE Financial Corp. 7.375% 9/15/13		240,000	247,200
Commercial Banks - 1.4%
Banca Popolare di Lodi Investment Trust 6.742% (h)	EUR	50,000	71,614
Banco Nacional de Desenvolvimento Economico e Social 5.167% 6/16/08 (h)		575,000	569,250
BIE Bank & Trust Ltd. 16.8% 3/13/07	BRL	55,000	25,743
Development Bank of Philippines 8.375% 12/31/49 (h)		200,000	211,500
Dresdner Bank AG 10.375% 8/17/09 (g)		400,000	437,520
European Investment Bank 4% 10/15/37	EUR	100,000	127,399
Inter-American Development Bank 6.625% 4/17/17	PEN	400,000	127,050
JPMorgan Chase Bank 4.375% 11/30/21 (h)	EUR	100,000	129,908
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner Bank AG for Kyivstar GSM) (g)		200,000	208,620
Oesterreichische Kontrollbank 3.875% 9/15/16	EUR	325,000	421,127
Russian Standard Finance SA 6.825% 9/16/09	EUR	50,000	65,977
Shinsei Bank Ltd. 3.75% 2/23/16 (h)	EUR	50,000	64,017
SMFG Finance Ltd. 6.164% 12/18/49 (h)	GBP	50,000	97,103
Standard Chartered Bank 4.016% 3/28/18 (h)	EUR	100,000	131,756
UBS Luxembourg SA:
8% 2/11/10		300,000	311,550
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
UBS Luxembourg SA: - continued
8.25% 5/23/16		$ 200,000	$ 210,000
Vimpel Communications 10% 6/16/09 (Issued by UBS Luxembourg SA for Vimpel Communications)		100,000	107,800
			3,317,934
Consumer Finance - 1.6%
ACE Cash Express, Inc. 10.25% 10/1/14 (g)		80,000	81,000
Ford Motor Credit Co.:
6.625% 6/16/08		375,000	374,744
9.875% 8/10/11		380,000	406,420
General Motors Acceptance Corp.:
6.75% 12/1/14		505,000	520,150
6.875% 9/15/11		295,000	302,375
6.875% 8/28/12		360,000	369,657
8% 11/1/31		1,420,000	1,625,900
			3,680,246
Diversified Financial Services - 0.7%
Canada Housing Trust No.1 4.65% 9/15/09	CAD	550,000	478,330
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13		185,000	190,550
DEPFA ACS Bank 3.875% 11/14/16	EUR	200,000	257,043
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		238,000	249,900
MUFG Capital Finance 2 Ltd. 4.85% (h)	EUR	50,000	64,500
Red Arrow International Leasing 8.375% 6/30/12	RUB	2,098,729	82,413
TMK Capital SA 8.5% 9/29/09		300,000	310,500
			1,633,236
Insurance - 0.0%
Eureko BV 5.125% (h)	EUR	100,000	131,505
Real Estate Investment Trusts - 0.4%
BF Saul REIT 7.5% 3/1/14		95,000	95,356
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		50,000	51,500
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (g)		330,000	336,534
Senior Housing Properties Trust:
7.875% 4/15/15		180,000	186,300
8.625% 1/15/12		280,000	303,800
			973,490

		Principal Amount (d)	Value (Note 1)
Real Estate Management & Development - 0.2%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13		$ 310,000	$ 310,000
8.125% 6/1/12		190,000	195,700
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	75,000	94,559
			600,259
Thrifts & Mortgage Finance - 0.2%
Residential Capital Corp. 6.875% 6/30/15		385,000	399,124
TOTAL FINANCIALS			10,982,994
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.1%
AmeriPath, Inc. 10.5% 4/1/13		150,000	162,375
CRC Health Group, Inc. 10.75% 2/1/16		90,000	97,650
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11		125,000	130,625
HCA, Inc.:
9.125% 11/15/14 (g)		230,000	245,525
9.25% 11/15/16 (g)		230,000	245,813
9.625% 11/15/16 pay-in-kind (g)		580,000	623,500
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14		90,000	91,013
Rural/Metro Corp. 9.875% 3/15/15		80,000	83,100
Skilled Healthcare Group, Inc. 11% 1/15/14 (g)		120,000	132,000
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13		150,000	155,250
U.S. Oncology, Inc. 9% 8/15/12		150,000	157,125
Vanguard Health Holding Co. I 0% 10/1/15 (e)		65,000	50,375
Vanguard Health Holding Co. II LLC 9% 10/1/14		335,000	338,769
			2,513,120
Life Sciences Tools & Services - 0.0%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		70,000	72,800
Pharmaceuticals - 0.1%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11		65,000	63,213
Leiner Health Products, Inc. 11% 6/1/12		90,000	92,250
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - continued
VWR International, Inc.:
6.875% 4/15/12		$ 30,000	$ 30,188
8% 4/15/14		180,000	185,400
			371,051
TOTAL HEALTH CARE			2,956,971
INDUSTRIALS - 2.7%
Aerospace & Defense - 0.1%
Bombardier, Inc. 8% 11/15/14 (g)		80,000	81,800
Hexcel Corp. 6.75% 2/1/15		100,000	97,000
Orbimage Holdings, Inc. 15.14% 7/1/12 (h)		100,000	112,250
			291,050
Airlines - 0.4%
Continental Airlines, Inc. pass thru trust certificates 6.9% 7/2/18		20,539	20,539
Delta Air Lines, Inc.:
7.9% 12/15/09 (c)		750,000	502,500
8.3% 12/15/29 (c)		130,000	87,100
Northwest Airlines Corp. 10% 2/1/09 (c)		205,000	193,725
Northwest Airlines, Inc.:
7.875% 3/15/08 (c)		90,000	84,150
8.875% 6/1/06 (c)		80,000	74,400
Northwest Airlines, Inc. pass thru trust certificates 7.248% 7/2/14		10,671	8,857
			971,271
Commercial Services & Supplies - 0.8%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13		10,000	9,875
Allied Security Escrow Corp. 11.375% 7/15/11		100,000	102,000
Allied Waste North America, Inc. 7.125% 5/15/16		295,000	292,050
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		75,000	70,125
9.25% 5/1/21		100,000	102,000
FTI Consulting, Inc.:
7.625% 6/15/13		50,000	51,250
7.75% 10/1/16 (g)		80,000	82,800
Mac-Gray Corp. 7.625% 8/15/15		40,000	40,500
NCO Group, Inc. 11.875% 11/15/14 (g)		160,000	162,000
R.H. Donnelley Finance Corp. I 10.875% 12/15/12		75,000	81,750
West Corp.:
9.5% 10/15/14 (g)		300,000	300,000

		Principal Amount (d)	Value (Note 1)
11% 10/15/16 (g)		$ 300,000	$ 303,000
Williams Scotsman, Inc. 8.5% 10/1/15		340,000	354,875
			1,952,225
Construction & Engineering - 0.0%
Blount, Inc. 8.875% 8/1/12		50,000	51,000
Electrical Equipment - 0.1%
General Cable Corp. 9.5% 11/15/10		125,000	132,500
Polypore, Inc. 0% 10/1/12 (e)		100,000	79,750
Sensus Metering Systems, Inc. 8.625% 12/15/13		60,000	60,000
			272,250
Machinery - 0.2%
Chart Industries, Inc. 9.125% 10/15/15 (g)		60,000	63,300
Invensys PLC 9.875% 3/15/11 (g)		4,000	4,290
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14 (g)		150,000	156,000
11.75% 8/1/16 (g)		205,000	214,225
			437,815
Marine - 0.4%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15		26,000	28,860
H-Lines Finance Holding Corp. 0% 4/1/13 (e)		71,000	66,030
Navios Maritime Holdings, Inc. 9.5% 12/15/14 (g)		230,000	230,575
OMI Corp. 7.625% 12/1/13		190,000	194,750
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14		80,000	77,600
US Shipping Partners LP 13% 8/15/14 (g)		170,000	178,500
			776,315
Road & Rail - 0.4%
Hertz Corp. 8.875% 1/1/14 (g)		190,000	199,500
Kansas City Southern de Mexico SA de CV 7.625% 12/1/13 (g)		100,000	99,875
Kansas City Southern Railway Co.:
7.5% 6/15/09		340,000	343,400
9.5% 10/1/08		45,000	46,800
TFM SA de CV 9.375% 5/1/12		300,000	320,250
			1,009,825
Trading Companies & Distributors - 0.2%
Ahern Rentals, Inc. 9.25% 8/15/13		40,000	41,700
Ashtead Holdings PLC 8.625% 8/1/15 (g)		75,000	78,188
Glencore Finance (Europe) SA 5.375% 9/30/11	EUR	50,000	66,736
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12		$ 165,000	$ 179,850
Penhall International Corp. 12% 8/1/14 (g)		80,000	86,800
			453,274
Transportation Infrastructure - 0.1%
HIT Finance BV 4.875% 10/27/21	EUR	50,000	64,327
TOTAL INDUSTRIALS			6,279,352
INFORMATION TECHNOLOGY - 4.0%
Communications Equipment - 0.9%
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14		320,000	333,600
L-3 Communications Corp. 6.375% 10/15/15		190,000	187,625
Lucent Technologies, Inc.:
6.45% 3/15/29		620,000	573,500
6.5% 1/15/28		415,000	383,875
Nortel Networks Corp.:
9.6238% 7/15/11 (g)(h)		190,000	200,213
10.125% 7/15/13 (g)		190,000	205,675
10.75% 7/15/16 (g)		190,000	207,575
			2,092,063
Electronic Equipment & Instruments - 0.4%
Altra Industrial Motion, Inc. 9% 12/1/11		50,000	51,500
Celestica, Inc. 7.875% 7/1/11		495,000	491,288
NXP BV:
7.875% 10/15/14 (g)		120,000	123,900
8.118% 10/15/13 (g)(h)		120,000	121,650
Sanmina-SCI Corp. 8.125% 3/1/16		180,000	172,800
			961,138
IT Services - 0.7%
Iron Mountain, Inc.:
6.625% 1/1/16		480,000	458,400
7.75% 1/15/15		180,000	183,600
8.625% 4/1/13		185,000	190,550
8.75% 7/15/18		190,000	201,875
SunGard Data Systems, Inc.:
9.125% 8/15/13		260,000	273,000
9.9725% 8/15/13 (h)		140,000	144,900
10.25% 8/15/15		180,000	191,925
			1,644,250
Office Electronics - 0.7%
Xerox Capital Trust I 8% 2/1/27		480,000	492,000

		Principal Amount (d)	Value (Note 1)
Xerox Corp.:
6.4% 3/15/16		$ 600,000	$ 610,806
7.2% 4/1/16		180,000	191,250
7.625% 6/15/13		300,000	315,000
			1,609,056
Semiconductors & Semiconductor Equipment - 1.3%
Amkor Technology, Inc. 9.25% 6/1/16		290,000	283,475
Avago Technologies Finance Ltd.:
10.8694% 6/1/13 (g)(h)		220,000	228,800
11.875% 12/1/15 (g)		285,000	308,513
Freescale Semiconductor, Inc.:
8.875% 12/15/14 (g)		280,000	279,664
9.125% 12/15/14 pay-in-kind (g)		865,000	859,637
10.125% 12/15/16 (g)		870,000	871,131
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.875% 12/15/11		195,000	163,800
8.61% 12/15/11 (h)		40,000	34,400
New ASAT Finance Ltd. 9.25% 2/1/11		105,000	85,575
Viasystems, Inc. 10.5% 1/15/11		140,000	140,000
			3,254,995
TOTAL INFORMATION TECHNOLOGY			9,561,502
MATERIALS - 3.1%
Chemicals - 1.1%
America Rock Salt Co. LLC 9.5% 3/15/14		225,000	231,750
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14		348,000	384,540
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)		58,000	49,010
Series B, 0% 10/1/14 (e)		569,000	480,805
Huntsman LLC 11.625% 10/15/10		182,000	201,565
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)		365,000	350,400
Lyondell Chemical Co. 11.125% 7/15/12		50,000	54,188
Momentive Performance Materials, Inc.:
9.75% 12/1/14 (g)		230,000	230,288
10.125% 12/1/14 (g)		230,000	232,300
11.5% 12/1/16 (g)		320,000	316,000
Phibro Animal Health Corp. 10% 8/1/13 (g)		150,000	155,625
SABIC Europe BV 4.5% 11/28/13	EUR	50,000	64,657
			2,751,128
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.5%
AEP Industries, Inc. 7.875% 3/15/13		$ 40,000	$ 40,600
BWAY Corp. 10% 10/15/10		90,000	94,050
Constar International, Inc. 11% 12/1/12		185,000	171,125
Crown Cork & Seal, Inc.:
7.5% 12/15/96		160,000	129,600
8% 4/15/23		235,000	228,538
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14		105,000	101,850
8.25% 5/15/13		195,000	201,825
8.75% 11/15/12		55,000	58,300
8.875% 2/15/09		36,000	36,765
Tekni-Plex, Inc. 10.875% 8/15/12 (g)		60,000	66,750
			1,129,403
Metals & Mining - 1.4%
Aleris International, Inc.:
9% 12/15/14 (g)		150,000	151,313
10% 12/15/16 (g)		150,000	151,313
Compass Minerals International, Inc. 0% 6/1/13 (e)		360,000	342,900
Corporacion Nacional del Cobre (Codelco) 6.15% 10/24/36 (g)		100,000	102,412
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		315,000	353,588
CSN Islands X Corp. (Reg. S) 9.5%		89,000	92,560
Edgen Acquisition Corp. 9.875% 2/1/11		60,000	60,900
Evraz Group SA 8.25% 11/10/15		100,000	102,625
Evraz Securities SA 10.875% 8/3/09		300,000	328,875
FMG Finance Property Ltd.:
10% 9/1/13 (g)		120,000	123,600
10.625% 9/1/16 (g)		120,000	128,400
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14		370,000	376,475
10.125% 2/1/10		5,000	5,250
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		70,000	75,075
Gerdau SA 8.875% (g)		125,000	132,813
International Steel Group, Inc. 6.5% 4/15/14		445,000	459,463
Ispat Inland ULC 9.75% 4/1/14		20,000	22,300
RathGibson, Inc. 11.25% 2/15/14		305,000	326,350
			3,336,212
Paper & Forest Products - 0.1%
Glatfelter 7.125% 5/1/16		40,000	40,400

		Principal Amount (d)	Value (Note 1)
Millar Western Forest Products Ltd. 7.75% 11/15/13		$ 95,000	$ 85,025
NewPage Corp. 11.6213% 5/1/12 (h)		90,000	97,200
			222,625
TOTAL MATERIALS			7,439,368
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 3.7%
Citizens Communications Co.:
7.875% 1/15/27 (g)		200,000	202,000
9% 8/15/31		215,000	232,200
Deutsche Telekom International Finance BV 4.5% 10/25/13	EUR	35,000	45,606
Embarq Corp.:
7.082% 6/1/16		55,000	55,991
7.995% 6/1/36		668,000	695,138
Eschelon Operating Co. 8.375% 3/15/10		132,000	127,545
Hanarotelecom, Inc. 7% 2/1/12 (g)		110,000	110,275
Intelsat Ltd.:
7.625% 4/15/12		85,000	78,625
9.25% 6/15/16 (g)		120,000	128,100
11.25% 6/15/16 (g)		475,000	523,688
Level 3 Financing, Inc.:
11.8% 3/15/11 (h)		150,000	158,625
12.25% 3/15/13		490,000	555,562
Mobifon Holdings BV 12.5% 7/31/10		280,000	308,350
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)		285,000	304,950
NTL Cable PLC:
8.75% 4/15/14		245,000	256,025
9.125% 8/15/16		175,000	184,188
Ote PLC 4.625% 5/20/16	EUR	50,000	64,657
PT Indosat International Finance Co. BV 7.125% 6/22/12 (g)		90,000	90,450
Qwest Capital Funding, Inc.:
7.625% 8/3/21		25,000	24,813
7.75% 2/15/31		25,000	24,594
Qwest Corp.:
7.5% 10/1/14		50,000	53,250
7.875% 9/1/11		320,000	340,800
8.61% 6/15/13 (h)		350,000	379,155
8.875% 3/15/12		1,370,000	1,525,838
Telecom Egypt SAE:
9.672% 2/4/10 (h)	EGP	196,300	33,195
10.95% 2/4/10	EGP	196,300	34,323
Telefonica de Argentina SA 9.125% 11/7/10		115,000	124,200
Telenet Group Holding NV 0% 6/15/14 (e)(g)		363,000	330,330
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Capital Funding, Inc.:
6.5% 11/15/18		$ 20,000	$ 18,700
6.875% 7/15/28		120,000	110,100
U.S. West Communications:
6.875% 9/15/33		870,000	835,200
7.2% 11/10/26		30,000	29,775
7.25% 9/15/25		35,000	35,963
7.25% 10/15/35		90,000	89,550
7.5% 6/15/23		25,000	25,375
8.875% 6/1/31		5,000	5,263
Wind Acquisition Finance SA 10.75% 12/1/15 (g)		365,000	418,838
Windstream Corp. 8.625% 8/1/16 (g)		105,000	115,238
			8,676,475
Wireless Telecommunication Services - 1.7%
American Tower Corp. 7.125% 10/15/12		685,000	702,125
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		440,000	475,728
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14		270,000	275,400
Digicel Ltd. 9.25% 9/1/12 (g)		300,000	319,500
Intelsat Subsidiary Holding Co. Ltd. 10.4844% 1/15/12 (h)		200,000	201,750
Megafon SA 8% 12/10/09		100,000	104,000
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)		300,000	311,250
Millicom International Cellular SA 10% 12/1/13		480,000	523,200
Mobile Telesystems Finance SA:
8% 1/28/12 (g)		152,000	159,600
8.375% 10/14/10 (g)		475,000	501,125
Pakistan Mobile Communcations Ltd. 8.625% 11/13/13 (g)		100,000	104,500
Telecom Personal SA 9.25% 12/22/10 (g)		320,000	336,800
UbiquiTel Operating Co. 9.875% 3/1/11		80,000	86,250
			4,101,228
TOTAL TELECOMMUNICATION SERVICES			12,777,703
UTILITIES - 1.6%
Electric Utilities - 0.6%
Abu Dhabi National Energy Co. Pjsc 4.375% 10/28/13	EUR	50,000	65,185

		Principal Amount (d)	Value (Note 1)
AES Gener SA 7.5% 3/25/14		$ 200,000	$ 211,500
Chivor SA E.S.P. 9.75% 12/30/14 (g)		200,000	227,750
Compania de Transporte de Energia Electrica en Alta Tension Transener SA 8.875% 12/15/16 (g)		80,000	80,200
Edison Mission Energy:
7.5% 6/15/13		380,000	396,625
7.75% 6/15/16		190,000	200,925
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10		120,000	122,400
			1,304,585
Gas Utilities - 0.8%
Dynegy Holdings, Inc. 8.375% 5/1/16		285,000	299,963
Southern Natural Gas Co.:
7.35% 2/15/31		190,000	207,575
8% 3/1/32		410,000	475,600
8.875% 3/15/10		230,000	240,925
Transportadora de Gas del Sur SA:
(Reg. S) 7.2% 12/15/10 (f)		444,254	443,144
8% 12/15/13 (f)		150,000	153,375
8% 12/15/13 (f)(g)		42,000	42,945
8% 12/15/13 (f)		108,230	108,771
			1,972,298
Independent Power Producers & Energy Traders - 0.1%
Enron Corp. 7.625% 9/10/04 (c)		400,000	134,000
Tenaska Alabama Partners LP 7% 6/30/21 (g)		96,112	95,391
			229,391
Multi-Utilities - 0.1%
Aquila, Inc. 14.875% 7/1/12		120,000	156,000
TECO Energy, Inc. 6.75% 5/1/15		60,000	63,000
Utilicorp United, Inc. 9.95% 2/1/11 (h)		3,000	3,293
			222,293
TOTAL UTILITIES			3,728,567
TOTAL NONCONVERTIBLE BONDS			78,079,001
TOTAL CORPORATE BONDS (Cost $75,302,901)			78,294,837
U.S. Government and Government Agency Obligations - 24.4%

U.S. Government Agency Obligations - 11.4%
Fannie Mae:
3.25% 1/15/08		3,800,000	3,725,866
3.25% 2/15/09		4,956,000	4,781,826
4.25% 5/15/09		650,000	639,594
U.S. Government and Government Agency Obligations - continued
		Principal Amount (d)	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
4.625% 10/15/13		$ 3,500,000	$ 3,428,947
4.75% 12/15/10		7,156,000	7,110,223
4.875% 4/15/09		2,563,000	2,555,939
5% 9/15/08		1,200,000	1,198,666
5.25% 9/15/16		200,000	203,616
6.375% 6/15/09		90,000	92,854
Freddie Mac:
4% 8/17/07		58,000	57,556
4.125% 10/18/10		2,050,000	1,993,668
5.25% 7/18/11		655,000	662,839
5.75% 3/15/09		500,000	507,698
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			26,959,292
U.S. Treasury Inflation Protected Obligations - 1.7%
U.S. Treasury Inflation-Indexed Notes:
1.875% 7/15/13		407,707	394,071
2% 1/15/14		1,420,042	1,380,157
2.375% 4/15/11		2,287,958	2,280,004
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			4,054,232
U.S. Treasury Obligations - 11.3%
U.S. Treasury Bonds:
6.125% 8/15/29		4,571,000	5,342,356
6.25% 8/15/23		1,200,000	1,381,219
U.S. Treasury Notes:
4.25% 11/15/13		3,438,000	3,347,216
4.25% 8/15/14		1,650,000	1,601,660
4.25% 11/15/14		700,000	679,055
4.25% 8/15/15		1,000,000	967,656
4.5% 11/15/15		7,050,000	6,941,493
4.75% 5/15/14		599,000	600,544
4.875% 4/30/08		3,000,000	2,997,186
5% 7/31/08		2,750,000	2,754,513
TOTAL U.S. TREASURY OBLIGATIONS			26,612,898
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $57,985,023)			57,626,422
U.S. Government Agency - Mortgage Securities - 2.0%

Fannie Mae - 1.5%
3.907% 5/1/33 (h)		48,879	48,440
4% 9/1/13 to 10/1/20		219,421	208,213
4.49% 11/1/33 (h)		15,045	14,923
4.493% 5/1/33 (h)		12,185	12,227

		Principal Amount (d)	Value (Note 1)
4.786% 12/1/35 (h)		$ 48,761	$ 48,571
4.787% 6/1/35 (h)		78,506	77,721
4.876% 7/1/34 (h)		71,430	71,019
4.892% 11/1/35 (h)		122,056	121,752
4.893% 10/1/35 (h)		19,495	19,461
5% 6/1/14 to 9/1/35		122,451	118,613
5.034% 5/1/35 (h)		146,203	145,385
5.049% 12/1/32 (h)		111,646	111,114
5.11% 7/1/34 (h)		27,062	27,014
5.151% 7/1/35 (h)		176,228	175,768
5.267% 11/1/36 (h)		24,946	24,973
5.408% 7/1/35 (h)		32,776	32,800
5.409% 2/1/36 (h)		20,835	20,892
5.5% 11/1/17 to 4/1/20		1,707,018	1,709,456
5.541% 11/1/36 (h)		48,112	48,257
5.84% 3/1/36 (h)		85,462	86,223
5.849% 6/1/35 (h)		154,632	156,078
5.881% 1/1/36 (h)		38,765	38,984
6.5% 9/1/21		214,998	219,848
TOTAL FANNIE MAE			3,537,732
Freddie Mac - 0.5%
4.5% 8/1/18 to 9/1/19		123,328	119,130
4.704% 9/1/35 (h)		236,490	234,807
5% 7/1/18 to 9/1/18		309,135	305,392
5.021% 4/1/35 (h)		4,704	4,644
5.5% 8/1/14 to 11/1/19		68,962	69,081
6% 10/1/16 to 4/1/17		58,965	59,862
6.5% 5/1/18		292,455	299,006
TOTAL FREDDIE MAC			1,091,922
Government National Mortgage Association - 0.0%
3.75% 1/20/34 (h)		45,749	45,452
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,711,071)			4,675,106
Collateralized Mortgage Obligations - 2.3%

U.S. Government Agency - 2.3%
Fannie Mae planned amortization class:
Series 2002-83 Class ME, 5% 12/25/17		450,000	437,406
Series 2003-24 Class PB, 4.5% 12/25/12		72,811	72,414
Series 2006-64 Class PA, 5.5% 2/25/30		336,035	336,056
Fannie Mae Grantor Trust sequential payer Series 2005-93 Class HD, 4.5% 11/25/19		16,115	15,681
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates:
floater Series 2005-45 Class XA, 5.69% 6/25/35 (h)		$ 738,599	$ 740,714
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		45,000	42,277
Series 2006-4 Class PB, 6% 9/25/35		315,000	318,129
Series 2006-49 Class CA, 6% 2/25/31		232,543	234,265
sequential payer:
Series 2003-18 Class EY, 5% 6/25/17		212,168	209,609
Series 2005-117, Class JN, 4.5% 1/25/36		40,000	35,146
Series 2005-47 Class AK, 5% 6/25/20		370,000	356,964
Freddie Mac Multi-class participation certificates guaranteed:
floater Series 2630 Class FL, 5.85% 6/15/18 (h)		4,163	4,215
planned amortization class:
Series 2378 Class PE, 5.5% 11/15/16		193,275	193,702
Series 2622 Class PE, 4.5% 5/15/18		475,000	455,990
Series 2628 Class OP, 3.5% 11/15/13		136,214	134,340
Series 2760:
Class EB, 4.5% 9/15/16		300,000	294,180
Class LB, 4.5% 1/15/33		200,000	192,202
Series 2773 Class EG, 4.5% 4/15/19		100,000	95,529
Series 2996 Class MK, 5.5% 6/15/35		49,236	49,238
Series 3013 Class AF, 5.6% 5/15/35 (h)		890,321	892,168
sequential payer:
Series 2570 Class CU, 4.5% 7/15/17		21,452	20,974
Series 2572 Class HK, 4% 2/15/17		32,019	31,057
Series 2773 Class TA, 4% 11/15/17		172,127	165,621
Series 2849 Class AL, 5% 5/15/18		84,673	83,527
Series 2937 Class HJ, 5% 10/15/19		100,780	99,615
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,494,224)			5,511,019
Foreign Government and Government Agency Obligations - 23.6%
		Principal Amount (d)	Value (Note 1)
Arab Republic 8.0203% to 9.4689% 2/27/07 to 3/20/07	EGP	510,000	$ 87,801
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		164,788	179,207
5.589% 8/3/12 (h)		903,750	853,934
7% 3/28/11		505,000	499,459
7% 9/12/13		615,000	591,630
12.4375% 3/5/08 (h)	ARS	497,000	163,402
Brazilian Federative Republic:
6% 9/15/13		233,333	235,130
8% 1/15/18		145,000	161,240
8.25% 1/20/34		280,000	339,640
8.75% 2/4/25		255,000	316,200
10.5% 7/14/14		95,000	120,983
11% 8/17/40		1,250,000	1,658,125
12.25% 3/6/30		395,000	655,700
12.5% 1/5/16	BRL	250,000	132,811
12.75% 1/15/20		235,000	366,600
Canadian Government:
4.5% 9/1/07	CAD	900,000	773,467
5.25% 6/1/12	CAD	3,250,000	2,954,267
5.5% 6/1/09	CAD	720,000	638,799
5.75% 6/1/29	CAD	500,000	526,690
Central Bank of Nigeria promissory note 5.092% 1/5/10		102,900	97,535
City of Kiev 8.75% 8/8/08		100,000	103,650
Colombian Republic:
7.375% 9/18/37		100,000	107,350
11.75% 2/25/20		90,000	130,725
Dominican Republic:
Brady 6.2725% 8/30/09 (h)		77,490	77,335
6.1875% 8/30/24 (h)		750,000	746,250
9.04% 1/23/18 (g)		92,903	106,328
9.5% 9/27/11		301,908	324,249
Ecuador Republic:
10% 8/15/30 (Reg. S)		590,000	436,600
12% 11/15/12 (Reg. S)		128,520	100,246
euro par 5% 2/28/25		76,000	55,480
Finnish Government 3.875% 9/15/17	EUR	3,100,000	4,052,922
French Government:
OAT 5.5% 4/25/29	EUR	60,000	94,936
3.25% 4/25/16	EUR	2,610,000	3,251,039
3.5% 7/12/11	EUR	4,400,000	5,701,416
4% 4/25/55	EUR	100,000	130,172
German Federal Republic 3.5% 9/12/08	EUR	200,000	262,324
Greek Government 3.25% 6/21/07	EUR	1,500,000	1,974,953
Indonesian Republic:
6.75% 3/10/14		165,000	172,640
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value (Note 1)
Indonesian Republic: - continued
7.25% 4/20/15 (g)		$ 80,000	$ 86,704
7.25% 4/20/15		60,000	65,028
Islamic Republic of Pakistan 7.125% 3/31/16 (g)		100,000	105,250
Japan Government:
0.4454% to 0.4554% 3/5/07 to 3/12/07	JPY	150,000,000	1,259,095
1% 11/20/20 (h)	JPY	50,000,000	404,368
1.03% 7/20/20 (h)	JPY	75,000,000	591,810
1.4% 3/21/11	JPY	60,000,000	509,337
1.5% 3/20/14	JPY	95,000,000	799,540
1.8% 3/20/16	JPY	45,000,000	383,587
2.4% 12/20/34	JPY	130,000,000	1,117,203
Real Return Bond 1.1% 12/10/16	JPY	125,000,000	1,043,154
Lebanon, Republic of:
7.125% 3/5/10		20,000	19,100
7.875% 5/20/11 (Reg. S)		255,000	249,900
8.6044% 11/30/09 (g)(h)		115,000	113,413
8.6044% 11/30/09 (h)		435,000	428,997
Pakistan International Sukuk Co. Ltd. 7.76% 1/27/10 (h)		200,000	206,750
Peruvian Republic:
6.25% 3/7/27 (h)		70,000	68,600
7.35% 7/21/25		100,000	112,750
euro Brady past due interest 5% 3/7/17 (h)		467,400	463,661
Philippine Republic:
8.25% 1/15/14		345,000	388,988
8.375% 2/15/11		155,000	169,725
8.875% 3/17/15		240,000	284,112
9% 2/15/13		350,000	403,375
9.875% 1/15/19		345,000	450,225
10.625% 3/16/25		225,000	322,605
Republic of Serbia 3.75% 11/1/24 (f)(g)		50,000	46,500
Russian Federation:
5% 3/31/30 (Reg. S) (f)		1,755,000	1,983,150
12.75% 6/24/28 (Reg. S)		285,000	515,850
State of Qatar 9.75% 6/15/30 (Reg. S)		275,000	408,788
Turkish Republic:
0% 4/9/08	TRY	255,000	141,566
6.875% 3/17/36		90,000	86,288
7% 9/26/16		500,000	510,000
7.375% 2/5/25		105,000	107,625
11% 1/14/13		830,000	1,020,900
11.75% 6/15/10		420,000	495,600
11.875% 1/15/30		440,000	679,250
Ukraine Cabinet of Ministers 6.58% 11/21/16 (g)		225,000	224,793

		Principal Amount (d)	Value (Note 1)
Ukraine Government:
6.875% 3/4/11 (Reg. S)		$ 100,000	$ 102,880
8.9025% 8/5/09 (h)		500,000	529,500
United Kingdom, Great Britain & Northern Ireland:
4.25% 3/7/11	GBP	600,000	1,140,252
4.25% 6/7/32	GBP	50,000	97,448
4.25% 3/7/36	GBP	330,000	651,221
4.75% 9/7/15	GBP	590,000	1,152,459
5% 3/7/08	GBP	260,000	508,169
5% 9/7/14	GBP	331,000	654,867
5% 3/7/25	GBP	250,000	520,078
8% 6/7/21	GBP	265,000	699,888
United Mexican States:
7.5% 4/8/33		390,000	459,225
8.3% 8/15/31		625,000	799,063
9% 12/20/12	MXN	1,325,000	132,445
11.5% 5/15/26		125,000	202,188
Uruguay Republic:
5% 9/14/18	UYU	1,978,216	89,175
7.625% 3/21/36		100,000	110,000
8% 11/18/22		303,878	344,902
Venezuelan Republic:
5.75% 2/26/16		260,000	245,700
6% 12/9/20		115,000	107,238
6.3738% 4/20/11 (h)		305,000	301,950
7% 12/1/18 (Reg. S)		80,000	82,400
7.65% 4/21/25		125,000	136,375
9.25% 9/15/27		205,000	261,785
9.375% 1/13/34		160,000	212,160
10.75% 9/19/13		270,000	334,125
13.625% 8/15/18		296,000	453,620
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (f)		90,000	77,625
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $53,282,736)			55,855,560
Common Stocks - 0.2%
		Shares
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Intermet Corp. (a)(j)		6,092	11,027
Diversified Consumer Services - 0.1%
Coinmach Service Corp. unit		13,000	239,200
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. unit		10,000	190,000
TOTAL COMMON STOCKS (Cost $431,126)			440,227
Preferred Stocks - 0.0%
		Shares	Value (Note 1)
Convertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%		300	$ 10,875
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Spanish Broadcasting System, Inc. Class B, 10.75%		68	75,480
TOTAL PREFERRED STOCKS (Cost $72,781)			86,355
Floating Rate Loans - 4.2%
		Principal Amount (d)
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.2%
Dana Corp. term loan 7.55% 4/13/08 (h)		$ 30,000	30,000
Lear Corp. term loan 7.8656% 4/25/12 (h)		129,610	129,772
The Goodyear Tire & Rubber Co.:
Tranche 2, term loan 8.14% 4/30/10 (h)		105,000	106,575
Tranche 3, term loan 8.89% 3/1/11 (h)		190,000	192,850
			459,197
Automobiles - 0.7%
AM General LLC:
LOC 8.35% 9/30/12 (h)		6,774	6,825
term loan B 8.3633% 9/30/13 (h)		203,226	204,750
Ford Motor Co. term loan 8.36% 12/15/13 (h)		1,270,000	1,271,588
General Motors Corp. term loan 7.745% 11/29/13 (h)		60,000	60,150
			1,543,313
Media - 0.3%
Charter Communications Operating LLC Tranche B, term loan 8.005% 4/28/13 (h)		306,000	307,530
CSC Holdings, Inc. Tranche B, term loan 7.1228% 3/29/13 (h)		308,450	308,257
Riverdeep Interactive Learning USA, Inc. term loan:
8.1% 12/21/13 (h)		40,000	40,150
11.0656% 12/21/07 (h)		110,000	110,000

		Principal Amount (d)	Value (Note 1)
UPC Broadband Holding BV:
Tranche J2, term loan 7.64% 3/31/13 (h)		$ 25,000	$ 25,031
Tranche K2, term loan 7.64% 12/31/13 (h)		25,000	25,031
			815,999
Multiline Retail - 0.1%
Neiman Marcus Group, Inc. term loan 7.6022% 4/6/13 (h)		113,924	114,494
Specialty Retail - 0.2%
Michaels Stores, Inc. Tranche B, term loan 8.375% 10/31/13 (h)		190,000	187,437
Sally Holdings LLC Tranche B, term loan 7.87% 11/10/13 (h)		49,875	50,000
Toys 'R' US, Inc. term loan 8.3494% 12/9/08 (h)		290,000	291,813
			529,250
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
term loan 9.1875% 3/5/14 (h)		90,000	92,588
term loan B1 7.681% 9/5/13 (h)		250,039	252,852
			345,440
TOTAL CONSUMER DISCRETIONARY			3,807,693
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc. Tranche B, term loan 6.875% 6/5/13 (h)		66,667	66,917
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Coffeyville Resources LLC:
Credit-Linked Deposit 8.36% 12/21/13 (h)		27,568	27,740
Tranche D, term loan 8.36% 12/21/13 (h)		142,432	143,323
Helix Energy Solutions Group, Inc. term loan 7.4524% 7/1/13 (h)		79,799	79,899
Sandridge Energy, Inc. term loan 10.1904% 11/21/07 (h)		280,000	282,100
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.4888% 10/31/12 (h)		29,032	29,105
term loan:
7.6% 10/31/07 (h)		80,000	80,000
7.6237% 10/31/12 (h)		119,456	119,754
			761,921
Floating Rate Loans - continued
		Principal Amount (d)	Value (Note 1)
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
The NASDAQ Stock Market, Inc.:
Tranche B, term loan 7.1001% 4/18/12 (h)		$ 175,274	$ 175,055
Tranche C, term loan 7.1004% 4/18/12 (h)		101,602	101,475
			276,530
Real Estate Investment Trusts - 0.1%
Capital Automotive (REIT) Tranche B, term loan 7.1% 12/16/10 (h)		167,447	168,494
Newkirk Master LP Tranche B, term loan 7.0994% 8/11/08 (h)		14,592	14,574
			183,068
TOTAL FINANCIALS			459,598
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
HCA, Inc. Tranche B, term loan 7.8638% 11/17/13 (h)		750,000	759,375
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 7.6% 9/29/13 (h)		20,000	20,150
Tranche 2LN, term loan 11.125% 3/28/14 (h)		10,000	10,250
			30,400
Airlines - 0.2%
Delta Air Lines, Inc.:
Tranche B, term loan 10.1181% 3/16/08 (h)		20,000	20,325
Tranche C, term loan 12.8681% 3/16/08 (h)		205,000	210,638
UAL Corp.:
Tranche B, term loan 9.12% 2/1/12 (h)		165,419	166,453
Tranche DD, term loan 9.125% 2/1/12 (h)		23,631	23,779
			421,195
Building Products - 0.0%
Mueller Group, Inc. term loan 7.373% 10/3/12 (h)		15,081	15,156
Commercial Services & Supplies - 0.0%
Allied Waste Industries, Inc.:
term loan 7.1623% 1/15/12 (h)		64,279	64,520
Tranche A, Credit-Linked Deposit 7.0725% 1/15/12 (h)		28,504	28,611
			93,131

		Principal Amount (d)	Value (Note 1)
Industrial Conglomerates - 0.0%
Walter Industries, Inc. term loan 7.3305% 10/3/12 (h)		$ 11,054	$ 11,054
Machinery - 0.0%
Chart Industries, Inc. Tranche B, term loan 7.4323% 10/17/12 (h)		13,333	13,383
Road & Rail - 0.1%
Hertz Corp.:
Credit-Linked Deposit 7.365% 12/21/12 (h)		7,778	7,836
Tranche B, term loan 7.5054% 12/21/12 (h)		61,796	62,259
Laidlaw International, Inc. Class B, term loan 7.11% 7/31/13 (h)		39,900	40,100
			110,195
TOTAL INDUSTRIALS			694,514
INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Instruments - 0.0%
Sanmina-SCI Corp. term loan 7.9375% 1/31/08 (h)		40,000	40,050
IT Services - 0.3%
Affiliated Computer Services, Inc. Tranche B2, term loan 7.3597% 3/20/13 (h)		189,050	189,286
SunGard Data Systems, Inc. Tranche B, term loan 7.8753% 2/10/13 (h)		522,050	527,923
			717,209
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc. term loan 7.62% 12/31/13 (h)		221,623	223,563
Freescale Semiconductor, Inc. term loan 7.3694% 12/1/13 (h)		270,000	271,688
			495,251
TOTAL INFORMATION TECHNOLOGY			1,252,510
MATERIALS - 0.4%
Chemicals - 0.1%
Lyondell Chemical Co. term loan 7.1213% 8/13/13 (h)		249,375	250,622
Momentive Performance Materials, Inc. Tranche B1, term loan 7.625% 12/4/13 (h)		60,000	60,075
			310,697
Metals & Mining - 0.1%
Aleris International, Inc. term loan 8.125% 12/19/13 (h)		150,000	150,563
Floating Rate Loans - continued
		Principal Amount (d)	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.2%
Georgia-Pacific Corp. Tranche B1, term loan 7.3561% 12/23/12 (h)		$ 564,300	$ 567,827
TOTAL MATERIALS			1,029,087
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Wind Telecomunicazioni Spa:
term loan 12.54% 12/21/11 (h)		180,000	182,475
Tranche 2, term loan 11.62% 3/21/15 (h)		140,000	145,600
Tranche B, term loan 8.1684% 9/21/13 (h)		70,000	70,350
Tranche C, term loan 8.6684% 9/21/14 (h)		70,000	70,350
Windstream Corp. Class B, term loan 7.12% 7/17/13 (h)		230,000	231,438
			700,213
Wireless Telecommunication Services - 0.1%
Leap Wireless International, Inc. Tranche B, term loan 8.1138% 6/16/13 (h)		39,800	40,148
MetroPCS Wireless, Inc. Tranche B, term loan 7.875% 11/3/13 (h)		79,800	80,199
			120,347
TOTAL TELECOMMUNICATION SERVICES			820,560
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Boston Generating LLC:
Credit-Linked Deposit 7.6156% 12/21/13 (h)		12,069	12,114
Tranche 1LN, revolver loan 7.6156% 12/21/13 (h)		3,379	3,392
Tranche 2LN, term loan 9.6% 6/20/14 (h)		20,000	20,450
Tranche B 1LN, term loan 7.6% 12/21/13 (h)		54,552	54,756
NRG Energy, Inc.:
Credit-Linked Deposit 7.3637% 2/1/13 (h)		115,276	115,996
term loan 7.3638% 2/1/13 (h)		136,252	137,103
			343,811
TOTAL FLOATING RATE LOANS (Cost $9,925,964)			9,995,986
Sovereign Loan Participations - 0.1%
		Principal Amount (d)	Value (Note 1)
Indonesian Republic loan participation:
- Citibank 6.25% 3/28/13 (h)		$ 42,955	$ 42,418
- Credit Suisse First Boston 6.25% 3/28/13 (h)		170,818	168,682
- Deutsche Bank 1.407% 3/28/13 (h)	JPY	2,397,075	18,927
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $213,956)			230,027
Commercial Paper - 0.1%

GPB Finance Public Ltd. 4.4% 6/5/07 (Cost $129,020)	EUR	100,000	129,593
Fixed-Income Funds - 2.9%
	Shares
Fidelity Floating Rate Central Fund (i) (Cost $6,906,044)	68,866	6,927,920
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 5.37% (b) (Cost $15,166,773)	15,166,773	15,166,773
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 4.8%, dated 12/29/06 due 1/2/07 (Collateralized by U.S. Treasury Obligations) # (Cost $43,000)	$ 43,023	43,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $229,664,619)		234,982,825
NET OTHER ASSETS - 0.7%		1,573,788
NET ASSETS - 100%		$ 236,556,613
Currency Abbreviations
ARS	-	Argentine peso
BRL	-	Brazilian real
CAD	-	Canadian dollar
EGP	-	Egyptian pound
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
PEN	-	Peruvian new sol
RUB	-	Russian ruble
TRY	-	New Turkish Lira
UYU	-	Uruguay peso
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,242,742 or 8.1% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,027 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Intermet Corp.	1/7/05 - 1/13/05	$ 115,372
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$43,000 due 1/02/07 at 4.8%
BNP Paribas Securities Corp.	$ 40,916
Morgan Stanley & Co., Inc.	2,084
$ 43,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 669,443
Fidelity Floating Rate Central Fund	380,367
Total	$ 1,049,810

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 8,278,993	$ 2,618,281	$ 4,001,195	$ 6,927,920	0.4%
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.9%
France	3.9%
Canada	3.0%
United Kingdom	2.6%
Japan	2.6%
Brazil	2.4%
Argentina	1.9%
Finland	1.7%
Turkey	1.3%
Luxembourg	1.2%
Russia	1.1%
Mexico	1.1%
Venezuela	1.0%
Philippines	1.0%
Others (individually less than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio

VIP Strategic Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $43,000) - See accompanying schedule: Unaffiliated issuers (cost $207,591,802)	$ 212,888,132
Fidelity Central Funds (cost $22,072,817)	22,094,693
Total Investments (cost $229,664,619)		$ 234,982,825
Cash		262,623
Foreign currency held at value (cost $10,834)		10,831
Receivable for investments sold		577,994
Dividends receivable		46,129
Interest receivable		3,240,273
Prepaid expenses		992
Other receivables		549
Total assets		239,122,216

Liabilities
Payable for investments purchased	$ 2,362,243
Payable for fund shares redeemed	1,648
Accrued management fee	112,109
Distribution fees payable	1,224
Other affiliated payables	28,115
Other payables and accrued expenses	60,264
Total liabilities		2,565,603

Net Assets		$ 236,556,613
Net Assets consist of:
Paid in capital		$ 230,490,799
Undistributed net investment income		434,688
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		304,653
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,326,473
Net Assets		$ 236,556,613

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($123,870,047 ÷ 11,578,989 shares)	$ 10.70

Service Class: Net Asset Value, offering price and redemption price per share ($4,211,424 ÷ 394,443 shares)	$ 10.68

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,191,899 ÷ 392,788 shares)	$ 10.67

Investor Class: Net Asset Value, offering price and redemption price per share ($104,283,243 ÷ 9,758,307 shares)	$ 10.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Strategic Income Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 45,333
Interest		11,033,766
Income from Fidelity Central Funds		1,049,810
Total income		12,128,909

Expenses
Management fee	$ 1,124,276
Transfer agent fees	183,914
Distribution fees	14,062
Accounting fees and expenses	86,808
Custodian fees and expenses	51,785
Independent trustees' compensation	710
Audit	51,832
Legal	3,306
Miscellaneous	12,889
Total expenses before reductions	1,529,582
Expense reductions	(2,377)	1,527,205
Net investment income		10,601,704
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	876,306
Fidelity Central Funds	3,514
Foreign currency transactions	1,236
Total net realized gain (loss)		881,056
Change in net unrealized appreciation (depreciation) on: Investment securities	3,781,398
Assets and liabilities in foreign currencies	11,187
Total change in net unrealized appreciation (depreciation)		3,792,585
Net gain (loss)		4,673,641
Net increase (decrease) in net assets resulting from operations		$ 15,275,345

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 10,601,704	$ 7,309,222
Net realized gain (loss)	881,056	(180,263)
Change in net unrealized appreciation (depreciation)	3,792,585	(2,767,365)
Net increase (decrease) in net assets resulting from operations	15,275,345	4,361,594
Distributions to shareholders from net investment income	(10,266,586)	(6,828,359)
Distributions to shareholders from net realized gain	(522,209)	(1,052,214)
Total distributions	(10,788,795)	(7,880,573)
Share transactions - net increase (decrease)	66,412,828	67,438,055
Total increase (decrease) in net assets	70,899,378	63,919,076

Net Assets
Beginning of period	165,657,235	101,738,159
End of period (including undistributed net investment income of $434,688 and undistributed net investment income of $120,192, respectively)	$ 236,556,613	$ 165,657,235

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.61	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.579	.552	.510	.003
Net realized and unrealized gain (loss)	.239	(.226)	.355	(.003)
Total from investment operations	.818	.326	.865	-
Distributions from net investment income	(.493)	(.451)	(.245)	-
Distributions from net realized gain	(.025)	(.085)	(.010)	-
Total distributions	(.518)	(.536)	(.255)	-
Net asset value, end of period	$ 10.70	$ 10.40	$ 10.61	$ 10.00
Total Return B, C, D	7.87%	3.10%	8.66%	.00%
Ratios to Average Net Assets F, I
Expenses before reductions	.74%	.75%	.85%	10.00% A
Expenses net of fee waivers, if any	.74%	.75%	.85%	1.00% A
Expenses net of all reductions	.74%	.75%	.84%	1.00% A
Net investment income	5.40%	5.19%	5.02%	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,870	$ 135,352	$ 94,154	$ 3,001
Portfolio turnover rate G	83%	100%	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 23, 2003 (commencement of operations) to December 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.59	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.567	.541	.485	.003
Net realized and unrealized gain (loss)	.241	(.225)	.355	(.003)
Total from investment operations	.808	.316	.840	-
Distributions from net investment income	(.483)	(.441)	(.240)	-
Distributions from net realized gain	(.025)	(.085)	(.010)	-
Total distributions	(.508)	(.526)	(.250)	-
Net asset value, end of period	$ 10.68	$ 10.38	$ 10.59	$ 10.00
Total Return B, C, D	7.78%	3.01%	8.41%	.00%
Ratios to Average Net Assets F, I
Expenses before reductions	.84%	.85%	1.15%	10.10% A
Expenses net of fee waivers, if any	.84%	.85%	1.10%	1.10% A
Expenses net of all reductions	.84%	.85%	1.10%	1.10% A
Net investment income	5.30%	5.09%	4.77%	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,211	$ 3,907	$ 3,795	$ 3,501
Portfolio turnover rate G	83%	100%	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 23, 2003 (commencement of operations) to December 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.59	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.551	.524	.469	.003
Net realized and unrealized gain (loss)	.232	(.224)	.356	(.003)
Total from investment operations	.783	.300	.825	-
Distributions from net investment income	(.468)	(.425)	(.225)	-
Distributions from net realized gain	(.025)	(.085)	(.010)	-
Total distributions	(.493)	(.510)	(.235)	-
Net asset value, end of period	$ 10.67	$ 10.38	$ 10.59	$ 10.00
Total Return B, C, D	7.54%	2.86%	8.26%	.00%
Ratios to Average Net Assets F, I
Expenses before reductions	.99%	1.00%	1.30%	10.25% A
Expenses net of fee waivers, if any	.99%	1.00%	1.25%	1.25% A
Expenses net of all reductions	.99%	1.00%	1.25%	1.25% A
Net investment income	5.15%	4.94%	4.62%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,192	$ 3,895	$ 3,789	$ 3,500
Portfolio turnover rate G	83%	100%	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 23, 2003 (commencement of operations) to December 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.39	$ 10.69
Income from Investment Operations
Net investment income E	.570	.235
Net realized and unrealized gain (loss)	.246	(.065)
Total from investment operations	.816	.170
Distributions from net investment income	(.491)	(.450)
Distributions from net realized gain	(.025)	(.020)
Total distributions	(.516)	(.470)
Net asset value, end of period	$ 10.69	$ 10.39
Total Return B, C, D	7.85%	1.59%
Ratios to Average Net Assets F, I
Expenses before reductions	.82%	.86% A
Expenses net of fee waivers, if any	.82%	.85% A
Expenses net of all reductions	.82%	.85% A
Net investment income	5.32%	5.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,283	$ 22,502
Portfolio turnover rate G	83%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Strategic Income Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, defaulted bonds, market discount, partnerships (including allocations from Fidelity Central Funds), financing transactions and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,033,539
Unrealized depreciation	(1,327,026)
Net unrealized appreciation (depreciation)	5,706,513
Undistributed ordinary income	81,768
Undistributed long-term capital gain	277,533

Cost for federal income tax purposes	$ 229,276,312

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 10,475,470	$ 7,576,726
Long-term Capital Gains	313,325	303,847
Total	$ 10,788,795	$ 7,880,573

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Strategic Income Portfolio

2. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities, aggregated $131,454,546 and $97,599,453, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 4,028
Service Class 2	10,034
$ 14,062

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .14% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 87,668
Service Class	2,671
Service Class 2	2,660
Investor Class	90,915
$ 183,914

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $498 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,808.

7. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 99% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Strategic Income Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005 A
From net investment income
Initial Class	$ 5,433,880	$ 5,620,016
Service Class	181,865	159,039
Service Class 2	175,714	153,056
Investor Class	4,475,127	896,248
Total	$ 10,266,586	$ 6,828,359
From net realized gain
Initial Class	$ 275,552	$ 951,419
Service Class	9,413	30,502
Service Class 2	9,386	30,460
Investor Class	227,858	39,833
Total	$ 522,209	$ 1,052,214

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	1,325,177	6,103,515	$ 14,237,932	$ 64,922,576
Reinvestment of distributions	533,592	631,508	5,709,432	6,571,436
Shares redeemed	(3,298,485)	(2,589,246)	(35,422,894)	(27,644,411)
Net increase (decrease)	(1,439,716)	4,145,777	$ (15,475,530)	$ 43,849,601
Service Class
Reinvestment of distributions	17,910	18,243	$ 191,278	$ 189,541
Net increase (decrease)	17,910	18,243	$ 191,278	$ 189,541
Service Class 2
Reinvestment of distributions	17,331	17,664	$ 185,100	$ 183,516
Net increase (decrease)	17,331	17,664	$ 185,100	$ 183,516
Investor Class
Shares sold	7,406,250	2,103,938	$ 79,510,385	$ 22,592,967
Reinvestment of distributions	439,942	90,181	4,702,985	936,082
Shares redeemed	(252,931)	(29,073)	(2,701,390)	(313,652)
Net increase (decrease)	7,593,261	2,165,046	$ 81,511,980	$ 23,215,397

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Strategic Income Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Strategic Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2007

VIP Strategic Income Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Strategic Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of VIP Strategic Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of VIP Strategic Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).]

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of VIP Strategic Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of VIP Strategic Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Strategic Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Christopher L. Sharpe (38)

Year of Election or Appointment: 2005

Vice President and lead co-manager of VIP Strategic Income. Mr. Sharpe also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sharpe worked as an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000 he was with William M. Mercer, Inc. in Boston. Mr. Sharpe also serves as Vice President of FMR (2006) and FMR Co., Inc. (2006).

Derek L. Young (42)

Year of Election or Appointment: 2005

Vice President and lead co-manager of VIP Strategic Income. Mr. Young also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Young worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager. Mr. Young also serves as Vice President of FMR and FMR Co., Inc (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of VIP Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Strategic Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Strategic Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Strategic Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Strategic Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Strategic Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Strategic Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Strategic Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP IV Strategic Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$0.020
Service Class	02/09/07	02/09/07	$0.020
Service Class 2	02/09/07	02/09/07	$0.020
Investor Class	02/09/07	02/09/07	$0.020

A total of 10.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $590,859, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Strategic Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPSI-ANN-0207
1.796350.104

Fidelity® Variable Insurance Products:
Technology Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Technology Portfolio

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Technology, the fund is now benchmarked to the MSCI US Investable Market Information Technology Index.

Annual Report

VIP Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Technology - Initial Class	8.19%	3.60%	2.17%
VIP Technology - Investor Class B	8.10%	3.54%	2.12%

A From July 19, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Technology Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP Technology Portfolio

VIP Technology Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of VIP Technology Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

During the year, the fund underperformed the 9.21% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and performed about in line with the 8.31% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final three months1. During the same 12-month period, the fund also trailed the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) For the first nine months of the period, stock selection in communications equipment represented the biggest head wind to the fund's performance versus the Goldman Sachs index. Underweighting the relatively strong performing systems software segment also played a part in the fund slightly trailing the Goldman Sachs index. Among individual holdings, underweighting strong performing networking equipment stock Cisco Systems, a major index component, hurt performance. Also detracting was Canada-based Nortel Networks, a wireline telecom equipment company. Conversely, our results benefited from my picks in semiconductors, Internet software/services and semiconductor equipment, along with a significant overweighting in communications equipment. Underweighting personal computer semiconductor maker Intel - another large index component - was a particularly good decision, given the stock's double-digit loss. China-based communications equipment stock Comtech Group also aided performance. During the fourth quarter, the fund edged the MSCI index, aided by stock selection in semiconductors and communications equipment, although overweightings in both relatively weak groups offset some of those benefits. F5 Networks was the top three-month contributor. The applications networking solutions provider advanced smartly after beating its fiscal fourth-quarter revenue target and upping expectations for its first quarter. Canada's Research In Motion, maker of the popular BlackBerry device, further aided our results. Conversely, underweighting the computer hardware segment diminished performance, along with a large overweighting in communications equipment. Our underweighting in Cisco Systems again held back performance.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Technology Index, which returned 1.76% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Information Technology Index, which returned 6.44% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 8.31%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Technology Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,116.30	$ 4.53
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33
Investor Class
Actual	$ 1,000.00	$ 1,115.40	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.85%
Investor Class	.96%

VIP Technology Portfolio

VIP Technology Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	5.4	5.3
Research In Motion Ltd.	5.4	1.0
Google, Inc. Class A (sub. vtg.)	5.1	3.0
Marvell Technology Group Ltd.	4.1	1.0
Apple Computer, Inc.	2.9	3.2
Intel Corp.	2.8	2.5
Motorola, Inc.	2.5	4.2
Cisco Systems, Inc.	2.5	0.0
Sun Microsystems, Inc.	2.2	0.5
Hewlett-Packard Co.	2.1	2.0
	35.0
Top Industries (% of fund's net assets)
As of December 31, 2006
Communications Equipment	34.4%
Semiconductors & Semiconductor Equipment	24.8%
Software	12.7%
Computers & Peripherals	10.1%
Internet Software & Services	9.0%
All Others*	9.0%

As of June 30, 2006
Communications Equipment	39.1%
Semiconductors & Semiconductor Equipment	23.2%
Computers & Peripherals	13.7%
Software	8.8%
Internet Software & Services	6.2%
All Others*	9.0%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Technology Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 0.2%
Building Products - 0.2%
Asahi Glass Co. Ltd.	13,000	$ 156,153
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Diversified Commercial & Professional Services - 1.3%
Equifax, Inc.	1,000	40,600
Tele Atlas NV (a)	49,744	1,042,215
		1,082,815
Human Resource & Employment Services - 0.1%
Kenexa Corp. (a)	2,100	69,846
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,152,661
COMMUNICATIONS EQUIPMENT - 34.2%
Communications Equipment - 34.2%
Acme Packet, Inc.	15,600	321,984
ADC Telecommunications, Inc. (a)	8,385	121,834
ADVA AG Optical Networking (a)	28,877	327,861
Alcatel-Lucent SA sponsored ADR	23,000	327,060
AudioCodes Ltd. (a)	74,550	698,534
Bookham, Inc. (a)	60,612	246,691
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	21,800	235,004
Ciena Corp. (a)	11,863	328,724
Cisco Systems, Inc. (a)	72,500	1,981,425
Comtech Group, Inc. (a)(d)	61,499	1,118,667
Comverse Technology, Inc. (a)	77,370	1,633,281
Corning, Inc. (a)	49,200	920,532
ECI Telecom Ltd. (a)	29,882	258,778
F5 Networks, Inc. (a)	20,513	1,522,270
Finisar Corp. (a)	110,429	356,686
Foundry Networks, Inc. (a)	29,400	440,412
Foxconn International Holdings Ltd. (a)	40,000	130,877
JDS Uniphase Corp. (a)	4,562	76,003
Juniper Networks, Inc. (a)	75,396	1,428,000
Mogem Co. Ltd.	31,554	588,669
Motorola, Inc.	98,430	2,023,721
Nortel Networks Corp. (a)	16,160	433,520
Optium Corp.	4,200	104,748
Powerwave Technologies, Inc. (a)	112,800	727,560
QUALCOMM, Inc.	114,796	4,338,138
Research In Motion Ltd. (a)	33,930	4,335,575
Riverbed Technology, Inc.	100	3,070
Sandvine Corp.	142,488	234,419
Sandvine Corp. (a)	214,400	349,365
Sonus Networks, Inc. (a)	143,100	943,029
Stratex Networks, Inc. (a)	38,394	185,443
Tekelec (a)	25,800	382,614
Terayon Communication Systems, Inc. (a)	139,300	310,639
TomTom Group BV (a)(d)	2,800	120,951
		27,556,084

	Shares	Value (Note 1)
COMPUTERS & PERIPHERALS - 10.1%
Computer Hardware - 8.7%
Apple Computer, Inc. (a)	28,100	$ 2,384,004
Concurrent Computer Corp. (a)	206,236	373,287
Hewlett-Packard Co.	40,400	1,664,076
NCR Corp. (a)	15,700	671,332
Palm, Inc. (a)(d)	12,300	173,307
Sun Microsystems, Inc. (a)	321,900	1,744,698
		7,010,704
Computer Storage & Peripherals - 1.4%
Brocade Communications Systems, Inc. (a)	500	4,105
EMC Corp. (a)	17,300	228,360
Network Appliance, Inc. (a)	5,500	216,040
Rackable Systems, Inc. (a)	1,200	37,164
SanDisk Corp. (a)	13,100	563,693
Seagate Technology	3,300	87,450
		1,136,812
TOTAL COMPUTERS & PERIPHERALS		8,147,516
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
Evergreen Solar, Inc. (a)(d)	34,703	262,702
Q-Cells AG (a)	200	8,996
Suntech Power Holdings Co. Ltd. sponsored ADR	3,700	125,837
		397,535
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Electronic Equipment & Instruments - 0.3%
Cognex Corp.	1,400	33,348
Photon Dynamics, Inc. (a)	14,694	171,773
		205,121
Electronic Manufacturing Services - 1.7%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	28,540	203,638
Jabil Circuit, Inc.	44,100	1,082,655
Trimble Navigation Ltd. (a)	1,100	55,803
		1,342,096
Technology Distributors - 0.3%
Arrow Electronics, Inc. (a)	2,200	69,410
Avnet, Inc. (a)	300	7,659
Wolfson Microelectronics PLC (a)	38,100	208,192
		285,261
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,832,478
HOUSEHOLD DURABLES - 0.9%
Consumer Electronics - 0.9%
Garmin Ltd.	10,200	567,732
Common Stocks - continued
	Shares	Value (Note 1)
HOUSEHOLD DURABLES - CONTINUED
Consumer Electronics - continued
ReignCom Ltd. (a)	3,226	$ 19,842
Thomson SA	6,500	127,089
		714,663
Household Appliances - 0.0%
iRobot Corp. (a)	100	1,806
TOTAL HOUSEHOLD DURABLES		716,469
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
Gmarket, Inc. sponsored ADR	100	2,396
GSI Commerce, Inc. (a)	7,099	133,106
		135,502
INTERNET SOFTWARE & SERVICES - 9.0%
Internet Software & Services - 9.0%
Akamai Technologies, Inc. (a)	400	21,248
Ariba, Inc. (a)	4,500	34,830
DivX, Inc. (d)	5,800	133,806
Google, Inc. Class A (sub. vtg.) (a)	8,850	4,075,248
Liquidity Services, Inc.	7,100	122,191
Marchex, Inc. Class B	18,800	251,544
Openwave Systems, Inc. (a)	80,233	740,551
RADVision Ltd. (a)	24,471	491,378
WebSideStory, Inc. (a)	50,205	635,595
Yahoo!, Inc. (a)	28,600	730,444
		7,236,835
IT SERVICES - 2.7%
Data Processing & Outsourced Services - 1.5%
First Data Corp.	16,400	418,528
The Western Union Co.	35,500	795,910
		1,214,438
IT Consulting & Other Services - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	4,700	362,652
Infosys Technologies Ltd. sponsored ADR	1,700	92,752
Isilon Systems, Inc.	100	2,760
RightNow Technologies, Inc. (a)	23,452	403,843
Satyam Computer Services Ltd. sponsored ADR	5,000	120,050
		982,057
TOTAL IT SERVICES		2,196,495
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Management & Development - 0.2%
Move, Inc.	27,500	151,525

	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.8%
Semiconductor Equipment - 4.4%
Applied Materials, Inc.	13,000	$ 239,850
ASE Test Ltd. (a)	7,500	75,675
ASML Holding NV (NY Shares) (a)	24,800	610,824
Axcelis Technologies, Inc. (a)	15,100	88,033
Credence Systems Corp. (a)	24,800	128,960
EMCORE Corp. (a)(d)	21,802	120,565
Entegris, Inc. (a)	22,055	238,635
FormFactor, Inc. (a)	6,600	245,850
ICOS Vision Systems NV (a)	900	38,032
KLA-Tencor Corp.	4,300	213,925
Kulicke & Soffa Industries, Inc. (a)	24,000	201,600
Lam Research Corp. (a)	4,200	212,604
LTX Corp. (a)	40,300	225,680
Rudolph Technologies, Inc. (a)	4,180	66,546
Tessera Technologies, Inc. (a)	8,300	334,822
Varian Semiconductor Equipment Associates, Inc. (a)	6,050	275,396
Verigy Ltd.	11,920	211,580
		3,528,577
Semiconductors - 20.4%
Advanced Micro Devices, Inc. (a)	1,864	37,932
Altera Corp. (a)	4,300	84,624
AMIS Holdings, Inc. (a)	19,000	200,830
Analog Devices, Inc.	11,600	381,292
Applied Micro Circuits Corp. (a)	101,300	360,628
Atheros Communications, Inc. (a)	11,100	236,652
Atmel Corp. (a)	27,600	166,980
Broadcom Corp. Class A (a)	15,477	500,062
Chartered Semiconductor Manufacturing Ltd. (a)	161,000	134,416
Chartered Semiconductor Manufacturing Ltd. sponsored ADR (a)	49,100	409,985
Conexant Systems, Inc. (a)	38,400	78,336
CSR PLC (a)	10,000	127,306
Cypress Semiconductor Corp. (a)	36,800	620,816
Ikanos Communications, Inc. (a)	17,700	153,813
Infineon Technologies AG sponsored ADR (a)	6,000	84,180
Integrated Device Technology, Inc. (a)	9,400	145,512
Intel Corp.	112,100	2,270,025
Intersil Corp. Class A	21,100	504,712
LSI Logic Corp. (a)	22,400	201,600
Marvell Technology Group Ltd. (a)	173,500	3,329,465
Maxim Integrated Products, Inc.	13,300	407,246
Microtune, Inc. (a)	57,660	271,002
Mindspeed Technologies, Inc. (a)	77,984	148,949
Monolithic Power Systems, Inc. (a)	13,300	147,763
MoSys, Inc. (a)(d)	3,300	30,525
National Semiconductor Corp.	40,200	912,540
NVIDIA Corp. (a)	11,600	429,316
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
O2Micro International Ltd. sponsored ADR (a)	10,054	$ 85,962
Pericom Semiconductor Corp. (a)	10,400	119,288
PixArt Imaging, Inc.	34,000	511,278
PLX Technology, Inc. (a)	4,600	59,984
PMC-Sierra, Inc. (a)	14,100	94,611
Saifun Semiconductors Ltd. (a)	14,100	262,260
Semiconductor Manufacturing International Corp. sponsored ADR (a)	11,400	73,416
Semtech Corp. (a)	8,900	116,323
Silicon Laboratories, Inc. (a)	6,200	214,830
Silicon On Insulator Technologies SA (SOITEC) (a)	8,400	298,867
SiRF Technology Holdings, Inc. (a)	27,900	712,008
Skyworks Solutions, Inc. (a)	23,500	166,380
Spansion, Inc. Class A	25,300	375,958
STATS ChipPAC Ltd. sponsored ADR (a)	66,800	513,024
Vimicro International Corp. sponsored ADR (a)	41,100	419,220
Xilinx, Inc.	3,200	76,192
		16,476,108
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		20,004,685
SOFTWARE - 12.7%
Application Software - 9.2%
Adobe Systems, Inc. (a)	34,450	1,416,584
Altiris, Inc. (a)	5,200	131,976
Ansys, Inc. (a)	13,300	578,417
Autodesk, Inc. (a)	6,400	258,944
BEA Systems, Inc. (a)	20,313	255,538
Cognos, Inc. (a)	4,300	182,578
Hyperion Solutions Corp. (a)	4,550	163,527
Informatica Corp. (a)	103,655	1,265,628
Kronos, Inc. (a)	15,000	551,100
NAVTEQ Corp. (a)	11,700	409,149
Opsware, Inc. (a)	35,446	312,634
Quest Software, Inc. (a)	11,600	169,940
Salesforce.com, Inc. (a)	28,600	1,042,470
Ulticom, Inc. (a)	72,693	697,126
		7,435,611
Home Entertainment Software - 0.7%
Electronic Arts, Inc. (a)	2,900	146,044
Gameloft (a)(d)	46,500	278,094
THQ, Inc. (a)	3,900	126,828
		550,966

	Shares	Value (Note 1)
Systems Software - 2.8%
Allot Communications Ltd.	2,200	$ 25,762
Double-Take Software, Inc.	9,800	126,224
Oracle Corp. (a)	89,600	1,535,744
Red Hat, Inc. (a)	19,360	445,280
Wind River Systems, Inc. (a)	16,000	164,000
		2,297,010
TOTAL SOFTWARE		10,283,587
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.2%
Gamestop Corp. Class B (a)	3,900	213,564
TOTAL COMMON STOCKS (Cost $69,942,182)		80,181,089
Convertible Bonds - 0.2%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $130,000)	$ 130,000	119,496
Money Market Funds - 3.1%
	Shares
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c) (Cost $2,488,243)	2,488,243	2,488,243
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $72,560,425)	82,788,828
NET OTHER ASSETS - (2.7)%	(2,160,549)
NET ASSETS - 100%	$ 80,628,279
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,337
Fidelity Securities Lending Cash Central Fund	59,183
Total	$ 104,520
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.6%
Canada	6.8%
Bermuda	4.1%
Netherlands	2.3%
Israel	2.1%
Cayman Islands	1.9%
Singapore	1.6%
France	1.3%
Taiwan	1.0%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,377,558) - See accompanying schedule: Unaffiliated issuers (cost $70,072,182)	$ 80,300,585
Fidelity Central Funds (cost $2,488,243)	2,488,243
Total Investments (cost $72,560,425)		$ 82,788,828
Receivable for investments sold		522,937
Dividends receivable		29,495
Interest receivable		2,580
Prepaid expenses		369
Other receivables		10,937
Total assets		83,355,146

Liabilities
Payable to custodian bank	$ 111,470
Payable for investments purchased	30,222
Accrued management fee	38,755
Other affiliated payables	8,792
Other payables and accrued expenses	49,385
Collateral on securities loaned, at value	2,488,243
Total liabilities		2,726,867

Net Assets		$ 80,628,279
Net Assets consist of:
Paid in capital		$ 65,006,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,393,029
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,228,432
Net Assets		$ 80,628,279

Statement of Assets and Liabilities - continued

December 31, 2006
Initial Class: Net Asset Value, offering price and redemption price per share ($64,689,016 ÷ 6,237,885 shares)	$ 10.37

Investor Class: Net Asset Value, offering price and redemption price per share ($15,939,263 ÷ 1,542,065 shares)	$ 10.34

See accompanying notes which are an integral part of the financial statements.

VIP Technology Portfolio

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 192,990
Interest		583
Income from Fidelity Central Funds (including $59,183 from security lending)		104,520
Total income		298,093

Expenses
Management fee	$ 489,706
Transfer agent fees	76,592
Accounting and security lending fees	34,450
Custodian fees and expenses	47,093
Independent trustees' compensation	324
Audit	39,511
Legal	2,529
Miscellaneous	15,644
Total expenses before reductions	705,849
Expense reductions	(23,995)	681,854
Net investment income (loss)		(383,761)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,390,785
Foreign currency transactions	(10,394)
Total net realized gain (loss)		6,380,391
Change in net unrealized appreciation (depreciation) on: Investment securities	(755,171)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(755,167)
Net gain (loss)		5,625,224
Net increase (decrease) in net assets resulting from operations		$ 5,241,463

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (383,761)	$ (195,851)
Net realized gain (loss)	6,380,391	15,639,986
Change in net unrealized appreciation (depreciation)	(755,167)	(10,091,877)
Net increase (decrease) in net assets resulting from operations	5,241,463	5,352,258
Distributions to shareholders from net investment income	-	(365,699)
Distributions to shareholders from net realized gain	(7,082,577)	-
Total distributions	(7,082,577)	(365,699)
Share transactions - net increase (decrease)	(2,276,220)	(37,159,453)
Redemption fees	45,151	42,532
Total increase (decrease) in net assets	(4,072,183)	(32,130,362)

Net Assets
Beginning of period	84,700,462	116,830,824
End of period (including undistributed net investment income of $0 and undistributed net investment income of $36,447, respectively)	$ 80,628,279	$ 84,700,462

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 9.37	$ 9.33	$ 5.86	$ 9.42
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.02 F	(.03)	(.04)
Net realized and unrealized gain (loss)	.88	1.04	.01	3.49	(3.54)
Total from investment operations	.84	1.02	.03	3.46	(3.58)
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	(.83)	-	-	-	-
Redemption fees added to paid in capital C	.01	- H	.01	.01	.02
Net asset value, end of period	$ 10.37	$ 10.35	$ 9.37	$ 9.33	$ 5.86
Total Return A, B	8.19%	10.88%	.43%	59.22%	(37.79)%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.79%	.75%	.83%	.99%
Expenses net of fee waivers, if any	.80%	.79%	.75%	.83%	.99%
Expenses net of all reductions	.77%	.62%	.68%	.75%	.86%
Net investment income (loss)	(.43)%	(.24)%	.24%	(.34)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,689	$ 78,892	$ 116,831	$ 167,274	$ 32,955
Portfolio turnover rate E	269%	249%	118%	129%	217%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 9.71
Income from Investment Operations
Net investment income (loss)E	(.06)	(.02)
Net realized and unrealized gain (loss)	.89	.64
Total from investment operations	.83	.62
Distributions from net realized gain	(.83)	-
Redemption fees added to paid in capital E	.01	-J
Net asset value, end of period	$ 10.34	$ 10.33
Total Return B, C, D	8.10%	6.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.93%	.97% A
Expenses net of fee waivers, if any	.93%	.97% A
Expenses net of all reductions	.90%	.80% A
Net investment income (loss)	(.56)%	(.45)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,939	$ 5,809
Portfolio turnover rate G	269%	249%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Technology Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Technology Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,988,276
Unrealized depreciation	(3,458,743)
Net unrealized appreciation (depreciation)	9,529,533
Undistributed ordinary income	3,672,437
Undistributed long-term capital gain	2,419,486

Cost for federal income tax purposes	$ 73,259,295

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ -	$ 365,699
Long-term Capital Gains	7,082,577	-
Total	$ 7,082,577	$ 365,699

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VIP Technology Portfolio

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,352,912 and $239,465,444, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 53,719
Investor Class	22,873
$ 76,592

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,434 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $239 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,684 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ -	$ 365,699
From net realized gain
Initial Class	6,484,203	-
Investor Class	598,374	-
Total	$ 7,082,577	$ -

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Technology Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	2,223,212	1,621,445	$ 22,500,191	$ 15,369,798
Reinvestment of distributions	627,099	40,187	6,484,203	365,699
Shares redeemed	(4,236,430)	(6,504,388)	(41,717,781)	(58,554,599)
Net increase (decrease)	(1,386,119)	(4,842,756)	$ (12,733,387)	$ (42,819,102)
Investor Class
Shares sold	1,405,935	575,481	$ 14,461,192	$ 5,789,709
Reinvestment of distributions	57,982	-	598,374	-
Shares redeemed	(484,054)	(13,279)	(4,602,399)	(130,060)
Net increase (decrease)	979,863	562,202	$ 10,457,167	$ 5,659,649

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Technology Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Technology Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2007

VIP Technology Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Technology. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Technology. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Technology. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Technology. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Technology. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Technology. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Technology. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Technology. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Technology. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Technology. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Technology. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Technology. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Technology. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Technology. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Technology. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Technology Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$0.828
Investor Class	02/09/07	02/09/07	$0.824

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $2,463,077, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Technology Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Technology Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Technology Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Technology Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the first quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Technology Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Technology Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTECIC-ANN-0207
1.817385.101

Fidelity® Variable Insurance Products:
Utilities Portfolio
(formerly Telecommunications & Utilities Growth Portfolio)

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Utilities Portfolio

VIP Utilities Portfolio

Note to Shareholders:

Effective October 1, 2006, Fidelity restructured the VIP Sector product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For VIP Consumer Discretionary (formerly VIP Consumer Industries), VIP Energy (formerly VIP Natural Resources), VIP Industrials (formerly VIP Cyclical Industries), and VIP Utilities (formerly VIP Telecommunications & Utilities Growth), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held September 20, 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

For VIP Utilities, shareholders approved narrowing the fund's policies to focus on utilities and to exclude telecommunications. The fund is now benchmarked to the MSCI US Investable Market Utilities Index, generally emphasizing power and gas utilities and not telephone companies and telecommunications utilities.

Annual Report

VIP Utilities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Life of fund A
VIP Utilities - Initial Class	31.79%	9.73%	5.94%
VIP Utilities - Investor ClassB	31.56%	9.68%	5.89%

A From July 19, 2001.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Utilities Portfolio - Initial Class on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500®) performed over the same period.

VIP Utilities Portfolio

VIP Utilities Portfolio

Management's Discussion of Fund Performance

Comments from Douglas Simmons, who became Portfolio Manager of VIP Utilities Portfolio on October 2, 2006

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks-and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund outperformed the 21.71% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index and the 25.58% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared to through September, and the new MSCI benchmark mentioned above, which the fund was compared to during the period's final three months.1 During the overall 12-month period, the fund also outpaced the S&P 500®. (For specific performance results, please refer to the performance section of this shareholder report.) The main contributor to the fund's outperformance of the Goldman Sachs index during the first nine months was positive security selection in and an overweighting of the integrated telecommunication services industry. The principal detractor during that period was poor security selection in wireless telecom services. Top performers included BellSouth, Qwest Communications, Level 3 Communications and AT&T. Not owning broadcast and cable provider NTL, an index component, also contributed. Sprint Nextel, Public Service Enterprise Group and Vonage were detractors. During the last quarter of the period, the fund slightly underperformed its new MSCI Utilities index due to declines among residual holdings in the telecommunications industry that were acquired prior to the fund's restructuring on October 1, 2006, and were not part of the new benchmark. Detractors during this time frame included Level 3 Communications, AT&T and BellSouth, all of which declined at the very beginning of the period. The telecom stocks I've mentioned are no longer in the fund. Electric utilities FPL Group and Entergy, and gas utility Equitable Resources were the main contributors to performance relative to the MSCI index.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending December 31, 2006. From January 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Utilities Index, which returned 14.68% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Utilities Index, which returned 9.50% from October 1, 2006, through December 31, 2006. For the 12-month period ending December 31, 2006, the blended index (Goldman Sachs and MSCI) returned 25.58%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Utilities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,183.70	$ 4.29
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Investor Class
Actual	$ 1,000.00	$ 1,182.70	$ 5.23
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.78%
Investor Class	.95%

VIP Utilities Portfolio

VIP Utilities Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	8.7	2.0
Entergy Corp.	6.0	3.1
Constellation Energy Group, Inc.	5.7	0.0
FPL Group, Inc.	5.2	3.6
Sempra Energy	5.0	1.3
Exelon Corp.	4.5	4.6
Public Service Enterprise Group, Inc.	4.5	1.9
TXU Corp.	4.3	2.7
AES Corp.	4.2	3.1
American Electric Power Co., Inc.	3.7	0.0
	51.8
Top Industries (% of fund's net assets)
As of December 31, 2006
Electric Utilities	41.0%
Multi-utilities	30.7%
Independent Power Producers & Energy Traders	16.3%
Gas Utilities	5.3%
Oil, Gas & Consumable Fuels	0.8%
All Others*	5.9%

As of June 30, 2006
Diversified Telecommunication Services	49.9%
Electric Utilities	20.1%
Wireless Telecommunication Services	11.4%
Independent Power Producers & Energy Traders	9.5%
Multi-utilities	7.4%
All Others*	1.7%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

VIP Utilities Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
ELECTRIC UTILITIES - 41.0%
Electric Utilities - 41.0%
Allegheny Energy, Inc. (a)	34,200	$ 1,570,122
American Electric Power Co., Inc.	82,300	3,504,334
DPL, Inc.	77,500	2,152,950
Edison International	48,000	2,183,040
Entergy Corp.	62,200	5,742,304
Exelon Corp.	70,400	4,357,056
FirstEnergy Corp.	51,620	3,112,686
FPL Group, Inc.	91,100	4,957,662
Northeast Utilities	85,100	2,396,416
Pepco Holdings, Inc.	42,700	1,110,627
Pinnacle West Capital Corp.	11,200	567,728
PPL Corp.	94,600	3,390,464
Progress Energy, Inc.	35,600	1,747,248
Reliant Energy, Inc. (a)	59,700	848,337
Sierra Pacific Resources (a)	104,700	1,762,101
		39,403,075
GAS UTILITIES - 5.3%
Gas Utilities - 5.3%
Equitable Resources, Inc.	64,200	2,680,350
ONEOK, Inc.	13,600	586,432
Questar Corp.	13,400	1,112,870
Southern Union Co.	24,300	679,185
		5,058,837
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 16.3%
Independent Power Producers & Energy Traders - 16.3%
AES Corp. (a)	180,950	3,988,138
Constellation Energy Group, Inc.	79,400	5,468,278
Dynegy, Inc. Class A (a)	46,000	333,040
NRG Energy, Inc.	29,700	1,663,497
TXU Corp.	76,880	4,167,665
		15,620,618
MULTI-UTILITIES - 30.7%
Multi-Utilities - 30.7%
Alliant Energy Corp.	14,300	540,111
Ameren Corp.	24,100	1,294,893
CenterPoint Energy, Inc. (d)	79,000	1,309,820
CMS Energy Corp. (a)	82,910	1,384,597

	Shares	Value (Note 1)
DTE Energy Co.	27,800	$ 1,345,798
Duke Energy Corp.	251,200	8,342,352
PG&E Corp.	45,700	2,162,981
Public Service Enterprise Group, Inc.	64,600	4,288,148
Puget Energy, Inc.	28,200	715,152
SCANA Corp.	12,600	511,812
Sempra Energy	85,000	4,763,400
Wisconsin Energy Corp.	53,750	2,550,975
WPS Resources Corp.	5,200	280,956
		29,490,995
OIL, GAS & CONSUMABLE FUELS - 0.8%
Coal & Consumable Fuels - 0.8%
Cameco Corp.	19,600	793,413
TOTAL COMMON STOCKS (Cost $81,292,929)		90,366,938
Money Market Funds - 9.8%

Fidelity Cash Central Fund, 5.37% (b)	8,069,143	8,069,143
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	1,345,500	1,345,500
TOTAL MONEY MARKET FUNDS (Cost $9,414,643)		9,414,643
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $90,707,572)	99,781,581
NET OTHER ASSETS - (3.9)%	(3,739,157)
NET ASSETS - 100%	$ 96,042,424
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133,123
Fidelity Securities Lending Cash Central Fund	2,413
Total	$ 135,536

See accompanying notes which are an integral part of the financial statements.

VIP Utilities Portfolio

VIP Utilities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,293,240) - See accompanying schedule: Unaffiliated issuers (cost $81,292,929)	$ 90,366,938
Fidelity Central Funds (cost $9,414,643)	9,414,643
Total Investments (cost $90,707,572)		$ 99,781,581
Dividends receivable		150,758
Interest receivable		30,750
Prepaid expenses		178
Other receivables		9,814
Total assets		99,973,081

Liabilities
Payable for investments purchased	$ 2,492,647
Accrued management fee	43,612
Other affiliated payables	10,233
Other payables and accrued expenses	38,665
Collateral on securities loaned, at value	1,345,500
Total liabilities		3,930,657

Net Assets		$ 96,042,424
Net Assets consist of:
Paid in capital		$ 87,011,542
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,124)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,074,006
Net Assets		$ 96,042,424

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($77,153,308 ÷ 6,834,931 shares)	$ 11.29

Investor Class: Net Asset Value, offering price and redemption price per share ($18,889,116 ÷ 1,677,936 shares)	$ 11.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Utilities Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 1,345,710
Interest		77
Income from Fidelity Central Funds		135,536
Total income		1,481,323

Expenses
Management fee	$ 278,861
Transfer agent fees	47,299
Accounting and security lending fees	19,737
Custodian fees and expenses	10,909
Independent trustees' compensation	166
Audit	41,044
Legal	3,185
Miscellaneous	5,147
Total expenses before reductions	406,348
Expense reductions	(2,654)	403,694
Net investment income (loss)		1,077,629
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,786,611
Foreign currency transactions	(1,834)
Total net realized gain (loss)		7,784,777
Change in net unrealized appreciation (depreciation) on: Investment securities	4,940,014
Assets and liabilities in foreign currencies	(773)
Total change in net unrealized appreciation (depreciation)		4,939,241
Net gain (loss)		12,724,018
Net increase (decrease) in net assets resulting from operations		$ 13,801,647

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,077,629	$ 685,766
Net realized gain (loss)	7,784,777	4,408,599
Change in net unrealized appreciation (depreciation)	4,939,241	(1,870,390)
Net increase (decrease) in net assets resulting from operations	13,801,647	3,223,975
Distributions to shareholders from net investment income	(1,059,729)	(745,747)
Distributions to shareholders from net realized gain	(8,079,817)	(1,139,378)
Total distributions	(9,139,546)	(1,885,125)
Share transactions - net increase (decrease)	53,765,431	(1,939,663)
Redemption fees	20,707	12,823
Total increase (decrease) in net assets	58,448,239	(587,990)

Net Assets
Beginning of period	37,594,185	38,182,175
End of period	$ 96,042,424	$ 37,594,185

See accompanying notes which are an integral part of the financial statements.

VIP Utilities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 9.14	$ 7.42	$ 5.95	$ 8.60
Income from Investment Operations
Net investment income (loss) C	.24	.17	.17 F	.08	.09
Net realized and unrealized gain (loss)	2.76	.71	1.65	1.45	(2.67)
Total from investment operations	3.00	.88	1.82	1.53	(2.58)
Distributions from net investment income	(.14)	(.19)	(.11)	(.08)	(.08)
Distributions from net realized gain	(1.10)	(.30)	-	-	-
Total distributions	(1.24) J	(.49) I	(.11)	(.08)	(.08)
Redemption fees added to paid in capital C	- H	- H	.01	.02	.01
Net asset value, end of period	$ 11.29	$ 9.53	$ 9.14	$ 7.42	$ 5.95
Total Return A, B	31.79%	9.54%	24.61%	26.17%	(29.91) %
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.83%	1.04%	1.71%	1.82%
Expenses net of fee waivers, if any	.81%	.83%	1.04%	1.50%	1.50%
Expenses net of all reductions	.80%	.80%	1.00%	1.46%	1.39%
Net investment income (loss)	2.20%	1.81%	2.03%	1.19%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,153	$ 36,444	$ 38,182	$ 11,700	$ 8,270
Portfolio turnover rate E	139%	100%	84%	123%	154%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.49 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.295 per share.

J Total distributions of $1.24 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.105 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 9.72
Income from Investment Operations
Net investment income (loss) E	.23	.05
Net realized and unrealized gain (loss)	2.75	.24
Total from investment operations	2.98	.29
Distributions from net investment income	(.13)	(.20)
Distributions from net realized gain	(1.10)	(.30)
Total distributions	(1.24) L	(.49) K
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 11.26	$ 9.52
Total Return B, C, D	31.56%	2.94%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	1.16% A
Expenses net of fee waivers, if any	.96%	1.16% A
Expenses net of all reductions	.96%	1.12% A
Net investment income (loss)	2.04%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,889	$ 1,150
Portfolio turnover rate G	139%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.49 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.295 per share.

L Total distributions of $1.24 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $1.105 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Utilities Portfolio (the Fund) (formerly VIP Telecommunications & Utilities Growth Portfolio) is a non-diversified fund of Variable Insurance Products IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

VIP Utilities Portfolio

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,519,938
Unrealized depreciation	(592,347)
Net unrealized appreciation (depreciation)	8,927,591
Undistributed ordinary income	103,295

Cost for federal income tax purposes	$ 90,853,990

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 1,980,340	$ 745,747
Long-term Capital Gains	7,159,206	1,139,378
Total	$ 9,139,546	$ 1,885,125

Trading (Redemption) Fees. Shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $108,720,759 and $68,396,970, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 34,142
Investor Class	13,157
$ 47,299

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $890 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,413.

VIP Utilities Portfolio

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,984 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,
	2006	2005 A
From net investment income
Initial Class	$ 881,642	$ 724,667
Investor Class	178,087	21,080
Total	$ 1,059,729	$ 745,747
From net realized gain
Initial Class	$ 6,721,805	$ 1,107,650
Investor Class	1,358,012	31,728
Total	$ 8,079,817	$ 1,139,378

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	4,066,520	1,608,723	$ 46,447,146	$ 15,391,071
Reinvestment of distributions	678,442	189,877	7,603,447	1,832,317
Shares redeemed	(1,733,462)	(2,153,835)	(18,008,301)	(20,362,931)
Net increase (decrease)	3,011,500	(355,235)	$ 36,042,292	$ (3,139,543)
Investor Class
Shares sold	1,466,057	116,195	$ 16,671,927	$ 1,155,544
Reinvestment of distributions	136,851	5,484	1,536,099	52,808
Shares redeemed	(45,800)	(851)	(484,887)	(8,472)
Net increase (decrease)	1,557,108	120,828	$ 17,723,139	$ 1,199,880

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Utilities Portfolio (formerly VIP Telecommunications & Utilities Growth Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Utilities Portfolio (formerly VIP Telecommunications & Utilities Growth Portfolio) (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Utilities Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2007

VIP Utilities Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Utilities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Utilities. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 2001

Secretary of VIP Utilities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Utilities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Utilities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Utilities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Utilities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1991 Assistant Treasurer of VIP Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Utilities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Utilities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.015
Investors Class	02/09/07	02/09/07	$.015

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $6,800,274, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designates 64% and 65% of the dividends distributed in December 2006, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Utilities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.00
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
PROPOSAL 4A
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	3,029,752.26	89.629
Against	191,022.69	5.651
Abstain	159,539.16	4.720
TOTAL	3,380,314.11	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Utilities Portfolio (formerly Telecommunications & Utilities Growth Portfolio)

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Utilities Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Initial Class, as well as the fund's relative investment performance for Initial Class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Initial Class of the fund, the cumulative total returns of a Goldman Sachs index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Investor Class of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Initial Class.

VIP Utilities Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Utilities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2005, and the total expenses of Investor Class ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily due to differences in transfer agent fees. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

VIP Utilities Portfolio

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management
& Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTELIC-ANN-0207
1.817391.101

Fidelity® Variable Insurance Products:
Value Leaders Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP Value Leaders Portfolio

VIP Value Leaders Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of fund A
VIP® Value Leaders - Initial Class	15.18%	15.07%
VIP Value Leaders - Service Class B	15.11%	14.98%
VIP Value Leaders - Service Class 2 C	14.86%	14.80%
VIP Value Leaders - Investor Class D	15.06%	15.03%

A From June 17, 2003.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Leaders Portfolio - Initial Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

VIP Value Leaders Portfolio

Management's Discussion of Fund Performance

Comments from Charles Hebard, who became Portfolio Manager of VIP Value Leaders Portfolio on September 15, 2006

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times in 2006, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12-month period ending December 31, 2006, the fund underperformed the Russell 1000® Value Index, which returned 22.25%. (For specific portfolio performance results, please refer to the performance section of this report.) Positioning in the energy sector was particularly detrimental to relative performance. The fund was underweighted in integrated energy firms Exxon Mobil and Chevron, whose stocks rose sharply. Meanwhile, our holdings in oil field services companies BJ Services, which was not an index component, and National Oilwell Varco lost ground as investors worried that their customers would cut back on spending as oil prices fell. Elsewhere, positions in insurance giant American International Group and conglomerate General Electric dragged on results in financials and industrials, respectively. Gold producer Newmont Mining detracted as well. On the positive side, a number of fund holdings benefited from mergers and acquisitions. Oregon Steel Mills, which was not represented in the index, rose sharply on the news of its pending acquisition, and I sold our position to lock in profits. In the telecommunication services sector, AT&T stock was boosted by strong earnings and received a further boost when the market viewed its pending acquisition of BellSouth favorably. BellSouth's stock rose as well, however, and owning virtually none of it hurt relative results. The fund also benefited from owning Thermo Electron when it was announced that Thermo would acquire Fisher Scientific to form Thermo Fisher Scientific, a provider of medical measurement instruments. Owning integrated oil company ConocoPhillips and oil field services firm Schlumberger, which was not in the index, aided results as well. Some contributors and detractors I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Value Leaders Portfolio

VIP Value Leaders Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,119.40	$ 4.43
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Service Class
Actual	$ 1,000.00	$ 1,118.70	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2
Actual	$ 1,000.00	$ 1,117.80	$ 5.87
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class
Actual	$ 1,000.00	$ 1,119.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.83%
Service Class	.92%
Service Class 2	1.10%
Investor Class	.96%

Annual Report

VIP Value Leaders Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.7	3.7
AT&T, Inc.	3.5	2.5
American International Group, Inc.	3.4	3.4
Bank of America Corp.	3.1	2.0
Exxon Mobil Corp.	2.9	2.5
JPMorgan Chase & Co.	2.5	2.4
Wachovia Corp.	2.3	0.9
Pfizer, Inc.	2.0	1.7
ConocoPhillips	1.9	0.3
Honeywell International, Inc.	1.8	3.9
	27.1
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.1	23.0
Energy	14.6	12.7
Industrials	10.4	15.4
Health Care	7.8	11.3
Consumer Discretionary	7.6	10.3
Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Stocks 99.4%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	14.7%	** Foreign investments	9.3%

VIP Value Leaders Portfolio

VIP Value Leaders Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.6%
Automobiles - 0.2%
Renault SA	1,500	$ 180,207
Diversified Consumer Services - 0.7%
Apollo Group, Inc. Class A (a)	14,700	572,859
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp.	8,340	369,712
Household Durables - 1.6%
D.R. Horton, Inc.	8,400	222,516
KB Home	3,400	174,352
M.D.C. Holdings, Inc. (d)	7,700	439,285
Sony Corp. sponsored ADR	6,900	295,527
Toll Brothers, Inc. (a)	3,300	106,359
		1,238,039
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	11,920	307,536
Media - 1.3%
Comcast Corp. Class A	8,700	368,271
Live Nation, Inc. (a)	2,729	61,130
The Walt Disney Co.	16,330	559,629
		989,030
Multiline Retail - 1.2%
Federated Department Stores, Inc.	11,800	449,934
Saks, Inc.	8,500	151,470
Sears Holdings Corp. (a)	1,800	302,274
Tuesday Morning Corp.	4,000	62,200
		965,878
Specialty Retail - 1.7%
Best Buy Co., Inc.	4,150	204,139
Home Depot, Inc.	8,350	335,336
OfficeMax, Inc.	3,600	178,740
Staples, Inc.	7,600	202,920
TJX Companies, Inc.	4,800	136,896
Williams-Sonoma, Inc.	7,700	242,088
		1,300,119
TOTAL CONSUMER DISCRETIONARY		5,923,380
CONSUMER STAPLES - 7.2%
Beverages - 1.1%
Diageo PLC sponsored ADR	4,700	372,757
PepsiAmericas, Inc.	7,300	153,154
The Coca-Cola Co.	6,900	332,925
		858,836
Food & Staples Retailing - 1.8%
CVS Corp.	3,800	117,458
Kroger Co.	18,100	417,567
Rite Aid Corp. (d)	53,300	289,952
Wal-Mart Stores, Inc.	12,000	554,160
		1,379,137

	Shares	Value (Note 1)
Food Products - 1.3%
Chiquita Brands International, Inc.	9,000	$ 143,730
Nestle SA (Reg.)	1,504	534,257
PAN Fish ASA (a)	135,000	123,417
Tyson Foods, Inc. Class A	12,000	197,400
		998,804
Household Products - 0.6%
Colgate-Palmolive Co.	8,000	521,920
Personal Products - 0.8%
Avon Products, Inc.	18,700	617,848
Tobacco - 1.6%
Altria Group, Inc.	10,820	928,572
British American Tobacco PLC sponsored ADR	5,300	300,298
		1,228,870
TOTAL CONSUMER STAPLES		5,605,415
ENERGY - 14.6%
Energy Equipment & Services - 5.7%
Baker Hughes, Inc.	9,700	724,202
GlobalSantaFe Corp.	13,300	781,774
National Oilwell Varco, Inc. (a)	16,263	994,970
Noble Corp.	5,300	403,595
Pride International, Inc. (a)	7,300	219,073
Smith International, Inc.	19,700	809,079
Transocean, Inc. (a)	6,600	533,874
		4,466,567
Oil, Gas & Consumable Fuels - 8.9%
Apache Corp.	2,900	192,879
Chesapeake Energy Corp.	7,800	226,590
ConocoPhillips	20,480	1,473,536
CONSOL Energy, Inc.	11,100	356,643
Exxon Mobil Corp.	29,000	2,222,270
Noble Energy, Inc.	5,500	269,885
OAO Gazprom sponsored ADR	3,700	171,680
Occidental Petroleum Corp.	11,300	551,779
Quicksilver Resources, Inc. (a)	10,400	380,536
SK Corp.	2,280	178,968
Ultra Petroleum Corp. (a)	6,800	324,700
Valero Energy Corp.	11,000	562,760
		6,912,226
TOTAL ENERGY		11,378,793
FINANCIALS - 31.1%
Capital Markets - 3.0%
Charles Schwab Corp.	9,268	179,243
Investors Financial Services Corp.	9,500	405,365
KKR Private Equity Investors, LP	14,538	319,836
KKR Private Equity Investors, LP Restricted Depositary Units (e)	1,700	37,400
Morgan Stanley	8,100	659,583
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Nomura Holdings, Inc.	10,200	$ 192,348
State Street Corp.	4,000	269,760
UBS AG (NY Shares)	5,200	313,716
		2,377,251
Commercial Banks - 6.5%
Banco Bilbao Vizcaya Argentaria SA	12,600	303,156
Bank Hapoalim BM (Reg.)	31,100	146,415
Colonial Bancgroup, Inc.	8,700	223,938
HSBC Holdings PLC sponsored ADR	5,200	476,580
Kookmin Bank sponsored ADR	2,500	201,600
Mizuho Financial Group, Inc.	26	185,636
U.S. Bancorp, Delaware	31,800	1,150,842
Unicredito Italiano Spa	36,200	317,334
Wachovia Corp.	31,601	1,799,677
Wells Fargo & Co.	8,040	285,902
		5,091,080
Diversified Financial Services - 5.6%
Bank of America Corp.	44,908	2,397,638
JPMorgan Chase & Co.	40,196	1,941,467
		4,339,105
Insurance - 10.4%
ACE Ltd.	13,520	818,906
AFLAC, Inc.	6,200	285,200
American International Group, Inc.	37,360	2,677,218
Aspen Insurance Holdings Ltd.	16,000	421,760
Everest Re Group Ltd.	2,400	235,464
Genworth Financial, Inc. Class A (non-vtg.)	5,900	201,839
Hartford Financial Services Group, Inc.	7,700	718,487
IPC Holdings Ltd.	14,938	469,800
Max Re Capital Ltd.	15,649	388,408
MBIA, Inc.	2,200	160,732
Montpelier Re Holdings Ltd.	17,100	318,231
Platinum Underwriters Holdings Ltd.	14,000	433,160
The Chubb Corp.	5,100	269,841
The St. Paul Travelers Companies, Inc.	13,800	740,922
		8,139,968
Real Estate Investment Trusts - 1.7%
Annaly Capital Management, Inc.	12,900	179,439
Equity Residential (SBI)	10,700	543,025
General Growth Properties, Inc.	11,070	578,186
		1,300,650
Real Estate Management & Development - 0.5%
Mitsubishi Estate Co. Ltd.	14,000	362,201
Thrifts & Mortgage Finance - 3.4%
Countrywide Financial Corp.	17,000	721,650
Fannie Mae	19,210	1,140,882

	Shares	Value (Note 1)
Freddie Mac	2,700	$ 183,330
Hudson City Bancorp, Inc.	10,600	147,128
Washington Mutual, Inc.	10,300	468,547
		2,661,537
TOTAL FINANCIALS		24,271,792
HEALTH CARE - 7.8%
Biotechnology - 0.4%
Biogen Idec, Inc. (a)	2,500	122,975
Cephalon, Inc. (a)	3,169	223,129
		346,104
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	7,880	365,553
C.R. Bard, Inc.	1,500	124,455
Cooper Companies, Inc.	2,700	120,150
Inverness Medical Innovations, Inc. (a)	3,700	143,190
		753,348
Health Care Providers & Services - 0.8%
Brookdale Senior Living, Inc.	7,400	355,200
UnitedHealth Group, Inc.	5,300	284,769
		639,969
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc. (a)	6,100	276,269
Waters Corp. (a)	5,100	249,747
		526,016
Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	11,300	297,416
Johnson & Johnson	3,600	237,672
Merck & Co., Inc.	30,300	1,321,080
Pfizer, Inc.	59,320	1,536,388
Schering-Plough Corp.	7,650	180,846
Wyeth	4,460	227,103
		3,800,505
TOTAL HEALTH CARE		6,065,942
INDUSTRIALS - 10.4%
Aerospace & Defense - 2.9%
General Dynamics Corp.	7,200	535,320
Hexcel Corp. (a)	9,300	161,913
Honeywell International, Inc.	31,900	1,443,156
Raytheon Co.	2,900	153,120
		2,293,509
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	3,500	262,430
Airlines - 0.2%
AirTran Holdings, Inc. (a)	15,900	186,666
Building Products - 0.4%
Masco Corp.	9,000	268,830
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.4%
Cintas Corp.	3,100	$ 123,101
The Brink's Co.	3,100	198,152
		321,253
Construction & Engineering - 0.5%
Chicago Bridge & Iron Co. NV (NY Shares)	3,300	90,222
Fluor Corp.	3,600	293,940
		384,162
Electrical Equipment - 0.3%
SolarWorld AG	3,400	213,661
Industrial Conglomerates - 4.5%
General Electric Co.	76,540	2,848,053
Textron, Inc.	1,400	131,278
Tyco International Ltd.	16,030	487,312
		3,466,643
Machinery - 0.7%
Caterpillar, Inc.	1,700	104,261
Deere & Co.	1,650	156,866
Oshkosh Truck Co.	5,300	256,626
		517,753
Road & Rail - 0.2%
CSX Corp.	5,100	175,593
TOTAL INDUSTRIALS		8,090,500
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 1.1%
Harris Corp.	7,800	357,708
Motorola, Inc.	16,600	341,296
Nokia Corp. sponsored ADR	7,700	156,464
		855,468
Computers & Peripherals - 2.0%
Dell, Inc. (a)	6,000	150,540
Hewlett-Packard Co.	16,800	691,992
International Business Machines Corp.	6,200	602,330
Seagate Technology	5,600	148,400
		1,593,262
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. (a)	6,700	233,495
Amphenol Corp. Class A	1,100	68,288
Flextronics International Ltd. (a)	22,100	253,708
Motech Industries, Inc.	14,000	172,717
		728,208
IT Services - 0.6%
First Data Corp.	7,100	181,192
Infosys Technologies Ltd. sponsored ADR	2,100	114,576
The Western Union Co.	6,500	145,730
		441,498

	Shares	Value (Note 1)
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	3,900	$ 135,681
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	5,000	164,350
Applied Materials, Inc.	8,400	154,980
Intel Corp.	11,700	236,925
Marvell Technology Group Ltd. (a)	8,900	170,791
National Semiconductor Corp.	9,900	224,730
Spansion, Inc. Class A	12,200	181,292
		1,133,068
Software - 0.7%
Compuware Corp. (a)	14,500	120,785
Electronic Arts, Inc. (a)	2,700	135,972
Symantec Corp. (a)	13,200	275,220
		531,977
TOTAL INFORMATION TECHNOLOGY		5,419,162
MATERIALS - 3.2%
Chemicals - 0.5%
Chemtura Corp.	18,600	179,118
Ecolab, Inc.	5,300	239,560
		418,678
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	17,846	188,454
Metals & Mining - 2.2%
Alcoa, Inc.	6,300	189,063
Allegheny Technologies, Inc.	1,080	97,934
Carpenter Technology Corp.	2,100	215,292
Freeport-McMoRan Copper & Gold, Inc. Class B	7,100	395,683
Mittal Steel Co. NV Class A (NY Shares)	4,200	177,156
Newmont Mining Corp.	10,050	453,758
Reliance Steel & Aluminum Co.	4,800	189,024
		1,717,910
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	2,400	169,560
TOTAL MATERIALS		2,494,602
TELECOMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 5.6%
AT&T, Inc.	74,990	2,680,893
BellSouth Corp.	10,000	471,100
Verizon Communications, Inc.	31,900	1,187,956
		4,339,949
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	7,250	270,280
TOTAL TELECOMMUNICATION SERVICES		4,610,229
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 4.6%
Electric Utilities - 1.6%
E.ON AG sponsored ADR	6,600	$ 298,254
Edison International	11,900	541,212
FPL Group, Inc.	7,300	397,266
		1,236,732
Independent Power Producers & Energy Traders - 1.2%
AES Corp. (a)	19,200	423,168
Constellation Energy Group, Inc.	7,900	544,073
		967,241
Multi-Utilities - 1.8%
CMS Energy Corp. (a)	12,400	207,080
Duke Energy Corp.	17,200	571,212
Public Service Enterprise Group, Inc.	9,200	610,696
		1,388,988
TOTAL UTILITIES		3,592,961
TOTAL COMMON STOCKS (Cost $69,042,377)		77,452,776
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	537,755	$ 537,755
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	544,100	544,100
TOTAL MONEY MARKET FUNDS (Cost $1,081,855)		1,081,855
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $70,124,232)	78,534,631
NET OTHER ASSETS - (0.8)%	(609,634)
NET ASSETS - 100%	$ 77,924,997
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,400 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 70,178
Fidelity Securities Lending Cash Central Fund	2,546
Total	$ 72,724
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Bermuda	3.1%
Cayman Islands	2.8%
United Kingdom	2.0%
Japan	1.4%
Switzerland	1.1%
Others (individually less than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Value Leaders Portfolio

VIP Value Leaders Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $532,867) - See accompanying schedule: Unaffiliated issuers (cost $69,042,377)	$ 77,452,776
Fidelity Central Funds (cost $1,081,855)	1,081,855
Total Investments (cost $70,124,232)		$ 78,534,631
Dividends receivable		124,509
Interest receivable		2,786
Prepaid expenses		305
Receivable from investment adviser for expense reductions		356
Other receivables		2,200
Total assets		78,664,787

Liabilities
Payable to custodian bank	$ 39,236
Payable for investments purchased	56,824
Accrued management fee	36,016
Distribution fees payable	1,128
Other affiliated payables	9,616
Other payables and accrued expenses	52,870
Collateral on securities loaned, at value	544,100
Total liabilities		739,790

Net Assets		$ 77,924,997
Net Assets consist of:
Paid in capital		$ 68,441,042
Undistributed net investment income		13,644
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,059,850
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,410,461
Net Assets		$ 77,924,997

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($42,725,430 ÷ 2,882,775 shares)	$ 14.82

Service Class: Net Asset Value, offering price and redemption price per share ($2,458,389 ÷ 166,159 shares)	$ 14.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,466,992 ÷ 302,917 shares)	$ 14.75

Investor Class: Net Asset Value, offering price and redemption price per share ($28,274,186 ÷ 1,909,750 shares)	$ 14.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Value Leaders Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 1,119,649
Interest		98
Income from Fidelity Central Funds		72,724
Total income		1,192,471

Expenses
Management fee	$ 349,764
Transfer agent fees	65,381
Distribution fees	11,114
Accounting and security lending fees	25,601
Custodian fees and expenses	32,571
Independent trustees' compensation	220
Audit	47,233
Legal	2,545
Miscellaneous	17,348
Total expenses before reductions	551,777
Expense reductions	(5,829)	545,948
Net investment income (loss)		646,523
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20)	2,928,706
Foreign currency transactions	425
Total net realized gain (loss)		2,929,131
Change in net unrealized appreciation (depreciation) on: Investment securities	5,333,734
Assets and liabilities in foreign currencies	59
Total change in net unrealized appreciation (depreciation)		5,333,793
Net gain (loss)		8,262,924
Net increase (decrease) in net assets resulting from operations		$ 8,909,447

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 646,523	$ 186,499
Net realized gain (loss)	2,929,131	70,602
Change in net unrealized appreciation (depreciation)	5,333,793	1,998,748
Net increase (decrease) in net assets resulting from operations	8,909,447	2,255,849
Distributions to shareholders from net investment income	(632,567)	(191,000)
Distributions to shareholders from net realized gain	(1,820,096)	(170,524)
Total distributions	(2,452,663)	(361,524)
Share transactions - net increase (decrease)	24,630,755	38,477,642
Total increase (decrease) in net assets	31,087,539	40,371,967

Net Assets
Beginning of period	46,837,458	6,465,491
End of period (including undistributed net investment income of $13,644 and $0, respectively)	$ 77,924,997	$ 46,837,458

See accompanying notes which are an integral part of the financial statements.

VIP Value Leaders Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 12.28	$ 11.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.13	.10 H	.04
Net realized and unrealized gain (loss)	1.86	1.11	1.59	1.21
Total from investment operations	2.01	1.24	1.69	1.25
Distributions from net investment income	(.13)	(.07)	(.08)	(.04)
Distributions from net realized gain	(.37)	(.16)	(.53)	(.01)
Total distributions	(.49) L	(.22) K	(.61)	(.05)
Net asset value, end of period	$ 14.82	$ 13.30	$ 12.28	$ 11.20
Total Return B, C, D	15.18%	10.18%	15.15%	12.51%
Ratios to Average Net Assets F, J
Expenses before reductions	.84%	.98%	2.07%	3.63% A
Expenses net of fee waivers, if any	.84%	.85%	1.00%	1.06% A
Expenses net of all reductions	.83%	.81%	.96%	1.04% A
Net investment income (loss)	1.09%	1.00%	.88%	.78% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,725	$ 37,465	$ 1,944	$ 1,687
Portfolio turnover rate G	94%	75%	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

I For the period June 17, 2003 (commencement of operations) to December 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.22 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.155 per share.

L Total distributions of $.49 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.365 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 12.26	$ 11.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14	.10	.09 H	.04
Net realized and unrealized gain (loss)	1.86	1.13	1.59	1.20
Total from investment operations	2.00	1.23	1.68	1.24
Distributions from net investment income	(.12)	(.05)	(.08)	(.04)
Distributions from net realized gain	(.37)	(.16)	(.53)	(.01)
Total distributions	(.48) L	(.21) K	(.61)	(.05)
Net asset value, end of period	$ 14.80	$ 13.28	$ 12.26	$ 11.19
Total Return B, C, D	15.11%	10.10%	15.08%	12.41%
Ratios to Average Net Assets F, J
Expenses before reductions	.93%	1.42%	2.17%	3.73% A
Expenses net of fee waivers, if any	.93%	.97%	1.10%	1.16% A
Expenses net of all reductions	.93%	.93%	1.06%	1.14% A
Net investment income (loss)	1.00%	.78%	.78%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,458	$ 2,137	$ 1,941	$ 1,687
Portfolio turnover rate G	94%	75%	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

I For the period June 17, 2003 (commencement of operations) to December 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.21 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.155 per share.

L Total distributions of $.48 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.365 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 12.23	$ 11.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08	.07 H	.03
Net realized and unrealized gain (loss)	1.84	1.13	1.59	1.20
Total from investment operations	1.96	1.21	1.66	1.23
Distributions from net investment income	(.10)	(.04)	(.08)	(.04)
Distributions from net realized gain	(.37)	(.16)	(.53)	(.01)
Total distributions	(.46) L	(.19) K	(.61)	(.05)
Net asset value, end of period	$ 14.75	$ 13.25	$ 12.23	$ 11.18
Total Return B, C, D	14.86%	9.98%	14.91%	12.31%
Ratios to Average Net Assets F, J
Expenses before reductions	1.14%	1.60%	2.32%	3.88% A
Expenses net of fee waivers, if any	1.10%	1.12%	1.25%	1.32% A
Expenses net of all reductions	1.09%	1.08%	1.21%	1.29% A
Net investment income (loss)	.83%	.63%	.63%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,467	$ 2,957	$ 2,581	$ 2,247
Portfolio turnover rate G	94%	75%	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

I For the period June 17, 2003 (commencement of operations) to December 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.19 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.155 per share.

L Total distributions of $.46 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.365 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 12.72
Income from Investment Operations
Net investment income (loss) E	.14	.05
Net realized and unrealized gain (loss)	1.86	.61
Total from investment operations	2.00	.66
Distributions from net investment income	(.12)	(.05)
Distributions from net realized gain	(.37)	(.03)
Total distributions	(.49) K	(.08) J
Net asset value, end of period	$ 14.81	$ 13.30
Total Return B, C, D	15.06%	5.20%
Ratios to Average Net Assets F, I
Expenses before reductions	.97%	1.15% A
Expenses net of fee waivers, if any	.97%	1.00% A
Expenses net of all reductions	.96%	.96% A
Net investment income (loss)	.96%	.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,274	$ 4,279
Portfolio turnover rate G	94%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.030 per share.

K Total distributions of $.49 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.365 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Value Leaders Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Value Leaders Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,959,318
Unrealized depreciation	(632,483)
Net unrealized appreciation (depreciation)	8,326,835
Undistributed ordinary income	520,231
Undistributed long-term capital gain	636,891

Cost for federal income tax purposes	$ 70,207,796

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 943,513	$ 209,464
Long-term Capital Gains	1,509,150	152,060
Total	$ 2,452,663	$ 361,524

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

VIP Value Leaders Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $81,882,791 and $57,042,046, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,266
Service Class 2	8,848
$ 11,114
Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 30,076
Service Class	1,507
Service Class 2	4,417
Investor Class	29,381
$ 65,381

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $665 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $149 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,546.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Service Class 2	1.10%	$ 1,460

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,515 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Value Leaders Portfolio

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005A
From net investment income
Initial Class	$ 362,794	$ 158,554
Service Class	18,695	8,622
Service Class 2	29,094	7,890
Investor Class	221,984	15,934
Total	$ 632,567	$ 191,000
From net realized gain
Initial Class	$ 1,031,629	$ 103,874
Service Class	58,819	24,583
Service Class 2	105,568	33,048
Investor Class	624,080	9,019
Total	$ 1,820,096	$ 170,524

A Distributions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	995,302	2,848,457	$ 14,048,028	$ 36,555,934
Reinvestment of distributions	94,957	19,605	1,394,423	262,428
Shares redeemed	(1,023,701)	(210,100)	(14,501,975)	(2,730,317)
Net increase (decrease)	66,558	2,657,962	$ 940,476	$ 34,088,045
Service Class
Reinvestment of distributions	5,288	2,604	$ 77,514	$ 33,205
Net increase (decrease)	5,288	2,604	$ 77,514	$ 33,205
Service Class 2
Shares sold	80,992	9,541	$ 1,131,528	$ 121,450
Reinvestment of distributions	9,211	3,234	134,662	40,938
Shares redeemed	(10,524)	(576)	(147,206)	(7,325)
Net increase (decrease)	79,679	12,199	$ 1,118,984	$ 155,063
Investor Class
Shares sold	1,712,304	325,108	$ 24,221,597	$ 4,247,331
Reinvestment of distributions	57,496	1,851	846,064	24,953
Shares redeemed	(181,703)	(5,306)	(2,573,880)	(70,955)
Net increase (decrease)	1,588,097	321,653	$ 22,493,781	$ 4,201,329

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Value Leaders Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Value Leaders Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Value Leaders Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2007

VIP Value Leaders Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Value Leaders. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Value Leaders. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Value Leaders. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Value Leaders. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Charles Hebard (37)

Year of Election or Appointment: 2006

Vice President of VIP Value Leaders. Mr. Hebard also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hebard worked as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division from 1996-1997.

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of VIP Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Value Leaders. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Value Leaders. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value Leaders. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Leaders. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Leaders. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value Leaders. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP Value Leaders Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/09/07	02/09/07	$.22
Service Class	02/09/07	02/09/07	$.22
Service Class 2	02/09/07	02/09/07	$.22
Investor Class	02/09/07	02/09/07	$.22

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $2,107,682, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

VIP Value Leaders Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 20, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	92,459,317.52	96.102
Withheld	3,749,837.05	3.898
TOTAL	96,209,154.57	100.000
Albert R. Gamper, Jr.
Affirmative	92,260,598.99	95.896
Withheld	3,948,555.58	4.104
TOTAL	96,209,154.57	100.000
Robert M. Gates
Affirmative	92,315,480.72	95.953
Withheld	3,893,673.85	4.047
TOTAL	96,209,154.57	100.000
George H. Heilmeier
Affirmative	92,208,255.41	95.841
Withheld	4,000,899.16	4.159
TOTAL	96,209,154.57	100.000
Edward C. Johnson 3d
Affirmative	91,928,267.76	95.550
Withheld	4,280,886.81	4.450
TOTAL	96,209,154.57	100.000
Stephen P. Jonas
Affirmative	92,457,628.76	96.101
Withheld	3,751,525.81	3.899
TOTAL	96,209,154.57	100.000
James H. KeyesB
Affirmative	92,432,729.82	96.075
Withheld	3,776,424.75	3.925
TOTAL	96,209,154.57	100.000
Marie L. Knowles
Affirmative	92,398,847.52	96.040
Withheld	3,810,307.05	3.960
TOTAL	96,209,154.57	100.000
Ned C. Lautenbach
Affirmative	92,423,184.47	96.065
Withheld	3,785,970.10	3.935
TOTAL	96,209,154.57	100.000
William O. McCoy
Affirmative	92,086,293.90	95.715
Withheld	4,122,860.67	4.285
TOTAL	96,209,154.57	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	92,439,032.86	96.081
Withheld	3,770,121.71	3.919
TOTAL	96,209,154.57	100.000
Cornelia M. Small
Affirmative	92,415,567.29	96.057
Withheld	3,793,587.28	3.943
TOTAL	96,209,154.57	100.000
William S. Stavropoulos
Affirmative	92,135,400.08	95.766
Withheld	4,073,754.49	4.234
TOTAL	96,209,154.57	100.000
Kenneth L. Wolfe
Affirmative	92,445,865.31	96.088
Withheld	3,763,289.26	3.912
TOTAL	96,209,154.57	100.000
Abstain	100,000,000.00	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Leaders Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

VIP Value Leaders Portfolio

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the total returns of Service Class 2 and Initial Class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Leaders Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the second quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Leaders Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

VIP Value Leaders Portfolio

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VVL-ANN-0207
1.796594.103

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Variable Insurance Products Fund IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Consumer Discretionary Portfolio, Energy Portfolio, Financial Services Portfolio, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Growth Stock Portfolio, Health Care Portfolio, Industrials Portfolio, International Capital Appreciation Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, Real Estate Portfolio, Strategic Income Portfolio, Technology Portfolio, Utilities Portfolio, and Value Leaders Portfolio, (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A,B, C
Consumer Discretionary Portfolio	$35,000	$33,000
Energy Portfolio	$35,000	$32,000
Financial Services Portfolio	$31,000	$34,000
FundsManager 20% Portfolio	$22,000	$0
FundsManager 50% Portfolio	$22,000	$0
FundsManager 70% Portfolio	$22,000	$0
FundsManager 85% Portfolio	$22,000	$0
Growth Stock Portfolio	$43,000	$40,000
Health Care Portfolio	$34,000	$28,000
Industrials Portfolio	$36,000	$33,000
International Capital Appreciation Portfolio	$46,000	$27,000
Investor Freedom 2005 Portfolio	$21,000	$15,000
Investor Freedom 2010 Portfolio	$21,000	$15,000
Investor Freedom 2015 Portfolio	$21,000	$15,000
Investor Freedom 2020 Portfolio	$21,000	$15,000
Investor Freedom 2025 Portfolio	$21,000	$15,000
Investor Freedom 2030 Portfolio	$21,000	$15,000
Investor Freedom Income Portfolio	$21,000	$15,000
Real Estate Portfolio	$43,000	$40,000
Strategic Income Portfolio	$46,000	$34,000
Technology Portfolio	$31,000	$32,000
Utilities Portfolio	$34,000	$32,000
Value Leaders Portfolio	$41,000	$38,000
All funds in the Fidelity Group of Funds audited by PwC	$13,900,000	$12,300,000
A	Aggregate amounts may reflect rounding.
B

No Audit Fees were billed by PwC for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 70% Portfolio, and FundsManager 85% Portfolio, as the funds did not commence operations until April 13, 2006.

C

Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio commenced operations on August 3, 2005.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio and Freedom Lifetime Income III Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A, B, C
Freedom 2005 Portfolio	$17,000	$15,000
Freedom 2010 Portfolio	$17,000	$15,000
Freedom 2015 Portfolio	$17,000	$15,000
Freedom 2020 Portfolio	$17,000	$15,000
Freedom 2025 Portfolio	$17,000	$15,000
Freedom 2030 Portfolio	$17,000	$15,000
Freedom Income Portfolio	$18,000	$16,000
Freedom Lifetime Income I Portfolio	$14,000	$12,000
Freedom Lifetime Income II Portfolio	$14,000	$12,000
Freedom Lifetime Income III Portfolio	$14,000	$12,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,0000
A	Aggregate amounts may reflect rounding.
B

Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio and Freedom Income Portfolio, commenced operations on April 26, 2005.

C	Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio and Freedom Lifetime Income III Portfolio, commenced operations on July 26, 2005.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A,B, C
Consumer Discretionary Portfolio	$0	$0
Energy Portfolio	$0	$0
Financial Services Portfolio	$0	$0
FundsManager 20% Portfolio	$0	$0
FundsManager 50% Portfolio	$0	$0
FundsManager 70% Portfolio	$0	$0
FundsManager 85% Portfolio	$0	$0
Growth Stock Portfolio	$0	$0
Health Care Portfolio	$0	$0
Industrials Portfolio	$0	$0
International Capital Appreciation Portfolio	$0	$0
Investor Freedom 2005 Portfolio	$0	$0
Investor Freedom 2010 Portfolio	$0	$0
Investor Freedom 2015 Portfolio	$0	$0
Investor Freedom 2020 Portfolio	$0	$0
Investor Freedom 2025 Portfolio	$0	$0
Investor Freedom 2030 Portfolio	$0	$0
Investor Freedom Income Portfolio	$0	$0
Real Estate Portfolio	$0	$0
Strategic Income Portfolio	$0	$0
Technology Portfolio	$0	$0
Utilities Portfolio	$0	$0
Value Leaders Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

No Audit-Related Fees were billed by PwC for services rendered for assurance and related services to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 70% Portfolio, and FundsManager 85% Portfolio that are reasonably related to the performance of the audit or review of the funds' financial statements, but not reported as Audit Fees, as the funds did not commence operations until April 13, 2006.

C

Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio commenced operations on August 3, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A, B, C
Freedom 2005 Portfolio	$0	$0
Freedom 2010 Portfolio	$0	$0
Freedom 2015 Portfolio	$0	$0
Freedom 2020 Portfolio	$0	$0
Freedom 2025 Portfolio	$0	$0
Freedom 2030 Portfolio	$0	$0
Freedom Income Portfolio	$0	$0
Freedom Lifetime Income I Portfolio	$0	$0
Freedom Lifetime Income II Portfolio	$0	$0
Freedom Lifetime Income III Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio and Freedom Income Portfolio commenced operations on April 26, 2005.

C	Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio and Freedom Lifetime Income III Portfolio commenced operations on July 26, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A,B,C
Consumer Discretionary Portfolio	$2,000	$1,900
Energy Portfolio	$2,000	$1,900
Financial Services Portfolio	$2,000	$1,900
FundsManager 20% Portfolio	$1,600	$0
FundsManager 50% Portfolio	$1,600	$0
FundsManager 70% Portfolio	$1,600	$0
FundsManager 85% Portfolio	$1,600	$0
Growth Stock Portfolio	$2,700	$2,500
Health Care Portfolio	$2,000	$1,900
Industrials Portfolio	$2,000	$1,900
International Capital Appreciation Portfolio	$2,500	$2,400
Investor Freedom 2005 Portfolio	$1,500	$1,500
Investor Freedom 2010 Portfolio	$1,500	$1,500
Investor Freedom 2015 Portfolio	$1,500	$1,500
Investor Freedom 2020 Portfolio	$1,500	$1,500
Investor Freedom 2025 Portfolio	$1,500	$1,500
Investor Freedom 2030 Portfolio	$1,500	$1,500
Investor Freedom Income Portfolio	$1,500	$1,500
Real Estate Portfolio	$2,700	$2,500
Strategic Income Portfolio	$2,600	$2,200
Technology Portfolio	$2,000	$1,900
Utilities Portfolio	$2,000	$1,900
Value Leaders Portfolio	$2,700	$2,500
A	Aggregate amounts may reflect rounding.
B

No Tax Fees were billed by PwC for services rendered for tax compliance, tax advice, and tax planning for FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 70% Portfolio, and FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

C

Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio commenced operations on August 3, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A,B,C
Freedom 2005 Portfolio	$1,800	$1,800
Freedom 2010 Portfolio	$1,800	$1,800
Freedom 2015 Portfolio	$1,800	$1,800
Freedom 2020 Portfolio	$1,800	$1,800
Freedom 2025 Portfolio	$1,800	$1,800
Freedom 2030 Portfolio	$1,800	$1,800
Freedom Income Portfolio	$2,000	$2,000
Freedom Lifetime Income I Portfolio	$1,800	$2,000
Freedom Lifetime Income II Portfolio	$1,800	$2,000
Freedom Lifetime Income III Portfolio	$1,800	$2,000
A	Aggregate amounts may reflect rounding.
B

Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio and Freedom Income Portfolio commenced operations on April 26, 2005.

C	Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio and Freedom Lifetime Income III Portfolio commenced operations on July 26, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B,C
Consumer Discretionary Portfolio	$1,200	$1,400
Energy Portfolio	$1,500	$1,500
Financial Services Portfolio	$1,200	$1,400
FundsManager 20% Portfolio	$500	$0
FundsManager 50% Portfolio	$500	$0
FundsManager 70% Portfolio	$500	$0
FundsManager 85% Portfolio	$500	$0
Growth Stock Portfolio	$1,200	$1,300
Health Care Portfolio	$1,300	$1,400
Industrials Portfolio	$1,200	$1,400
International Capital Appreciation Portfolio	$1,200	$1,300
Investor Freedom 2005 Portfolio	$1,200	$300
Investor Freedom 2010 Portfolio	$1,200	$300
Investor Freedom 2015 Portfolio	$1,200	$300
Investor Freedom 2020 Portfolio	$1,200	$300
Investor Freedom 2025 Portfolio	$1,200	$300
Investor Freedom 2030 Portfolio	$1,200	$300
Investor Freedom Income Portfolio	$1,200	$300
Real Estate Portfolio	$1,300	$1,500
Strategic Income Portfolio	$1,300	$1,500
Technology Portfolio	$1,200	$1,400
Utilities Portfolio	$1,200	$1,400
Value Leaders Portfolio	$1,200	$1,400
A	Aggregate amounts may reflect rounding.
B

No Other Fees were billed by PwC for all other non-audit services rendered to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 70% Portfolio, and FundsManager 85% Portfolio as the funds did not commence operations until April 13, 2006.

C

Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio and Investor Freedom Income Portfolio commenced operations on August 3, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B,C
Freedom 2005 Portfolio	$0	$0
Freedom 2010 Portfolio	$0	$0
Freedom 2015 Portfolio	$0	$0
Freedom 2020 Portfolio	$0	$0
Freedom 2025 Portfolio	$0	$0
Freedom 2030 Portfolio	$0	$0
Freedom Income Portfolio	$0	$0
Freedom Lifetime Income I Portfolio	$0	$0
Freedom Lifetime Income II Portfolio	$0	$0
Freedom Lifetime Income III Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio and Freedom Income Portfolio commenced operations on April 26, 2005.

C	Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio and Freedom Lifetime Income III Portfolio commenced operations on July 26, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$125,000	$190,000
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by PwC of $1,385,000A and $1,340,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$195,000	$250,000
Non-Covered Services	$1,190,000	$1,090,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $735,000A and $400,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$200,000	$150,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund IV

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 26, 2007